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SANFORD C. BERNSTEIN FUNDS
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PROSPECTUS
February 2, 2004

      Foreign-Stock Portfolio

      Tax-Managed International
      International
      Emerging Markets Value

      Fixed-Income Portfolios


      Short-Duration Portfolios
         Short Duration New York Municipal
         Short Duration California Municipal
         Short Duration Diversified Municipal
      Intermediate-Duration Portfolios
         New York Municipal
         California Municipal
         Diversified Municipal

      Fixed-Income Taxable Portfolios

      Short-Duration Portfolios
         U.S. Government Short Duration
         Short Duration Plus
      Intermediate-Duration Portfolios
         Intermediate Duration
         Intermediate Duration Institutional



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
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Introduction...............................................................................  1

International Portfolios...................................................................  2
Emerging Markets Value.....................................................................  7
New York Municipal......................................................................... 12
Short Duration New York Municipal.......................................................... 16
California Municipal....................................................................... 20
Short Duration California Municipal........................................................ 24
Diversified Municipal...................................................................... 28
Short Duration Diversified Municipal....................................................... 32
U.S. Government Short Duration............................................................. 36
Short Duration Plus........................................................................ 40
Intermediate Duration...................................................................... 44
Intermediate Duration Institutional........................................................ 48

Additional Information About Principal Investment Strategies and Risks..................... 52
Additional Investment Information, Special Investment Techniques and Related Risks......... 54
Prior Performance of Similarly Managed Accounts .......................................... 63
Fund Management............................................................................ 65
Pricing Portfolio Shares................................................................... 67
Purchasing Shares.......................................................................... 67
Selling Shares............................................................................. 71
Exchanging Shares.......................................................................... 72
Dividends, Distributions and Taxes......................................................... 73
Financial Highlights....................................................................... 76

INTRODUCTION
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This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. ("SCB") and the Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration Institutional") of the Sanford C. Bernstein Fund II, Inc. ("SCBII" and, together with SCB, the "Funds"). The 12 Portfolios of SCB and Intermediate Duration Institutional are collectively referred to in the Prospectus as the "Portfolios." SCB currently comprises nine fixed-income Portfolios and three international equity Portfolios. Each Portfolio represents a separate portfolio of securities and each has its own investment objective. For the New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Tax-Managed International and International Portfolios of SCB, this Prospectus relates to the New York Municipal Class, California Municipal Class, Diversified Municipal Class and Short Duration Plus Class, Tax-Managed International Class and International Class of shares of these respective Portfolios.


Alliance Capital Management L.P. is the investment manager of the Funds. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."

Before investing in any Portfolio of the Funds, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the foreign-stock Portfolios, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).



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                                                 Prospectus--February 2, 2004  1

INTERNATIONAL PORTFOLIOS
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Investment Objectives


To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.


International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies


Each of the Tax-Managed International Portfolio and the International Portfolio (the "International Portfolios") will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, we draw on the capabilities of separate investment teams.

The International Portfolios' international growth stocks are selected using Alliance's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings-growth prospects.


The International Portfolios' international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the International Portfolios, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.


Normally, approximately 50% of the value of each International Portfolio will consist of international value stocks and 50% will consist of international growth stocks. We will rebalance the International Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the International Portfolios will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be up to 40%-60%. The Tax-Managed International Portfolio was formerly known as the Tax-Managed International Value Portfolio, and the International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of each International Portfolio consisted of international value stocks.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the International Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the International Portfolio to the equity markets. The International Portfolios may also make investments in less developed or emerging equity markets.


The International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.


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2

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Additional Strategies Applicable to the Tax-Managed International Portfolio

The Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Principal Investment Risks


General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that a Portfolio will achieve its investment objectives.


Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.


Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.


Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the International Portfolios will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

Other foreign investment risks include:

      o     the availability of less public information on issuers of securities

      o     less governmental supervision of brokers and issuers of securities

      o lack of uniform accounting, auditing and financial-reporting standards

      o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

      o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

      o     the imposition of foreign taxes

      o     high inflation and rapid fluctuations in inflation rates



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                                                 Prospectus--February 2, 2004  3

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      o less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing:

Investments in foreignsecurities will also result in generally higher expenses due to:

      o     the costs of currency exchange

      o     higher brokerage commissions in certain foreign markets

      o     the expense of maintaining securities with foreign custodians

Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Derivatives risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolios more volatile and can compound other risks.

Management risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance


The returns shown below in the bar charts and the tables are for the Tax-Managed International Portfolio and the International Portfolio using an all-value investment style. In September 2003, the investment style of the International Portfolios changed from all-value to a blend of growth and value. The bar charts show the performance of the International Portfolio for each full calendar year since inception and the Tax-Managed International Portfolio for the past 10 calendar years. The tables show how each Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance, before and after taxes, is no guarantee of how either will perform in the future.


INTERNATIONAL PORTFOLIO
Calendar Year Total Returns
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 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


           -2.97%           -12.92%             -8.84%          39.35%
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            2000              2001               2002            2003

Best and Worst Quarters
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                                         QUARTER ENDED        TOTAL RETURN
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Best Quarter                               06/30/03               24.94%
Worst Quarter                              09/30/02              -21.95%


Average Annual Total Returns
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                                          FOR PERIODS ENDED DECEMBER 31, 2003
                                           ONE YEAR          SINCE INCEPTION*
--------------------------------------------------------------------------------
International Portfolio
  Returns Before Taxes                       39.35%               3.73%
  Returns After Taxes on
    Distributions+                           39.34%               2.01%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares+                     26.01%               2.18%
MSCI EAFE Index                              38.59%              -1.20%++


*     The Portfolio commenced operations on April 30, 1999.


+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


++ Since May 1, 1999, the first full month after Portfolio inception (April 30, 1999)


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4

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TAX-MANAGED INTERNATIONAL PORTFOLIO
Calendar Year Total Returns
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 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

3.83%   8.07%   17.46%   9.27%   10.95%   22.71%  -4.88%  -12.52%  -8.51%  38.83%
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1994    1995     1996    1997     1998     1999    2000     2001    2002   2003


Best and Worst Quarters
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                                      QUARTER ENDED           TOTAL RETURN
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Best Quarter                             06/30/03                24.55%
Worst Quarter                             9/30/02               -21.98%


Average Annual Total Returns
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                                        FOR YEARS ENDED DECEMBER 31, 2003
                                       ONE YEAR    FIVE YEARS    TEN YEARS
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Tax-Managed International
  Returns Before Taxes                  38.83%       5.34%         7.56%
  Returns After Taxes on
    Distributions*                      38.55%       4.63%         6.06%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*                25.69%       4.34%         5.78%
MSCI EAFE Index                         38.39%      -0.05%         4.47%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


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                                                 Prospectus--February 2, 2004  5

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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.


     Fee Table
     ------------------------------------------------------------------------------------------------------------

                                                                            TAX-MANAGED            INTERNATIONAL
                                                                      INTERNATIONAL PORTFOLIO        PORTFOLIO
     SHAREHOLDER FEES
              (fees paid directly from your investment)

              Sales Charge (Load) Imposed on Purchases                           None                   None
              Sales Charge (Load) Imposed on Reinvested Dividends                None                   None
              Deferred Sales Charge (Load)                                       None                   None
              Redemption Fees                                                    None                   None
              Exchange Fees                                                      None                   None
              Maximum Account Fee                                                $100(1)                $100(1)

     ------------------------------------------------------------------------------------------------------------
     ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)

              Management Fees                                                    0.93%                  0.96%
              Distribution (12b-1) Fees                                          None                   None
              Other Expenses
                 Shareholder Servicing Fees                                      0.25%                  0.25%
                 All Other Expenses                                              0.07%                  0.08%
     Total Annual Portfolio Operating Expenses                                   1.25%                  1.29%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

     ---------------------------------------------------------------------------
     EXAMPLE

            This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                 $  127                 $  131

            3 Yrs. (cum.)                         $  397                 $  409

            5 Yrs. (cum.)                         $  686                 $  708

            10 Yrs. (cum.)                        $1,511                 $1,556



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6

EMERGING MARKETS VALUE PORTFOLIO
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Investment Objective

To provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

Principal Investment Strategies

The Emerging Markets Value Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.


The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand and Turkey. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue or profits from goods produced or sold, services performed or investments made, or has at least 50% of its assets, in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.


Under most conditions, the Emerging Markets Value Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market. We use a value-oriented approach to stock selection.

We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the EAFE index.

Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ



--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004  7

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from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your returns on foreign stocks will also fall.


It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the United States. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.


Other foreign investing risks include:

      o     the availability of less public information on issuers of securities

      o     less governmental supervision of brokers and issuers of securities

      o lack of uniform accounting, auditing and financial-reporting standards


      o settlement practices that differ from those in the United States and may result in delays or may not fully protect the Portfolio against loss or theft of assets


      o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

      o     the imposition of foreign taxes

      o     high inflation and rapid fluctuations in inflation rates

      o less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing:
Investments in foreign securities will also result in generally higher expenses due to:

      o     the costs of currency exchange

      o     higher brokerage commissions in certain foreign markets

      o     the expense of maintaining securities with foreign custodians

Investments in small companies: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


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8

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Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

The returns in the bar chart do not reflect the portfolio transaction fee of 2.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.


The average annual total returns in the table reflect the returns to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Without taking into account this transaction fee, average annual total returns to a shareholder for the calendar year ended 2003 and since inception, before taxes, would have been 76.89% and 4.71%, respectively.


EMERGING MARKETS VALUE PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  7.05%  -23.92%   -21.09%    73.01%   -28.16%    -3.62%    3.84%     76.89%
--------------------------------------------------------------------------------
  1996     1997      1998      1999      2000      2001      2002      2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                       QUARTER ENDED      TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                               6/30/99            35.18%
Worst Quarter                             12/31/97           -26.32%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                      FOR YEARS ENDED DECEMBER 31, 2003
                                                                      SINCE
                                    ONE YEAR      FIVE YEARS        INCEPTION*
--------------------------------------------------------------------------------
Emerging Markets Value
  Returns Before Taxes               69.88%          16.14%           4.19%
  Returns After Taxes on
    Distributions+                   70.18%          16.06%           4.00%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares+             46.21%          14.28%           3.58%
MSCI Emerging Markets
Free Index                           56.28%          10.62%           1.86%++


*     The Portfolio commenced operations on December 15, 1995.

+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

++ Since January 1, 1996, the first full month after Portfolio inception (Dec. 15, 1995)



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                                                 Prospectus--February 2, 2004  9

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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      ---------------------------------------------------------------------------------------------
                                                                              EMERGING MARKETS
                                                                               VALUE PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                              None
               Sales Charge (Load) Imposed on Reinvested Dividends                   None
               Deferred Sales Charge (Load)                                          None
               Maximum Account Fee                                                   $100(1)
               Portfolio Transaction Fee upon Purchase of Shares
                  (as a percentage of amount invested)*                              2.00%
               Portfolio Transaction Fee upon Redemption of Shares
                  (as a percentage of amount redeemed)+                              2.00%
               Portfolio Transaction Fee upon Exchange of Shares                     ss.

      ---------------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                       1.25%
               Distribution (12b-1) Fees                                             None
               Other Expenses
                  Shareholder Servicing Fees                                         0.25%
                  All Other Expenses                                                 0.22%
      Total Annual Portfolio Operating Expenses                                      1.72%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

* The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.

+ The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.

ss. Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.


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10

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      --------------------------------------------------------------------------
      EXAMPLE

            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.* The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               EMERGING MARKETS
                                                                VALUE PORTFOLIO
            1 Yr.                                                    $  574

            3 Yrs. (cum.)                                            $  947

            5 Yrs. (cum.)                                            $1,345

            10 Yrs. (cum.)                                           $2,460

            You would pay the following expenses
              if you did not redeem your shares:

            1 Yr.                                                    $  371

            3 Yrs. (cum.)                                            $  731

            5 Yrs. (cum.)                                            $1,115

            10 Yrs. (cum.)                                           $2,190


            This example reflects the portfolio transaction fee on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.


            The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Value Portfolio, not by Alliance, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see page 67.


* The expenses include the portfolio transaction fee on purchases and redemptions.



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                                                Prospectus--February 2, 2004  11

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate fore casting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations and tax-exempt commercial paper.


Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds,


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  13

--------------------------------------------------------------------------------


can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to govern mental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

NEW YORK MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-2.55%  12.97%   3.53%   6.54%    5.21%   -0.03%   8.20%    4.54%   7.28%  3.95%
--------------------------------------------------------------------------------
1994     1995    1996    1997     1998     1999    2000     2001    2002   2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                     QUARTER ENDED       TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                            3/31/95               4.87%
Worst Quarter                           3/31/94              -2.90%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                      FOR YEARS ENDED DECEMBER 31, 2003
                                    ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
New York Municipal
  Returns Before Taxes                3.95%        4.75%         4.88%
  Returns After Taxes on
    Distributions*                    3.92%        4.71%         4.82%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*              3.77%        4.61%         4.76%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                  4.18%        5.47%         5.41%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      -----------------------------------------------------------------------------------------

                                                                              NEW YORK
                                                                         MUNICIPAL PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                         None
               Sales Charge (Load) Imposed on Reinvested Dividends              None
               Deferred Sales Charge (Load)                                     None
               Redemption Fees                                                  None
               Exchange Fees                                                    None
               Maximum Account Fee                                              $100(1)

      -----------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                  0.50%
               Distribution (12b-1) Fees                                        None
               Other Expenses
                  Shareholder Servicing Fees                                    0.10%
                  All Other Expenses                                            0.05%
      Total Annual Portfolio Operating Expenses                                 0.65%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE

            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                   $ 66

            3 Yrs. (cum.)                                           $208

            5 Yrs. (cum.)                                           $362

            10 Yrs. (cum.)                                          $810


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  15

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  17

--------------------------------------------------------------------------------


Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to govern mental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

6.07%   3.52%    3.75%     3.77%    2.30%     4.78%     4.50%    3.08%     1.80%
--------------------------------------------------------------------------------
1995    1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                    QUARTER ENDED        TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                            3/31/95              2.07%
Worst Quarter                           6/30/99              0.17%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                       FOR PERIODS ENDED DECEMBER 31, 2003
                                                                   SINCE
                                      ONE YEAR    FIVE YEARS     INCEPTION*
--------------------------------------------------------------------------------
Short Duration New York
Municipal
  Returns Before Taxes                  1.80%        3.28%         3.66%
  Returns After Taxes on
    Distributions+                      1.80%        3.25%         3.56%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares+                1.85%        3.23%         3.56%
Lehman Brothers
One-Year Municipal Index                1.71%        3.91%         4.83%++


*     The Portfolio commenced operations on October 3, 1994.


+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994)


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      -------------------------------------------------------------------------------------

                                                                        SHORT DURATION
                                                                      NEW YORK MUNICIPAL
                                                                           PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                      None
               Sales Charge (Load) Imposed on Reinvested Dividends           None
               Deferred Sales Charge (Load)                                  None
               Redemption Fees                                               None
               Exchange Fees                                                 None
               Maximum Account Fee                                           $100(1)

      -------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                               0.50%
               Distribution (12b-1) Fees                                     None
               Other Expenses
                  Shareholder Servicing Fees                                 0.10%
                  All Other Expenses                                         0.16%
      Total Annual Portfolio Operating Expenses                              0.76%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE

            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                    $ 78

            3 Yrs. (cum.)                                            $243

            5 Yrs. (cum.)                                            $422

            10 Yrs. (cum.)                                           $942


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  19

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds,


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  21

--------------------------------------------------------------------------------


Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to govern mental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

CALIFORNIA MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-3.15%    13.72%    3.72%    6.34%     5.12%   -0.06%     8.53%     4.57%    5.81%     3.68%
--------------------------------------------------------------------------------------------
1994       1995     1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                   QUARTER ENDED        TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                           3/31/95               5.48%
Worst Quarter                          3/31/94              -2.88%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                   FOR PERIODS ENDED DECEMBER 31, 2003
                                  ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
California Municipal
  Returns Before Taxes              3.68%        4.47%         4.74%
  Returns After Taxes on
    Distributions*                  3.60%        4.40%         4.66%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*            3.48%        4.32%         4.59%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                4.18%        5.47%         5.41%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      -----------------------------------------------------------------------------------------
                                                                             CALIFORNIA
                                                                         MUNICIPAL PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                          None
               Sales Charge (Load) Imposed on Reinvested Dividends               None
               Deferred Sales Charge (Load)                                      None
               Redemption Fees                                                   None
               Exchange Fees                                                     None
               Maximum Account Fee                                               $100(1)

      -----------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                   0.50%
               Distribution (12b-1) Fees                                         None
               Other Expenses
                  Shareholder Servicing Fees                                     0.10%
                  All Other Expenses                                             0.06%
      Total Annual Portfolio Operating Expenses                                  0.66%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                   $ 67

            3 Yrs. (cum.)                                           $211

            5 Yrs. (cum.)                                           $368

            10 Yrs. (cum.)                                          $822


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  23

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate fore casting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports,


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  25

--------------------------------------------------------------------------------


preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to govern mental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

6.29%   3.55%    3.60%     3.90%    2.37%     4.88%     4.41%    2.62%     1.51%
--------------------------------------------------------------------------------
1995    1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                   QUARTER ENDED         TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                           3/31/95               2.04%
Worst Quarter                         12/31/02              -0.23%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                   FOR PERIODS ENDED DECEMBER 31, 2003
                                                               SINCE
                                   ONE YEAR    FIVE YEARS    INCEPTION*
--------------------------------------------------------------------------------
Short Duration California
Municipal
  Returns Before Taxes               1.51%        3.15%         3.62%
  Returns After Taxes on
    Distributions+                   1.50%        3.09%         3.50%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares+             1.55%        3.07%         3.48%
Lehman Brothers
One-Year Municipal Index             1.71%        3.91%         4.38%++


*     The Portfolio commenced operations on October 3, 1994.


+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994)


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      -------------------------------------------------------------------------------------
                                                                        SHORT DURATION
                                                                     CALIFORNIA MUNICIPAL
                                                                           PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                       None
               Sales Charge (Load) Imposed on Reinvested Dividends            None
               Deferred Sales Charge (Load)                                   None
               Redemption Fees                                                None
               Exchange Fees                                                  None
               Maximum Account Fee                                            $100(1)

      -------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                0.50%
               Distribution (12b-1) Fees                                      None
               Other Expenses
                  Shareholder Servicing Fees                                  0.10%
                  All Other Expenses                                          0.20%
      Total Annual Portfolio Operating Expenses                               0.80%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                    $ 82

            3 Yrs. (cum.)                                            $255

            5 Yrs. (cum.)                                            $444

            10 Yrs. (cum.)                                           $990


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  27

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and maximize total return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  29

--------------------------------------------------------------------------------


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to govern mental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-2.52%    12.97%    3.64%    6.68%     4.62%    0.45%     7.81%     5.49%    6.79%     4.04%
--------------------------------------------------------------------------------------------
1994       1995     1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                   QUARTER ENDED        TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                           3/31/95               5.03%
Worst Quarter                          3/31/94              -2.82%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                   FOR PERIODS ENDED DECEMBER 31, 2003
                                  ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
Diversified Municipal
  Returns Before Taxes              4.04%        4.88%         4.92%
  Returns After Taxes on
    Distributions*                  4.02%        4.84%         4.86%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*            3.84%        4.73%         4.79%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                4.18%        5.47%         5.41%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      ---------------------------------------------------------------------------------------
                                                                           DIVERSIFIED
                                                                        MUNICIPAL PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                         None
               Sales Charge (Load) Imposed on Reinvested Dividends              None
               Deferred Sales Charge (Load)                                     None
               Redemption Fees                                                  None
               Exchange Fees                                                    None
               Maximum Account Fee                                              $100(1)

      ---------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                  0.47%
               Distribution (12b-1) Fees                                        None
               Other Expenses
                  Shareholder Servicing Fees                                    0.10%
                  All Other Expenses                                            0.06%
      Total Annual Portfolio Operating Expenses                                 0.63%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                  $ 64

            3 Yrs. (cum.)                                          $202

            5 Yrs. (cum.)                                          $351

            10 Yrs. (cum.)                                         $786


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  31

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate fore casting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.


Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  33

--------------------------------------------------------------------------------


perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

6.36%   3.55%    3.96%     3.94%    2.57%     4.69%     5.11%    3.69%     1.86%
--------------------------------------------------------------------------------
1995    1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                     QUARTER ENDED        TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                             3/31/95              2.01%
Worst Quarter                            6/30/99              0.34%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                   FOR PERIODS ENDED DECEMBER 31, 2003
                                                               SINCE
                                  ONE YEAR    FIVE YEARS     INCEPTION*
--------------------------------------------------------------------------------
Short Duration
Diversified Municipal
  Returns Before Taxes              1.86%        3.58%         3.91%
  Returns After Taxes on
    Distributions+                  1.81%        3.51%         3.81%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares+            1.97%        3.48%         3.79%
Lehman Brothers
One-Year Municipal Index            1.71%        3.91%         4.38%++


*     The Portfolio commenced operations on October 3, 1994.


+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994)


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      ---------------------------------------------------------------------------------------
                                                                           SHORT DURATION
                                                                       DIVERSIFIED MUNICIPAL
                                                                              PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                          None
               Sales Charge (Load) Imposed on Reinvested Dividends               None
               Deferred Sales Charge (Load)                                      None
               Redemption Fees                                                   None
               Exchange Fees                                                     None
               Maximum Account Fee                                               $100(1)

      ---------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                   0.50%
               Distribution (12b-1) Fees                                         None
               Other Expenses
                  Shareholder Servicing Fees                                     0.10%
                  All Other Expenses                                             0.11%
      Total Annual Portfolio Operating Expenses                                  0.71%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                  $ 73

            3 Yrs. (cum.)                                          $227

            5 Yrs. (cum.)                                          $395

            10 Yrs. (cum.)                                         $883


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  35

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

Principal Investment Strategies


The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's or Aa or better by Moody's. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.


Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities, asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.


Since the U.S. Government Short Duration Portfolio owns a high percentage of securities that are U.S. Government securities, its returns will generally be lower than those of the Short Duration Plus Portfolio.


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities.


While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA") are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation ("FHLMC") are backed only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.



--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------


No government guarantee: Investments in the Portfolio are not insured by the U.S. Government.


Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.


Mortgage-related securities: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed. In addition, mortgage-related securities subject the Portfolio to the following risks:


      Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

      Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

      Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  37

--------------------------------------------------------------------------------


Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

0.42%     10.11%    4.09%    5.65%     5.55%    3.08%     7.34%     7.55%    5.64%     1.44%
--------------------------------------------------------------------------------------------
1994       1995     1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                    QUARTER ENDED         TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                            9/30/01               3.43%
Worst Quarter                           3/31/94              -0.19%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                   FOR PERIODS ENDED DECEMBER 31, 2003
                                  ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
U.S. Government
Short Duration
  Returns Before Taxes              1.44%        4.98%         5.05%
  Returns After Taxes on
    Distributions*                  0.25%        3.19%         3.10%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*            0.93%        3.14%         3.08%
Merrill Lynch 1-3 Year
Treasury Index                      1.90%        5.37%         10.68%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      ----------------------------------------------------------------------------------
                                                                      U.S. GOVERNMENT
                                                                       SHORT DURATION
                                                                          PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                      None
               Sales Charge (Load) Imposed on Reinvested Dividends           None
               Deferred Sales Charge (Load)                                  None
               Redemption Fees                                               None
               Exchange Fees                                                 None
               Maximum Account Fee                                           $100(1)

      ----------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                               0.50%
               Distribution (12b-1) Fees                                     None
               Other Expenses
                  Shareholder Servicing Fees                                 0.10%
                  All Other Expenses                                         0.16%
      Total Annual Portfolio Operating Expenses                              0.76%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                  $ 78

            3 Yrs. (cum.)                                          $243

            5 Yrs. (cum.)                                          $422

            10 Yrs. (cum.)                                         $942


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 39

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies


The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.


The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate fore casting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

      Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

      Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

      Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  41

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

0.55%     10.10%    4.79%    5.54%     5.93%    3.78%     6.32%     8.35%    5.09%     2.57%
--------------------------------------------------------------------------------------------
1994       1995     1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                     QUARTER ENDED         TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                            09/30/01               3.16%
Worst Quarter                            3/31/94              -0.31%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                      FOR YEARS ENDED DECEMBER 31, 2003
                                    ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
Short Duration Plus
  Returns Before Taxes                2.57%        5.20%         5.27%
  Returns After Taxes on
    Distributions*                    1.58%        3.35%         3.21%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*              1.66%        3.27%         3.19%
Merrill Lynch 1-3 Year
Treasury Index                        1.90%        5.37%         5.68%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      ----------------------------------------------------------------------------------
                                                                        SHORT DURATION
                                                                        PLUS PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                      None
               Sales Charge (Load) Imposed on Reinvested Dividends           None
               Deferred Sales Charge (Load)                                  None
               Redemption Fees                                               None
               Exchange Fees                                                 None
               Maximum Account Fee                                           $100(1)

      ----------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                               0.50%
               Distribution (12b-1) Fees                                     None
               Other Expenses
                  Shareholder Servicing Fees                                 0.10%
                  All Other Expenses                                         0.07%
      Total Annual Portfolio Operating Expenses                              0.67%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                $ 68

            3 Yrs. (cum.)                                        $214

            5 Yrs. (cum.)                                        $373

            10 Yrs. (cum.)                                       $835


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  43

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.


Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.


The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate fore casting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------


Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

      Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

      Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

      Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  45

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-3.15%    17.83%    3.58%    7.66%     6.87%    0.64%     8.37%     7.19%    7.16%     5.10%
--------------------------------------------------------------------------------------------
1994       1995     1996     1997      1998     1999      2000      2001      2002     2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                    QUARTER ENDED        TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                           6/30/95               5.61%
Worst Quarter                          3/31/94              -2.30%


Average Annual Total Returns
--------------------------------------------------------------------------------


                                    FOR YEARS ENDED DECEMBER 31, 2003
                                  ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
Intermediate Duration
  Returns Before Taxes              5.10%        5.65%         6.00%
  Returns After Taxes on
    Distributions*                  3.80%        3.60%         3.61%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares*            3.30%        3.52%         3.59%
Lehman Brothers
Aggregate Bond Index                4.10%        6.62%         6.95%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      -----------------------------------------------------------------------------------
                                                                         INTERMEDIATE
                                                                      DURATION PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                       None
               Sales Charge (Load) Imposed on Reinvested Dividends            None
               Deferred Sales Charge (Load)                                   None
               Redemption Fees                                                None
               Exchange Fees                                                  None
               Maximum Account Fee                                            $100(1)

      -----------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                0.47%
               Distribution (12b-1) Fees                                      None
               Other Expenses
                  Shareholder Servicing Fees                                  0.10%
                  All Other Expenses                                          0.04%
      Total Annual Portfolio Operating Expenses                               0.61%


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                $ 62

            3 Yrs. (cum.)                                        $195

            5 Yrs. (cum.)                                        $340

            10 Yrs. (cum.)                                       $762


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  47

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate to high rate of current income.

Principal Investment Strategies

The Intermediate Duration Institutional Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.


Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-markets countries.


The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective. Prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration.

Interest-rate risk: Interest-rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

      o     lower rated securities or comparable unrated securities;

      o     debt securities with longer maturities;

      o debt securities paying no current interest, such as zero coupon securities; or

      o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform noninflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------


Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-markets countries.


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

      Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

      Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

      Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  49

--------------------------------------------------------------------------------



Investment Performance


The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

5.34%
--------------------------------------------------------------------------------
2003


Best and Worst Quarters
--------------------------------------------------------------------------------

                                   QUARTER ENDED        TOTAL RETURN
--------------------------------------------------------------------------------
Best Quarter                          09/30/02              3.90%
Worst Quarter                         09/30/03              0.02%

Average Annual Total Returns
--------------------------------------------------------------------------------

                                      FOR YEARS ENDED DECEMBER 31, 2003
                                                             SINCE
                                          ONE YEAR         INCEPTION*
--------------------------------------------------------------------------------
Intermediate Duration
Institutional
  Returns Before Taxes                      5.34%            7.56%
  Returns After Taxes on
    Distributions+                          3.53%            5.59%
  Returns After Taxes on
    Distributions and Sale
    of Portfolio Shares+                    3.49%            5.27%
Lehman Brothers
Aggregate Bond Index                        4.10%            7.14%++

*     The Portfolio commenced operations on May 17, 2002.

+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

++    Since June 1, 2002, the first full month after commencement of operations.



--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.


      Fee Table
      --------------------------------------------------------------------------------------
                                                                    INTERMEDIATE DURATION
                                                                    INSTITUTIONAL PORTFOLIO
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                       None
               Sales Charge (Load) Imposed on Reinvested Dividends            None
               Deferred Sales Charge (Load)                                   None
               Redemption Fees                                                None
               Exchange Fees                                                  None
               Maximum Account Fee                                            $100(1)

      --------------------------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                                0.50%
               Distribution (12b-1) Fees                                      None
               Other Expenses                                                 0.14%
      Total Annual Portfolio Operating Expenses                               0.64%
      Fee Waiver and/or Expense Reimbursement                                (0.19)%
      Net Expenses                                                            0.45%(2)


(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is collected by deducting from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


(2) Reflects the Manager's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Manager for additional one-year terms. Certain fees waived or expenses borne by the Manager through March 31, 2003 may be reimbursed by the Fund until March 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed .45% or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.


      --------------------------------------------------------------------------
      EXAMPLE
            This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

            The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Yr.                                                   $ 46

            3 Yrs. (cum.)*                                          $186

            5 Yrs. (cum.)*                                          $338

            10 Yrs. (cum.)*                                         $780


* This example assumes the Manager's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.



--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  51

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. For all of our equity Portfolios except the International Portfolios, our research is applied within a value-oriented framework; the International Portfolios use a blended-style, growth-and-value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for these Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

The Emerging Markets Value Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for the Emerging Markets Value Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of a global value equity research staff.

The International Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using Alliance's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management, superior industry positions and excellent balance sheets can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


The International Portfolios' international value stocks are selected using Bernstein's research-driven investment discipline. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.


Our international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products,


--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Foreign-Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.


In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.


Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques and Related Risks

Foreign Currency Transactions

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, Emerging Markets Value Portfolio and Intermediate Duration Institutional Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the Foreign-Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.



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Futures Contracts and Options on Futures Contracts

The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

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In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.


Portfolio holdings are detailed in the Funds' financial statements, which are sent to the Funds' shareholders twice a year.

Additional investments, strategies and practices permitted; details in each Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Fixed-Income Portfolios and Intermediate Duration Institutional Portfolio

Interest Only/Principal Only Securities

The Fixed-Income Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Obligations of Supranational Agencies

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 3-4 and 8).


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Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in variable rate demand notes ("VRDN") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.


Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that these Portfolios will not retain a security down graded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market



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makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

      o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

      o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

      o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery


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            of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

      o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps, in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

            The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Hybrid Investments." No Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

      o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

      o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

      o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

      o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.



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      o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

      o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter parties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter productive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by


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a Portfolio were permitted to expire without being sold orexercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the under lying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.


The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.


Hybrid Investments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indices or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. Each Fixed-Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or



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receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These trans actions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) and the Intermediate Duration Institutional Portfolio may lend up to 30% of its total assets; each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets. Each of the Foreign-Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.


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The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve
System or "primary dealers" (as designated by the Federal Reserve Bank of New
York).

Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Additional Risk Considerations

Fixed-Income Securities

The value of each Fixed-Income Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more



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                                                Prospectus--February 2, 2004  61

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
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likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its pro gram for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

Non-Diversified Status

Each of the Short-Duration New York and California Portfolios and the Intermediate-Duration New York and California Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, California began a large-scale deregulation of its power utility industry, which instituted a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities have caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The SAI provides specific information about the state in which a Portfolio invests.


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62

Prior Performance Of Similarly Managed Accounts
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As described in this Prospectus, we diversify the investment portfolio of the International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the International Portfolio will consist of international value stocks and 50% will consist of international growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began in January 1991 for growth and July 1992 for value. Displays 1 and 2 set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the International Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same international value and international growth disciplines as those applicable to the portions of the International Portfolio they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the International Portfolio, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the International Portfolio's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through December 31, 2003. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the International Portfolio, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the International Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for international value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for international growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the



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investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

Display 1 presents the historical performance for Alliance's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolio.

Display 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns

                                       One Year        Three Years       Five Years       10 Years           Since Inception (12/90)
International Growth Composite          31.98%            -2.94%            1.95%              5.60%                    6.67%
MSCI EAFE Index                         38.59%            -2.91%           -0.05%              4.47%                    5.56%
Premium/Discount to MSCI EAFE Index     -6.61%            -0.03%            2.00%              1.13%                    1.11%

Periods ended December 31, 2003
Past performance is no guarantee of future results.


Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International
Portfolio.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns



                                              One Year       Three Years      Five Years      10 Years        Since Inception (6/92)
International Value Composite                  40.16%            4.58%            6.25%               8.63%              9.88%
MSCI EAFE Index                                38.59%           -2.91%           -0.05%               4.47%              6.23%
Composite Premium/Discount to MSCI EAFE Index   1.57%            7.49%            6.30%               4.16%              3.65%


Periods ended December 31, 2003
Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolio was managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio has been managed using both the Manager's international growth and international value investment disciplines.


The above performance data are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the International Portfolio. Other methods of computing returns may produce different results, and the results for different periods will vary.

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64

FUND MANAGEMENT
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The investment manager of the Funds is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of September 30, 2003, approximately $438 billion in assets for individuals, trusts and estates, partner ships, corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks and insurance companies worldwide. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.


Investment decisions for each Portfolio are made by Investment Policy Groups comprising of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.


Certain other clients of the Manager may have investment objectives and policies similar to those of the Funds. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal year ended September 30, 2003, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                          Fee as a percentage of
Portfolio                                average daily net assets
-----------------------------------------------------------------
U.S. Government Short Duration                     .50%
Short Duration Plus                                .50%
Intermediate Duration                              .47%
New York Municipal                                 .50%
Short Duration New York Municipal                  .50%
California Municipal                               .50%
Short Duration California Municipal                .50%
Diversified Municipal                              .47%
Short Duration Diversified Municipal               .50%
Tax-Managed International                          .93%
International                                      .96%
Emerging Markets Value                            1.25%
Intermediate Duration Institutional                .50%*

* Alliance has contractually agreed to waive its fee and/or bear certain expenses as described in the Fee Table on page 51. The fee payable by Intermediate Duration Institutional Portfolio is at an annual rate of .50% of the Portfolio's average daily net assets up to and including $1 billion and at an annual rate of .45% of the Portfolio's average daily net assets in excess of $1 billion.

Shareholder Servicing

Alliance provides SCB with shareholder servicing services. For these services, Alliance charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Foreign-Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.

Additional Information Regarding Alliance

Legal Proceedings

As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also

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been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG. It is not expected, however, that the advisory fees of the Portfolios will be reduced; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of SCBII (the Independent Directors") have inititated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


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66

PRICING PORTFOLIO SHARES
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A Portfolio's net asset value ("NAV") is calculated at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily, 4 pm., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV for the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Purchases of shares in Emerging Markets Value Portfolio may be subject to a transaction fee. See "Purchasing Shares" for more information.

PURCHASING SHARES
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Minimum Investments--For All Portfolios
Other than Intermediate Duration
Institutional Portfolio

Except as otherwise provided, the minimum initial investment in any Portfolio of SCB is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a fixed-income Portfolio, the minimum subsequent investment in any other fixed-income Portfolio is $5,000. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

      o initial purchases of shares of the Portfolios (other than the Emerging Markets Value Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

      o initial purchases of shares of the Emerging Markets Value Portfolio will be subject to a minimum investment requirement of $10,000, but subsequent minimum investment requirements may be waived; and

      o the Manager may, in its discretion, waive initial and subsequent minimum investment requirements for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Value Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets



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Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio trans action fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Value Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Value Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Value Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Value Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Value Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Value Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging Markets Value Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

Minimum Investments--Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in the Intermediate Duration Institutional Portfolio of SCB II is $3,000,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

      o initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

Procedures--For All Portfolios

To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. dollars. All purchase orders will be confirmed in writing. If no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.


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68

The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio or the Intermediate Duration Institutional Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.


Transaction fees: As discussed above, if you purchase shares of the Emerging Markets Value Portfolio, you will pay to this Portfolio a transaction fee of 2.00% of the amount invested.

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS.

The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING.

Purchases of shares of the Funds should be made for investment purposes only. The Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase and sale activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The Funds, Alliance and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


o Transaction Surveillance Procedures. The Funds, through their agent Bernstein LLC, maintain surveillance procedures with respect to purchase and sale activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed a particular monetary threshold within a specified period of time. Trading activity identified this process, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, each purchase of fund shares in excess of $25,000 followed by a sale within a certain period of time will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control or influence. Monetary thresholds or the surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the Funds or Bernstein LLC, in their sole discretion, to be excessive or short duration trading in nature, the account(s) will be immediately "blocked" with respect to any future purchases. However, in all cases, sales of fund shares back to the Funds will continue to be permitted in accordance with the terms of the Funds' current Prospectus. Accounts that are so blocked will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Funds or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

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LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Funds or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of the Funds on an individual basis. Consequently, the Funds and Bernstein LLC may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the Funds and Bernstein LLC to detect excessive or short duration trading activity in fund shares. It is common for a substantial portion of Funds' shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of the Funds, including the maintenance of any transaction surveillance or account blocking procedures, the Funds and Bernstein LLC consider the information actually available to them at the time.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY.

While the Funds and Bernstein LLC will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales of shares of the Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales of fund shares may force a Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales of the Fund's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity, it may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, the Funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Portfolios that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target Portfolios that do not invest primarily in foreign securities. For example, a Portfolio that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy.




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SELLING SHARES
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You may sell your shares of the Funds by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not accept able. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed, the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes. For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Transaction fees upon redemption: You will be charged a 2% redemption fee upon the sale of shares of the Emerging Markets Value Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see pages 10-11.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the Securities and Exchange Commission may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, the Fund has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Fund's SAI.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic sale of your shares--For all Portfolios except the Intermediate Duration Institutional Portfolio: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares--Intermediate Duration Institutional Portfolio:
Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice, sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call your Bernstein advisor at (212) 486-5800.

EXCHANGING SHARES
--------------------------------------------------------------------------------

You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCBII for shares of the same class in any portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Fund shares for shares of the Emerging Markets Value Portfolio, shareholders will be charged the portfolio transaction fee of 2% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Value Portfolio for other Fund shares, shareholders will be charged the 2% redemption fee. See pages 10-11 for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" below.


--------------------------------------------------------------------------------
72

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio of the Funds will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio intend to declare dividends daily and pay them monthly. The Foreign-Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you will be subject to tax on this distribution when it is received, even though the distribution represents in effect a return of a portion of your purchase price.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid. The number of shares you receive is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Based on our investment objectives and strategies, we expect that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios and the Intermediate Duration Institutional Portfolio will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest), and in general, the Tax-Managed International and the Emerging Markets Value Portfolios will distribute primarily capital gains distributions. The International Portfolio may distribute ordinary income dividends and/or capital gains distributions.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in both New York Municipal Portfolios, both California Municipal Portfolios and both Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

The New York Municipal Portfolios provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.


--------------------------------------------------------------------------------
                                                                              73

--------------------------------------------------------------------------------

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of the Foreign-Stock Portfolios will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio that invest in foreign securities, the International Portfolios and the Emerging Markets Value Portfolio may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Pursuant to recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios and Fixed-Income Taxable Portfolios. However, dividends received from Foreign Stock Portfolios may to a certain extent qualify for such rate.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Foreign-Stock Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their share holders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.



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74

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                                                                              75

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Financial
Highlights

Foreign-Stock Portfolios

o     Tax Managed International Portfolio

o     International Portfolio

o     Emerging Markets Value Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns


                                                                                  TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                         -------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                           9/30/03        9/30/02      9/30/01 (a)       9/30/00         9/30/99
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    13.10     $    15.22     $     20.44     $     20.02     $     17.63
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.24           0.17            0.21            0.21            0.15
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                4.39          (2.00)          (3.48)           0.51            4.04
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             4.63          (1.83)          (3.27)           0.72            4.19
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.20)         (0.29)          (0.16)              0           (0.93)
  Distributions from net realized gains                           0              0           (1.79)          (0.30)          (0.87)
  Distributions in excess of net realized gains
    due to timing differences                                     0              0               0               0               0
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.20)         (0.29)          (1.95)          (0.30)          (1.80)
----------------------------------------------------------------------------------------------------------------------------------
  Portfolio transaction fee                                       0              0               0               0               0

----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    17.53     $    13.10     $     15.22     $     20.44     $     20.02
----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                            35.65%        (12.39)%        (17.49)%          3.49%          25.35%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $3,561,248     $2,365,421     $ 2,420,323     $ 3,029,742     $ 3,654,579
  Average net assets (000 omitted)                       $2,890,486     $2,708,477     $ 2,828,736     $ 3,467,670     $ 4,618,500
  Ratio of expenses to average net assets                      1.25%          1.25%           1.25%           1.24%           1.24%
  Ratio of net investment income to average net assets         1.59%          1.04%           1.14%           1.02%           0.80%
  Portfolio turnover rate                                        28%            64%             46%             41%             32%



--------------------------------------------------------------------------------
76
in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.

                                                                              INTERNATIONAL PORTFOLIO
                                                    ---------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      9/30/03         9/30/02       9/30/01 (a)       9/30/00       9/30/99 (C)
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $    11.95      $    14.16      $    20.44      $    20.11       $    19.43
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                  0.23            0.14            0.18            0.23             0.19
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies           4.04           (1.90)          (3.11)           0.31             0.49
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                        4.27           (1.76)          (2.93)           0.54             0.68
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income           (0.16)          (0.45)          (0.79)          (0.19)               0
  Distributions from net realized gains                      0               0           (2.56)          (0.02)               0
  Distributions in excess of net realized gains
    due to timing differences                                0               0               0               0                0
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    (0.16)          (0.45)          (3.35)          (0.21)               0
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio transaction fee                                  0               0               0               0                0

-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                    $    16.06      $    11.95      $    14.16      $    20.44       $    20.11
-------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                       36.00%         (13.01)%        (16.95)%          2.72%            3.50%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)           $1,826,667      $1,299,449      $1,426,683      $1,907,921       $2,459,123
  Average net assets (000 omitted)                  $1,572,731      $1,539,788      $1,718,245      $2,238,111       $2,397,807
  Ratio of expenses to average net assets                 1.29%           1.29%           1.28%           1.25%            1.26%*
  Ratio of net investment income to average net
  asset                                                   1.63%           0.97%           1.06%           1.09%            2.23%*
  Portfolio turnover rate                                   28%             67%             45%             24%               9%

                                                                         EMERGING MARKETS VALUE PORTFOLIO
                                                    ---------------------------------------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      9/30/03         9/30/02       9/30/01 (a)       9/30/00         9/30/99
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period              $    13.65      $    12.48      $    16.91      $    17.67       $    10.11
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                  0.26            0.13            0.17            0.14             0.16
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies           6.87            1.04           (4.34)          (1.01)            7.39
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                        7.13            1.17           (4.17)          (0.87)            7.55
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income           (0.08)          (0.13)          (0.09)          (0.10)           (0.12)
  Distributions from net realized gains                      0               0           (0.28)              0                0
  Distributions in excess of net realized gains
    due to timing differences                                0               0               0               0            (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                    (0.08)          (0.13)          (0.37)          (0.10)           (0.14)
-------------------------------------------------------------------------------------------------------------------------------
  Portfolio transaction fee                               0.11            0.13            0.11            0.21             0.15

-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                    $    20.81      $    13.65      $    12.48      $    16.91       $    17.67
-------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                       47.21%(d)        5.98%(d)      (27.36)%(d)      (7.63)%(d)       69.88%(d)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)           $  898,402      $  518,984      $  499,414      $  593,883       $  720,444
  Average net assets (000 omitted)                  $  653,705      $  588,195      $  578,168      $  718,397       $  581,638
  Ratio of expenses to average net assets                 1.72%           1.73%           1.75%           1.71%            1.74%
  Ratio of net investment income to average net
  asset                                                   1.57%           0.89%           1.10%           0.75%            1.04%
  Portfolio turnover rate                                   38%             34%             34%             28%              29%


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  77

--------------------------------------------------------------------------------


Financial
Highlights

Fixed-Income Municipal Portfolios

o     New York Municipal Portfolio

o     Short Duration New York Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns


                                                                                  NEW YORK MUNICIPAL PORTFOLIO+
                                                         -------------------------------------------------------------------------
                                                         YEAR ENDED    YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           9/30/03       9/30/02       9/30/01 (a)        9/30/00         9/30/99
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    14.23     $   13.85      $     13.37      $    13.36      $    13.87
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.50          0.54             0.57            0.57            0.56
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.02)         0.38             0.48            0.07           (0.46)
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.48          0.92             1.05            0.64            0.10
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.01)        (0.01)           (0.02)              0           (0.01)
  Dividends from tax-exempt net investment income             (0.49)        (0.53)           (0.55)          (0.57)          (0.55)
  Distributions from net realized gains                           0             0                0           (0.05)          (0.05)
  Distributions in excess of net investment income
    due to timing differences                                     0             0                0               0               0
  Distributions in excess of net realized gains
    due to timing differences                                     0             0                0           (0.01)              0
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                          0.50         (0.54)           (0.57)          (0.63)          (0.61)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    14.21     $   14.23      $     13.85      $    13.37      $    13.36
----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             3.45%         6.83%            7.99%           4.93%           0.74%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $1,006,023     $ 940,302      $   763,728      $  673,723      $  845,970
  Average net assets (000 omitted)                       $  954,250     $ 835,184      $   713,704      $  743,412      $  843,755
  Ratio of expenses to average net assets                      0.65%         0.66%            0.64%           0.64%           0.64%
  Ratio of net investment income to average net assets         3.53%         3.89%            4.17%           4.33%           4.09%
  Portfolio turnover rate                                        29%           37%              29%             33%             35%



--------------------------------------------------------------------------------
78

--------------------------------------------------------------------------------


in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.

                                                                                   SHORT DURATION
                                                                            NEW YORK MUNICIPAL PORTFOLIO
                                                         -------------------------------------------------------------------------
                                                         YEAR ENDED    YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           9/30/03       9/30/02       9/30/01 (a)        9/30/00         9/30/99
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    12.57     $   12.54      $     12.31      $    12.35      $    12.47
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.26          0.36             0.44            0.48            0.44
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.02)         0.03             0.23           (0.04)          (0.12)
----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.24          0.39             0.67            0.44            0.32
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                    0             0            (0.03)          (0.01)          (0.02)
  Dividends from tax-exempt net investment income             (0.26)        (0.36)           (0.41)          (0.47)          (0.42)
  Distributions from net realized gains                           0             0                0               0               0
  Distributions in excess of net investment income
    due to timing differences                                     0             0                0               0               0
  Distributions in excess of net realized gains
    due to timing differences                                     0             0                0               0               0
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.26)        (0.36)           (0.44)          (0.48)          (0.44)
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    12.55     $   12.57      $     12.54      $    12.31      $    12.35
----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             1.92%         3.14%            5.55%           3.64%           2.64%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $  120,941     $ 116,307      $    87,919      $   93,774      $  101,901
  Average net assets (000 omitted)                       $  119,346     $ 102,743      $    94,322      $  106,683      $   92,014
  Ratio of expenses to average net assets                      0.76%         0.77%            0.73%           0.72%           0.74%
  Ratio of net investment income to average net assets         2.06%         2.83%            3.56%           3.91%           3.57%
  Portfolio turnover rate                                        47%           38%              93%             65%             78%


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  79

--------------------------------------------------------------------------------


Financial
Highlights

Fixed-Income Municipal Portfolios

o     California Municipal Portfolio

o     Short Duration California Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total


                                                                               CALIFORNIA MUNICIPAL PORTFOLIO+
                                                         --------------------------------------------------------------------------
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           9/30/03         9/30/02      9/30/01 (a)        9/30/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    14.59     $     14.23     $     13.81     $     13.69     $     14.19
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.47            0.51            0.57            0.57            0.54
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.13)           0.36            0.42            0.16           (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.34            0.87            0.99            0.73            0.08
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.03)              0           (0.04)          (0.02)          (0.02)
  Dividends from tax-exempt net investment income             (0.44)          (0.51)          (0.53)          (0.55)          (0.52)
  Distributions from net realized gains                           0               0               0           (0.04)          (0.04)
  Distributions in excess of net investment income
    due to timing differences                                     0               0               0               0               0
  Distributions in excess of net realized gains
    due to timing differences                                     0               0               0               0               0
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.47)          (0.51)          (0.57)          (0.61)          (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    14.46     $     14.59     $     14.23     $     13.81     $     13.69
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             2.40%           6.27%           7.33%           5.44%           0.60%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $  685,360     $   597,222     $   491,194     $   450,744     $   605,962
  Average net assets (000 omitted)                       $  625,249     $   541,454     $   460,729     $   524,573     $   586,510
  Ratio of expenses to average net assets                      0.66%           0.66%           0.65%           0.64%           0.64%
  Ratio of net investment income to average net assets         3.26%           3.57%           4.07%           4.15%           3.88%
  Portfolio turnover rate                                        44%             31%             46%             48%             38%



--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------


returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.

                                                                                     SHORT DURATION
                                                                             CALIFORNIA MUNICIPAL PORTFOLIO
                                                         --------------------------------------------------------------------------
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           9/30/03         9/30/02      9/30/01 (a)        9/30/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    12.69     $     12.68     $     12.51     $     12.53     $     12.61
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.22            0.35            0.46            0.45            0.40
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.02)           0.01            0.17            0.02           (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.20            0.36            0.63            0.47            0.36
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.01)              0           (0.03)          (0.03)          (0.02)
  Dividends from tax-exempt net investment income             (0.21)          (0.35)          (0.43)          (0.42)          (0.38)
  Distributions from net realized gains                           0               0               0           (0.04)          (0.04)
  Distributions in excess of net investment income
    due to timing differences                                     0               0               0               0               0
  Distributions in excess of net realized gains
    due to timing differences                                     0               0               0               0               0
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.22)          (0.35)          (0.46)          (0.49)          (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    12.67     $     12.69     $     12.68     $     12.51     $     12.53
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             1.63%           2.87%           5.13%           3.87%           2.90%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $   79,818     $    74,648     $    54,073     $    58,089     $   108,511
  Average net assets (000 omitted)                       $   80,862     $    61,944     $    55,681     $    83,374     $    97,808
  Ratio of expenses to average net assets                      0.80%           0.79%           0.79%           0.73%           0.73%
  Ratio of net investment income to average net assets         1.77%           2.70%           3.66%           3.58%           3.18%
  Portfolio turnover rate                                        72%             28%             60%             94%            127%


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  81

--------------------------------------------------------------------------------


Financial
Highlights

Fixed-Income Municipal Portfolios

o     Diversified Municipal Portfolio

o     Short Duration Diversified Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns


                                                                               DIVERSIFIED MUNICIPAL PORTFOLIO+
                                                         --------------------------------------------------------------------------
                                                         YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED    YEAR ENDED
                                                           9/30/03         9/30/02        9/30/01 (a)        9/30/00       9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    14.37      $     14.05      $    13.50      $    13.47     $    13.96
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.51             0.56            0.59            0.58           0.56
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.03)            0.32            0.55            0.08          (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.48             0.88            1.14            0.66           0.10
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.01)               0           (0.01)          (0.01)         (0.02)
  Dividends from tax-exempt net investment income             (0.50)           (0.56)          (0.58)          (0.57)         (0.54)
  Distributions from net realized gains                           0                0               0           (0.05)         (0.03)
  Distributions in excess of net investment income
    due to timing differences                                     0                0               0               0              0
  Distributions in excess of net realized gains
    due to timing differences                                     0                0               0               0              0
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.51)           (0.56)          (0.59)          (0.63)         (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    14.34      $     14.37      $    14.05      $    13.50     $    13.47
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             3.44%            6.42%           8.63%           5.04%          0.77%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $2,045,981      $ 1,731,818      $1,388,653      $1,205,781     $1,517,233
  Average net assets (000 omitted)                       $1,844,104      $ 1,532,681      $1,277,970      $1,329,585     $1,458,118
  Ratio of expenses to average net assets                      0.63%            0.64%           0.63%           0.63%          0.63%
  Ratio of net investment income to average net assets         3.58%            3.96%           4.30%           4.30%          4.08%
  Portfolio turnover rate                                        38%              22%             26%             35%            45%



--------------------------------------------------------------------------------
82

--------------------------------------------------------------------------------


in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.

                                                                                       SHORT DURATION
                                                                               DIVERSIFIED MUNICIPAL PORTFOLIO
                                                         --------------------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                           9/30/03          9/30/02       9/30/01 (a)       9/30/00        9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    12.79      $     12.70      $    12.44      $    12.49     $    12.57
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.29             0.37            0.47            0.47           0.42
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.05)            0.10            0.26           (0.01)         (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.24             0.47            0.73            0.46           0.37
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                    0                0           (0.01)          (0.01)         (0.01)
  Dividends from tax-exempt net investment income             (0.29)           (0.37)          (0.46)          (0.46)         (0.41)
  Distributions from net realized gains                       (0.05)           (0.01)              0               0          (0.03)
  Distributions in excess of net investment income
    due to timing differences                                     0                0               0               0              0
  Distributions in excess of net realized gains
    due to timing differences                                     0                0               0           (0.04)             0
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.34)           (0.38)          (0.47)          (0.51)         (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    12.69      $     12.79      $    12.70      $    12.44     $    12.49
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             1.97%            3.81%           5.98%           3.77%          2.91%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $  233,649      $   200,696      $  156,920      $  158,315     $  170,722
  Average net assets (000 omitted)                       $  220,768      $   182,317      $  144,315      $  168,807     $  167,918
  Ratio of expenses to average net assets                      0.71%            0.71%           0.71%           0.71%          0.71%
  Ratio of net investment income to average net assets         2.30%            2.92%           3.73%           3.75%          3.29%
  Portfolio turnover rate                                        57%              56%             77%             99%            95%


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  83

--------------------------------------------------------------------------------


Financial
Highlights

Fixed-Income Taxable Portfolios

o     U.S. Government Short Duration Portfolio

o     Short Duration Plus Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total


                                                                          U.S. GOVERNMENT SHORT DURATION PORTFOLIO
                                                         --------------------------------------------------------------------------
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           9/30/03         9/30/02      9/30/01 (a)        9/30/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    13.23     $     13.07     $     12.49     $     12.46     $     12.66
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.31            0.40            0.59            0.61            0.58
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               (0.04)           0.16            0.58            0.03           (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.27            0.56            1.17            0.64            0.38
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.31)          (0.40)          (0.59)          (0.61)          (0.58)
  Dividends from tax-exempt net investment income                 0               0               0               0               0
  Distributions from net realized gains                       (0.19)              0               0               0               0
  Distributions in excess of net investment income
    due to timing differences                                     0               0               0               0               0
  Distributions in excess of net realized gains
    due to timing differences                                     0               0               0               0               0
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.50)          (0.40)          (0.59)          (0.61)          (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    13.00     $     13.23     $     13.07     $     12.49     $     12.46
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             2.10%           5.42%           9.62%           5.30%           3.07%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $  112,561     $   115,400     $   101,664     $    95,617     $   127,598
  Average net assets (000 omitted)                       $  120,631     $   106,080     $   101,326     $   112,827     $   132,741
  Ratio of expenses to average net assets                      0.76%           0.74%           0.72%           0.72%           0.70%
  Ratio of expenses to average net assets,
    excluding interest expense                                 0.76%           0.74%           0.72%           0.72%           0.70%
  Ratio of net investment income to average net assets         2.39%           3.04%           4.65%           4.91%           4.61%
  Portfolio turnover rate                                       323%            230%            344%            160%             82%



--------------------------------------------------------------------------------
84

--------------------------------------------------------------------------------


returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.

                                                                               SHORT DURATION PLUS PORTFOLIO
                                                         --------------------------------------------------------------------------
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           9/30/03         9/30/02      9/30/01 (a)        9/30/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $    12.78     $     12.69     $     12.25     $     12.33     $     12.53
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                       0.37            0.50            0.68            0.72            0.67
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                0.06            0.09            0.44           (0.08)          (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.43            0.59            1.12            0.64            0.47
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                (0.37)          (0.50)          (0.66)          (0.72)          (0.67)
  Dividends from tax-exempt net investment income                 0               0               0               0               0
  Distributions from net realized gains                           0               0               0               0               0
  Distributions in excess of net investment income
    due to timing differences                                     0               0           (0.01)              0               0
  Distributions in excess of net realized gains
    due to timing differences                                     0               0           (0.01)              0               0
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.37)          (0.50)          (0.68)          (0.72)          (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $    12.84     $     12.78     $     12.69     $     12.25     $     12.33
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                             3.42%           4.78%           9.40%           5.37%           3.82%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                $  413,100     $   397,719     $   367,738     $   407,516     $   557,016
  Average net assets (000 omitted)                       $  408,848     $   377,656     $   377,112     $   490,232     $   569,298
  Ratio of expenses to average net assets                      0.67%           0.67%           0.67%           0.66%           0.65%
  Ratio of expenses to average net assets,
    excluding interest expense                                 0.66%           0.67%           0.67%           0.66%           0.65%
  Ratio of net investment income to average net assets         2.89%           3.95%           5.48%           5.88%           5.36%
  Portfolio turnover rate                                       286%            226%            377%            194%             96%


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  85

--------------------------------------------------------------------------------


Financial
Highlights

Fixed-Income Taxable Portfolios

o     Intermediate Duration Portfolio

o     Intermediate Duration Institutional Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total


                                                                              INTERMEDIATE DURATION PORTFOLIO
                                                          -------------------------------------------------------------------------
                                                          YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                            9/30/03         9/30/02       9/30/01 (a)      9/30/00         9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $    13.08      $    12.98      $    12.51     $    12.67     $     13.49
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                        0.47            0.59            0.72           0.81            0.77
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                 0.35            0.10            0.47          (0.16)          (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                              0.82            0.69            1.19           0.65            0.14
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                 (0.47)          (0.59)          (0.68)         (0.81)          (0.76)
  Dividends from tax-exempt net investment income                  0               0               0              0               0
  Distributions from net realized gains                            0               0               0              0           (0.10)
  Distributions in excess of net investment income
    due to timing differences                                      0               0           (0.04)             0           (0.03)
  Distributions in excess of net realized gains
    due to timing differences                                      0               0               0              0           (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                          (0.47)          (0.59)          (0.72)         (0.81)          (0.96)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                          $    13.43      $    13.08      $    12.98     $    12.51     $     12.67
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                              6.39%           5.48%           9.80%          5.37%           1.04%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                 $2,402,262      $2,151,988      $2,130,691     $2,041,914     $ 2,674,408
  Average net assets (000 omitted)                        $2,249,030      $2,135,339      $2,060,159     $2,298,018     $ 2,601,959
  Ratio of expenses to average net assets                       0.61%           0.61%           0.61%          0.60%           0.60%
  Ratio of net investment income to average net assets          3.55%           4.57%           5.66%          6.48%           5.89%
  Portfolio turnover rate                                        796%            727%            532%           378%            230%



--------------------------------------------------------------------------------
86

--------------------------------------------------------------------------------


returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.

                                                                                  INTERMEDIATE DURATION
                                                                                 INSTITUTIONAL PORTFOLIO
                                                                          ------------------------------------
                                                                           YEAR ENDED              YEAR ENDED
                                                                             9/30/03               9/30/02 (e)
--------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                                    $     15.44              $     15.00(f)
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                                         0.56                     0.25
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                                  0.41                     0.44
--------------------------------------------------------------------------------------------------------------
  Total from investment operations                                               0.97                     0.69
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                                  (0.57)                   (0.25)
  Dividends from tax-exempt net investment income                                   0                        0
  Distributions from net realized gains                                         (0.10)                       0
  Distributions in excess of net investment income
    due to timing differences                                                       0                        0
  Distributions in excess of net realized gains
    due to timing differences                                                       0                        0
--------------------------------------------------------------------------------------------------------------
  Total distributions                                                           (0.67)                   (0.25)
--------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                          $     15.74              $     15.44
--------------------------------------------------------------------------------------------------------------
  Total return (b)                                                               6.44%                    4.62%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                                 $   464,517              $   328,393
  Average net assets (000 omitted)                                        $   383,604              $   237,462
  Ratio of expenses to average net assets                                        0.45%                    0.45%*
  Ratio of expenses to average net assets before reimbursement                   0.64%                    0.75%*
  Ratio of net investment income to average net assets                           3.64%                    4.37%*
  Portfolio turnover rate                                                         791%                     324%


--------------------------------------------------------------------------------
                                                Prospectus--February 2, 2004  87

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------

*     Annualized

+     These are the financial highlights of the Municipal Class.

(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)   Commenced operations April 30, 1999


(d) This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Total return to a shareholder for the years ending September 30, 2003, September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999, without taking into account these transaction fees would have been 53.28%, 10.35%, (24.37)%, (3.82)% and 76.88%, respectively.


(e)   Commenced operations May 17, 2002.

(f) Prior to commencement of operations, May 17, 2002, Alliance Capital redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.


--------------------------------------------------------------------------------
88

                     This page is intentionally left blank.


--------------------------------------------------------------------------------

FEBRUARY 2, 2004


--------------------------------------------------------------------------------
PROSPECTUS
--------------------------------------------------------------------------------

SANFORD C. BERNSTEIN FUND, INC.
SANFORD C. BERNSTEIN FUND II, INC.


The Statement of Additional Information ("SAI") of each Fund includes further information about that Fund and its investment policies. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Prospectus. This means that each SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To obtain free copies of any of these documents or make inquiries about either Fund, call your Bernstein advisor at (212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of this Prospectus at www.bernstein.com.

You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.


Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555
Sanford C. Bernstein Fund II, Inc., SEC file number: 811 - 21034




[LOGO]AllianceBernstein(SM)
      Investment Research and Management


AllianceBernstein
Municipal Income Portfolios


Prospectus -- February 2, 2004



The AllianceBernstein Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.


    AllianceBernstein Municipal Portfolios

    >   National Portfolio
    >   Insured National Portfolio
    >   California Portfolio
    >   Insured California Portfolio
    >   Arizona Portfolio
    >   Florida Portfolio
    >   Massachusetts Portfolio
    >   Michigan Portfolio
    >   Minnesota Portfolio
    >   New Jersey Portfolio
    >   New York Portfolio
    >   Ohio Portfolio
    >   Pennsylvania Portfolio
    >   Virginia Portfolio

    AllianceBernstein Intermediate Municipal Portfolios

    >   Intermediate Diversified Municipal Portfolio
    >   Intermediate California Municipal Portfolio
    >   Intermediate New York Municipal Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Investment Objectives, and Principal Policies
   and Risks ..............................................................    4
Performance and Bar Chart Information .....................................    5
Summary of Principal Risks ................................................   22

FEES AND EXPENSES OF THE PORTFOLIOS .......................................   23

SALES CHARGE REDUCTION PROGRAMS ...........................................   27

PURCHASE AND SALE OF SHARES ...............................................   27

How The Portfolios Value Their Shares .....................................   27
How To Buy Shares .........................................................   28
How To Exchange Shares ....................................................   30
How To Sell Shares ........................................................   30

DISTRIBUTION ARRANGEMENTS .................................................   30

GLOSSARY ..................................................................   32

DESCRIPTION OF THE PORTFOLIOS .............................................   33
Investment Objectives .....................................................   33
Principal Policies ........................................................   33
Description of Additional Investment Practices ............................   36
Additional Risk Considerations ............................................   41

MANAGEMENT OF THE PORTFOLIOS ..............................................   42

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   44

GENERAL INFORMATION .......................................................   45

FINANCIAL HIGHLIGHTS ......................................................   47


The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Municipal Income Portfolios. The AllianceBernstein Municipal Portfolios and the AllianceBernstein Intermediate Municipal Portfolios are together referred to in this Prospectus as the "Portfolios." You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment policies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 22.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVES AND
PRINCIPAL POLICIES AND RISKS

Investment Objectives

AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio, except the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

AllianceBernstein Intermediate Municipal Portfolios:


The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).


Principal Policies

AllianceBernstein Municipal Portfolios:

Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly medium quality, municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minimum tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds") whereas the other AllianceBernstein Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The average weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.


Each of the AllianceBernstein Municipal Portfolios that invest in a named state (the "State Portfolios") pursues its objective by investing principally in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. In addition, each State Portfolio is non-diversified.


Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing primarily in insured securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

o     derivatives, such as options, futures, forwards, and swap transactions.

AllianceBernstein Intermediate Municipal Portfolios:

Each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing principally in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") also principally invests in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

o lower-rated fixed-income securities (securities rated BB or B by national rating agencies); and

o     derivatives, such as options, futures, forwards and swap transactions.

Principal Risks: The principal risks of investing in each Portfolio are interest rate risk, credit risk, municipal market risk and derivatives risk. In addition, the State Portfolios and Intermediate State Portfolios are subject to non-diversification risk. These risks are described below.

PERFORMANCE AND BAR CHART INFORMATION


For each Portfolio, the performance table shows the Portfolio's average annual total returns before and (for Class A shares) after taxes and the bar chart shows the Portfolio's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


o how the Portfolio's average annual total returns, before and (for Class A shares) after taxes, for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).


A Portfolio's past performance, before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in a Portfolio.


National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                  1         5         10
                                                Year      Years      Years
--------------------------------------------------------------------------------
Class      Return Before Taxes                  2.87%     2.99%     4.51%
A**        ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                   2.77%     2.90%     4.38%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                             3.61%     3.20%     4.50%
--------------------------------------------------------------------------------
Class B    Return Before Taxes                  3.67%     3.19%     4.52%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                  5.67%     3.19%     4.24%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                           5.31%     5.83%     6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -9.64%   22.27%   4.33%  10.00%   5.72%  -5.89%   9.77%   4.85%  4.03%   7.41%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1          5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      2.69%      3.77%      4.95%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       2.69%      3.70%      4.67%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 3.19%      3.78%      4.70%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      3.37%      3.94%      4.97%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      5.48%      3.96%      4.68%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -9.20%   22.45%   4.60%   9.66%   5.62%  -6.61%  12.05%   4.80%  6.92%   7.20%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1           5         10
                                                     Year       Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      0.04%      3.51%      5.01%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                      -0.03%      3.44%      4.96%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 1.65%      3.65%      4.99%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      0.74%      3.68%      5.00%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      2.72%      3.68%      4.71%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.10%   23.95%   4.36%  10.89%   6.35%  -3.30%  10.14%   4.07%  7.22%   4.44%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

Insured California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                     -0.48%      4.08%      4.91%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                      -0.55%      3.93%      4.77%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 1.08%      4.01%      4.76%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      0.25%      4.22%      4.90%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      2.24%      4.22%      4.59%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-11.03%   24.16%   2.57%  10.03%   6.12%  -4.73%  14.53%   2.68%  8.60%   3.95%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

Arizona Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1            5         Since
                                              Year        Years    Inception**
--------------------------------------------------------------------------------
Class       Return Before Taxes               0.81%       4.17%       6.17%
A***        --------------------------------------------------------------------
            Return After Taxes
              on Distributions                0.81%       4.13%       6.03%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                          2.13%       4.23%       5.97%
--------------------------------------------------------------------------------
Class B     Return Before Taxes               1.54%       4.33%       6.18%
--------------------------------------------------------------------------------
Class C     Return Before Taxes               3.54%       4.35%       5.91%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                         5.31%       5.83%       6.73%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/1/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    18.11%   5.18%  10.47%   7.29%  -2.42%  10.72%   5.42%  6.79%   5.26%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%, 1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1          5         10
                                                     Year       Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      0.96%      4.19%      5.12%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       0.90%      4.15%      5.10%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.30%      4.28%      5.12%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      1.57%      4.35%      5.12%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      3.57%      4.35%      4.82%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -11.77%  24.37%   4.00%  10.78%   6.22%  -3.81%  10.61%   5.99%  7.86%   5.40%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1             5          Since
                                           Year          Years      Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes           0.31%         3.51%         6.46%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions            0.26%         3.46%         6.22%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Portfolio
               Shares                      1.80%         3.67%         6.18%
--------------------------------------------------------------------------------
Class B      Return Before Taxes           1.00%         3.70%         6.48%
--------------------------------------------------------------------------------
Class C      Return Before Taxes           3.00%         3.70%         6.20%
--------------------------------------------------------------------------------
Lehman       (reflects no
Brothers       deduction for
Municipal      fees, expenses,
Bond           or taxes)
Index                                      5.31%         5.83%         6.80%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 3/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    18.63%   8.00%  11.82%   6.79%  -4.65%  11.93%   4.55%  6.18%   4.74%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                              1             5          Since
                                            Year          Years      Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes           0.16%         4.64%         6.31%
A*** ---------------------------------------------------------------------------
              Return After Taxes
                on Distributions            0.08%         4.58%         6.00%
              Return After Taxes on
                Distributions and
                Sale of Portfolio
                Shares                      1.60%         4.61%         5.94%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           1.00%         4.85%         6.31%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           2.90%         4.83%         6.03%
--------------------------------------------------------------------------------
Lehman        (reflects no
Brothers        deduction for
Municipal       fees, expenses,
Bond            or taxes)
Index                                       5.31%         5.83%         6.29%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/25/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    24.02%   4.78%  11.49%   6.41%  -2.89%  12.52%   5.91%  8.24%   4.62%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      1.10%      4.23%      4.95%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       1.05%      4.19%      4.91%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.21%      4.28%      4.93%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      1.87%      4.38%      4.95%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      3.97%      4.42%      4.67%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-8.78%    17.81%   4.70%  10.05%   6.56%  -3.05%  11.60%   5.08%  6.98%   5.60%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      0.80%      2.99%      4.50%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       0.73%      2.95%      4.46%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.05%      3.21%      4.54%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      1.55%      3.15%      4.49%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      3.44%      3.15%      4.19%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.13%   21.48%   4.02%  10.22%   7.05%  -4.52%  11.10%   3.32%  4.91%   5.30%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      1.54%      3.70%      4.84%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       1.54%      3.66%      4.81%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.74%      3.86%      4.86%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      2.23%      3.82%      4.83%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      4.34%      3.84%      4.52%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.13%   21.22%   4.25%  11.20%   5.89%  -4.12%  11.12%   3.98%  6.63%   6.08%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03
                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.93%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      2.14%      3.79%      4.84%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       2.09%      3.74%      4.81%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.95%      3.91%      4.85%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      2.83%      3.95%      4.84%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      4.83%      3.95%      4.54%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.36%   20.07%   4.62%  11.65%   5.99%  -3.71%  10.29%   4.80%  5.92%   6.67%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1           5         10
                                                     Year       Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      1.46%      4.16%      5.30%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       1.44%      4.12%      5.26%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.58%      4.23%      5.24%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      2.19%      4.36%      5.31%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      4.19%      4.34%      5.01%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-9.83%    20.07%   5.64%  10.60%   6.36%  -4.97%  10.85%   6.98%  7.27%   5.94%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1             5           Since
                                           Year          Years      Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes           1.82%         4.22%         6.49%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions            1.82%         4.17%         6.20%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Portfolio
               Shares                      2.81%         4.28%         6.15%
--------------------------------------------------------------------------------
Class B      Return Before Taxes           2.59%         4.41%         6.51%
--------------------------------------------------------------------------------
Class C      Return Before Taxes           4.49%         4.39%         6.22%
--------------------------------------------------------------------------------
Lehman       (reflects no
Brothers       deduction for
Municipal      fees, expenses,
Bond           or taxes)
Index                                      5.31%         5.83%         6.77%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 4/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     20.15%   7.17%  11.52%   7.08%  -2.46%   9.31%   4.87%  8.01%   6.31%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was down -1.25%, 3rd quarter, 1999.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1              Since
                                              Year          Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes               -0.56%           2.34%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                -0.59%           2.34%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                           0.70%           2.48%
--------------------------------------------------------------------------------
Class B    Return Before Taxes                0.11%           2.95%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                2.11%           3.96%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Five Year    fees, expenses,
General      or taxes)
Obligation
Municipal
Bond Index                                    4.19%           5.98%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/1/02.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a       n/a    n/a     n/a     n/a     n/a     n/a    n/a     3.83%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 1.73%, 2nd quarter, 2003; and Worst Quarter was down -0.43%, 3rd quarter, 2003.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1             Since
                                              Year         Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes                -0.97%          1.70%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                 -1.04%          1.66%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                            0.33%          1.86%
--------------------------------------------------------------------------------
Class B    Return Before Taxes                -0.30%          2.29%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                 1.70%          3.30%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Five Year    fees, expenses,
General      or taxes)
Obligation
Municipal
Bond Index                                     4.19%          5.98%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/1/02.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a       n/a    n/a     n/a     n/a     n/a     n/a    n/a     3.43%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 1.59%, 2nd quarter, 2003; and Worst Quarter was down -0.11%, 3rd quarter, 2003.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1            Since
                                              Year        Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes               -0.74%          2.48%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                -0.76%          2.46%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                           0.59%          2.58%
--------------------------------------------------------------------------------
Class B    Return Before Taxes               -0.04%          3.04%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                1.96%          4.08%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Five Year    fees, expenses,
General      or taxes)
Obligation
Municipal
Bond Index                                    4.19%          5.98%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/1/02.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a       n/a    n/a     n/a     n/a     n/a     n/a    n/a     3.69%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 1.79%, 2nd quarter, 2003; and Worst Quarter was down -0.44%, 3rd quarter, 2003.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

      The Portfolios experience increased interest rate risk to the extent they invest in:

      --    lower rated securities or comparable unrated securities;

      --    debt securities with longer maturities;

      -- debt securities paying no current interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, regulatory occurrences or terrorism. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios and Intermediate State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o Derivatives Risk. The Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                          Class A Shares       Class B Shares           Class C Shares
                                                          --------------       --------------          ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                       4.25%(a)             None                     None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                  None(a)              3.00%(a)*                1.00%(a)**

Exchange Fee                                              None                 None                     None

--------------------------------------------------------------------------------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Sales Charge Reduction Programs" and "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B Shares automatically convert to Class A Shares after 6 years. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.


**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES


The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
National Portfolio            Class A  Class B  Class C                     Class A  Class B+   Class B++   Class C+  Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  492   $  442      $  142      $  240   $  140
   Distribution and/or                                    After 3 Yrs.(c)    $  722   $  629      $  529      $  528   $  528
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  971   $  941      $  941      $  940   $  940
   Other Expenses               .18%     .18%     .18%    After 10 Yrs.(c)   $1,682   $1,738(d)   $1,738(d)   $2,091   $2,091
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.11%    1.81%    1.81%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.43)%   (.42)%   (.43)%
                               ====     ====     ====
   Net Expenses                 .68%    1.39%    1.38%
                               ====     ====     ====


Insured National
Portfolio                     Class A  Class B  Class C                     Class A  Class B+   Class B++   Class C+  Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .62%     .62%     .62%    After 1st Yr.      $  527   $  478      $  178      $  277   $  177
   Distribution and/or                                    After 3 Yrs.(c)    $  766   $  676      $  576      $  573   $  573
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,025   $1,000      $1,000      $  995   $  995
   Other Expenses               .24%     .25%     .24%    After 10 Yrs.(c)   $1,764   $1,825(d)   $1,825(d)   $2,170   $2,170
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.16%    1.87%    1.86%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.12)%   (.12)%   (.12)%
                               ====     ====     ====
   Net Expenses                1.04%    1.75%    1.74%
                               ====     ====     ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
California Portfolio          Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  500   $  451      $  151      $  250   $  150
   Distribution and/or                                    After 3 Yrs. (c)   $  712   $  621      $  521      $  518   $  518
       Service (12b-1) Fees     .30%    1.00%    1.00%    After 5 Yrs. (c)   $  941   $  915      $  915      $  910   $  910
   Other Expenses               .09%     .10%     .09%    After 10 Yrs. (c)  $1,598   $1,659(d)   $1,659(d)   $2,009   $2,009
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.02%    1.73%    1.72%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.25)%   (.25)%   (.25)%
                               ====     ====     ====
   Net Expenses                 .77%    1.48%    1.47%
                               ====     ====     ====


Insured California
Portfolio                     Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .55%     .55%     .55%    After 1st Yr.      $  529   $  480      $  180      $  280   $  180
   Distribution and/or                                    After 3 Yrs.       $  751   $  657      $  557      $  557   $  557
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  990   $  959      $  959      $  959   $  959
   Other Expenses               .22%     .22%     .22%    After 10 Yrs.      $1,675   $1,730(d)   $1,730(d)   $2,084   $2,084
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.07%    1.77%    1.77%
                               ====     ====     ====


Arizona Portfolio             Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  501   $  451      $  151      $  251   $  151
   Distribution and/or                                    After 3 Yrs.(c)    $  731   $  639      $  539      $  539   $  539
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  980   $  954      $  954      $  954   $  954
   Other Expenses               .18%     .19%     .19%    After 10 Yrs.(c)   $1,691   $1,751(d)   $1,751(d)   $2,109   $2,109
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.11%    1.82%    1.82%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.33)%   (.34)%   (.34)%
                               ====     ====     ====
   Net Expenses                 .78%    1.48%    1.48%
                               ====     ====     ====


Florida Portfolio             Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  501   $  451      $  151      $  251   $  151
   Distribution and/or                                    After 3 Yrs.(c)    $  731   $  637      $  537      $  537   $  537
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  980   $  949      $  949      $  949   $  949
   Other Expenses               .18%     .18%     .18%    After 10 Yrs.(c)   $1,691   $1,746(d)   $1,746(d)   $2,100   $2,100
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.11%    1.81%    1.81%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.33)%   (.33)%   (.33)%
                               ====     ====     ====
   Net Expenses                 .78%    1.48%    1.48%
                               ====     ====     ====


Massachusetts Portfolio       Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  505   $  455      $  155      $  255   $  155
   Distribution and/or                                    After 3 Yrs.(c)    $  748   $  658      $  558      $  556   $  556
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,009   $  987      $  987      $  983   $  983
   Other Expenses               .24%     .26%     .25%    After 10 Yrs.(c)   $1,755   $1,821(d)   $1,821(d)   $2,172   $2,172
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.17%    1.89%    1.88%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.35)%   (.37)%   (.36)%
                               ====     ====     ====
   Net Expenses                 .82%    1.52%    1.52%
                               ====     ====     ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
Michigan Portfolio            Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  524   $  474      $  174      $  274   $  174
   Distribution and/or                                    After 3 Yrs.(c)    $  772   $  683      $  583      $  579   $  579
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,039   $1,017      $1,017      $1,009   $1,009
   Other Expenses               .27%     .29%     .27%    After 10 Yrs.(c)   $1,802   $1,867(d)   $1,867(d)   $2,207   $2,207
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.20%    1.92%    1.90%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.19)%   (.21)%   (.19)%
                               ====     ====     ====
   Net Expenses                1.01%    1.71%    1.71%
                               ====     ====     ====


Minnesota Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  513   $  463      $  163      $  263   $  163
   Distribution and/or                                    After 3 Yrs.(c)    $  759   $  668      $  568      $  566   $  566
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,025   $  999      $  999      $  994   $  994
   Other Expenses               .26%     .27%     .26%    After 10 Yrs.(c)   $1,782   $1,843(d)   $1,843(d)   $2,188   $2,188
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.19%    1.90%    1.89%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.29)%   (.30)%   (.29)%
                               ====     ====     ====
   Net Expenses                 .90%    1.60%    1.60%
                               ====     ====     ====


New Jersey Portfolio          Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  510   $  460      $  160      $  260   $  160
   Distribution and/or                                    After 3 Yrs.(c)    $  744   $  652      $  552      $  550   $  550
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  997   $  970      $  970      $  966   $  966
   Other Expenses               .20%     .21%     .20%    After 10 Yrs.(c)   $1,719   $1,779(d)   $1,779(d)   $2,127   $2,127
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.13%    1.84%    1.83%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.26)%   (.27)%   (.26)%
                               ====     ====     ====
   Net Expenses                 .87%    1.57%    1.57%
                               ====     ====     ====


New York Portfolio            Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  482   $  431      $  131      $  231   $  131
   Distribution and/or                                    After 3 Yrs.(c)    $  702   $  610      $  510      $  510   $  510
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  940   $  914      $  914      $  914   $  914
   Other Expenses               .13%     .14%     .14%    After 10 Yrs.(c)   $1,623   $1,684(d)   $1,684(d)   $2,044   $2,044
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.06%    1.77%    1.77%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.48)%   (.48)%   (.48)%
                               ====     ====     ====
   Net Expenses                 .58%    1.29%    1.29%
                               ====     ====     ====

Ohio Portfolio                Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  508   $  458      $  158      $  258   $  158
   Distribution and/or                                    After 3 Yrs.(c)    $  746   $  655      $  555      $  553   $  553
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,003   $  977      $  977      $  973   $  973
   Other Expenses               .22%     .23%     .22%    After 10 Yrs.(c)   $1,738   $1,798(d)   $1,798(d)   $2,145   $2,145
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.15%    1.86%    1.85%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.30)%   (.31)%   (.30)%
                               ====     ====     ====
   Net Expenses                 .85%    1.55%    1.55%
                               ====     ====     ====


--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
Pennsylvania Portfolio        Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  518   $  468      $  168      $  268   $  168
   Distribution and/or                                    After 3 Yrs.(c)    $  758   $  666      $  566      $  566   $  566
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,017   $  991      $  991      $  991   $  991
   Other Expenses               .23%     .24%     .24%    After 10 Yrs.(c)   $1,756   $1,816(d)   $1,816(d)   $2,172   $2,172
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.16%    1.87%    1.87%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.21)%   (.22)%   (.22)%
                               ====     ====     ====
   Net Expenses                 .95%    1.65%    1.65%
                               ====     ====     ====


Virginia Portfolio            Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  495   $  445      $  145      $  245   $  145
   Distribution and/or                                    After 3 Yrs.(c)    $  734   $  640      $  540      $  540   $  540
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  991   $  961      $  961      $  961   $  961
   Other Expenses               .22%     .22%     .22%    After 10 Yrs.(c)   $1,726   $1,782(d)   $1,782(d)   $2,134   $2,134
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.15%    1.85%    1.85%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.43)%   (.43)%   (.43)%
                               ====     ====     ====
   Net Expenses                 .72%    1.42%    1.42%
                               ====     ====     ====


Intermediate Diversified
Municipal Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .47%     .47%     .47%    After 1st Yr.      $  511   $  462      $  162      $  262   $  162
   Distribution and/or                                    After 3 Yrs.       $  694   $  602      $  502      $  502   $  502
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  892   $  866      $  866      $  866   $  866
   Other Expenses               .11%     .12%     .12%    After 10 Yrs.      $1,463   $1,524(d)   $1,524(d)   $1,889   $1,889
                               ----     ----     ----
   Total Portfolio
      Operating Expenses        .88%    1.59%    1.59%
                               ====     ====     ====


Intermediate California
Municipal Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .50%     .50%     .50%    After 1st Yr.      $  513   $  464      $  164      $  264   $  164
   Distribution and/or                                    After 3 Yrs.       $  700   $  608      $  508      $  508   $  508
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  902   $  876      $  876      $  876   $  876
   Other Expenses               .10%     .11%     .11%    After 10 Yrs.      $1,486   $1,547(d)   $1,547(d)   $1,911   $1,911
                               ----     ----     ----
   Total Portfolio
      Operating Expenses        .90%    1.61%    1.61%
                               ====     ====     ====


Intermediate New York
Municipal Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .50%     .50%     .50%    After 1st Yr.      $  513   $  464      $  164      $  264   $  164
   Distribution and/or                                    After 3 Yrs.       $  700   $  608      $  508      $  508   $  508
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  902   $  876      $  876      $  876   $  876
   Other Expenses               .10%     .11%     .11%    After 10 Yrs.      $1,486   $1,547(d)   $1,911(d)   $1,911   $1,911
                               ----     ----     ----
   Total Portfolio
      Operating Expenses        .90%    1.61%    1.61%
                               ====     ====     ====


-------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.


(a) Total Portfolio Operating Expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to 0.45% for each of the AllianceBernstein Municipal Portfolios. After giving effect to the advisory fee waiver, Net Expenses would be:

                                  Class A   Class B   Class C                                Class A   Class B   Class C
                                  -------   -------   -------                                -------   -------    -------
    National Portfolio              .68%      1.39%     1.38%  Michigan Portfolio             1.01%      1.71%      1.71%
    Insured National Portfolio      .99%      1.70%     1.69%  Minnesota Portfolio             .90%      1.60%      1.60%
    California Portfolio            .77%      1.48%     1.47%  New Jersey Portfolio            .87%      1.57%      1.57%
    Insured California Portfolio    .97%      1.67%     1.67%  New York Portfolio              .58%      1.29%      1.29%
    Arizona Portfolio               .78%      1.48%     1.48%  Ohio Portfolio                  .85%      1.55%      1.55%
    Florida Portfolio               .78%      1.48%     1.48%  Pennsylvania Portfolio          .95%      1.65%      1.65%
    Massachusetts Portfolio         .82%      1.52%     1.52%  Virginia Portfolio              .72%      1.42%      1.42%

(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors/Trustees (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.

(c) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.

(d)   Assumes Class B shares convert to Class A shares after 6 years.

--------------------------------------------------------------------------------
                        SALES CHARGE REDUCTION PROGRAMS
--------------------------------------------------------------------------------

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs are contained in the Portfolios' Statements of Additional Information, or SAIs, or on our website at www.Alliancecapital.com.

o     Breakpoints

      The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o     Breakpoints Offered by the AllianceBernstein Mutual Funds

      The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

      Quantity Discounts - Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

      The sales charge schedule of Class A share Quantity Discounts is as follows:

         Less than $100,000                           4.25%

         $100,000 but less than $250,000              3.25%

         $250,000 but less than $500,000              2.25%

         $500,000 but less than $1 million            1.75%

         $1 million and above                         0.00*

      * Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

      Rights of Accumulation - Shareholders can combine the value of a new investment in a Portfolio with the value of existing investments in the Portfolio to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

      Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it is important to let your broker(s) know about all your accounts that may be combined for these privileges.

      Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Portfolio will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o     Other Sales Charge Waivers

      The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in a Portfolio's SAI. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in a Portfolio's SAI.

For more information, please refer to your Portfolio's SAI, call your financial advisor or visit our website at www.Alliancecapital.com.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m. Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a CDSC. See "Distribution Arrangements" for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

           Minimum investment amounts are:

           o Initial                                    $1,000

           o Subsequent                                 $   50

           o Automatic Investment Program               $   25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans").

Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares". Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc., or AGIS, each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV. The Portfolios may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.

o     Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Portfolios offer three classes of shares through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans." In addition, a Portfolio's SAI contains more information relating to waivers of sales charges and CDSCs.

CLASS A SHARES-- INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge as follows:

                                Initial Sales Charge
                                 ------------------
                                   as % of
                                     Net        as % of
                                   Amount      Offering
Amount Purchased                  Invested       Price
-----------------                ----------   -----------
Up to $100,000                      4.44%         4.25%
$100,000 up to $250,000             3.36          3.25
$250,000 up to $500,000             2.30          2.25
$500,000 up to $1,000,000           1.78          1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount,

Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Portfolio's SAI about these options.

CLASS B SHARES-- DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                       Year Since Purchase            CDSC
                       ------------------            ------
                       First                          3.0%
                       Second                         2.0%
                       Third                          1.0%
                       Fourth                         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES-- ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

GENERAL

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                      Distribution and/or
                                      Service (Rule 12b-1)
                                      Fees (as a percentage
                                      of aggregate average
                                        daily net assets)
                                       -------------------
           Class A                              .30%
           Class B                             1.00%
           Class C                             1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to your financial representative.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Your financial representative, dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial representative to assist in choosing a class of Portfolio shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See a Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Portfolios, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Portfolio and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Portfolios for costs incurred in conducting training and educational meetings about the Portfolios for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Portfolios for costs incurred in hosting client seminars where the Portfolios are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Portfolio. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Portfolio.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Portfolios for providing related sub-transfer agency and other services. Such expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios -- Annual Portfolio Operating Expenses."

Although the Portfolios may use brokers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS AND EMPLOYEE BENEFIT PLANS

Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through the Plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and a Portfolio's SAI. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A

Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1-year CDSC on redemptions if the plan terminates a Portfolio as an investment option within one year. Class A shares are also available at NAV to certain group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in a Portfolio's SAI.

CLASS C

Class C shares are available to group retirement plans with plan level assets of less than $1 million.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's or SP-2 or higher by S&P.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch, or determined by Alliance to be of equivalent quality.


Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.


Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

Companies and Rating Agencies

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Other

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices and Additional Risk Considerations following this section.


o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's SAI.

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.


o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES

AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

AllianceBernstein Intermediate Municipal Portfolios:

The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). The investment objectives of the AllianceBernstein Intermediate Municipal Portfolios are not fundamental.

PRINCIPAL POLICIES

AllianceBernstein Municipal Portfolios:

As a matter of fundamental policy, each AllianceBernstein Municipal Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax (including AMT for the Insured National Portfolio and Insured California Portfolio). For purposes of this policy, net assets include any borrowings for investment purposes. Each AllianceBernstein Municipal Portfolio invests at least 75% of its total assets in municipal securities rated Baa or higher by Moody's or BBB or higher by S&P or Fitch, or, if unrated, determined by Alliance to be of equivalent quality. The average dollar weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.

Each AllianceBernstein Municipal Portfolio also may invest up to 35% of its total assets in zero coupon securities.

National and Insured National Portfolios. The Insured National Portfolio also invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured National Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The National Portfolio invests in, and is permitted to invest without limit in, AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds.

State Portfolios. As a matter of fundamental policy, each State Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax, or in the case of Florida, the Florida intangible personal property tax. For purposes of this policy, net assets include any borrowings for investment purposes. Each State Portfolio is non-diversified and, except for the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

The Insured California Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders.

As a matter of fundamental policy, the Insured California Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities.

Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

AllianceBernstein Intermediate Municipal Portfolios:

As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, each of the Intermediate State Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Each Intermediate State Portfolio is non-diversified.

The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each AllianceBernstein Intermediate Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes.

Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around 5 years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% should interest rates fall 1%. In managing an AllianceBernstein Intermediate Municipal Portfolio, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of an AllianceBernstein Intermediate Municipal Portfolio when Alliance expects interest rates to rise and modestly lengthen average duration when Alliance anticipates that rates will fall.

Each AllianceBernstein Intermediate Municipal Portfolio also may:

      -- invest up to 20% of its total assets in fixed-income securities rated below investment grade (BB or B by national rating agencies);

      -- invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Alliance's opinion, these securities will enhance the after-tax return for the Portfolio's investors;

      -- invest in certain types of mortgage-related securities such as "Interest Only" (IO) or "Principal Only" (PO) securities, and

      --    use derivatives, such as options, futures, forwards and swaps.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No AllianceBernstein Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


As of the following Portfolios' fiscal years ended in 2003, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                            BELOW       AMT-
                                                          INVESTMENT  SUBJECT
PORTFOLIO           AAA        AA         A        BBB      GRADE      BONDS
---------           ---        --         -        ---      -----      -----
Alliance-
Bernstein
Municipal
Portfolios:
National            37%       11%        13%       20%        19%        43%
Insured
  National          68        23          2         2          5          0
Arizona             53         6          6        14         21         24
California          42         8         12        16         22         36
Insured
  California        89         3          6         2          0          0
Florida             52        13         12         9         14         44
Massachusetts       53        22          6        14          5         46
Michigan            66         6          9         9         10         26
Minnesota           58        16         12         7          7         37
New Jersey          62         7         19         7          5         41
New York            38        21         24         9          8         44
Ohio                65         1         17        10          7         39
Pennsylvania        36        23          9        22         10         50
Virginia            33        26         16        10         15         46
Alliance-
Bernstein
Intermediate
Municipal
Portfolios:
Intermediate
  Diversified
  Municipal         59        20          4        12          5          7
Intermediate
  California
  Municipal         63        18          3        13          3          8
Intermediate
  New York
  Municipal         59        20         10         8          3          8

In recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The California Portfolio holds municipal securities issued by Pacific Gas and Electric ("PG&E"), one of the largest California utility companies that has experienced such difficulties. The municipal securities owned by the California Portfolio are pollution control bonds which are secured as to the ultimate payment of principal by first mortgage bonds backed by substantially all of the real property and assets of PG&E. To date, all interest payments on such bonds have been made. Alliance believes that the current value of this collateral is substantially in excess of the issuer's obligations on the bonds. The California Portfolio's interests in the bonds ranks equally with the interests of the other secured bond holders. As of December 31, 2003, the uninsured PG&E position comprised approximately 8.7% of the California Portfolio's total assets.

On April 6, 2001 PG&E filed a voluntary petition of relief under Chapter 11 of the Bankruptcy Code. A plan of reorganization was approved by the U.S. Bankruptcy Court on December 12, 2003 and is expected to become effective by the end of the first quarter of 2004. Moody's and S&P's current ratings of PG&E are Ba1 and CCC, respectively. Although California state officials and the utilities have recently adopted a draft plan to ensure adequate, reliable and reasonably priced electric power and natural gas supplies, it is unclear at this time how the credit ratings of these municipal securities will be affected. Alliance continues to monitor this situation.


All Portfolios may use derivatives, such as options, futures, forwards and swap transactions, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest.


Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolio, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.


The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain of the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section. There can be no assurance that at any given time a Portfolio will engage in any of these derivative or other practices.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. A Portfolio will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments." No AllianceBernstein Intermediate Municipal Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. There are no specific limitations on the writing and purchasing of options by the AllianceBernstein Municipal Portfolios. No AllianceBernstein Intermediate Municipal Portfolio will write any option if immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the AllianceBernstein Municipal Portfolios will write uncovered call or put options. The AllianceBernstein Intermediate Municipal Portfolios will write only covered options or other derivatives or financial instruments. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

An AllianceBernstein Municipal Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." An AllianceBernstein Municipal Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. The AllianceBernstein Intermediate Municipal Portfolios may invest in options on futures contracts also to manage the effective maturity or duration of fixed-income securities.


No AllianceBernstein Municipal Portfolio will enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets. No AllianceBernstein Intermediate Municipal Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No AllianceBernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by an AllianceBernstein Municipal Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Loans of Portfolio Securities. Each AllianceBernstein

Intermediate Municipal Portfolio may make secured loans of its portfolio securities up to 30% of its total assets to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of portfolio securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


Each Portfolio may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Each Portfolio will limit its investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not
terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Temporary Defensive Position. In attempting to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.


Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.


Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios and Intermediate State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio and Intermediate State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios and Intermediate State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.


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                          MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER AND PORTFOLIO MANAGER


Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion (of which approximately $156 billion represented assets of investment companies). As of September 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate investment portfolios, currently have approximately 7.2 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:


                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ended
--------                           --------------        -----------
AllianceBernstein
Municipal Portfolios:

National Portfolio ...........         .20%                10/31/03
Insured National
  Portfolio ..................         .50%                10/31/03
California Portfolio .........         .38%                10/31/03
Insured California
  Portfolio ..................         .55%                10/31/03
Arizona Portfolio ............         .30%                 9/30/03
Florida Portfolio ............         .30%                 9/30/03
Massachusetts
  Portfolio ..................         .28%                 9/30/03
Michigan Portfolio ...........         .49%                 9/30/03
Minnesota Portfolio ..........         .33%                 9/30/03
New Jersey Portfolio .........         .37%                 9/30/03
New York Portfolio ...........         .15%                10/31/03
Ohio Portfolio ...............         .33%                 9/30/03
Pennsylvania Portfolio .......         .42%                 9/30/03
Virginia Portfolio ...........         .25%                 9/30/03

AllianceBernstein Intermediate
Municipal Portfolios:

Intermediate Diversified
  Municipal Portfolio ........         .47%                 9/30/03
Intermediate California
  Municipal Portfolio ........         .50%                 9/30/03
Intermediate New York
  Municipal Portfolio ........         .50%                 9/30/03

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* Fees are stated net of any waivers and/or reimbursements. See the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of the clients of Alliance (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The employees of Alliance principally responsible for each AllianceBernstein Municipal Portfolio's investment program are Mr. David M. Dowden, and Mr. Terrance T. Hults. Messrs. Dowden and Hults have served in this capacity for each

AllianceBernstein Municipal Portfolio since 1994 and 1995, respectively.
Mr. Dowden is a Senior Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Senior Vice President of ACMC with which he has been associated since 1995.


Investment decisions for each AllianceBernstein Intermediate Municipal Portfolio are made by Investment Policy Groups of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.


Legal Proceedings. As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG. It is not expected, however, that the advisory fees of the AllianceBernstein Intermediate Municipal Portfolios will be reduced; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the AllianceBernstein Municipal Income Portfolios, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing each of the AllianceBernstein Municipal Portfolios. Please see the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for the reduced fee. The amount of the above-mentioned waivers may increase or decrease as a result of a final, definitive agreement with the NYAG; however, it is not expected that the AllianceBernstein Intermediate Municipal Portfolios will have their advisory fees reduced pursuant to a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors/Trustees of the AllianceBernstein Municipal Portfolios (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Municipal Income Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Municipal Income Portfolios as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes


Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for individual shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.


For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.


The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios:

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.


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                               GENERAL INFORMATION
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Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You may also request a shareholder's manual explaining all available services by calling 800-227-4618.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent auditors of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
National Portfolio
   Class A
   Year ended 10/31/03 .....     $   9.80     $   0.52         $   0.18         $   0.70    $  (0.54)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.34         0.54            (0.53)            0.01       (0.54)        (0.01)         0.00
   Year ended 10/31/01 .....        10.14         0.54             0.21             0.75       (0.54)        (0.01)         0.00
   Year ended 10/31/00 .....        10.02         0.55             0.12             0.67       (0.55)         0.00          0.00
   Year ended 10/31/99 .....        11.09         0.52            (0.93)           (0.41)      (0.52)        (0.04)        (0.10)
   Class B
   Year ended 10/31/03 .....     $   9.79     $   0.45         $   0.18         $   0.63    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.33         0.46            (0.52)           (0.06)      (0.47)        (0.01)         0.00
   Year ended 10/31/01 .....        10.13         0.47             0.21             0.68       (0.47)        (0.01)         0.00
   Year ended 10/31/00 .....        10.00         0.48             0.13             0.61       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.08         0.44            (0.93)           (0.49)      (0.44)        (0.05)        (0.10)
   Class C
   Year ended 10/31/03 .....     $   9.79     $   0.45         $   0.18         $   0.63    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.34         0.47            (0.54)           (0.07)      (0.47)        (0.01)         0.00
   Year ended 10/31/01 .....        10.13         0.47             0.22             0.69       (0.47)        (0.01)         0.00
   Year ended 10/31/00 .....        10.00         0.48             0.13             0.61       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.08         0.45            (0.94)           (0.49)      (0.45)        (0.04)        (0.10)

Insured National Portfolio
   Class A
   Year ended 10/31/03 .....     $   9.92     $   0.47         $   0.14         $   0.61    $  (0.42)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.07         0.45            (0.14)            0.31       (0.45)        (0.01)         0.00
   Year ended 10/31/01 .....         9.58         0.45             0.50             0.95       (0.45)        (0.01)         0.00
   Year ended 10/31/00 .....         9.33         0.45             0.26             0.71       (0.45)        (0.01)         0.00
   Year ended 10/31/99 .....        10.52         0.43            (0.95)           (0.52)      (0.43)        (0.02)        (0.22)
   Class B
   Year ended 10/31/03 .....     $   9.89     $   0.40         $   0.16         $   0.56    $  (0.36)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.05         0.37            (0.14)            0.23       (0.38)        (0.01)         0.00
   Year ended 10/31/01 .....         9.56         0.38             0.50             0.88       (0.38)        (0.01)         0.00
   Year ended 10/31/00 .....         9.31         0.40             0.26             0.66       (0.40)        (0.01)         0.00
   Year ended 10/31/99 .....        10.52         0.36            (0.97)           (0.61)      (0.36)        (0.02)        (0.22)
   Class C
   Year ended 10/31/03 .....     $   9.90     $   0.40         $   0.15         $   0.55    $  (0.36)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.05         0.37            (0.13)            0.24       (0.38)        (0.01)         0.00
   Year ended 10/31/01 .....         9.56         0.38             0.50             0.88       (0.38)        (0.01)         0.00
   Year ended 10/31/00 .....         9.32         0.40             0.25             0.65       (0.40)        (0.01)         0.00
   Year ended 10/31/99 .....        10.52         0.36            (0.96)           (0.60)      (0.36)        (0.02)        (0.22)

California Portfolio
   Class A
   Year ended 10/31/03 .....     $  10.84     $   0.53         $  (0.19)        $   0.34    $  (0.55)     $   0.00      $   0.00
   Year ended 10/31/02 .....        11.00         0.55            (0.15)            0.40       (0.54)        (0.02)         0.00
   Year ended 10/31/01 .....        10.88         0.54             0.14             0.68       (0.54)        (0.02)         0.00
   Year ended 10/31/00 .....        10.58         0.56             0.30             0.86       (0.56)         0.00          0.00
   Year ended 10/31/99 .....        11.34         0.54            (0.73)           (0.19)      (0.54)        (0.03)         0.00
   Class B
   Year ended 10/31/03 .....     $  10.84     $   0.46         $  (0.20)        $   0.26    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        11.00         0.47            (0.14)            0.33       (0.47)        (0.02)         0.00
   Year ended 10/31/01 .....        10.88         0.46             0.15             0.61       (0.46)        (0.03)         0.00
   Year ended 10/31/00 .....        10.58         0.48             0.30             0.78       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.34         0.46            (0.73)           (0.27)      (0.46)        (0.03)         0.00
   Class C
   Year ended 10/31/03 .....     $  10.84     $   0.46         $  (0.20)        $   0.26    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        11.00         0.47            (0.14)            0.33       (0.47)        (0.02)         0.00
   Year ended 10/31/01 .....        10.88         0.46             0.15             0.61       (0.46)        (0.03)         0.00
   Year ended 10/31/00 .....        10.58         0.48             0.30             0.78       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.33         0.46            (0.72)           (0.26)      (0.46)        (0.03)         0.00

Insured California Portfolio
   Class A
   Year ended 10/31/03 .....     $  14.17     $   0.60         $  (0.12)        $   0.48     $  (0.62)    $   0.00      $   0.00
   Year ended 10/31/02 .....        14.45         0.62            (0.12)            0.50        (0.62)       (0.04)        (0.12)
   Year ended 10/31/01 .....        13.74         0.63             0.74             1.37        (0.63)       (0.03)         0.00
   Year ended 10/31/00 .....        13.11         0.64             0.63             1.27        (0.64)        0.00          0.00
   Year ended 10/31/99 .....        14.25         0.64            (1.15)           (0.51)       (0.63)        0.00          0.00
   Class B
   Year ended 10/31/03 .....     $  14.16     $   0.50         $  (0.12)        $   0.38     $  (0.52)    $   0.00      $   0.00
   Year ended 10/31/02 .....        14.46         0.52            (0.14)            0.38        (0.53)       (0.03)        (0.12)
   Year ended 10/31/01 .....        13.75         0.52             0.75             1.27        (0.52)       (0.04)         0.00
   Year ended 10/31/00 .....        13.11         0.54             0.64             1.18        (0.54)        0.00          0.00
   Year ended 10/31/99 .....        14.25         0.53            (1.14)           (0.61)       (0.53)        0.00          0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------       -----------  -------------
National Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.54)     $   9.96         7.32%      $373,416         0.68%(c)         5.25%           35%
   Year ended 10/31/02 .....        (0.55)         9.80         0.06        411,408         0.65(c)          5.28            63
   Year ended 10/31/01 .....        (0.55)        10.34         7.55        425,506         0.64(c)          5.22           194
   Year ended 10/31/00 .....        (0.55)        10.14         6.95        412,248         0.68(c)          5.53           415
   Year ended 10/31/99 .....        (0.66)        10.02        (3.93)       402,922         0.66(c)          4.86           393
   Class B
   Year ended 10/31/03 .....     $  (0.47)     $   9.95         6.57%      $101,287         1.39%(c)         4.54%           35%
   Year ended 10/31/02 .....        (0.48)         9.79        (0.62)       122,656         1.35(c)          4.57            63
   Year ended 10/31/01 .....        (0.48)        10.33         6.84        132,074         1.36(c)          4.59           194
   Year ended 10/31/00 .....        (0.48)        10.13         6.32        117,779         1.39(c)          4.80           415
   Year ended 10/31/99 .....        (0.59)        10.00        (4.65)       157,090         1.37(c)          4.12           393
   Class C
   Year ended 10/31/03 .....     $  (0.47)     $   9.95         6.57%      $ 82,167         1.38%(c)         4.55%           35%
   Year ended 10/31/02 .....        (0.48)         9.79        (0.72)        93,032         1.35(c)          4.58            63
   Year ended 10/31/01 .....        (0.48)        10.34         6.94         98,825         1.35(c)          4.61           194
   Year ended 10/31/00 .....        (0.48)        10.13         6.32         93,861         1.38(c)          4.83           415
   Year ended 10/31/99 .....        (0.59)        10.00        (4.65)       111,740         1.36(c)          4.15           393

Insured National Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.42)     $  10.11         6.32%      $139,179         1.04%(d)         4.69%           28%
   Year ended 10/31/02 .....        (0.46)         9.92         3.13        164,154         1.01(d)          4.49            43
   Year ended 10/31/01 .....        (0.46)        10.07        10.11        169,744         1.04(d)          4.53           105
   Year ended 10/31/00 .....        (0.46)         9.58         7.84        161,977         1.09(d)          4.83           311
   Year ended 10/31/99 .....        (0.67)         9.33        (5.28)       168,572         0.99(d)          4.25           322
   Class B
   Year ended 10/31/03 .....     $  (0.36)     $  10.09         5.71%      $ 34,243         1.75%(d)         4.00%           28%
   Year ended 10/31/02 .....        (0.39)         9.89         2.34         35,048         1.72(d)          3.79            43
   Year ended 10/31/01 .....        (0.39)        10.05         9.39         35,326         1.75(d)          3.83           105
   Year ended 10/31/00 .....        (0.41)         9.56         7.10         25,070         1.80(d)          4.12           311
   Year ended 10/31/99 .....        (0.60)         9.31        (6.10)        32,585         1.70(d)          3.52           322
   Class C
   Year ended 10/31/03 .....     $  (0.36)     $  10.09         5.60%      $ 14,149         1.74%(d)         3.98%           28%
   Year ended 10/31/02 .....        (0.39)         9.90         2.44         17,592         1.71(d)          3.78            43
   Year ended 10/31/01 .....        (0.39)        10.05         9.39         16,650         1.74(d)          3.84           105
   Year ended 10/31/00 .....        (0.41)         9.56         6.98         13,930         1.80(d)          4.14           311
   Year ended 10/31/99 .....        (0.60)         9.32        (6.00)        19,679         1.70(d)          3.55           322

California Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.55)     $  10.63         3.15%      $644,868         0.77%(e)         4.93%           33%
   Year ended 10/31/02 .....        (0.56)        10.84         3.82        725,242         0.76(e)          5.05            23
   Year ended 10/31/01 .....        (0.56)        11.00         6.47        755,947         0.77(e)          4.98            78
   Year ended 10/31/00 .....        (0.56)        10.88         8.38        714,654         0.84(e)          5.32           124
   Year ended 10/31/99 .....        (0.57)        10.58        (1.80)       684,403         0.71(e)          4.88            88
   Class B
   Year ended 10/31/03 .....     $  (0.47)     $  10.63         2.43%      $237,147         1.48%(e)         4.22%           33%
   Year ended 10/31/02 .....        (0.49)        10.84         3.10        279,697         1.46(e)          4.35            23
   Year ended 10/31/01 .....        (0.49)        11.00         5.74        269,726         1.48(e)          4.26            78
   Year ended 10/31/00 .....        (0.48)        10.88         7.60        222,897         1.54(e)          4.61           124
   Year ended 10/31/99 .....        (0.49)        10.58        (2.47)       224,924         1.41(e)          4.14            88
   Class C
   Year ended 10/31/03 .....     $  (0.47)     $  10.63         2.43%      $170,003         1.47%(e)         4.23%           33%
   Year ended 10/31/02 .....        (0.49)        10.84         3.10        209,008         1.46(e)          4.35            23
   Year ended 10/31/01 .....        (0.49)        11.00         5.74        211,502         1.47(e)          4.25            78
   Year ended 10/31/00 .....        (0.48)        10.88         7.60        156,156         1.54(e)          4.62           124
   Year ended 10/31/99 .....        (0.49)        10.58        (2.39)       159,219         1.41(e)          4.17            88

Insured California Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.62)     $  14.03         3.39%      $124,817         1.07%            4.24%           34%
   Year ended 10/31/02 .....        (0.78)        14.17         3.65        144,973         1.03             4.43            31
   Year ended 10/31/01 .....        (0.66)        14.45        10.16        168,469         1.04             4.44           140
   Year ended 10/31/00 .....        (0.64)        13.74        10.02        115,983         1.09             4.82           174
   Year ended 10/31/99 .....        (0.63)        13.11        (3.74)       111,535         1.05             4.59           100
   Class B
   Year ended 10/31/03 .....     $  (0.52)     $  14.02         2.67%      $ 29,285         1.77%            3.52%           34%
   Year ended 10/31/02 .....        (0.68)        14.16         2.76         33,133         1.73             3.70            31
   Year ended 10/31/01 .....        (0.56)        14.46         9.38         27,015         1.74             3.72           140
   Year ended 10/31/00 .....        (0.54)        13.75         9.27         18,925         1.79             4.11           174
   Year ended 10/31/99 .....        (0.53)        13.11        (4.44)        21,628         1.76             3.85           100

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       48 & 49

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Insured California Portfolio (continued)
   Class C
   Year ended 10/31/03 .....    $  14.16        $   0.50         $  (0.12)     $   0.38    $  (0.52)     $   0.00      $   0.00
   Year ended 10/31/02 .....       14.47            0.52            (0.15)         0.37       (0.53)        (0.03)        (0.12)
   Year ended 10/31/01 .....       13.75            0.52             0.76          1.28       (0.52)        (0.04)         0.00
   Year ended 10/31/00 .....       13.11            0.54             0.64          1.18       (0.54)         0.00          0.00
   Year ended 10/31/99 .....       14.25            0.54            (1.15)        (0.61)      (0.53)         0.00          0.00

Arizona Portfolio
   Class A
   Year ended 9/30/03 ......    $  11.02        $   0.51         $  (0.26)     $   0.25    $  (0.51)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.80            0.51             0.26          0.77       (0.51)        (0.04)         0.00
   Year ended 9/30/01 ......       10.47            0.54             0.34          0.88       (0.54)        (0.01)         0.00
   Year ended 9/30/00 ......       10.40            0.55             0.07          0.62       (0.55)         0.00          0.00
   Year ended 9/30/99 ......       11.03            0.51            (0.55)        (0.04)      (0.51)        (0.04)        (0.04)
   Class B
   Year ended 9/30/03 ......    $  11.00        $   0.43         $  (0.26)     $   0.17    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.78            0.43             0.27          0.70       (0.43)        (0.05)         0.00
   Year ended 9/30/01 ......       10.46            0.47             0.33          0.80       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......       10.39            0.48             0.07          0.55       (0.48)         0.00          0.00
   Year ended 9/30/99 ......       11.03            0.43            (0.55)        (0.12)      (0.43)        (0.05)        (0.04)
   Class C
   Year ended 9/30/03 ......    $  11.00        $   0.43         $  (0.26)     $   0.17    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.78            0.43             0.27          0.70       (0.43)        (0.05)         0.00
   Year ended 9/30/01 ......       10.46            0.47             0.33          0.80       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......       10.39            0.48             0.07          0.55       (0.48)         0.00          0.00
   Year ended 9/30/99 ......       11.03            0.43            (0.55)        (0.12)      (0.43)        (0.05)        (0.04)

Florida Portfolio
   Class A
   Year ended 9/30/03 ......    $  10.34        $   0.49         $  (0.13)     $   0.36    $  (0.53)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.16            0.52             0.19          0.71       (0.52)        (0.01)         0.00
   Year ended 9/30/01 ......        9.76            0.53             0.40          0.93       (0.53)         0.00          0.00
   Year ended 9/30/00 ......        9.81            0.53            (0.05)         0.48       (0.53)         0.00          0.00
   Year ended 9/30/99 ......       10.48            0.51            (0.65)        (0.14)      (0.51)        (0.02)         0.00
   Class B
   Year ended 9/30/03 ......    $  10.35        $   0.42         $  (0.14)     $   0.28    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.17            0.45             0.18          0.63       (0.45)         0.00          0.00
   Year ended 9/30/01 ......        9.77            0.46             0.39          0.85       (0.45)         0.00          0.00
   Year ended 9/30/00 ......        9.81            0.46            (0.05)         0.41       (0.45)         0.00          0.00
   Year ended 9/30/99 ......       10.48            0.43            (0.64)        (0.21)      (0.43)        (0.03)         0.00
   Class C
   Year ended 9/30/03 ......    $  10.35        $   0.42         $  (0.14)     $   0.28    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.17            0.45             0.18          0.63       (0.45)         0.00          0.00
   Year ended 9/30/01 ......        9.77            0.46             0.39          0.85       (0.45)         0.00          0.00
   Year ended 9/30/00 ......        9.81            0.46            (0.05)         0.41       (0.45)         0.00          0.00
   Year ended 9/30/99 ......       10.48            0.43            (0.64)        (0.21)      (0.43)        (0.03)         0.00

Massachusetts Portfolio
   Class A
   Year ended 9/30/03 ......    $  11.06        $   0.51         $  (0.26)     $   0.25    $  (0.52)     $   0.00      $   0.00
   Year ended 9/30/02 ......       11.05            0.54             0.04          0.58       (0.54)        (0.03)         0.00
   Year ended 9/30/01 ......       10.59            0.56             0.47          1.03       (0.56)        (0.01)         0.00
   Year ended 9/30/00 ......       10.66            0.58            (0.09)         0.49       (0.56)         0.00          0.00
   Year ended 9/30/99 ......       11.39            0.53            (0.66)        (0.13)      (0.53)        (0.04)        (0.03)
   Class B
   Year ended 9/30/03 ......    $  11.03        $   0.44         $  (0.25)     $   0.19    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       11.03            0.47             0.03          0.50       (0.47)        (0.03)         0.00
   Year ended 9/30/01 ......       10.57            0.49             0.47          0.96       (0.49)        (0.01)         0.00
   Year ended 9/30/00 ......       10.65            0.50            (0.09)         0.41       (0.49)         0.00          0.00
   Year ended 9/30/99 ......       11.38            0.45            (0.65)        (0.20)      (0.45)        (0.05)        (0.03)
   Class C
   Year ended 9/30/03 ......    $  11.03        $   0.44         $  (0.25)     $   0.19    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       11.03            0.47             0.03          0.50       (0.47)        (0.03)         0.00
   Year ended 9/30/01 ......       10.57            0.49             0.47          0.96       (0.49)        (0.01)         0.00
   Year ended 9/30/00 ......       10.65            0.50            (0.09)         0.41       (0.49)         0.00          0.00
   Year ended 9/30/99 ......       11.38            0.45            (0.65)        (0.20)      (0.45)        (0.05)        (0.03)

Michigan Portfolio
   Class A
   Year ended 9/30/03 ......    $  10.91        $   0.47         $  (0.17)     $   0.30    $  (0.52)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.63            0.49             0.32          0.81       (0.49)        (0.04)         0.00
   Year ended 9/30/01 ......       10.16            0.52             0.48          1.00       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       10.06            0.53              .09           .62       (0.52)         0.00          0.00
   Year ended 9/30/99 ......       10.62            0.46            (0.45)         0.01       (0.46)        (0.04)        (0.07)


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------       -----------  -------------
Insured California Portfolio
   Class C
   Year ended 10/31/03 .....     $  (0.52)       $  14.02      2.67%       $ 21,951         1.77%            3.53%           34%
   Year ended 10/31/02 .....        (0.68)          14.16      2.69          22,715         1.73             3.71            31
   Year ended 10/31/01 .....        (0.56)          14.47      9.46          20,541         1.74             3.73           140
   Year ended 10/31/00 .....        (0.54)          13.75      9.27          15,536         1.79             4.12           174
   Year ended 10/31/99 .....        (0.53)          13.11     (4.44)         16,391         1.75             3.89           100

Arizona Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.51)       $  10.76      2.35%       $101,040         0.78%(f)         4.72%           28%
   Year ended 9/30/02 ......        (0.55)          11.02      7.33         121,245         0.78(f)          4.73            11
   Year ended 9/30/01 ......        (0.55)          10.80      8.56          88,261         0.78(f)          5.08           119
   Year ended 9/30/00 ......        (0.55)          10.47      6.17          47,258         0.78(f)          5.33           199
   Year ended 9/30/99 ......        (0.59)          10.40     (0.45)         38,472         0.78(f)          4.74           217
   Class B
   Year ended 9/30/03 ......     $  (0.43)       $  10.74      1.62%       $ 89,938         1.48%(f)         4.03%           28%
   Year ended 9/30/02 ......        (0.48)          11.00      6.65          92,349         1.48(f)          4.02            11
   Year ended 9/30/01 ......        (0.48)          10.78      7.76          56,024         1.48(f)          4.41           119
   Year ended 9/30/00 ......        (0.48)          10.46      5.45          34,232         1.48(f)          4.63           199
   Year ended 9/30/99 ......        (0.52)          10.39     (1.19)         31,242         1.48(f)          4.05           217
   Class C
   Year ended 9/30/03 ......     $  (0.43)       $  10.74      1.62%       $ 25,110         1.48%(f)         4.03%           28%
   Year ended 9/30/02 ......        (0.48)          11.00      6.65          24,258         1.48(f)          4.00            11
   Year ended 9/30/01 ......        (0.48)          10.78      7.76          13,407         1.48(f)          4.43           119
   Year ended 9/30/00 ......        (0.48)          10.46      5.45           8,941         1.48(f)          4.64           199
   Year ended 9/30/99 ......        (0.52)          10.39     (1.19)          9,368         1.48(f)          4.05           217

Florida Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.53)       $  10.17      3.54%       $109,543         0.78%(g)         4.80%           30%
   Year ended 9/30/02 ......        (0.53)          10.34      7.21         109,373         0.78(g)          5.18            20
   Year ended 9/30/01 ......        (0.53)          10.16      9.71          97,714         0.78(g)          5.33            70
   Year ended 9/30/00 ......        (0.53)           9.76      5.10          75,422         0.73(g)          5.52           281
   Year ended 9/30/99 ......        (0.53)           9.81     (1.38)         79,752         0.73(g)          4.94           244
   Class B
   Year ended 9/30/03 ......     $  (0.45)       $  10.18      2.82%       $104,874         1.48%(g)         4.09%           30%
   Year ended 9/30/02 ......        (0.45)          10.35      6.45         105,583         1.48(g)          4.47            20
   Year ended 9/30/01 ......        (0.45)          10.17      8.92          87,603         1.48(g)          4.62            70
   Year ended 9/30/00 ......        (0.45)           9.77      4.43          65,391         1.43(g)          4.82           281
   Year ended 9/30/99 ......        (0.46)           9.81     (2.06)         67,532         1.43(g)          4.25           244
   Class C
   Year ended 9/30/03 ......     $  (0.45)       $  10.18      2.82%       $ 46,929         1.48%(g)         4.09%           30%
   Year ended 9/30/02 ......        (0.45)          10.35      6.45          49,102         1.48(g)          4.47            20
   Year ended 9/30/01 ......        (0.45)          10.17      8.93          40,360         1.48(g)          4.64            70
   Year ended 9/30/00 ......        (0.45)           9.77      4.43          38,464         1.43(g)          4.83           281
   Year ended 9/30/99 ......        (0.46)           9.81     (2.06)         42,169         1.43(g)          4.24           244

Massachusetts Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.52)       $  10.79      2.39%       $ 46,342         0.82%(h)         4.71%           28%
   Year ended 9/30/02 ......        (0.57)          11.06      5.46          66,197         0.82(h)          4.97            27
   Year ended 9/30/01 ......        (0.57)          11.05      9.92          63,384         0.82(h)          5.20           108
   Year ended 9/30/00 ......        (0.56)          10.59      4.86          45,418         0.77(h)          5.53           389
   Year ended 9/30/99 ......        (0.60)          10.66     (1.24)         44,758         0.72(h)          4.74           303
   Class B
   Year ended 9/30/03 ......     $  (0.45)       $  10.77      1.76%       $ 73,979         1.52%(h)         4.02%           28%
   Year ended 9/30/02 ......        (0.50)          11.03      4.69          79,216         1.52(h)          4.28            27
   Year ended 9/30/01 ......        (0.50)          11.03      9.22          62,190         1.52(h)          4.53           108
   Year ended 9/30/00 ......        (0.49)          10.57      4.06          39,964         1.47(h)          4.83           389
   Year ended 9/30/99 ......        (0.53)          10.65     (1.87)         42,628         1.42(h)          4.06           303
   Class C
   Year ended 9/30/03 ......     $  (0.45)       $  10.77      1.76%       $ 46,542         1.52%(h)         4.02%           28%
   Year ended 9/30/02 ......        (0.50)          11.03      4.69          53,156         1.52(h)          4.28            27
   Year ended 9/30/01 ......        (0.50)          11.03      9.22          44,688         1.52(h)          4.53           108
   Year ended 9/30/00 ......        (0.49)          10.57      4.06          31,207         1.47(h)          4.83           389
   Year ended 9/30/99 ......        (0.53)          10.65     (1.87)         29,365         1.42(h)          4.05           303

Michigan Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.52)       $  10.69      2.66%       $ 53,022         1.01%(i)         4.38%           46%
   Year ended 9/30/02 ......        (0.53)          10.91      7.87          55,396         1.01(i)          4.57            18
   Year ended 9/30/01 ......        (0.53)          10.63     10.11          32,804         1.01(i)          5.01           115
   Year ended 9/30/00 ......        (0.52)          10.16      6.39          14,609         0.99(i)          5.30           287
   Year ended 9/30/99 ......        (0.57)          10.06      0.03          11,760         0.96(i)          4.48           213

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       50 & 51

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Michigan Portfolio (continued)
   Class B
   Year ended 9/30/03 ......   $  10.89        $   0.40         $  (0.18)      $   0.22    $  (0.44)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.62            0.41             0.32           0.73       (0.41)        (0.05)         0.00
   Year ended 9/30/01 ......      10.15            0.45             0.48           0.93       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......      10.05            0.45             0.10           0.55       (0.45)         0.00          0.00
   Year ended 9/30/99 ......      10.61            0.39            (0.45)         (0.06)      (0.39)        (0.04)        (0.07)
   Class C
   Year ended 9/30/03 ......   $  10.89        $   0.40         $  (0.18)      $   0.22    $  (0.44)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.62            0.41             0.32           0.73       (0.41)        (0.05)         0.00
   Year ended 9/30/01 ......      10.14            0.45             0.49           0.94       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......      10.05            0.46             0.08           0.54       (0.45)         0.00          0.00
   Year ended 9/30/99 ......      10.61            0.40            (0.46)         (0.06)      (0.40)        (0.03)        (0.07)

Minnesota Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.31        $   0.45         $  (0.15)      $   0.30    $  (0.46)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.09            0.48             0.25           0.73       (0.48)        (0.03)         0.00
   Year ended 9/30/01 ......       9.72            0.52             0.38           0.90       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       9.67            0.53             0.03           0.56        0.51)         0.00          0.00
   Year ended 9/30/99 ......      10.22            0.49            (0.53)         (0.04)      (0.49)        (0.02)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.31        $   0.38         $  (0.15)      $   0.23    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.08            0.40             0.27           0.67       (0.40)        (0.04)         0.00
   Year ended 9/30/01 ......       9.72            0.45             0.37           0.82       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.67            0.46             0.03           0.49       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.22            0.42            (0.53)         (0.11)      (0.42)        (0.02)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.32        $   0.38         $  (0.15)      $   0.23    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.10            0.40             0.26           0.66       (0.40)        (0.04)         0.00
   Year ended 9/30/01 ......       9.72            0.45             0.39           0.84       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.67            0.46             0.03           0.49       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.22            0.42            (0.53)         (0.11)      (0.42)        (0.02)         0.00

New Jersey Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.03        $   0.45         $  (0.22)      $   0.23    $  (0.46)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.11            0.48            (0.05)          0.43       (0.48)        (0.03)         0.00
   Year ended 9/30/01 ......       9.92            0.52             0.20           0.72       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       9.93            0.52            (0.02)          0.50       (0.51)         0.00          0.00
   Year ended 9/30/99 ......      10.46            0.49            (0.51)         (0.02)      (0.49)        (0.02)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.04        $   0.38         $  (0.23)      $   0.15    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.11            0.41            (0.04)          0.37       (0.41)        (0.03)         0.00
   Year ended 9/30/01 ......       9.92            0.44             0.20           0.64       (0.44)        (0.01)         0.00
   Year ended 9/30/00 ......       9.93            0.45            (0.02)          0.43       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.46            0.42            (0.51)         (0.09)      (0.42)        (0.02)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.04        $   0.38         $  (0.22)      $   0.16    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.11            0.41            (0.04)          0.37       (0.41)        (0.03)         0.00
   Year ended 9/30/01 ......       9.93            0.44             0.19           0.63       (0.44)        (0.01)         0.00
   Year ended 9/30/00 ......       9.93            0.45            (0.01)          0.44       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.46            0.43            (0.52)         (0.09)      (0.43)        (0.01)         0.00

New York Portfolio
   Class A
   Year ended 10/31/03 .....   $   9.69        $   0.50         $   0.11       $   0.61    $  (0.51)     $   0.00      $   0.00
   Year ended 10/31/02 .....       9.93            0.53            (0.25)          0.28       (0.52)         0.00          0.00
   Year ended 10/31/01 .....       9.70            0.53             0.22           0.75       (0.52)         0.00          0.00
   Year ended 10/31/00 .....       9.45            0.52             0.25           0.77       (0.52)         0.00          0.00
   Year ended 10/31/99 .....      10.29            0.51            (0.83)         (0.32)      (0.51)        (0.01)         0.00
   Class B
   Year ended 10/31/03 .....   $   9.68        $   0.43         $   0.11       $   0.54    $  (0.44)     $   0.00      $   0.00
   Year ended 10/31/02 .....       9.93            0.46            (0.26)          0.20       (0.45)         0.00          0.00
   Year ended 10/31/01 .....       9.70            0.45             0.23           0.68       (0.45)         0.00          0.00
   Year ended 10/31/00 .....       9.45            0.45             0.25           0.70       (0.45)         0.00          0.00
   Year ended 10/31/99 .....      10.29            0.44            (0.83)         (0.39)      (0.44)        (0.01)         0.00
   Class C
   Year ended 10/31/03 .....   $   9.68        $   0.43         $   0.11       $   0.54    $  (0.44)     $   0.00      $   0.00
   Year ended 10/31/02 .....       9.94            0.46            (0.27)          0.19       (0.45)         0.00          0.00
   Year ended 10/31/01 .....       9.71            0.46             0.22           0.68       (0.45)         0.00          0.00
   Year ended 10/31/00 .....       9.45            0.45             0.26           0.71       (0.45)         0.00          0.00
   Year ended 10/31/99 .....      10.29            0.44            (0.83)         (0.39)      (0.44)        (0.01)         0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------     -------------  -------------
Michigan Portfolio
   Class B
   Year ended 9/30/03 ......     $  (0.44)      $  10.67       1.95%    $ 58,034           1.71%(i)         3.69%            46%
   Year ended 9/30/02 ......        (0.46)         10.89       7.06       53,097           1.71(i)          3.86             18
   Year ended 9/30/01 ......        (0.46)         10.62       9.39       29,436           1.71(i)          4.34            115
   Year ended 9/30/00 ......        (0.45)         10.15       5.55       14,943           1.69(i)          4.59            287
   Year ended 9/30/99 ......        (0.50)         10.05      (0.64)      13,844           1.66(i)          3.79            213
   Class C
   Year ended 9/30/03 ......     $  (0.44)      $  10.67       1.95%    $ 54,996           1.71%(i)         3.69%            46%
   Year ended 9/30/02 ......        (0.46)         10.89       7.06       57,818           1.71(i)          3.86             18
   Year ended 9/30/01 ......        (0.46)         10.62       9.50       24,142           1.71(i)          4.35            115
   Year ended 9/30/00 ......        (0.45)         10.14       5.55       12,061           1.69(i)          4.60            287
   Year ended 9/30/99 ......        (0.50)         10.05      (0.64)      10,747           1.66(i)          3.78            213

Minnesota Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.46)      $  10.15       3.05%    $ 67,521           0.90%(j)         4.42%            32%
   Year ended 9/30/02 ......        (0.51)         10.31       7.46       65,850           0.90(j)          4.75             29
   Year ended 9/30/01 ......        (0.53)         10.09       9.44       30,501           0.90(j)          5.23             61
   Year ended 9/30/00 ......        (0.51)          9.72       6.09       20,212           0.81(j)          5.57            307
   Year ended 9/30/99 ......        (0.51)          9.67      (0.48)      10,601           0.75(j)          4.90            259
   Class B
   Year ended 9/30/03 ......     $  (0.39)      $  10.15       2.34%    $ 24,366           1.60%(j)         3.72%            32%
   Year ended 9/30/02 ......        (0.44)         10.31       6.84       24,340           1.60(j)          4.04             29
   Year ended 9/30/01 ......        (0.46)         10.08       8.61       17,304           1.60(j)          4.52             61
   Year ended 9/30/00 ......        (0.44)          9.72       5.32       12,064           1.51(j)          4.81            307
   Year ended 9/30/99 ......        (0.44)          9.67      (1.19)      14,111           1.46(j)          4.16            259
   Class C
   Year ended 9/30/03 ......     $  (0.39)      $  10.16       2.34%    $ 19,248           1.60%(j)         3.70%            32%
   Year ended 9/30/02 ......        (0.44)         10.32       6.72       20,401           1.60(j)          4.01             29
   Year ended 9/30/01 ......        (0.46)         10.10       8.82       11,434           1.60(j)          4.51             61
   Year ended 9/30/00 ......        (0.44)          9.72       5.32        7,524           1.50(j)          4.84            307
   Year ended 9/30/99 ......        (0.44)          9.67      (1.19)       9,081           1.45(j)          4.17            259

New Jersey Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.46)      $   9.80       2.39%    $ 81,632           0.87%(k)         4.53%            45%
   Year ended 9/30/02 ......        (0.51)         10.03       4.42       94,865           0.87(k)          4.80             49
   Year ended 9/30/01 ......        (0.53)         10.11       7.33       80,489           0.87(k)          5.04            111
   Year ended 9/30/00 ......        (0.51)          9.92       5.31       49,667           0.85(k)          5.36            224
   Year ended 9/30/99 ......        (0.51)          9.93      (0.29)      33,109           0.82(k)          4.82            131
   Class B
   Year ended 9/30/03 ......     $  (0.39)      $   9.80       1.56%    $110,294           1.57%(k)         3.83%            45%
   Year ended 9/30/02 ......        (0.44)         10.04       3.79      127,025           1.57(k)          4.10             49
   Year ended 9/30/01 ......        (0.45)         10.11       6.56      103,889           1.57(k)          4.33            111
   Year ended 9/30/00 ......        (0.44)          9.92       4.53       62,149           1.55(k)          4.63            224
   Year ended 9/30/99 ......        (0.44)          9.93      (0.99)      64,929           1.53(k)          4.10            131
   Class C
   Year ended 9/30/03 ......     $  (0.39)      $   9.81       1.66%    $ 45,633           1.57%(k)         3.83%            45%
   Year ended 9/30/02 ......        (0.44)         10.04       3.78       56,295           1.57(k)          4.10             49
   Year ended 9/30/01 ......        (0.45)         10.11       6.45       46,025           1.57(k)          4.34            111
   Year ended 9/30/00 ......        (0.44)          9.93       4.63       31,115           1.54(k)          4.64            224
   Year ended 9/30/99 ......        (0.44)          9.93      (0.99)      32,578           1.52(k)          4.12            131

New York Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.51)      $   9.79       6.39%    $311,596           0.58%(l)         5.09%            35%
   Year ended 10/31/02 .....        (0.52)          9.69       2.89      322,621           0.58(l)          5.42             33
   Year ended 10/31/01 .....        (0.52)          9.93       7.86      326,500           0.59(l)          5.28             92
   Year ended 10/31/00 .....        (0.52)          9.70       8.42      259,997           0.77(l)          5.46            187
   Year ended 10/31/99 .....        (0.52)          9.45      (3.27)     234,835           0.61(l)          5.12            134
   Class B
   Year ended 10/31/03 .....     $  (0.44)      $   9.78       5.64%    $171,881           1.29%(l)         4.38%            35%
   Year ended 10/31/02 .....        (0.45)          9.68       2.04      184,700           1.29(l)          4.70             33
   Year ended 10/31/01 .....        (0.45)          9.93       7.10      165,787           1.30(l)          4.59             92
   Year ended 10/31/00 .....        (0.45)          9.70       7.61      100,651           1.48(l)          4.75            187
   Year ended 10/31/99 .....        (0.45)          9.45      (3.96)     111,283           1.32(l)          4.38            134
   Class C
   Year ended 10/31/03 .....     $  (0.44)      $   9.78       5.64%    $ 52,206           1.29%(l)         4.38%            35%
   Year ended 10/31/02 .....        (0.45)          9.68       1.94       57,386           1.29(l)          4.71             33
   Year ended 10/31/01 .....        (0.45)          9.94       7.09       54,631           1.30(l)          4.60             92
   Year ended 10/31/00 .....        (0.45)          9.71       7.72       42,888           1.47(l)          4.76            187
   Year ended 10/31/99 .....        (0.45)          9.45      (3.96)      48,205           1.31(l)          4.41            134

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       52 & 53

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Ohio Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.02        $   0.46+        $   0.05       $   0.51    $  (0.48)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.01            0.50+            0.04           0.54       (0.51)        (0.02)         0.00
   Year ended 9/30/01 ......       9.77            0.54+            0.23           0.77       (0.53)         0.00          0.00
   Year ended 9/30/00 ......       9.86            0.54+           (0.12)          0.42       (0.51)         0.00          0.00
   Year ended 9/30/99 ......      10.45            0.49+           (0.55)         (0.06)      (0.49)        (0.04)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.02        $   0.39+        $   0.04       $   0.43    $  (0.41)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.01            0.43+            0.05           0.48       (0.44)        (0.03)         0.00
   Year ended 9/30/01 ......       9.77            0.47+            0.24           0.71       (0.47)         0.00          0.00
   Year ended 9/30/00 ......       9.86            0.46+           (0.11)          0.35       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.45            0.43+           (0.57)         (0.14)      (0.43)        (0.02)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.02        $   0.39+        $   0.05       $   0.44    $  (0.41)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.02            0.43+            0.04           0.47       (0.44)        (0.03)         0.00
   Year ended 9/30/01 ......       9.77            0.47+            0.25           0.72       (0.47)         0.00          0.00
   Year ended 9/30/00 ......       9.86            0.47+           (0.12)          0.35       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.45            0.43+           (0.57)         (0.14)      (0.43)        (0.02)         0.00

Pennsylvania Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.58        $   0.50+        $  (0.14)      $   0.36    $  (0.50)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.42            0.51+            0.18           0.69       (0.51)        (0.02)         0.00
   Year ended 9/30/01 ......       9.88            0.52+            0.55           1.07       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       9.89            0.52+           (0.01)          0.51       (0.52)         0.00          0.00
   Year ended 9/30/99 ......      10.66            0.49+           (0.73)         (0.24)      (0.49)        (0.04)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.58        $   0.44+        $  (0.15)      $   0.29    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.41            0.45+            0.18           0.63       (0.45)        (0.01)         0.00
   Year ended 9/30/01 ......       9.88            0.45+            0.54           0.99       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.89            0.45+           (0.02)          0.43       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.66            0.41+           (0.73)         (0.32)      (0.41)        (0.04)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.58        $   0.44+        $  (0.15)      $   0.29    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.41            0.45+            0.18           0.63       (0.45)        (0.01)         0.00
   Year ended 9/30/01 ......       9.88            0.45+            0.54           0.99       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.89            0.46+           (0.03)          0.43       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.66            0.41+           (0.73)         (0.32)      (0.41)        (0.04)         0.00

Virginia Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.77        $   0.52+        $  (0.03)      $   0.49    $  (0.51)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.54            0.52+            0.25           0.77       (0.52)        (0.02)         0.00
   Year ended 9/30/01 ......      10.35            0.54+            0.20           0.74       (0.54)        (0.01)         0.00
   Year ended 9/30/00 ......      10.32            0.56+            0.02           0.58       (0.55)         0.00          0.00
   Year ended 9/30/99 ......      11.02            0.49+           (0.60)         (0.11)      (0.49)        (0.07)        (0.03)
   Class B
   Year ended 9/30/03 ......   $  10.75        $   0.45+        $  (0.04)      $   0.41    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.53            0.45+            0.24           0.69       (0.45)        (0.02)         0.00
   Year ended 9/30/01 ......      10.34            0.47+            0.20           0.67       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......      10.31            0.49+            0.02           0.51       (0.48)         0.00          0.00
   Year ended 9/30/99 ......      11.01            0.42+           (0.60)         (0.18)      (0.42)        (0.07)        (0.03)
   Class C
   Year ended 9/30/03 ......   $  10.75        $   0.45+        $  (0.04)      $   0.41    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.52            0.45+            0.25           0.70       (0.45)        (0.02)         0.00
   Year ended 9/30/01 ......      10.33            0.47+            0.20           0.67       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......      10.31            0.49+            0.01           0.50       (0.48)         0.00          0.00
   Year ended 9/30/99 ......      11.01            0.42+           (0.60)         (0.18)      (0.42)        (0.07)        (0.03)

Intermediate Diversified
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......   $  14.37        $   0.47         $  (0.02)      $   0.45    $  (0.47)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.01            0.33             0.36           0.69       (0.33)         0.00          0.00
   Class B
   Year ended 9/30/03 ......   $  14.38        $   0.37         $  (0.03)      $   0.34    $  (0.37)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.01            0.27             0.37           0.64       (0.27)         0.00          0.00
   Class C
   Year ended 9/30/03 ......   $  14.37        $   0.37         $  (0.02)      $   0.35    $  (0.37)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.01            0.27             0.36           0.63       (0.27)         0.00          0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------     -------------  -------------
Ohio Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.48)      $  10.05       5.20%      $ 75,102         0.85%(m)          4.59%            23%
   Year ended 9/30/02 ......        (0.53)         10.02       5.57         70,223         0.85(m)           4.99             34
   Year ended 9/30/01 ......        (0.53)         10.01       8.04         46,855         0.85(m)           5.42             32
   Year ended 9/30/00 ......        (0.51)          9.77       4.54         32,490         0.76(m)           5.57            307
   Year ended 9/30/99 ......        (0.53)          9.86      (0.70)        27,229         0.75(m)           4.88            208
   Class B
   Year ended 9/30/03 ......     $  (0.41)      $  10.04       4.37%      $ 83,422         1.55%(m)          3.88%            23%
   Year ended 9/30/02 ......        (0.47)         10.02       4.87         73,159         1.55(m)           4.29             34
   Year ended 9/30/01 ......        (0.47)         10.01       7.33         54,575         1.55(m)           4.72             32
   Year ended 9/30/00 ......        (0.44)          9.77       3.78         40,812         1.47(m)           4.84            307
   Year ended 9/30/99 ......        (0.45)          9.86      (1.38)        49,055         1.46(m)           4.17            208
   Class C
   Year ended 9/30/03 ......     $  (0.41)      $  10.05       4.47%      $ 54,062         1.55%(m)          3.89%            23%
   Year ended 9/30/02 ......        (0.47)         10.02       4.77         53,883         1.55(m)           4.29             34
   Year ended 9/30/01 ......        (0.47)         10.02       7.43         36,500         1.55(m)           4.71             32
   Year ended 9/30/00 ......        (0.44)          9.77       3.78         22,909         1.46(m)           4.85            307
   Year ended 9/30/99 ......        (0.45)          9.86      (1.38)        24,126         1.45(m)           4.18            208

Pennsylvania Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.50)      $  10.44       3.57%      $ 84,053         0.95%(n)          4.91%            17%
   Year ended 9/30/02 ......        (0.53)         10.58       6.88         99,426         0.95(n)           4.98             38
   Year ended 9/30/01 ......        (0.53)         10.42      11.11         96,834         0.95(n)           5.15            112
   Year ended 9/30/00 ......        (0.52)          9.88       5.35         68,288         0.95(n)           5.40            356
   Year ended 9/30/99 ......        (0.53)          9.89      (2.43)        62,479         0.95(n)           4.68            249
   Class B
   Year ended 9/30/03 ......     $  (0.43)      $  10.44       2.84%      $ 68,409         1.65%(n)          4.21%            17%
   Year ended 9/30/02 ......        (0.46)         10.58       6.26         74,390         1.65(n)           4.35             38
   Year ended 9/30/01 ......        (0.46)         10.41      10.25         62,038         1.65(n)           4.36            112
   Year ended 9/30/00 ......        (0.44)          9.88       4.58         44,713         1.66(n)           4.69            356
   Year ended 9/30/99 ......        (0.45)          9.89      (3.10)        52,012         1.66(n)           3.96            249
   Class C
   Year ended 9/30/03 ......     $  (0.43)      $  10.44       2.84%      $ 42,917         1.65%(n)          4.20%            17%
   Year ended 9/30/02 ......        (0.46)         10.58       6.26         46,296         1.65(n)           4.30             38
   Year ended 9/30/01 ......        (0.46)         10.41      10.25         33,334         1.65(n)           4.42            112
   Year ended 9/30/00 ......        (0.44)          9.88       4.58         23,306         1.65(n)           4.71            356
   Year ended 9/30/99 ......        (0.45)          9.89      (3.10)        27,916         1.65(n)           3.98            249

Virginia Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.51)      $  10.75       4.66%      $ 71,572         0.72%(o)          4.87%            25%
   Year ended 9/30/02 ......        (0.54)         10.77       7.58         76,797         0.72(o)           4.95             16
   Year ended 9/30/01 ......        (0.55)         10.54       7.32         53,306         0.72(o)           5.18            134
   Year ended 9/30/00 ......        (0.55)         10.35       5.88         37,784         0.67(o)           5.52            289
   Year ended 9/30/99 ......        (0.59)         10.32      (1.10)        28,148         0.67(o)           4.67            311
   Class B
   Year ended 9/30/03 ......     $  (0.43)      $  10.73       3.94%      $ 82,541         1.42%(o)          4.18%            25%
   Year ended 9/30/02 ......        (0.47)         10.75       6.78         85,842         1.42(o)           4.27             16
   Year ended 9/30/01 ......        (0.48)         10.53       6.62         69,534         1.42(o)           4.49            134
   Year ended 9/30/00 ......        (0.48)         10.34       5.16         49,216         1.37(o)           4.83            289
   Year ended 9/30/99 ......        (0.52)         10.31      (1.73)        42,007         1.37(o)           3.97            311
   Class C
   Year ended 9/30/03 ......     $  (0.43)      $  10.73       3.94%      $ 33,486         1.42%(o)          4.17%            25%
   Year ended 9/30/02 ......        (0.47)         10.75       6.88         34,396         1.42(o)           4.26             16
   Year ended 9/30/01 ......        (0.48)         10.52       6.62         24,116         1.42(o)           4.48            134
   Year ended 9/30/00 ......        (0.48)         10.33       5.06         16,848         1.37(o)           4.83            289
   Year ended 9/30/99 ......        (0.52)         10.31      (1.73)        12,962         1.37(o)           3.97            311

Intermediate Diversified
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.47)      $  14.35       3.22%      $140,781         0.88%             3.28%            38%
   2/01/02++ to 9/30/02 ....        (0.33)         14.37       5.02         81,944         0.94*             3.42*            22
   Class B
   Year ended 9/30/03 ......     $  (0.37)      $  14.35       2.43%      $115,690         1.59%             2.58%            38%
   2/01/02++ to 9/30/02 ....        (0.27)         14.38       4.63         53,115         1.65*             2.75*            22
   Class C
   Year ended 9/30/03 ......     $  (0.37)      $  14.35       2.50%      $112,298         1.59%             2.57%            38%
   2/01/02++ to 9/30/02 ....        (0.27)         14.37       4.55         51,419         1.65*             2.71*            22

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       54 & 55

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Intermediate California
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......   $  14.59        $   0.43         $  (0.13)      $   0.30    $  (0.43)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.22            0.30             0.37           0.67       (0.30)         0.00          0.00
   Class B
   Year ended 9/30/03 ......   $  14.59        $   0.33         $  (0.13)      $   0.20    $  (0.33)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.22            0.23             0.37           0.60       (0.23)         0.00          0.00
   Class C
   Year ended 9/30/03 ......   $  14.59        $   0.33         $  (0.13)      $   0.20    $  (0.33)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.22            0.23             0.37           0.60       (0.23)         0.00          0.00

Intermediate New York
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......   $  14.22        $   0.46         $  (0.01)      $   0.45    $  (0.46)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      13.82            0.32             0.40           0.72       (0.32)         0.00          0.00
   Class B
   Year ended 9/30/03 ......   $  14.22        $   0.36         $  (0.02)      $   0.34    $  (0.36)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      13.82            0.26             0.40           0.66       (0.26)         0.00          0.00
   Class C
   Year ended 9/30/03 ......   $  14.23        $   0.36         $  (0.02)      $   0.34    $  (0.36)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      13.82            0.26             0.41           0.67       (0.26)         0.00          0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------     -------------  -------------
Intermediate California
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.43)      $  14.46       2.13%      $ 53,570          0.90%            3.00%            44%
   2/01/02++ to 9/30/02 ....        (0.30)         14.59       4.76         34,909          0.97*            2.98*            31
   Class B
   Year ended 9/30/03 ......     $  (0.33)      $  14.46       1.41%      $ 39,915          1.61%            2.29%            44%
   2/01/02++ to 9/30/02 ....        (0.23)         14.59       4.30         18,688          1.68*            2.27*            31
   Class C
   Year ended 9/30/03 ......     $  (0.31)      $  14.46       1.41%      $ 50,071          1.61%            2.28%            44%
   2/01/02++ to 9/30/02 ....        (0.23)         14.59       4.28         23,746          1.68*            2.28*            31

Intermediate New York
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.46)      $  14.21       3.25%      $ 78,518          0.90%            3.22%            29%
   2/01/02++ to 9/30/02 ....        (0.32)         14.22       5.30         36,760          0.95*            3.39*            37
   Class B
   Year ended 9/30/03 ......     $  (0.36)      $  14.20       2.45%      $ 62,916          1.61%            2.52%            29%
   2/01/02++ to 9/30/02 ....        (0.26)         14.22       4.82         25,635          1.67*            2.69*            37
   Class C
   Year ended 9/30/03 ......     $  (0.36)      $  14.21       2.44%      $ 61,526          1.61%            2.49%            29%
   2/01/02++ to 9/30/02 ....        (0.26)         14.23       4.89         17,847          1.66*            2.65*            37

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.


*     Annualized.
+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1999, 2000, 2001, 2002 and 2003.
++    Commencement of operations.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.07%, 1.06%, 1.11% and 1.12% for Class A shares, 1.81%,
      1.77%, 1.79%, 1.79% and 1.74% for Class B shares and 1.81%, 1.76%, 1.78%,
      1.79% and 1.79% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.16%, 1.13%, 1.14%, 1.16% and 1.10% for Class A shares, 1.87%, 1.84%, 1.85%, 1.87% and 1.79% for Class B shares and 1.86%, 1.83%,
      1.85%, 1.85% and 1.80% for Class C shares.
(e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.02%, 1.01%, 1.02%, 1.04% and 1.04% for Class A shares, 1.73%,
      1.72%, 1.73%, 1.74% and 1.72% for Class B shares and 1.72%, 1.71%, 1.72%,
      1.74% and 1.74% for Class C shares.
(f) If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.12%, 1.22%, 1.29% and 1.39% for Class A shares, 1.82%,
      1.82%, 1.93%, 1.99% and 2.16% for Class B shares and 1.82%, 1.82%, 1.93%,
      1.99% and 2.17% for Class C shares.
(g) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.09%, 1.13%, 1.14% and 1.18% for Class A shares, 1.81%,
      1.79%, 1.84%, 1.85% and 1.91% for Class B shares and 1.81%, 1.79%, 1.83%,
      1.85% and 1.91% for Class C shares.
(h) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.17%, 1.12%, 1.19%, 1.63% and 1.24% for Class A shares, 1.89%, 1.83%, 1.90%, 1.94% and 1.97% for Class B shares and 1.88%, 1.82%,
      1.90%, 1.93% and 1.96% for Class C shares.
(i) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.20%, 1.21%, 1.44%, 1.63% and 1.62% for Class A shares, 1.92%,
      1.92%, 2.16%, 2.34% and 2.44% for Class B shares and 1.90%, 1.93%, 2.16%,
      2.34% and 2.43% for Class C shares.
(j) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.19%, 1.29%, 1.49%, 1.66% and 1.63% for Class A shares, 1.90%,
      1.99%, 2.19%, 2.37% and 2.43% for Class B shares and 1.89%, 1.99%, 2.19%,
      2.36% and 2.44% for Class C shares.
(k) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.11%, 1.13%, 1.23% and 1.25% for Class A shares, 1.84%,
      1.82%, 1.84%, 1.94% and 1.99% for Class B shares and 1.83%, 1.81%, 1.83%,
      1.93% and 1.98% for Class C shares.
(l) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.06%, 1.05%, 1.04%, 1.10% and 1.11% for Class A shares, 1.77%,
      1.78%, 1.76%, 1.81% and 1.76% for Class B shares and 1.77%, 1.77%, 1.76%,
      1.80% and 1.77% for Class C shares.
(m) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.15%, 1.20%, 1.29% and 1.30% for Class A shares, 1.86%,
      1.85%, 1.91%, 2.00% and 2.01% for Class B shares and 1.85%, 1.85%, 1.90%,
      1.99% and 2.01% for Class C shares.
(n) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.16%, 1.13%, 1.16%, 1.23% and 1.24% for Class A shares, 1.87%, 1.84%, 1.86%, 1.94% and 1.98% for Class B shares and 1.87%, 1.83%,
      1.86%, 1.93% and 1.98% for Class C shares.
(o) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.15%, 1.15%, 1.21%, 1.26% and 1.43% for Class A shares, 1.85%,
      1.86%, 1.92%, 1.97% and 2.20% for Class B shares and 1.85%, 1.86%, 1.92%,
      1.96% and 2.19% for Class C shares.
(p) Distributions from net investment income include taxable income of $0.01 for Class A, B and C shares, respectively, of the Intermediate Diversified Municipal Portfolio, $0.02 for Class A, B and C shares, respectively, of the Intermediate California Municipal Portfolio, and $0.01 for Class A, B and C shares, respectively, of the Intermediate New York Municipal Portfolio.



                                     56 & 57

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:             c/o Alliance Global Investor Services
                     P.O. Box 786003
                     San Antonio, TX 78278-6003


By phone:            For Information:  800-221-5672
                     For Literature:   800-227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC File Nos
------------
811-04791
811-07618
811-5555

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

MUNIPRO0204


                                       60


[LOGO]AllianceBernstein(SM)
      Investment Research and Management

        The AllianceBernstein Bond Funds
--------------------------------------------------------------------------------


Bond Funds                                          PROSPECTUS--February 2, 2004

--------------------------------------------------------------------------------

      The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

                  Investment Grade Funds

                  >   AllianceBernstein U.S. Government Portfolio
                  >   AllianceBernstein Quality Bond Portfolio

                  >   AllianceBernstein Short Duration Portfolio

                  Corporate Bond Funds

                  >   AllianceBernstein Corporate Bond Portfolio
                  >   AllianceBernstein High Yield Fund

                  Multi-Sector Fund

                  >   AllianceBernstein Global Strategic Income Trust

                  Global Bond Funds

                  >   AllianceBernstein Americas Government Income Trust
                  >   AllianceBernstein Emerging Market Debt Fund
                  >   AllianceBernstein Multi-Market Strategy Trust

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page

RISK/RETURN SUMMARY....................................................      3

Investment Grade Funds.................................................      4
Corporate Bond Funds...................................................      7
Multi-Sector Fund......................................................      9
Global Bond Funds......................................................     11
Summary of Principal Risks.............................................     14
Principal Risks by Fund................................................     16

FEES AND EXPENSES OF THE FUNDS.........................................     17

SALES CHARGE REDUCTION PROGRAMS........................................     21

PURCHASE AND SALE OF SHARES............................................     21

How The Funds Value Their Shares.......................................     21
How To Buy Shares......................................................     22
How To Exchange Shares.................................................     24
How To Sell Shares.....................................................     24

DISTRIBUTION ARRANGEMENTS..............................................     25

GLOSSARY...............................................................     27

DESCRIPTION OF THE FUNDS...............................................     29

Investment Objectives and Principal Policies...........................     29
Description of Additional Investment Practices.........................     36
Additional Risk Considerations.........................................     47

MANAGEMENT OF THE FUNDS................................................     51

DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................     53

CONVERSION FEATURE.....................................................     53

GENERAL INFORMATION....................................................     54

FINANCIAL HIGHLIGHTS...................................................     55

APPENDIX A: BOND RATINGS...............................................     64

APPENDIX B: GENERAL INFORMATION ABOUT
    CANADA, MEXICO AND ARGENTINA.......................................     66


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 13 - 15.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

INVESTMENT GRADE FUNDS

The Investment Grade Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade (rated Baa or BBB or above) securities.

AllianceBernstein U.S. Government Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with Alliance's determination of prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of certificates issued by government-sponsored entities, such as FNMA and FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                    1          5          10
                                                  Year**     Years**    Years**
--------------------------------------------------------------------------------
Class A***  Return Before Taxes                   -3.56%      3.91%      4.79%
            --------------------------------------------------------------------
            Return After Taxes
              on Distributions                    -5.07%      1.53%      2.03%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Fund Shares                 -2.31%      1.82%      2.29%
--------------------------------------------------------------------------------

Class B     Return Before Taxes                   -2.89%      4.07%      4.79%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                   -0.97%      4.10%      4.50%
--------------------------------------------------------------------------------
Class R     Return Before Taxes                    0.52%      4.61%      5.04%
--------------------------------------------------------------------------------
Advisor
Class       Return Before Taxes                    0.89%      5.15%      5.58%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Government    fees, expenses,
Bond Index    or taxes)                            2.35%      6.26%      6.72%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    Inception Dates for Class R shares: 11/03/03 and Advisor Class shares:
      10/6/00. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.


***   After-tax Returns:

      -Are shown for Class A shares only and will vary for Class B, Class
       C, Class R and Advisor Class shares because these shares have different expense ratios.

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -4.38    16.55    0.34    8.55    8.60   -3.21   12.42    5.72   9.21    0.72
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.73%, 2nd quarter, 1995; and Worst quarter was down -3.41%, 1st quarter, 1994.

AllianceBernstein Quality Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.

The Fund also may:

o     use derivatives strategies;

o     invest in convertible debt securities and preferred stock;

o     invest in U.S. Government obligations; and

o     invest in foreign fixed-income securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk and market risk. To the extent the Fund invests in foreign fixed-income securities, it has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1                    Since
                                           Year**              Inception**
--------------------------------------------------------------------------------
Class A***    Return Before Taxes          -0.70%                 5.75%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions           -2.55%                 3.52%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares        -0.36%                 3.52%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           0.04%                 6.01%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           2.00%                 5.97%
--------------------------------------------------------------------------------
Class R       Return Before Taxes           3.39%                 6.53%
--------------------------------------------------------------------------------
Advisor
Class         Return Before Taxes           3.90%                 7.05%
--------------------------------------------------------------------------------
Lehman        (reflects no
Brothers        deduction for
Aggregate       fees, expenses,
Bond Index      or taxes)                   4.10%                 7.72%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Dates for Class A, B and C shares: 7/1/99, Class R shares:
      11/03/03, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      -Are shown for Class A shares only and will vary for Class B, Class
       C, Class R and Advisor Class shares because these shares have different expense ratios.

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a      n/a      n/a     n/a     n/a    n/a    11.25    7.36   7.67    3.69
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 4.56%, 3rd quarter, 2001; and Worst quarter was down -0.61%, 1st quarter, 2002.

AllianceBernstein Short Duration Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Fund, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Fund may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Fund may use derivatives, such as options, futures, forwards and swaps.

The Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. The Fund seeks to maintain an effective duration of one to three years under normal market conditions.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, derivatives risk, and market risk. To the extent the Fund invests in foreign fixed-income securities, it has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

The returns shown in the Performance Table (before and after taxes) and Bar Chart are for the Fund's Short Duration Plus Class, which, although not offered in this Prospectus, would have returns that are substantially similar to the Fund's Class A, Class B and Class C shares because the classes invest in the same portfolio of securities. The returns will differ only to the extent that the Fund's classes do not have the same expenses.

Average Annual Total Returns
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                              1         5        10
                                            Year      Years     Years
--------------------------------------------------------------------------------
Short       Return Before Taxes             2.57%     5.20%     5.27%
Duration    --------------------------------------------------------------------
Plus        Return After Taxes
Class         on Distributions*             1.58%     3.35%     3.21%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and Sale
              of Fund Shares*               1.66%     3.27%     3.19%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Treasury Index                              1.90%     5.37%     5.68%
--------------------------------------------------------------------------------

*     After-tax returns:

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual returns in the bar chart are for the Fund's Short Duration Plus Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  0.55    10.10    4.79    5.54    5.93    3.78    6.32    8.35   5.09    2.57
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 3.16%, 3rd quarter, 2001; and Worst quarter was down -0.31%, 1st quarter, 1994.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in corporate bonds or other corporate debt securities. The Fund may invest up to 50% of its total assets in foreign fixed-income securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.


Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average weighted maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests solely in higher-rated securities. The Fund's investments in foreign fixed-income obligations have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                              1         5        10
                                            Year**   Years**   Years**
--------------------------------------------------------------------------------
Class A***    Return Before Taxes           11.54%    5.49%     6.02%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions             9.12%    2.38%     2.66%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares          7.40%    2.68%     2.94%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           12.59%    5.66%     6.05%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           14.59%    5.65%     5.74%
--------------------------------------------------------------------------------
Class R       Return Before Taxes           16.23%    6.21%     6.27%
--------------------------------------------------------------------------------
Advisor
Class         Return Before Taxes           16.78%    6.74%     6.81%
--------------------------------------------------------------------------------
Lehman        (reflects no
Brothers        deduction for
Long Baa        fees, expenses,
U.S. Credit     or taxes)
Index                                       15.38%    7.76%     8.31%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    Inception Dates for Class R shares: 11/03/03, and Advisor Class shares:
      8/8/02. Performance information for periods prior to the inception of Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.


***   After-tax Returns:
      -Are shown for Class A shares only and will vary for Class B, Class
       C, Class R and Advisor Class shares because these shares have different expense ratios.

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-12.75    27.98   10.02   11.81   -0.02    1.93    8.12    8.33  -1.85   16.46
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.62%, 2nd quarter, 1995; and Worst quarter was down -8.43%, 1st quarter, 1994.

AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1          5       Since
                                            Year      Years  Inception**
--------------------------------------------------------------------------------
Class A***    Return Before Taxes           18.98%    -0.20%    2.89%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions            15.69%    -4.04%   -1.15%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions
                and Sale of
                Fund Shares                 12.15%    -2.55%   -0.04%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           19.48%    -0.05%    2.90%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           22.47%    -0.05%    2.83%
--------------------------------------------------------------------------------
Advisor
Class         Return Before Taxes           24.81%     1.00%    3.89%
--------------------------------------------------------------------------------
First         (reflects no
Boston          deduction for
High Yield      fees, expenses,
Index           or taxes)                   27.94%     6.44%    6.40%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes: 4/22/97.

***   After-tax Returns:

      -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these shares have different expense ratios.

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a       n/a     n/a     n/a   -1.67   -1.79  -11.90   -0.59  -3.26   24.26
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03


                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 8.05%, 2nd quarter, 2003; and Worst quarter was down -9.63%, 3rd quarter, 1998.

MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in structured securities;

o     invest in Eurodollar instruments and foreign currencies;

o     invest in asset-backed and mortgage-related securities;

o     enter into repurchase agreements; and

o     invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than an investment in a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1         5        Since
                                           Year      Years   Inception**
--------------------------------------------------------------------------------
Class A***    Return Before Taxes          10.72%    4.93%      7.77%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions            9.10%    1.87%      4.11%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions
                and Sale of
                Fund Shares                 6.91%    2.23%      4.30%
--------------------------------------------------------------------------------
Class B       Return Before Taxes          10.81%    5.12%      7.76%
--------------------------------------------------------------------------------
Class C       Return Before Taxes          13.81%    5.12%      7.59%
--------------------------------------------------------------------------------
Advisor
Class         Return Before Taxes          15.97%    6.15%      8.67%
--------------------------------------------------------------------------------
Lehman        (reflects no
Brothers        deduction for
Global          fees, expenses,
Aggregate       or taxes)
Bond Index
(hedged)****                                3.11%    5.93%      7.02%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Dates for Class A shares: 1/9/96, Class B and Class C shares:
      3/21/96, and Advisor Class shares: 12/18/97. Performance information for periods prior to the inception of Class B and Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these shares have different expense ratios.

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**** The Fund has changed the index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers Global Aggregate Bond Index (hedged). This decision to change indexes was based on the fact that the new Index more accurately reflects the composition of the Fund's investments.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a      n/a   15.31    1.99    7.63   4.57     -2.81  5.04   15.61

--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 7.36%, 4th quarter, 2002; and Worst quarter was down -5.68%, 3rd quarter, 1998.

GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

AllianceBernstein Americas Government Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests at least 80% of its net assets in debt securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund's investments also may include debt securities issued by governmental entities of other countries located in Central and South America, including the Caribbean. The Fund may invest up to 25% of its assets in debt securities issued by governmental entities of Argentina. The Fund invests at least 80% of its net assets in investment grade debt securities, but may invest up to 20% of its net assets in lower-rated debt securities or, in either case, if unrated, determined by Alliance to be of equivalent quality. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S.
Dollar-denominated securities.

The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivative strategies; and

o     invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in foreign debt securities have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting foreign countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent the Fund invests in lower-rated debt securities, your investment is subject to more credit risk than an investment in a fund that limits its investments to higher-rated debt securities. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                              1         5        10
                                            Year      Years     Years
--------------------------------------------------------------------------------
Class A**     Return Before Taxes           10.28%    9.35%     8.07%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions            7.33%     5.76%     4.37%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares         6.58%     5.70%     4.46%
--------------------------------------------------------------------------------

Class B       Return Before Taxes          11.37%     9.46%     7.99%
--------------------------------------------------------------------------------
Class C       Return Before Taxes          13.33%     9.50%     7.68%
--------------------------------------------------------------------------------
Lehman        (reflects no
Brothers        deduction for
Aggregate       fees, expenses,
Bond Index      or taxes)                   4.10%     6.62%     6.95%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -30.24    30.96  24.20   14.97    6.54    7.86   18.47     0.31  10.69  15.13
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 17.23%, 2nd quarter, 1995; and Worst quarter was down -23.19%, 4th quarter, 1994.

AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests, under normal circumstances, at least 80% of its net assets in emerging markets debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.


The average weighted maturity of the Fund's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, derivatives risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                              1         5       Since
                                             Year     Years   Inception**
--------------------------------------------------------------------------------
Class A***    Return Before Taxes           32.56%    19.35%    12.23%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions            28.57%    14.22%     6.46%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares         20.86%    13.32%     6.53%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           34.43%    19.40%    12.18%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           36.37%    19.41%    11.83%
--------------------------------------------------------------------------------
J.P. Morgan   (reflects no
Emerging        deduction for
Markets         fees, expenses,
Bond Index      or taxes)
Plus                                        28.82     16.30%    12.73%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes: 2/25/94.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     25.42  39.45    9.01   -22.06  26.71   14.47     6.10   18.69  38.42
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.

AllianceBernstein Multi-Market Strategy Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in prime commercial paper or unrated paper of equivalent quality;

o     enter into repurchase agreements; and

o     invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1        5        10
                                             Year     Years     Years
--------------------------------------------------------------------------------
Class A**     Return Before Taxes           -2.19%    3.16%     3.58%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions            -2.70%    1.49%     1.30%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares         -1.43%    1.62%     1.57%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           -1.51%    3.24%     3.53%
--------------------------------------------------------------------------------
Class C       Return Before Taxes            0.27%    3.27%     3.21%
--------------------------------------------------------------------------------
Merrill       (reflects no
Lynch           deduction for
1-5 Year        fees, expenses,
Government      or taxes)
Bond Index                                   2.06%    5.72%     5.95%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -12.76     5.98  16.20    6.68    6.18    2.58    5.15     4.96   5.49   2.13
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -8.19%, 4th quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.


Even Funds such as AllianceBernstein U.S. Government, AllianceBernstein Quality Bond and AllianceBernstein Short Duration that invest a substantial portion of their assets in the highest quality debt securities, for example, U.S. Government securities, including securities backed by the full faith and credit of the U.S. Treasury or certificates issued by FNMA and FHLMC, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt.

Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as AllianceBernstein U.S. Government and AllianceBernstein Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).


CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Funds such as AllianceBernstein High Yield and AllianceBernstein Emerging Market Debt may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities that are not current in the payment of interest or principal or are in default. Funds such as AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Bond Funds that invest in foreign securities are subject to this risk, including AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond,

AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy that invest in securities denominated in, and/or companies receiving revenues in, foreign currencies are subject to currency risk.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy.

DIVERSIFICATION RISK

Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy are not "diversified." This means that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as AllianceBernstein Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK

All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices. Funds that invest in structured securities, such as AllianceBernstein Corporate Bond, AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, could have increased derivatives risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


-------------------------------------------------------------------------------------------------
                                                                         Country or
                         Interest   Credit  Market   Foreign   Currency  Geographic Diversifica-
Fund                     Rate Risk   Risk    Risk     Risk      Risk        Risk      tion Risk
--------------------------------------------------------------------------------------------------
AllianceBernstein
U.S. Government              o         o       o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Quality Bond                 o         o       o        o         o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Short Duration               o         o       o        o         o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Corporate Bond               o         o       o        o         o
--------------------------------------------------------------------------------------------------
AllianceBernstein
High Yield                   o         o       o        o         o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Global
Strategic Income             o         o       o        o         o                       o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Americas
Government Income            o         o       o        o         o           o           o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Emerging
Market Debt                  o         o       o        o         o           o           o
--------------------------------------------------------------------------------------------------
AllianceBernstein
Multi-Market Strategy        o         o       o        o         o           o           o
--------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------

                       Leveraging  Derivatives  Liquidity    Manage-
Fund                      Risk        Risk        Risk      ment Risk
-----------------------------------------------------------------------
AllianceBernstein
U.S. Government                         o           o           o
-----------------------------------------------------------------------
AllianceBernstein
Quality Bond                o           o           o           o
-----------------------------------------------------------------------
AllianceBernstein
Short Duration              o           o                       o
-----------------------------------------------------------------------
AllianceBernstein
Corporate Bond              o           o           o           o
-----------------------------------------------------------------------
AllianceBernstein
High Yield                  o           o           o           o
-----------------------------------------------------------------------
AllianceBernstein
Global
Strategic Income            o           o           o            o
-----------------------------------------------------------------------
AllianceBernstein
Americas
Government Income           o           o           o            o
-----------------------------------------------------------------------
AllianceBernstein
Emerging
Market Debt                 o           o           o            o
-----------------------------------------------------------------------
AllianceBernstein
Multi-Market Strategy       o           o           o            o
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                       Class A     Class B    Class B         Class C      Class R      Advisor Class
                                        Shares    Shares(a)   Shares(b)        Shares      Shares(c)        Shares
                                       -------    ---------   ---------     -----------    ---------    -------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)          4.25%(d)     None       None          None             None            None

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)          None(d)      3.00%*(d)  4.00%**(d)    1.00%***(d)      None            None

Exchange Fee                           None         None       None          None             None            None

--------------------------------------------------------------------------------

(a) For all Funds except AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.

(b) For AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.

(c) Class R shares are only offered by AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, AllianceBernstein Short Duration and AllianceBernstein Corporate Bond and only to certain retirement plans. See "Purchase and Sale of Shares" in this Prospectus.

(d) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply for Class A shares. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.


* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 3rd year.

** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

***   For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES


The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


AllianceBernstein
U.S. Government Portfolio


                                                   Operating Expenses
                            ------------------------------------------------------------------
                            Class A       Class B       Class C       Class R    Advisor Class
                            -------       -------       -------       -------    -------------
Management Fees                 .51%          .51%          .51%          .51%          .51%
Distribution and/or
  Service (12b-1) Fees          .30%         1.00%         1.00%          .50%         None
Interest Expense                .07%          .07%          .06%          .07%          .08%
Other Expenses                  .30%          .32%          .32%          .30%          .30%
                            -------       -------       -------       -------       -------
Total Fund Operating
  Expenses (a)(b)              1.18%         1.90%         1.89%         1.38%          .89%
                            =======       =======       =======       =======       =======


                                                         Examples
                  -------------------------------------------------------------------------------------
                   Class A    Class B+    Class B++   Class C+     Class C++  Class R    Advisor Class
                  ---------   ---------   ---------   ---------    ---------  ---------  -------------
After 1 Year        $  540      $  493      $  193      $  292      $  192      $  140      $   91
After 3 Years       $  784      $  697      $  597      $  594      $  594      $  437      $  284
After 5 Years       $1,046      $1,026      $1,026      $1,021      $1,021      $  755      $  493
After 10 Years      $1,796      $1,863      $1,863      $2,212      $2,212      $1,657      $1,096

AllianceBernstein
Quality Bond Portfolio


                                                   Operating Expenses
                            -------------------------------------------------------------------
                            Class A       Class B       Class C       Class R    Advisor Class
                            -------       -------       -------       -------    --------------
Management Fees                 .55%          .55%          .55%          .55%          .55%
Distribution and/or
  Service (12b-1) Fees          .30%         1.00%         1.00%          .50%         None
Other Expenses                  .48%          .51%          .51%          .48%          .48%
Total Fund Operating
  Expenses (a)(b)              1.33%         2.06%         2.06%         1.53%         1.03%
                            =======       =======       =======       =======       =======
Waiver and/or Expense
  Reimbursement (c)            (.35)%        (.38)%        (.38)%        (.35)%        (.35)%
                            -------       -------       -------       -------       -------
Net Expenses                    .98%         1.68%         1.68%         1.18%          .68%
                            =======       =======       =======       =======       =======


                                                         Examples
                    -------------------------------------------------------------------------------------
                      Class A    Class B+    Class B++   Class C+     Class C++  Class R    Advisor Class
                     ---------   ---------   ---------   ---------    ---------  ---------  -------------
After 1 Year           $  521      $  471      $  171      $  271      $  171      $  120      $   69
After 3 Years+++       $  795      $  709      $  609      $  609      $  609      $  449      $  293
After 5 Years+++       $1,091      $1,074      $1,074      $1,074      $1,074      $  801      $  535
After 10 Years+++      $1,929      $2,000      $2,000      $2,359      $2,359      $1,794      $1,228


AllianceBernstein
Short Duration Portfolio

                                    Operating Expenses
                            ---------------------------------
                            Class A      Class B      Class C      Class R
                            ------       ------       ------       ------
Management Fees                .50%         .50%         .50%         .50%
Distribution and/or
  Service (12b-1) Fees         .30%        1.00%        1.00%         .50%
Other Expenses                 .11%         .14%         .13%         .11%
                            ------       ------       ------       ------
Total Fund Operating
  Expenses (b)(d)              .91%        1.64%        1.63%        1.11%
                            ======       ======       ======       ======

                                          Examples
                   ---------------------------------------------------------
                   Class A     Class B+    Class B++   Class C+    Class C++     Class R
                   -------     --------    ---------   --------    ---------    ---------
After 1 Year        $  514      $  467      $  167      $  266      $  166       $   113
After 3 Years       $  703      $  617      $  517      $  514      $  514       $   353
After 5 Years       $  907      $  892      $  892      $  887      $  887       $   612
After 10 Years      $1,497      $1,570      $1,570      $1,933      $1,933       $ 1,352

AllianceBernstein
Corporate Bond Portfolio

                                           Operating Expenses
                        --------------------------------------------------------
                         Class A    Class B    Class C    Class R  Advisor Class
                        ---------  ---------  --------    -------  -------------
Management Fees            .56%       .56%       .56%       .56%       .56%
Distribution and/or
  Service (12b-1) Fees     .30%      1.00%      1.00%       .50%      None
Interest Expense           .05%       .05%       .05%       .05%       .05%
Other Expenses             .29%       .31%       .30%       .29%       .30%
                          ----       ----       ----       ----       ----
Total Fund Operating
  Expenses (a)(b)         1.20%      1.92%      1.91%      1.40%       .91%
                          ====       ====       ====       ====       ====

                                                  Examples
                  ------------------------------------------------------------------------------------
                   Class A    Class B+    Class B++   Class C+     Class C++  Class R    Advisor Class
                  ---------   ---------   ---------   ---------    ---------  ---------  -------------
After 1 Year        $  542      $  495      $  195      $  294      $  194      $  143      $   93
After 3 Years       $  790      $  703      $  603      $  600      $  600      $  443      $  290
After 5 Years       $1,057      $1,037      $1,037      $1,032      $1,032      $  766      $  504
After 10 Years      $1,818      $1,885      $1,885      $2,233      $2,233      $1,680      $1,120

AllianceBernstein
High Yield Fund


                                         Operating Expenses
                           ----------------------------------------------
                           Class A    Class B     Class C   Advisor Class
                           -------    -------     -------   -------------
Management Fees              .75%       .75%        .75%        .75%
Distribution and/or
  Service (12b-1) Fees       .30%      1.00%       1.00%       None
Other Expenses               .58%       .67%        .66%        .65%
                            ----       ----        ----        ----
Total Fund Operating
  Expenses (a)              1.63%      2.42%       2.41%       1.40%
                            ====       ====        ====        ====
Waiver and/or Expense
  Reimbursement (c)            0%      (.02)%      (.01)%         0%
                            ====       ====        ====        ====
Net Expenses                1.63%      2.40%       2.40%       1.40%
                            ====       ====        ====        ====

                                                 Examples
                   -----------------------------------------------------------------------
                   Class A     Class B+   Class B++    Class C+   Class C++  Advisor Class
                   -------     -------    ---------    --------   ---------  -------------
After 1 Year        $  584      $  643      $  243      $  343      $  243      $  143
After 3 Years+++    $  917      $  953      $  753      $  751      $  751      $  443
After 5 Years+++    $1,274      $1,289      $1,289      $1,285      $1,285      $  766
After 10 Years+++   $2,276      $2,559      $2,559      $2,746      $2,746      $1,680


AllianceBernstein Global
Strategic Income Trust



                                       Operating Expenses
                          --------------------------------------------
                          Class A    Class B    Class C  Advisor Class
                          -------    -------    -------  -------------
Management Fees              .75%       .75%       .75%       .75%
Distribution and/or
  Service (12b-1) Fees       .30%      1.00%      1.00%      None
Other Expenses               .55%       .56%       .55%       .55%
                            ----       ----       ----       ----
Total Fund Operating
  Expenses (a)              1.60%      2.31%      2.30%      1.30%
                            ====       ====       ====       ====

                                               Examples
                   -----------------------------------------------------------------------
                   Class A     Class B+    Class B++   Class C+    Class C++ Advisor Class
                   -------     --------    ---------   --------    --------- -------------
After 1 Year        $  581      $  634      $  234      $  333      $  233      $  132
After 3 Years       $  908      $  921      $  721      $  718      $  718      $  412
After 5 Years       $1,259      $1,235      $1,235      $1,230      $1,230      $  713
After 10 Years      $2,244      $2,468      $2,468      $2,636      $2,636      $1,568


AllianceBernstein Americas
Government Income Trust


                                 Operating Expenses
                           -----------------------------
                           Class A    Class B    Class C
                           -------    -------    -------
Management Fees #             .73%       .73%       .73%
Distribution and/or
  Service (12b-1) Fees       .30%      1.00%      1.00%
Interest Expense             .23%       .23%       .23%
Other Expenses               .23%       .25%       .24%
                            ----       ----       ----
Total Fund Operating
  Expenses (a)              1.49%      2.21%      2.20%
                            ====       ====       ====


                                           Examples
                   ---------------------------------------------------------
                   Class A     Class B+    Class B++   Class C+    Class C++
                   -------     --------    ---------   --------    ---------
After 1 Year        $  570      $  524      $  224      $  323      $  223
After 3 Years       $  876      $  791      $  691      $  688      $  688
After 5 Years       $1,204      $1,185      $1,185      $1,180      $1,180
After 10 Years      $2,129      $2,196      $2,196      $2,534      $2,534

AllianceBernstein Emerging
Market Debt Fund


                                Operating Expenses
                           -----------------------------
                           Class A    Class B    Class C
                           -------    -------    -------
Management Fees              .75%       .75%       .75%
Distribution and/or
  Service (12b-1) Fees       .30%      1.00%      1.00%
Interest Expense             .28%       .28%       .27%
Other Expenses               .42%       .42%       .41%
                            ----       ----       ----
Total Fund Operating
  Expenses (a)              1.75%      2.45%      2.43%
                            ====       ====       ====

                                           Examples
                   ---------------------------------------------------------
                   Class A     Class B+    Class B++   Class C+    Class C++
                   -------     --------    ---------   --------    ---------
After 1 Year        $  595      $  548      $  248      $  346      $  246
After 3 Years       $  953      $  864      $  764      $  758      $  758
After 5 Years       $1,334      $1,306      $1,306      $1,296      $1,296
After 10 Years      $2,400      $2,456      $2,456      $2,766      $2,766

AllianceBernstein Multi-Market
Strategy Trust

                                 Operating Expenses
                           -----------------------------
                           Class A    Class B    Class C
                           -------    -------    -------
Management Fees              .60%       .60%       .60%
Distribution and/or
  Service (12b-1) Fees       .30%      1.00%      1.00%
Other Expenses               .59%       .63%       .60%
                            ----       ----       ----
Total Fund Operating
  Expenses (a)              1.49%      2.23%      2.20%
                            ====       ====       ====

                                           Examples
                   ---------------------------------------------------------
                   Class A     Class B+    Class B++   Class C+    Class C++
                   -------     --------    ---------   --------    ---------
After 1 Year        $  570      $  526      $  226      $  323      $  223
After 3 Years       $  876      $  797      $  697      $  688      $  688
After 5 Years       $1,204      $1,195      $1,195      $1,180      $1,180
After 10 Years      $2,129      $2,207      $2,207      $2,534      $2,534

--------------------------------------------------------------------------------

(a) Total fund operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to 0.50% for each of the Funds except AllianceBernstein U.S. Government and AllianceBernstein Quality Bond, for which the waiver reduces advisory fees to 0.45%. After giving effect to the advisory fee waiver, total fund operating expenses would be:


                                                 Class A    Class B    Class C    Class R    Advisor
                                                 -------    -------    -------    -------    -------
                                                                                              Class
                                                                                              -----
AllianceBernstein U.S. Government                 1.12%      1.84%      1.83%      1.32%       .83%
AllianceBernstein Corporate Bond                  1.14%      1.86%      1.85%      1.34%       .85%
AllianceBernstein High Yield                      1.38%      2.17%      2.16%        --       1.15%
AllianceBernstein Global Strategic Income         1.35%      2.06%      2.05%        --       1.05%
AllianceBernstein Americas Government Income      1.26%      1.98%      1.97%        --         --
AllianceBernstein Emerging Market Debt            1.50%      2.20%      2.18%        --         --
AllianceBernstein Multi-Market Strategy           1.39%      2.13%      2.10%        --         --


(b) The expense information for Class R shares of the Funds is based on estimated expenses because the Class R shares did not commence operations until November 3, 2003 except for Class R shares of AllianceBernstein Short Duration, which have not yet commenced operations.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.

(d) Based on estimated expenses because the Class A, B and C shares of the Portfolio did not commence operations until May 21, 2003.

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.

+++ These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

#    Represents .65 of 1% of the Fund's average daily adjusted total net assets.

--------------------------------------------------------------------------------
                         SALES CHARGE REDUCTION PROGRAMS
--------------------------------------------------------------------------------


AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs are contained in the Funds' SAIs or on our Website at www.AllianceCapital.com.


o     Breakpoints

      The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o     Breakpoints Offered by the AllianceBernstein Mutual Funds

      The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

      Quantity Discounts - Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

      The sales charge schedule of Class A share Quantity Discounts is as follows:

            Less than $100,000                      4.25%

            $100,000 but less than $250,000         3.25%

            $250,000 but less than $500,000         2.25%

            $500,000 but less than $1 million       1.75%

            $1 million and above                    0.00*

      * Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

      Rights of Accumulation - Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

      Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

      Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o     Other Sales Charge Waivers


      The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in a Fund's SAI. These programs apply to certain types of investors, for example, certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable CDSCs, which are described in a Fund's SAI.

For more information, please refer to your Fund's SAI, call your financial advisor or visit our website at www.AllianceCapital.com.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES


The Funds' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors believe accurately reflect fair market value. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV for the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a CDSC. See the "Distribution Arrangements" section of this Prospectus for details.


HOW TO BUY SHARES

o     Class A, B and C Shares

You may purchase a Fund's Class A, B or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

      Minimum investment amounts are:

      o  Initial                                            $1,000

      o  Subsequent                                            $50

      o  Automatic Investment Program                          $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.


Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.


o     Class R Shares

Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products.

o     Advisor Class Shares


You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. Advisor Class shares may be purchased and held solely:


o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that are purchased directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.


Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. Each Fund that offers Advisor Class shares has more detailed information about who may purchase and hold Advisor Class shares in its SAI.


o     General

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


Right To Restrict, Reject Or Cancel Purchase And Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive Or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual

Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc. ("AGIS") each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.


o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations On Ability To Detect And Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated With Excessive Or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

Risks Resulting From Imposition Of Account Blocks In Response To Excessive Or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Broker or Financial Representative

Your broker or your financial representative must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or your financial representative is responsible for submitting all necessary documentation to a Fund and may charge you for this service.

o     Selling Shares Directly to a Fund

By Mail

      --Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                P.O. Box 786003
                           San Antonio, TX 78278-6003
                                  800-221-5672

   -- For certified or overnight deliveries, send to:

                       Alliance Global Investor Services
                            8000 IH 10 W, 4th Floor
                             San Antonio, TX 78230


   -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


   By Telephone

   -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.


   -- A telephone redemption request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


   -- If you have selected electronic funds transfer in your Subscription
      Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

   -- Redemption requests by electronic funds transfer may not exceed
      $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

   -- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. AllianceBernstein U.S. Government, AllianceBernstein Quality Bond and AllianceBernstein Corporate Bond offer five classes of shares through this Prospectus, AllianceBernstein Short Duration, AllianceBernstein High Yield and AllianceBernstein Global Strategic Income offer four classes of shares, and AllianceBernstein Americas Government Income, AllianceBernstein Emerging Market Debt and AllianceBernstein Multi-Market Strategy offer three classes of shares. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans." In addition, the SAI contains more information relating to waivers of sales charges and CDSCs.


Class A Shares -- Initial Sales Charge Alternative


You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge, as follows:



                                        Initial Sales Charge

                                       As % of        As % of
                                     Net Amount       Offering
Amount Purchased                      Invested          Price
----------------------------------------------------------------
Up to $100,000                          4.44%           4.25%
$100,000 up to $250,000                 3.36            3.25
$250,000 up to $500,000                 2.30            2.25
$500,000 up to $1,000,000               1.78            1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of AllianceBernstein Global Strategic Income and AllianceBernstein High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

AllianceBernstein Global Strategic Income and
AllianceBernstein High Yield:

            Years Since Purchase                CDSC
            ---------------------             --------
            First                               4.0%
            Second                              3.0%
            Third                               2.0%
            Fourth                              1.0%
            Fifth                               None

All Other Funds:

            Years Since Purchase                CDSC
            ---------------------             --------
            First                               3.0%
            Second                              2.0%
            Third                               1.0%
            Fourth                              None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC schedule attributable to the originally purchased share will apply to those Class B shares purchased via exchange. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

A Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.


Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Class R Shares--Certain Group Retirement Plans

Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

Advisor Class Shares--Fee Based Program Alternative


You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution fees. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.


General


Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                              Distribution and/or Service (Rule 12b-1)
                                       Fees (as a percentage
                               of aggregate average daily net assets)
                              -----------------------------------------
            Class A                              .30%
            Class B                             1.00%

            Class C                             1.00%
            Class R                              .50%
            Advisor Class                        None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares, except for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income Class B shares, which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to your financial representative. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Your financial representative, dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."


You should consult your financial representative to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. A Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Funds, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Funds for costs incurred in conducting training and educational meetings about the Funds for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Funds for costs incurred in hosting client seminars where the Funds are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Funds for providing related sub-transfer agency and other services. Such expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds -- Annual Fund Operating Expenses."

Although the Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.


Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans


Each Fund offers special distribution arrangements for group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the Plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this Prospectus and the SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


Class A


Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates a Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1 year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the SAI. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.


Class C

Class C shares are available to group retirement plans with plan level assets of less than $1 million.

Class R

Class R shares are available to certain group retirement plans with plan assets of at least $1 million but not more than $10 million. Class R shares carry no front-end sales charge or CDSC but are subject to a .50% Rule 12b-1 distribution fee.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1 million and $10 million should purchase Class R shares.

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                                    GLOSSARY
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This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign fixed-income securities consist of foreign government securities and securities issued by non-U.S. companies.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

      o     ARMS, which are adjustable-rate mortgage securities;

      o     SMRS, which are stripped mortgage-related securities;

      o     CMOs, which are collateralized mortgage obligations;

      o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

      o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

      o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

RATING AGENCIES AND RATED SECURITIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, or F2 by Fitch.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, or F1 by Fitch.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

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                            DESCRIPTION OF THE FUNDS
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This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.


o Additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
INVESTMENT GRADE FUNDS

The Investment Grade Funds offer investors high current income consistent with preservation of capital by investing primarily in investment grade (rated Baa or BBB or above) securities.

AllianceBernstein U.S. Government Portfolio

AllianceBernstein U.S. Government Portfolio seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of certificates issued by government-sponsored entities, such as FNMA and FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund may invest the remaining 20% of its net assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.

As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o     enter into reverse repurchase agreements and dollar rolls;

o     enter into various hedging transactions, such as swap transactions;

o     enter into forward contracts;

o     purchase and sell futures contracts for hedging purposes;

o purchase call and put options on futures contracts or on securities for hedging purposes;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

AllianceBernstein Quality Bond Portfolio

AllianceBernstein Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB-by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o     enter into dollar rolls;

o     purchase and sell interest rate futures contracts and options;

o     enter into swap transactions;

o purchase put and call options and write covered put and call options on securities it may purchase;

o     write covered call options for cross-hedging purposes;

o     enter into foreign currency futures contracts and related options;

o enter into forward foreign currency exchange contracts and options on foreign currencies for hedging purposes;

o     invest in CMOs;

o     invest in zero coupon securities and "pay-in-kind" debentures; and

o     make secured loans of portfolio securities.


AllianceBernstein Short Duration Portfolio

AllianceBernstein Short Duration Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. This investment objective is not fundamental and may be changed without a shareholder vote. Shareholders will receive prior written notice before any change to the investment objective of the Fund is implemented.

The Fund invests at least 80% of its total assets in securities rated A or better by an NRSRO and comparably rated commercial paper and notes. Many types of securities may be purchased by the Fund, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Fund may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Fund may use derivatives, such as options, futures, forwards and swaps. The Fund may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Fund may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. The Fund also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. It is expected that the Fund will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Unrated securities may be purchased by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Fund's investment policies.

As of September 30, 2003, the Fund's investments were rated (or equivalent quality):

          o   A-1+                                     2.55%
          o   A or above                              82.40%
          o   Baa or BBB                              14.19%
          o   Unrated                                  0.86%

The Fund may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. The Fund may moderately shorten its average duration when Alliance expects interest rates to rise and modestly lengthen its average duration when Alliance anticipates that rates will fall.

The Fund seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. For example, if the Fund's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

To solve the complex problems of bond valuation, Alliance devotes considerable resources to research. Alliance's business is investment research and management and Alliance has developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, Alliance strives to apply its valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

To identify attractive bonds for the Fund, Alliance evaluates securities and sectors to identify the most attractive securities in the market at a given time -- those offering the highest expected return in relation to their risks. In addition, Alliance may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for the Fund.

The Fund also may:

o     enter into futures contracts and options on futures contracts;

o     enter into foreign currency exchange contracts;

o     enter into swap transactions;

o purchase and sell put and call options on securities, securities indexes and foreign securities, and write covered options on other derivatives and financial instruments;

o     purchase or sell securities on a forward commitment basis;

o     invest in variable, floating and inverse floating rate investments;

o     invest in zero coupon and interest-only or principal-only securities;

o     invest in obligations of supranational agencies;

o     make secured loans of portfolio securities up to 30% of total assets; and

o     enter into repurchase agreements.


CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

AllianceBernstein Corporate Bond Portfolio

AllianceBernstein Corporate Bond Portfolio seeks primarily to maximize income over the long term to the extent consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in corporate bonds and other corporate debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. Although the Fund invests at least 80% of its net assets in corporate bonds and other corporate debt securities, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average weighted maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.


The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of September 30, 2003, the Fund's investments were rated (or equivalent quality):

          o   A-1+                                       .83%
          o   A or above                               15.04%
          o   Baa or BBB                               60.13%
          o   Ba or BB                                 10.51%
          o   B                                        13.49%


The Fund may invest up to 50% of its total assets in foreign fixed-income securities. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as swap transactions;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in zero coupon and pay-in-kind securities; and

o     invest in CMOs and multi-class pass-through mortgage-related securities.

AllianceBernstein High Yield Fund

AllianceBernstein High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.



As of September 30, 2003, the Fund's investments were rated (or equivalent quality):

          o   A-1+                                   1.13%
          o   BBB                                    0.90%
          o   Ba or BB                              23.60%
          o   B                                     64.90%
          o   CCC                                    8.57%
          o   CC                                     0.63%
          o   Unrated                                0.27%


The Fund may invest a portion of its assets in foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o     U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o     floating rate or master demand notes.

The Fund also may:

o     invest in mortgage-related and asset-backed securities;

o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o     enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

o purchase and sell futures contracts and related options on debt securities and on indices of debt securities for hedging purposes;

o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

MULTI-SECTOR FUND

The Multi-Sector Fund offers investors seeking high current income the alternative of investing in a variety of traditional and non-traditional fixed-income sectors based on Alliance's evaluation of changes in major economic and credit cycles around the world.

AllianceBernstein Global Strategic Income Trust

AllianceBernstein Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund also may:

o     invest in rights and warrants;

o     invest in loan participations and assignments;

o     invest in foreign currencies;

o purchase and write put and call options on securities and foreign currencies;

o     purchase or sell forward foreign exchange contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in indexed commercial paper;

o     invest in structured securities;

o     purchase and sell securities on a forward commitment basis;

o     enter into standby commitments;

o enter into the purchase or sale of futures contracts on fixed-income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o     invest in Eurodollar instruments;

o     enter into swap transactions;

o     make short sales of securities or maintain a short position;

o     enter into reverse repurchase agreements and dollar rolls;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

AllianceBernstein Americas Government Income Trust

AllianceBernstein Americas Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the federal government of the United States, Canada, and Mexico, their political subdivisions (including

Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities.

The Fund invests at least 65% of its net assets in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. However, the Fund normally invests at least 80% of its net assets in debt securities of countries in North, Central, and South America. The Fund also invests, under normal circumstances, at least 80%, and normally substantially more, of its net assets in government securities. For purposes of both of these 80% policies, net assets include any borrowings for investment purposes and the policies may not be changed without 60 days' prior written notice to shareholders. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.

The Fund also may invest in debt securities issued by, and denominated in either the U.S. Dollar or the respective local currencies of, governments of countries located in Central and South America, including the Caribbean, or any of their political subdivisions, agencies, instrumentalities or authorities. The Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government securities, to 10% of its total assets.

The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between one year or less and 30 years. The Fund currently maintains borrowings of approximately one-third of its net assets.

As a matter of fundamental policy, the Fund invests at least 80% of its net assets in debt securities rated investment grade at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality. The Fund expects that it will not retain a debt security that is downgraded below these credit rating standards or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will, over the long term, benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. Alliance anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o     enter into swap transactions;

o     enter into forward commitments;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

AllianceBernstein Emerging Market Debt Fund

AllianceBernstein Emerging Market Debt Fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to

U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's investments will be approximately:

o     for U.S. fixed-income securities, nine to 15 years;

o     for non-U.S. fixed-income securities, 15 to 25 years; and

o     for sovereign debt obligations, longer than 25 years.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.


As of October 31, 2003, securities ratings (or equivalent quality) of the Fund's securities were:

          o   A-1+                                  6.76%
          o   Baa or BBB                           31.23%
          o   Ba or BB                             20.28%
          o   B                                    39.99%
          o   CCC                                   1.73%
          o   Unrated                                .01%


The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Fund's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o     invest in other investment companies;

o     invest in warrants;

o     enter into swap transactions;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o     invest in variable, floating, and inverse floating rate instruments;

o     enter into reverse repurchase agreements and dollar rolls;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

AllianceBernstein Multi-Market Strategy Trust

AllianceBernstein Multi-Market Strategy Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.


In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.


The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o     U.S. Government securities;

o     high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o     invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into swap transactions;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain investment practices and associated risks that are common to a number of Funds. There can be no assurance that at any given time a Fund will engage in any of these derivative or other practices.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein High Yield, AllianceBernstein Global Strategic Income and AllianceBernstein Multi-Market Strategy in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments -- options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Funds will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating and, with respect to AllianceBernstein Short Duration, counterparties that are on Alliance's approved list of counterparties.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk-- This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. AllianceBernstein Global Strategic Income intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.


Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for AllianceBernstein Short Duration and AllianceBernstein Global Strategic Income, will be used only for hedging purposes.

AllianceBernstein U.S. Government, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Short Duration will not write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets. In addition, AllianceBernstein Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Hybrid Instruments. As part of its investment program and to maintain greater flexibility, AllianceBernstein Short Duration may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by the Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund except AllianceBernstein Short Duration that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner. AllianceBernstein Short Duration will not use swaps to leverage the Fund.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).


Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy, may enter into interest rate swaps involving payments in the same currency or in different currencies. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. AllianceBernstein Short Duration will only write covered options on other derivatives or financial instruments. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Fund in liquid assets in a segregated account). A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Fund maintains liquid assets in a segregated account with a value equal to the exercise price.


The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.


AllianceBernstein Short Duration may enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

AllianceBernstein U.S. Government, AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt, generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. AllianceBernstein U.S. Government and AllianceBernstein Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets. AllianceBernstein Short Duration will not write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets.


Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income or AllianceBernstein Emerging Market Debt if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of AllianceBernstein Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for AllianceBernstein Americas Government Income and AllianceBernstein Multi-Market Strategy. As a matter of fundamental policy, AllianceBernstein Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.


A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.


Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies.

AllianceBernstein Emerging Market Debt may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities.


In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. A Fund may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan. Lending of portfolio securities is limited to, including collateral, 50% of total assets for AllianceBernstein Quality Bond and AllianceBernstein High Yield, 331/3% of total assets for AllianceBernstein U.S. Government, 30% of total assets for AllianceBernstein Short Duration, 25% of net assets for AllianceBernstein Global Strategic Income, 20% of net assets for AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt and 20% of total assets for AllianceBernstein Multi-Market Strategy.


Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt, or foreign government securities, with respect to AllianceBernstein Corporate Bond and AllianceBernstein High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

AllianceBernstein Global Strategic Income and AllianceBernstein Emerging Market Debt may invest up to 25%, and AllianceBernstein Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. Under normal circumstances, AllianceBernstein U.S. Government and AllianceBernstein Corporate Bond do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Emerging Market Debt will not exceed 33% of its total assets less liabilities (other than amounts borrowed). AllianceBernstein Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by AllianceBernstein Global Strategic Income will not exceed 25% of its total assets.

Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. AllianceBernstein Emerging Market Debt may invest in warrants and AllianceBernstein Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. AllianceBernstein Global Strategic Income may invest up to 20% of its total assets in rights and warrants.


Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. As a matter of fundamental policy, AllianceBernstein Emerging Market Debt may make short sales only against the box and may not make a short sale if, as a result, more than 10% of its net assets (taken at market value) would be held as collateral for short sales. It is the Fund's intention to make short sales only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes.


AllianceBernstein Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, AllianceBernstein Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to AllianceBernstein Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which AllianceBernstein Emerging Market Debt, AllianceBernstein Global Strategic Income and AllianceBernstein Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to AllianceBernstein Emerging Market Debt and AllianceBernstein Global Strategic Income, or foreign government securities, with respect to AllianceBernstein Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. AllianceBernstein Emerging Market Debt may invest up to 25% of its total assets, and AllianceBernstein Global Strategic Income and AllianceBernstein Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


AllianceBernstein Short Duration may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

AllianceBernstein Quality Bond, AllianceBernstein Corporate Bond and AllianceBernstein Global Strategic Income also may invest in pay-in-kind debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. Generally, the Funds are actively managed and a Fund's portfolio turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.


ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by AllianceBernstein Quality Bond, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income or AllianceBernstein Multi-Market Strategy could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund that invests in foreign securities, including foreign fixed-income securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on AllianceBernstein Americas Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, AllianceBernstein Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


Unrated Securities. Unrated securities will also be considered for investment by AllianceBernstein Quality Bond, AllianceBernstein Short Duration, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.


Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which AllianceBernstein Global Strategic Income, AllianceBernstein Americas Government Income and AllianceBernstein Emerging Market Debt will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which AllianceBernstein High Yield and AllianceBernstein Emerging Market Debt invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

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                             MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER


Each Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 2003, totaling approximately $438 billion (of which approximately $156 billion represented assets of investment companies). As of September 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 128 separate investment portfolios, currently have approximately 7.2 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                                  Fee as a
                                                percentage of
                                               average daily          Fiscal
Fund                                             net assets         Year Ended
----                                             -----------        ----------
AllianceBernstein U.S. Government                   .51%              9/30/03
AllianceBernstein Quality Bond                      .22*             10/31/03
AllianceBernstein Short Duration                    .50               9/30/03
AllianceBernstein Corporate Bond                    .56               9/30/03
AllianceBernstein High Yield                        .75               9/30/03
AllianceBernstein Global
    Strategic Income                                .75              10/31/03
AllianceBernstein Americas
    Government Income                               .73              09/30/03
AllianceBernstein Emerging
    Market Debt                                     .75              10/31/03
AllianceBernstein Multi-Market
    Strategy                                        .60              10/31/03

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* Fee stated net of any waivers and/or reimbursements. See the subsection "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of a Fund. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including a Fund. When two or more of the clients of Alliance (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS


The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years. Investment decisions for AllianceBernstein Short Duration are made by the Investment Policy Group, comprised of Alliance employees. No one person is responsible for making recommendations to the Investment Policy Group.

                                                         Principal occupation
                         Employee; time period;             during the past
Fund                         title with ACMC                  five years*
--------------------------------------------------------------------------------
U.S. Government         Kewjin Yuoh; since               Associated with
                        November 2003;                   Alliance since 2003;
                        Vice President                   prior thereto, Vice
                                                         President of Credit
                                                         Suisse Asset Management
                                                         since 2000 and a
                                                         Portfolio Manager of
                                                         Sanford C. Bernstein &
                                                         Co. since prior to
                                                         1999.

Quality Bond            Matthew Bloom;                   Associated with
                        since inception;                 Alliance
                        Senior Vice President

Corporate Bond          Lawrence J. Shaw; since          Associated with
                        August 2002;                     Alliance
                        Senior Vice President

                        Michael A. Snyder;               Associated with
                        since August 2002;               Alliance since May
                        Senior Vice President            2001, prior thereto
                                                         Managing Director in
                                                         the high yield asset
                                                         management group at
                                                         both Donaldson, Lufkin,
                                                         & Jenrette Corporation
                                                         from prior to 1999 to
                                                         2001.

High Yield              Michael A. Snyder;               (see above)
                        since July 2001;
                        Senior Vice President

                                                         Principal occupation
                         Employee; time period;             during the past
Fund                         title with ACMC                  five years*
--------------------------------------------------------------------------------

Global Strategic        Douglas J. Peebles;                Associated with
Income                  since inception;                   Alliance
                        Senior Vice President

Americas                Paul J. DeNoon; since              Associated with
Government              August 2002;                       Alliance
Income                  Senior Vice President

                        Douglas J. Peebles;                (see above)
                        since September 2003;
                        Senior Vice President

                        Michael L. Mon; since              Associated with
                        September 2003;                    Alliance
                        Vice President

Emerging                Paul J. DeNoon; since              (see above)
Market Debt             August 2002;
                        Senior Vice President

Multi-Market            Douglas J. Peebles;                (see above)
Strategy                since inception;
                        Senior Vice President

                        Michael L. Mon; since              (see above)
                        July 1999;
                        Vice President


--------------------------------------------------------------------------------

* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.





Legal Proceedings

As has been previously reported in the press, the Staff of the Commission and the Office of the New York State Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

      (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on
            (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

      (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fees it receives for managing the Funds, except AllianceBernstein Short Duration. Please see subsection "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" for a description of the reduced fees. The amount of the above-mentioned waivers may increase or decrease as a result of a final, definitive agreement with the NYAG; however, it is not expected that AllianceBernstein Short Duration will have its advisory fee reduced pursuant to a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Funds other than AllianceBernstein Short Duration (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund shares, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 3, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

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                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------


The income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares. Whether distributions of gains are taxable to you at long-term capital gains rates or short-term capital gains rates will not depend on your holding period in shares of the Fund, but rather on the Fund's holding period in assets giving rise to the gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, a Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

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                               CONVERSION FEATURE
--------------------------------------------------------------------------------


As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or a Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors for all Funds, except AllianceBernstein Short Duration, whose independent auditors are PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                   Income from Investment Operations          Less Dividends and Distributions
                                              ------------------------------------------- ---------------------------------------
                                                                Net            Net
                                   Net                      Realized and     Increase                Distributions
                                   Asset                    Unrealized     (Decrease) in  Dividends    in Excess    Distributions
                                   Value,         Net          Gain         Net Asset      From Net      of Net       From Net
                                Beginning of  Investment    (Loss) on          Value      Investment   Investment   Realized Gain
    Fiscal Year or Period          Period      Income(a)     Investments  From Operations   Income       Income     on Investments
    ---------------------       ------------  ----------   -------------  --------------- ---------- -------------  --------------
U.S. Government
   Class A
   7/1/03 to 9/30/03 (j) ...       $ 7.49       $  .06          $ (.20)       $ (.14)       $ (.08)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......         7.21          .27             .35           .62          (.34)         0.00          0.00
   Year Ended 6/30/02 (c) ..         7.14          .37             .13           .50          (.37)         (.03)         0.00
   Year Ended 6/30/01 ......         6.99          .47             .17           .64          (.47)         (.01)         0.00
   Year Ended 6/30/00 ......         7.19          .50            (.20)          .30          (.49)         0.00          0.00
   Year Ended 6/30/99 ......         7.57          .52            (.37)          .15          (.52)         (.01)         0.00
   Class B
   7/1/03 to 9/30/03 (j) ...       $ 7.49       $  .05          $ (.20)       $ (.15)       $ (.07)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......         7.21          .22             .35           .57          (.29)         0.00          0.00
   Year Ended 6/30/02 (c) ..         7.14          .32             .13           .45          (.32)         (.03)         0.00
   Year Ended 6/30/01 ......         7.00          .42             .16           .58          (.42)         (.01)         0.00
   Year Ended 6/30/00 ......         7.20          .44            (.19)          .25          (.44)         0.00          0.00
   Year Ended 6/30/99 ......         7.57          .46            (.36)          .10          (.46)         (.01)         0.00
   Class C
   7/1/03 to 9/30/03 (j) ...       $ 7.50       $  .05          $ (.20)       $ (.15)       $ (.07)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......         7.22          .22             .35           .57          (.29)         0.00          0.00
   Year Ended 6/30/02 (c) ..         7.15          .32             .13           .45          (.32)         (.03)         0.00
   Year Ended 6/30/01 ......         7.00          .43             .16           .59          (.43)         (.01)         0.00
   Year Ended 6/30/00 ......         7.20          .45            (.20)          .25          (.44)         0.00          0.00
   Year Ended 6/30/99 ......         7.57          .46            (.36)          .10          (.46)         (.01)         0.00
   Advisor Class
   7/1/03 to 9/30/03 (j) ...       $ 7.50       $  .07          $ (.20)       $ (.13)       $ (.09)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......         7.21          .29             .37           .66          (.37)         0.00          0.00
   Year Ended 6/30/02 (c) ..         7.14          .39             .13           .52          (.39)         (.03)         0.00
   10/6/00 (h) to 6/30/01 ..         7.05          .34             .12           .46          (.34)         (.02)         0.00
Quality Bond
   Class A
   7/1/03 to 10/31/03 (j) ..       $10.82       $  .12(d)       $ (.25)       $ (.13)       $ (.13)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.25          .33(d)          .66           .99          (.42)         0.00          0.00
   Year Ended 6/30/02 (c) ..        10.22          .46(d)          .17           .63          (.46)         (.10)         (.01)
   Year Ended 6/30/01 ......         9.85          .55(d)          .42           .97          (.55)         (.04)         (.01)
   Year Ended 6/30/00 ......        10.00          .60(d)         (.21)          .39          (.54)         0.00          0.00
   Class B
   7/1/03 to 10/31/03 (j) ..       $10.81       $  .09(d)       $ (.25)       $ (.16)       $ (.10)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.24          .26(d)          .66           .92          (.35)         0.00          0.00
   Year Ended 6/30/02 (c) ..        10.21          .38(d)          .16           .54          (.38)         (.09)         (.01)
   Year Ended 6/30/01 ......         9.84          .47(d)          .43           .90          (.47)         (.05)         (.01)
   Year Ended 6/30/00 ......        10.00          .50(d)         (.18)          .32          (.48)         0.00          0.00
   Class C
   7/1/03 to 10/31/03 (j) ..       $10.79       $  .09(d)       $ (.25)       $ (.16)       $ (.10)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.23          .26(d)          .65           .91          (.35)         0.00          0.00
   Year Ended 6/30/02 (c) ..        10.19          .38(d)          .17           .55          (.38)         (.09)         (.01)
   Year Ended 6/30/01 ......         9.83          .48(d)          .41           .89          (.48)         (.04)         (.01)
   Year Ended 6/30/00 ......        10.00          .51(d)         (.20)          .31          (.48)         0.00          0.00
   Advisor Class
   7/1/03 to 10/31/03 (j) ..       $10.82       $  .13(d)       $ (.26)       $ (.13)       $ (.14)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.25          .36(d)          .66          1.02          (.45)         0.00          0.00
   Year Ended 6/30/02 (c) ..        10.22          .48(d)          .18           .66          (.48)         (.11)         (.01)
   10/9/00 (h) to 6/30/01 ..         9.97          .42(d)          .30           .72          (.42)         (.04)         (.01)
Short Duration
   Class A
   5/21/03 (h) to 9/30/03 ..       $12.87       $  .08          $ (.03)       $  .05        $ (.08)       $ 0.00        $ 0.00
   Class B
   5/21/03 (h) to 9/30/03 ..       $12.87       $  .05          $ (.03)       $  .02        $ (.05)       $ 0.00        $ 0.00
   Class C
   5/21/03 (h) to 9/30/03 ..       $12.87       $  .05          $ (.03)       $  .02        $ (.05)       $ 0.00        $ 0.00
Corporate Bond
   Class A
   7/1/03 to 9/30/03 (j) ...       $12.03       $  .18          $ (.06)       $  .12        $ (.18)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.70          .77            1.35          2.12          (.76)         0.00          0.00
   Year Ended 6/30/02 (c) ..        12.29          .94           (1.55)         (.61)         (.94)         0.00          0.00
   Year Ended 6/30/01 ......        11.91          .97             .42          1.39          (.97)         (.01)         0.00
   Year Ended 6/30/00 ......        12.49         1.04            (.55)          .49         (1.04)         0.00          0.00
   Year Ended 6/30/99 ......        14.19         1.06           (1.64)         (.58)        (1.07)         (.01)         0.00
   Class B
   7/1/03 to 9/30/03 (j) ...       $12.02       $  .16          $ (.06)       $  .10        $ (.16)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.70          .69            1.35          2.04          (.70)         0.00          0.00
   Year Ended 6/30/02 (c) ..        12.30          .85           (1.55)         (.70)         (.85)         (.01)         0.00
   Year Ended 6/30/01 ......        11.92          .88             .42          1.30          (.88)         (.01)         0.00
   Year Ended 6/30/00 ......        12.49          .95            (.54)          .41          (.95)         0.00          0.00
   Year Ended 6/30/99 ......        14.19          .97           (1.64)         (.67)         (.98)         (.01)         0.00
   Class C
   7/1/03 to 9/30/03 (j) ...       $12.02       $  .16          $ (.06)       $  .10        $ (.16)       $ 0.00        $ 0.00
   Year Ended 6/30/03 ......        10.70          .69            1.35          2.04          (.70)         0.00          0.00
   Year Ended 6/30/02 (c) ..        12.30          .85           (1.55)         (.70)         (.85)         (.01)         0.00
   Year Ended 6/30/01 ......        11.91          .89             .42          1.31          (.89)         0.00          0.00
   Year Ended 6/30/00 ......        12.49          .94            (.54)          .40          (.95)         0.00          0.00
   Year Ended 6/30/99 ......        14.19          .97           (1.64)         (.67)         (.98)         (.01)         0.00
   Advisor Class
   7/1/03 to 9/30/03 (j) ...       $12.03       $  .19          $ (.05)       $  .14        $ (.19)       $ 0.00        $ 0.00
   8/8/02(h) to 6/30/03 ....        10.21          .69            1.85          2.54          (.70)         0.00          0.00


                                     Less Distributions                                          Ratios / Supplemental Data
                           ----------------------------------                           --------------------------------------------
                                                                                          Net                    Ratio of
                           Distributions                         Net      Total         Assets,     Ratio         Net
                           in Excess of   Tax      Total        Asset   Investment      End of        of       Investment
                           Net Realized  Return  Dividends     Value,     Return        Period     Expenses      Income    Portfolio
                             Gain on       of       and        End of   Based on Net    (000's    to Average   to Average   Turnover
Fiscal Year or Period      Investments  Capital Distributions  Period  Asset Value (b)  omitted)   Net Assets   Net Assets    Rate
---------------------      -----------  ------- -------------  ------  ---------------  --------   ----------  ----------- ---------
U.S. Government
   Class A
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.08)     $ 7.27      (1.80)%      $811,376    1.18%(e)(i)   3.43%(i)     241%
   Year Ended 6/30/03 ...       0.00       0.00      (.34)       7.49       8.82         889,115    1.10(e)       3.64         976
   Year Ended 6/30/02 (c)       0.00       (.03)     (.43)       7.21       7.11         865,739    1.23(e)       5.15        1009
   Year Ended 6/30/01 ...       0.00       (.01)     (.49)       7.14       9.30         884,574    2.11(e)       6.57         712
   Year Ended 6/30/00 ...       0.00       (.01)     (.50)       6.99       4.41         430,895    2.14(e)       7.13         398
   Year Ended 6/30/99 ...       0.00       0.00      (.53)       7.19       1.83         426,167    1.17(e)       6.86         320
   Class B
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.07)     $ 7.27      (1.98)%      $399,040    1.90%(e)(i)   2.75%(i)     241%
   Year Ended 6/30/03 ...       0.00       0.00      (.29)       7.49       8.07         495,606    1.82(e)       2.95         976
   Year Ended 6/30/02 (c)       0.00       (.03)     (.38)       7.21       6.36         400,221    1.93(e)       4.41        1009
   Year Ended 6/30/01 ...       0.00       (.01)     (.44)       7.14       8.39         276,308    2.90(e)       5.95         712
   Year Ended 6/30/00 ...       0.00       (.01)     (.45)       7.00       3.64         200,283    2.80(e)       6.28         398
   Year Ended 6/30/99 ...       0.00       0.00      (.47)       7.20       1.22         338,310    1.87(e)       6.13         320
   Class C
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.07)     $ 7.28      (1.98)%      $167,359    1.89%(e)(i)   2.76%(i)     241%
   Year Ended 6/30/03 ...       0.00       0.00      (.29)       7.50       8.06         204,006    1.81(e)       2.96         976
   Year Ended 6/30/02 (c)       0.00       (.03)     (.38)       7.22       6.35         202,030    1.93(e)       4.42        1009
   Year Ended 6/30/01 ...       0.00       0.00      (.44)       7.15       8.54         169,213    2.89(e)       5.94         712
   Year Ended 6/30/00 ...       0.00       (.01)     (.45)       7.00       3.64         112,808    2.82(e)       6.35         398
   Year Ended 6/30/99 ...       0.00       0.00      (.47)       7.20       1.22         144,145    1.87(e)       6.13         320
   Advisor Class
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.09)     $ 7.28      (1.72)%      $204.108     .89%(e)(i)   3.72%(i)     241%
   Year Ended 6/30/03 ...       0.00       0.00      (.37)       7.50       9.29         197,649     .81(e)       3.96         976
   Year Ended 6/30/02 (c)       0.00       (.03)     (.45)       7.21       7.41         177,834     .89(e)       5.41        1009
   10/6/00 (h) to 6/30/01       0.00       (.01)     (.37)       7.14       6.65          27,154    1.38(e)(i)    6.74(i)      712
Quality Bond
   Class A
   7/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.13)     $10.56      (1.20)%      $ 68,213     .98%(f)(i)   2.60%(d)(i)  199%
   Year Ended 6/30/03 ...       0.00       0.00      (.42)      10.82       9.87          76,565     .98(f)       3.08(d)      867
   Year Ended 6/30/02 (c)       (.03)      0.00      (.60)      10.25       6.23          44,852     .98(f)       4.39(d)      573
   Year Ended 6/30/01 ...       0.00       0.00      (.60)      10.22      10.09          20,068     .98(f)       5.49(d)      385
   Year Ended 6/30/00 ...       0.00       0.00      (.54)       9.85       4.40           5,071     .98(f)       5.96(d)      215
   Class B
   7/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.10)     $10.55      (1.44)%      $ 96,033    1.68%(f)(i)   2.01%(d)(i)  199%
   Year Ended 6/30/03 ...       0.00       0.00      (.35)      10.81       9.12         113,233    1.68(f)       2.41(d)      867
   Year Ended 6/30/02 (c)       (.03)      0.00      (.51)      10.24       5.52          50,354    1.68(f)       3.70(d)      573
   Year Ended 6/30/01 ...       0.00       0.00      (.53)      10.21       9.34          13,960    1.68(f)       4.82(d)      385
   Year Ended 6/30/00 ...       0.00       0.00      (.48)       9.84       3.56           1,007    1.68(f)       5.32(d)      215
   Class C
   7/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.10)     $10.53      (1.44)%      $ 26,021    1.68%(f)(i)   2.03%(d)(i)  199%
   Year Ended 6/30/03 ...       0.00       0.00      (.35)      10.79       9.03          26,445    1.68(f)       2.41(d)      867
   Year Ended 6/30/02 (c)       (.03)      0.00      (.51)      10.23       5.63          16,131    1.68(f)       3.71(d)      573
   Year Ended 6/30/01 ...       0.00       0.00      (.53)      10.19       9.25           4,315    1.68(f)       4.88(d)      385
   Year Ended 6/30/00 ...       0.00       0.00      (.48)       9.83       3.47             514    1.68(f)       5.35(d)      215
   Advisor Class
   7/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.14)     $10.55      (1.19)%      $258,747     .68%(f)(i)   2.87%(d)(i)  199%
   Year Ended 6/30/03 ...       0.00       0.00      (.45)      10.82      10.20         246,127     .68(f)       3.39(d)      867
   Year Ended 6/30/02 (c)       (.03)      0.00      (.63)      10.25       6.57         185,071     .68(f)       4.69(d)      573
   10/9/00 (h) to 6/30/01       0.00       0.00      (.47)      10.22       7.28          27,420     .68(f)(i)    5.89(d)(i)   385
Short Duration
   Class A
   5/21/03 (h) to 9/30/03     $ 0.00     $ 0.00    $ (.08)     $12.84       0.48%       $ 92,075    0.91%(i)      1.81%(i)     283%
   Class B
   5/21/03 (h) to 9/30/03     $ 0.00     $ 0.00    $ (.05)     $12.84       0.24%       $ 34,311    1.63%(i)      1.13%(i)     283%
   Class C
   5/21/03 (h) to 9/30/03     $ 0.00     $ 0.00    $ (.05)     $12.84       0.24%       $ 32,929    1.63%(i)      1.11%(i)     283%
Corporate Bond
   Class A
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.18)     $11.97       1.06%       $535,318    1.20%(e)(i)   6.18%(i)      65%
   Year Ended 6/30/03 ...       0.00       (.03)     (.79)      12.03      20.75         555,979    1.16(e)       6.96         171
   Year Ended 6/30/02 (c)       0.00       (.04)     (.98)      10.70      (5.51)        520,984    1.12(e)       7.79         276
   Year Ended 6/30/01 ...       0.00       (.03)    (1.01)      12.29      12.03         530,446    1.31(e)       7.95         340
   Year Ended 6/30/00 ...       0.00       (.03)    (1.07)      11.91       4.11         473,578    1.12(e)       8.51         302
   Year Ended 6/30/99 ...       0.00       (.04)    (1.12)      12.49      (4.08)        476,141    1.11          8.13         281
   Class B
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.16)     $11.96        .88%       $383,763    1.92%(e)(i)   5.48%(i)      65%
   Year Ended 6/30/03 ...       0.00       (.02)     (.72)      12.02      19.85         418,095    1.88(e)       6.27         171
   Year Ended 6/30/02 (c)       0.00       (.04)     (.90)      10.70      (6.23)        458,394    1.83(e)       7.05         276
   Year Ended 6/30/01 ...       0.00       (.03)     (.92)      12.30      11.24         509,953    2.03(e)       7.18         340
   Year Ended 6/30/00 ...       0.00       (.03)     (.98)      11.92       3.39         477,259    1.83(e)       7.77         302
   Year Ended 6/30/99 ...       0.00       (.04)    (1.03)      12.49      (4.77)        630,631    1.82          7.41         281
   Class C
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.16)     $11.96        .88%       $157,719    1.91%(e)(i)   5.49%(i)      65%
   Year Ended 6/30/03 ...       0.00       (.02)     (.72)      12.02      19.85         168,123    1.87(e)       6.28         171
   Year Ended 6/30/02 (c)       0.00       (.04)     (.90)      10.70      (6.23)        179,418    1.82(e)       7.07         276
   Year Ended 6/30/01 ...       0.00       (.03)     (.92)      12.30      11.33         185,022    2.03(e)       7.22         340
   Year Ended 6/30/00 ...       0.00       (.03)     (.98)      11.91       3.30         176,814    1.83(e)       7.75         302
   Year Ended 6/30/99 ...       0.00       (.04)    (1.03)      12.49      (4.77)        204,271    1.81          7.37         281
   Advisor Class
   7/1/03 to 9/30/03 (j)      $ 0.00     $ 0.00    $ (.19)     $11.98       1.22%       $  2,883     .91%(e)(i)   6.51%(i)      65%
   8/8/02(h) to 6/30/03 .       0.00       (.02)     (.72)      12.03      25.70           2,298     .88%(e)(i)   6.90(i)      171

--------------------------------------------------------------------------------

Please refer to the footnotes on pages 62 and 63.



                                     56 & 57

                                                   Income from Investment Operations          Less Dividends and Distributions
                                              ------------------------------------------- ---------------------------------------
                                                                Net            Net
                                   Net                      Realized and     Increase                Distributions
                                   Asset                    Unrealized     (Decrease) in  Dividends    in Excess    Distributions
                                   Value,         Net          Gain         Net Asset      From Net      of Net       From Net
                                Beginning of  Investment    (Loss) on          Value      Investment   Investment   Realized Gain
    Fiscal Year or Period          Period      Income(a)     Investments  From Operations   Income       Income     on Investments
    ---------------------       ------------  ----------   -------------  --------------- ---------- -------------  --------------
High Yield
   Class A
   9/1/03 to 9/30/03 (j) ...       $ 5.90       $  .04          $  .08        $  .12        $ (.04)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         5.33          .48             .61          1.09          (.52)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.49          .60           (1.16)         (.56)         (.58)         0.00          0.00
   Year Ended 8/31/01 ......         8.10          .76           (1.50)         (.74)         (.72)         0.00          0.00
   Year Ended 8/31/00 ......         9.47          .92           (1.26)         (.34)         (.98)         0.00          0.00
   Year Ended 8/31/99 ......        10.76         1.02           (1.08)         (.06)        (1.02)         (.05)         (.15)
   Class B
   9/1/03 to 9/30/03 (j) ...       $ 5.90       $  .03(d)       $  .10        $  .13        $ (.04)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         5.33          .43             .62          1.05          (.48)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.50          .56           (1.17)         (.61)         (.54)         0.00          0.00
   Year Ended 8/31/01 ......         8.10          .70           (1.48)         (.78)         (.68)         0.00          0.00
   Year Ended 8/31/00 ......         9.46          .86           (1.26)         (.40)         (.91)         0.00          0.00
   Year Ended 8/31/99 ......        10.75          .95           (1.08)         (.13)         (.95)         (.05)         (.15)
   Class C
   9/1/03 to 9/30/03 (j) ...       $ 5.90       $  .03(d)       $  .10        $  .13        $ (.04)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         5.33          .43             .62          1.05          (.48)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.50          .56           (1.17)         (.61)         (.54)         0.00          0.00
   Year Ended 8/31/01 ......         8.10          .70           (1.48)         (.78)         (.68)         0.00          0.00
   Year Ended 8/31/00 ......         9.47          .86           (1.27)         (.41)         (.91)         0.00          0.00
   Year Ended 8/31/99 ......        10.75          .95           (1.07)         (.12)         (.95)         (.05)         (.15)
   Advisor Class
   9/1/03 to 9/30/03 (j) ...       $ 5.91       $  .04          $  .08        $  .12        $ (.04)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         5.34          .49             .61          1.10          (.53)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.50          .62           (1.16)         (.54)         (.61)         0.00          0.00
   Year Ended 8/31/01 ......         8.10          .70           (1.40)         (.70)         (.74)         0.00          0.00
   Year Ended 8/31/00 ......         9.47          .95           (1.27)         (.32)        (1.00)         0.00          0.00
   Year Ended 8/31/99 ......        10.76         1.05           (1.09)         (.03)        (1.06)         (.04)         (.15)
Global Strategic Income
   Class
   Year Ended 10/31/03 .....       $ 7.75       $  .55          $  .93        $ 1.48        $ (.29)       $ 0.00        $ 0.00
   Year Ended 10/31/02 (c) .         8.43          .63            (.67)         (.04)         (.52)         0.00          0.00
   Year Ended 10/31/01 .....         9.53          .78            (.90)         (.12)         (.71)         0.00          0.00
   Year Ended 10/31/00 .....         9.91          .83            (.22)          .61          (.83)         (.16)         0.00
   Year Ended 10/31/99 .....        10.18          .94            (.22)          .72          (.94)         (.05)         0.00
   Class B
   Year Ended 10/31/03 .....       $ 7.74       $  .48          $  .95        $ 1.43        $ (.27)       $ 0.00        $ 0.00
   Year Ended 10/31/02 (c) .         8.42          .57            (.67)         (.10)         (.47)         0.00          0.00
   Year Ended 10/31/01 .....         9.52          .71            (.90)         (.19)         (.65)         0.00          0.00
   Year Ended 10/31/00 .....         9.90          .76            (.23)          .53          (.76)         (.15)         0.00
   Year Ended 10/31/99 .....        10.17          .87            (.22)          .65          (.87)         (.05)         0.00
   Class C
   Year Ended 10/31/03 .....       $ 7.75       $  .50          $  .92        $ 1.42        $ (.28)       $ 0.00        $ 0.00
   Year Ended 10/31/02 (c) .         8.43          .57            (.67)         (.10)         (.47)         0.00          0.00
   Year Ended 10/31/01 .....         9.52          .72            (.90)         (.18)         (.65)         0.00          0.00
   Year Ended 10/31/00 .....         9.90          .77            (.24)          .53          (.76)         (.15)         0.00
   Year Ended 10/31/99 .....        10.17          .88            (.23)          .65          (.88)         (.04)         0.00
   Advisor Class
   Year Ended 10/31/03 .....       $ 7.74       $  .57          $  .95        $ 1.52        $ (.34)       $ 0.00        $ 0.00
   Year ended 10/31/02 (c) .         8.43          .65            (.67)         (.02)         (.54)         0.00          0.00
   Year ended 10/31/01 .....         9.53          .80            (.89)         (.09)         (.73)         0.00          0.00
   Year ended 10/31/00 .....         9.92          .88            (.25)          .63          (.86)         (.16)         0.00
   Year ended 10/31/99 .....        10.18          .98            (.22)          .76          (.98)         (.04)         0.00
Americas Government Income
   Class A
   Year Ended 9/30/03 (j) ..       $ 6.86       $  .44          $  .73        $ 1.17        $ (.49)       $ 0.00        $ 0.00
   Year Ended 11/30/02 (c) .         7.07          .56            (.11)          .45          (.60)         0.00          0.00
   Year Ended 11/30/01 .....         7.55          .77            (.50)          .27          (.75)         0.00          0.00
   Year Ended 11/30/00 .....         7.28          .75             .34          1.09          (.49)         0.00          0.00
   Year Ended 11/30/99 .....         7.59          .87            (.25)          .62          (.64)         (.11)         0.00
   Year Ended 11/30/98 .....         8.02          .87            (.33)          .54          (.87)         (.07)         0.00
   Class B
   Year Ended 9/30/03 (j) ..       $ 6.86       $  .40          $  .73        $ 1.13        $ (.45)       $ 0.00        $ 0.00
   Year Ended 11/30/02 (c) .         7.07          .51            (.11)          .40          (.55)         0.00          0.00
   Year Ended 11/30/01 .....         7.58          .69            (.50)          .19          (.70)         0.00          0.00
   Year Ended 11/30/00 .....         7.31          .69             .36          1.05          (.48)         0.00          0.00
   Year Ended 11/30/99 .....         7.61          .81            (.25)          .56          (.59)         (.10)         0.00
   Year Ended 11/30/98 .....         8.02          .81            (.32)          .49          (.81)         (.06)         0.00
   Class C
   Year Ended 9/30/03 (j) ..       $ 6.88       $  .40          $  .74        $ 1.14        $ (.45)       $ 0.00        $ 0.00
   Year Ended 11/30/02 (c) .         7.09          .52            (.12)          .40          (.55)         0.00          0.00
   Year Ended 11/30/01 .....         7.58          .71            (.50)          .21          (.70)         0.00          0.00
   Year Ended 11/30/00 .....         7.31          .70             .35          1.05          (.47)         0.00          0.00
   Year Ended 11/30/99 .....         7.61          .81            (.25)          .56          (.59)         (.10)         0.00
   Year Ended 11/30/98 .....         8.02          .82            (.33)          .49          (.82)         (.05)         0.00


                                     Less Distributions                                          Ratios / Supplemental Data
                           ----------------------------------                           --------------------------------------------
                                                                                          Net                    Ratio of
                           Distributions                         Net      Total         Assets,     Ratio         Net
                           in Excess of   Tax      Total        Asset   Investment      End of        of       Investment
                           Net Realized  Return  Dividends     Value,     Return        Period     Expenses      Income    Portfolio
                             Gain on       of       and        End of   Based on Net    (000's    to Average   to Average   Turnover
Fiscal Year or Period      Investments  Capital Distributions  Period  Asset Value (b)  omitted)   Net Assets   Net Assets    Rate
---------------------      -----------  ------- -------------  ------  ---------------  --------   ----------  ----------- ---------
High Yield
   Class A
   9/1/03 to 9/30/03 (j) .     $ 0.00    $ 0.00    $ (.04)     $ 5.98       2.03%       $ 90,466    1.63%(i)         7.60%(i)   10%
   Year Ended 8/31/03 ....       0.00      0.00      (.52)       5.90      21.38         134,674    1.38             8.33      123
   Year Ended 8/31/02 (c)        0.00      (.02)     (.60)       5.33      (9.14)         72,455    1.43            10.06       57
   Year Ended 8/31/01 ....       0.00      (.15)     (.87)       6.49      (9.39)         78,053    1.34            10.62       98
   Year Ended 8/31/00 ....       0.00      (.05)    (1.03)       8.10      (3.79)         83,645    1.33            10.92      102
   Year Ended 8/31/99 ....       0.00      (.01)    (1.23)       9.47       (.58)        102,400    1.31            10.21      182
   Class B
   9/1/03 to 9/30/03 (j) .     $ 0.00    $ 0.00    $ (.04)     $ 5.99       2.15%       $279,666    2.40%(d)(f)(i)   7.11%(i)   10%
   Year Ended 8/31/03 ....       0.00      0.00      (.48)       5.90      20.55         277,190    2.11             7.79      123
   Year Ended 8/31/02 (c)        0.00      (.02)     (.56)       5.33      (9.94)        256,533    2.15             9.34       57
   Year Ended 8/31/01 ....       0.00      (.14)     (.82)       6.50      (9.94)        356,062    2.06             9.97       98
   Year Ended 8/31/00 ....       0.00      (.05)     (.96)       8.10      (4.40)        421,105    2.04            10.21      102
   Year Ended 8/31/99 ....       0.00      (.01)    (1.16)       9.46      (1.26)        527,337    2.03             9.52      182
   Class C
   9/1/03 to 9/30/03 (j) .     $ 0.00    $ 0.00    $ (.04)     $ 5.99       2.15%       $ 68,068    2.40%(d)(f)(i)   7.11%(i)   10%
   Year Ended 8/31/03 ....       0.00      0.00      (.48)       5.90      20.54          66,427    2.10             7.72      123
   Year Ended 8/31/02 (c)        0.00      (.02)     (.56)       5.33      (9.94)         48,448    2.14             9.35       57
   Year Ended 8/31/01 ....       0.00      (.14)     (.82)       6.50      (9.94)         67,360    2.04             9.97       98
   Year Ended 8/31/00 ....       0.00      (.05)     (.96)       8.10      (4.51)         79,826    2.03            10.23      102
   Year Ended 8/31/99 ....       0.00      (.01)    (1.16)       9.47      (1.16)         99,927    2.02             9.54      182
   Advisor Class
   9/1/03 to 9/30/03 (j) .     $ 0.00    $ 0.00    $ (.04)     $ 5.99       2.05%       $148,041    1.40%(i)         8.12%(i)   10%
   Year Ended 8/31/03 ....       0.00      0.00      (.53)       5.91      21.73         145,549    1.09             8.72      123
   Year Ended 8/31/02 (c)        0.00      (.01)     (.62)       5.34      (8.82)         95,895    1.16            10.43       57
   Year Ended 8/31/01 ....       0.00      (.16)     (.90)       6.50      (8.96)         27,762    1.04            10.92       98
   Year Ended 8/31/00 ....       0.00      (.05)    (1.05)       8.10      (3.47)          2,441    1.01            11.20      102
   Year Ended 8/31/99 ....       0.00      (.01)    (1.26)       9.47       (.28)          3,564    1.03            10.58      182
Global Strategic Income
   Class
   Year Ended 10/31/03 ...     $ 0.00    $ (.29)   $ (.58)     $ 8.65      19.57%       $ 37,043    1.60%            6.50%     155%
   Year Ended 10/31/02 (c)       0.00      (.12)     (.64)       7.75       (.50)         38,631    1.53             7.71      268
   Year Ended 10/31/01 ...       0.00      (.27)     (.98)       8.43      (1.50)         57,667    1.45             8.60      304
   Year Ended 10/31/00 ...       0.00      0.00      (.99)       9.53       6.12          52,561    1.54             8.32      321
   Year Ended 10/31/99 ...       0.00      0.00      (.99)       9.91       7.17          33,813    1.77             9.34      254
   Class B
   Year Ended 10/31/03 ...     $ 0.00    $ (.25)   $ (.52)     $ 8.65      18.89%       $115,414    2.31%            5.83%     155%
   Year Ended 10/31/02 (c)       0.00      (.11)     (.58)       7.74      (1.23)        117,529    2.24             7.02      268
   Year Ended 10/31/01 ...       0.00      (.26)     (.91)       8.42      (2.24)        156,948    2.16             7.85      304
   Year Ended 10/31/00 ...       0.00      0.00      (.91)       9.52       5.38         118,356    2.27             7.66      321
   Year Ended 10/31/99 ...       0.00      0.00      (.92)       9.90       6.44          79,085    2.47             8.54      254
   Class C
   Year Ended 10/31/03 ...     $ 0.00    $ (.24)   $ (.52)     $ 8.65      18.74%       $ 21,175    2.30%            5.81%     155%
   Year Ended 10/31/02 (c)       0.00      (.11)     (.58)       7.75      (1.22)         20,113    2.23             7.00      268
   Year Ended 10/31/01 ...       0.00      (.26)     (.91)       8.43      (2.13)         33,035    2.15             7.90      304
   Year Ended 10/31/00 ...       0.00      0.00      (.91)       9.52       5.38          32,345    2.25             7.68      321
   Year Ended 10/31/99 ...       0.00      0.00      (.92)       9.90       6.44          22,598    2.46             8.52      254
   Advisor Class
   Year Ended 10/31/03 ...     $ 0.00    $ (.27)   $ (.61)     $ 8.65      20.10%       $  1,483    1.30%            6.84%     155%
   Year ended 10/31/02 (c)       0.00      (.13)     (.67)       7.74       (.31)          1,358    1.24             8.08      268
   Year ended 10/31/01 ...       0.00      (.28)    (1.01)       8.43      (1.19)          1,350    1.13             8.81      304
   Year ended 10/31/00 ...       0.00      0.00     (1.02)       9.53       6.33           2,658    1.23             8.71      321
   Year ended 10/31/99 ...       0.00      0.00     (1.02)       9.92       7.58           1,359    1.45             9.52      254
Americas Government Income
   Class A
   Year Ended 9/30/03 (j)      $ 0.00    $ 0.00    $ (.49)     $ 7.54      17.48%     $1,060,244    1.49%(e)(i)      7.28%(i)   60%
   Year Ended 11/30/02 (c)       0.00      (.06)     (.66)       6.86       6.69         947,300    1.57(e)          8.19      160
   Year Ended 11/30/01 ...       0.00      0.00      (.75)       7.07       3.32        1,009,606   1.96(e)         10.07      315
   Year Ended 11/30/00 ...       0.00      (.33)     (.82)       7.55      15.80         979,126    2.26(e)         10.03      234
   Year Ended 11/30/99 ...       0.00      (.18)     (.93)       7.28       8.56         730,468    2.09(e)         11.72      158
   Year Ended 11/30/98 ...       0.00      (.03)     (.97)       7.59       7.14         740,066    2.04(e)         11.17      175
   Class B
   Year Ended 9/30/03 (j)      $ 0.00    $ 0.00    $ (.45)     $ 7.54      16.84%       $696,043    2.21%(e)(i)      6.59%(i)   60%
   Year Ended 11/30/02 (c)       0.00      (.06)     (.61)       6.86       5.92         740,782    2.28(e)          7.47      160
   Year Ended 11/30/01 ...       0.00      0.00      (.70)       7.07       2.20         888,457    2.66(e)          9.06      315
   Year Ended 11/30/00 ...       0.00      (.30)     (.78)       7.58      14.99         826,340    2.93(e)          9.37      234
   Year Ended 11/30/99 ...       0.00      (.17)     (.86)       7.31       7.79       1,011,395    2.78(e)         10.97      158
   Year Ended 11/30/98 ...       0.00      (.03)     (.90)       7.61       6.46       1,300,519    2.75(e)         10.44      175
   Class C
   Year Ended 9/30/03 (j)      $ 0.00    $ 0.00    $ (.45)     $ 7.57      16.94%       $295,295    2.20%(e)(i)      6.56%(i)   60%
   Year Ended 11/30/02 (c)       0.00      (.06)     (.61)       6.88       5.91         277,015    2.27(e)          7.45      160
   Year Ended 11/30/01 ...       0.00      0.00      (.70)       7.09       2.48         310,985    2.65(e)          9.34      315
   Year Ended 11/30/00 ...       0.00      (.31)     (.78)       7.58      14.99         267,646    2.95(e)          9.35      234
   Year Ended 11/30/99 ...       0.00      (.17)     (.86)       7.31       7.79         258,696    2.78(e)         10.98      158
   Year Ended 11/30/98 ...       0.00      (.03)     (.90)       7.61       6.46         276,073    2.74(e)         10.45      175

--------------------------------------------------------------------------------

Please refer to the footnotes on pages 62 and 63.



                                     58 & 59

                                                   Income from Investment Operations          Less Dividends and Distributions
                                              ------------------------------------------- ---------------------------------------
                                                                Net            Net
                                   Net                      Realized and     Increase                Distributions
                                   Asset                    Unrealized     (Decrease) in  Dividends    in Excess    Distributions
                                   Value,         Net          Gain         Net Asset      From Net      of Net       From Net
                                Beginning of  Investment    (Loss) on          Value      Investment   Investment   Realized Gain
    Fiscal Year or Period          Period      Income(a)     Investments  From Operations   Income       Income     on Investments
    ---------------------       ------------  ----------   -------------  --------------- ---------- -------------  --------------
Emerging Market Debt
   Class A
   9/1/03 to 10/31/03 (j) ..       $ 7.72       $  .11          $  .28        $  .39        $ (.11)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         6.02          .69            1.71          2.40          (.70)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.37          .69            (.24)          .45          (.74)         0.00          0.00
   Year Ended 8/31/01 ......         7.06          .85            (.76)          .09          (.78)         0.00          0.00
   Year Ended 8/31/00 ......         5.69          .75            1.40          2.15          (.75)         0.00          0.00
   Year Ended 8/31/99 ......         5.05          .71             .74          1.45          (.74)         (.04)         0.00
   Class B
   9/1/03 to 10/31/03 (j) ..       $ 7.80       $  .10          $  .28        $  .38        $ (.11)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         6.09          .64            1.73          2.37          (.66)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.45          .64            (.24)          .40          (.70)         0.00          0.00
   Year Ended 8/31/01 ......         7.14          .79            (.76)          .03          (.72)         0.00          0.00
   Year Ended 8/31/00 ......         5.74          .71            1.40          2.11          (.68)         0.00          0.00
   Year Ended 8/31/99 ......         5.05          .67             .76          1.43          (.68)         (.03)         0.00
   Class C
   9/1/03 to 10/31/03 (j) ..       $ 7.82       $  .10          $  .28        $  .38        $ (.11)       $ 0.00        $ 0.00
   Year Ended 8/31/03 ......         6.10          .63            1.75          2.38          (.66)         0.00          0.00
   Year Ended 8/31/02 (c) ..         6.46          .64            (.24)          .40          (.70)         0.00          0.00
   Year Ended 8/31/01 ......         7.15          .79            (.76)          .03          (.72)         0.00          0.00
   Year Ended 8/31/00 ......         5.74          .71            1.41          2.12          (.68)         0.00          0.00
   Year Ended 8/31/99 ......         5.05          .67             .76          1.43          (.68)         (.03)         0.00
Multi-Market Strategy
   Class A
   Year Ended 10/31/03 .....       $ 5.89       $  .17          $ (.06)       $  .11        $ (.03)       $ 0.00        $ 0.00
   Year Ended 10/31/02 (c) .         5.99          .19             .02           .21          0.00          0.00          0.00
   Year Ended 10/31/01 .....         6.08          .35             .13           .48          (.32)         0.00          0.00
   Year Ended 10/31/00 .....         6.29          .38            (.19)          .19          (.38)         (.02)         0.00
   Year Ended 10/31/99 .....         6.64          .42            (.22)          .20          (.42)         (.02)         0.00
   Class B
   Year Ended 10/31/03 .....       $ 5.90       $  .12          $ (.05)       $  .07        $ (.02)       $ 0.00        $ 0.00
   Year Ended 10/31/02 (c) .         6.01          .14             .02           .16          0.00          0.00          0.00
   Year Ended 10/31/01 .....         6.10          .30             .13           .43          (.29)         0.00          0.00
   Year Ended 10/31/00 .....         6.32          .33            (.19)          .14          (.34)         (.02)         0.00
   Year Ended 10/31/99 .....         6.66          .36            (.22)          .14          (.36)         (.02)         0.00
   Class C
   Year Ended 10/31/03 .....       $ 5.90       $  .13          $ (.06)       $  .07        $ (.02)       $ 0.00        $ 0.00
   Year Ended 10/31/02 (c) .         6.01          .14             .02           .16          0.00          0.00          0.00
   Year Ended 10/31/01 .....         6.10          .30             .13           .43          (.29)         0.00          0.00
   Year Ended 10/31/00 .....         6.31          .34            (.19)          .15          (.34)         (.02)         0.00
   Year Ended 10/31/99 .....         6.65          .36            (.22)          .14          (.36)         (.02)         0.00


                                     Less Distributions                                          Ratios / Supplemental Data
                           ----------------------------------                           --------------------------------------------
                                                                                          Net                    Ratio of
                           Distributions                         Net      Total         Assets,     Ratio         Net
                           in Excess of   Tax      Total        Asset   Investment      End of        of       Investment
                           Net Realized  Return  Dividends     Value,     Return        Period     Expenses      Income    Portfolio
                             Gain on       of       and        End of   Based on Net    (000's    to Average   to Average   Turnover
Fiscal Year or Period      Investments  Capital Distributions  Period  Asset Value (b)  omitted)   Net Assets   Net Assets    Rate
---------------------      -----------  ------- -------------  ------  ---------------  --------   ----------  ----------- ---------
Emerging Market Debt
   Class A
   9/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.11)     $ 8.00       5.11%       $137,709    1.75%(e)(i)     7.90%(i)    20%
   Year Ended 8/31/03 ....      0.00       0.00      (.70)       7.72      41.80         118,669    1.94(e)         9.73       125
   Year Ended 8/31/02 (c)       0.00       (.06)     (.80)       6.02       7.38          76,397    1.88(e)        11.02       170
   Year Ended 8/31/01 ....      0.00       0.00      (.78)       6.37       1.55          66,750    2.20(e)        12.78       150
   Year Ended 8/31/00 ....      0.00       (.03)     (.78)       7.06      39.76          66,075    1.76(e)        11.59       173
   Year Ended 8/31/99 ....      0.00       (.03)     (.81)       5.69      29.40          50,540    1.59           12.34       179
   Class B
   9/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.11)     $ 8.07       4.84%       $ 90,443    2.45%(e)(i)     7.11%(i)    20%
   Year Ended 8/31/03 ....      0.00       0.00      (.66)       7.80      40.69          89,571    2.64(e)         9.07       125
   Year Ended 8/31/02 (c)       0.00       (.06)     (.76)       6.09       6.50          80,064    2.58(e)        10.25       170
   Year Ended 8/31/01 ....      0.00       0.00      (.72)       6.45        .63          83,706    2.88(e)        11.80       150
   Year Ended 8/31/00 ....      0.00       (.03)     (.71)       7.14      38.41         108,075    2.45(e)        10.85       173
   Year Ended 8/31/99 ....      0.00       (.03)     (.74)       5.74      28.85         110,003    2.31           11.59       179
   Class C
   9/1/03 to 10/31/03 (j)     $ 0.00     $ 0.00    $ (.11)     $ 8.09       4.83%       $ 77,657    2.43%(e)(i)     7.09%(i)    20%
   Year Ended 8/31/03 ....      0.00       0.00      (.66)       7.82      40.80          73,477    2.63(e)         8.91       125
   Year Ended 8/31/02 (c)       0.00       (.06)     (.76)       6.10       6.50          45,527    2.56(e)        10.16       170
   Year Ended 8/31/01 ....      0.00       0.00      (.72)       6.46        .63          40,667    2.87(e)        11.81       150
   Year Ended 8/31/00 ....      0.00       (.03)     (.71)       7.15      38.58          48,960    2.45(e)        10.78       173
   Year Ended 8/31/99 ....      0.00       (.03)     (.74)       5.74      28.85          39,024    2.30           11.56       179
Multi-Market Strategy
   Class A
   Year Ended 10/31/03 ...    $ 0.00     $ (.27)   $ (.30)     $ 5.70       1.88%       $224,504    1.49%           2.87%      113%
   Year Ended 10/31/02 (c)      0.00       (.31)     (.31)       5.89       3.74         264,978    1.49            3.22       115
   Year Ended 10/31/01 ...      0.00       (.25)     (.57)       5.99       8.27         289,265    1.48            5.87        79
   Year Ended 10/31/00 ...      0.00       0.00      (.40)       6.08       3.17         305,610    1.52(g)         6.25        82
   Year Ended 10/31/99 ...      0.00       (.11)     (.55)       6.29       2.95         396,867    1.44(g)         6.23       124
   Class B
   Year Ended 10/31/03 ...    $ 0.00     $ (.24)   $ (.26)     $ 5.71       1.17%       $ 12,904    2.23%           2.13%      113%
   Year Ended 10/31/02 (c)      0.00       (.27)     (.27)       5.90       2.84          13,150    2.24            2.44       115
   Year Ended 10/31/01 ...      0.00       (.23)     (.52)       6.01       7.49          11,311    2.24            5.05        79
   Year Ended 10/31/00 ...      0.00       0.00      (.36)       6.10       2.30          13,052    2.28(g)         5.44        82
   Year Ended 10/31/99 ...      0.00       (.10)     (.48)       6.32       2.13          18,129    2.15(g)         5.46       124
   Class C
   Year Ended 10/31/03 ...    $ 0.00     $ (.24)   $ (.26)     $ 5.71       1.17%       $ 14,480    2.20%           2.15%      113%
   Year Ended 10/31/02 (c)      0.00       (.27)     (.27)       5.90       2.83          17,592    2.20            2.48       115
   Year Ended 10/31/01 ...      0.00       (.23)     (.52)       6.01       7.48          15,208    2.19            5.10        79
   Year Ended 10/31/00 ...      0.00       0.00      (.36)       6.10       2.46          16,578    2.22(g)         5.52        82
   Year Ended 10/31/99 ...      0.00       (.10)     (.48)       6.31       2.13          19,076    2.15(g)         5.50       124

--------------------------------------------------------------------------------

Please refer to the footnotes on pages 62 and 63.



                                     60 & 61

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c) As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective data and impact of this change to each class of shares is as follows:

                                                                           Increase
                                                                        (Decrease) in
                                                                         Net Realized
                                                        Decrease in     and Unrealized
                                                      Net Investment    Gain (Loss) on     Decrease in Ratio of Net Investment
                                        Effective       Income per        Investments          Income to Average Net Assets:
                                          Date             Share           per Share             From:                To:
                                        --------      --------------    --------------           -----               -----
AllianceBernstein U.S. Government        7/1/01
Class A                                                   (0.03)             0.03                5.56%               5.15%
Class B                                                   (0.03)             0.03                4.82%               4.41%
Class C                                                   (0.03)             0.03                4.83%               4.42%
Advisor Class                                             (0.03)             0.03                5.81%               5.41%

AllianceBernstein Quality Bond           7/1/01
Class A                                                   (0.05)             0.05                4.93%               4.39%
Class B                                                   (0.05)             0.05                4.24%               3.70%
Class C                                                   (0.05)             0.05                4.25%               3.71%
Advisor Class                                             (0.06)             0.06                5.24%               4.69%

AllianceBernstein Corporate Bond         7/1/01
Class A                                                   (0.01)            (0.01)               7.82%               7.79%
Class B                                                   (0.01)            (0.01)               7.08%               7.05%
Class C                                                   (0.01)            (0.01)               7.10%               7.07%

AllianceBernstein High Yield             9/1/01
Class A                                                   (0.01)            (0.01)              10.19%              10.06%
Class B                                                   (0.01)            (0.01)               9.47%               9.34%
Class C                                                   (0.01)            (0.01)               9.47%               9.35%
Advisor Class                                             (0.01)            (0.01)              10.56%              10.43%

AllianceBernstein Global Strategic
Income                                  11/1/01
Class A                                                   (0.03)            (0.03)               8.03%               7.71%
Class B                                                   (0.03)            (0.03)               7.34%               7.02%
Class C                                                   (0.03)            (0.03)               7.32%               7.00%
Advisor Class                                             (0.03)            (0.03)               8.40%               8.08%

AllianceBernstein Americas Government
Income                                  12/1/01
Class A                                                   (0.04)            (0.04)               8.83%               8.19%
Class B                                                   (0.04)            (0.04)               8.10%               7.47%
Class C                                                   (0.04)            (0.04)               8.09%               7.45%

AllianceBernstein Emerging Market
Debt                                     9/1/01
Class A                                                   (0.01)            (0.01)              11.10%              11.02%
Class B                                                   (0.01)            (0.01)              10.34%              10.25%
Class C                                                   (0.01)            (0.01)              10.24%              10.16%

AllianceBernstein Multi-Market
Strategy                                11/1/01
Class A                                                   (0.14)            (0.14)               5.56%               3.22%
Class B                                                   (0.14)            (0.14)               4.79%               2.44%
Class C                                                   (0.14)            (0.14)               4.83%               2.48%


(d)   Net of fees waived and expenses reimbursed by Alliance.

(e) Includes interest expense. If the following Funds had not borne interest expense, the ratio of expenses to average net assets would have been as follows:



                                                  September
                                                    2003        2003        2002        2001        2000        1999        1998
                                                    ----        ----        ----        ----        ----        ----        ----
    AllianceBernstein U.S. Government
    Class A                                        1.11%(i)      1.09%      1.09%       1.13%       1.12%       1.08%        --
    Class B                                        1.83%(i)      1.81%      1.80%       1.83%       1.83%       1.79%        --
    Class C                                        1.83%(i)      1.80%      1.79%       1.83%       1.83%       1.78%        --
    Advisor Class                                  0.81%(i)      0.80%      0.81%       0.81%        --          --          --

    AllianceBernstein Corporate Bond
    Class A                                        1.15%(i)      1.13%      1.09%       1.09%       1.11%        --          --
    Class B                                        1.87%(i)      1.85%      1.80%       1.81%       1.83%        --          --
    Class C                                        1.86%(i)      1.84%      1.79%       1.81%       1.82%        --          --
    Advisor Class                                  0.86%(i)      0.85%(i)    --          --          --          --          --

    AllianceBernstein Americas Government Income
    Class A                                        1.26%(i)        --       1.28%       1.23%       1.33%       1.38%        1.36%
    Class B                                        1.98%(i)        --       2.00%       1.94%       2.03%       2.08%        2.07%
    Class C                                        1.97%(i)        --       1.99%       1.93%       2.03%       2.08%        2.06%

                                                   October
                                                    2003
                                                    ----
    AllianceBernstein Emerging Market Debt
    Class A                                        1.47%(i)      1.46%      1.50%       1.47%       1.51%        --        --
    Class B                                        2.17%(i)      2.17%      2.20%       2.17%       2.21%        --        --
    Class C                                        2.16%(i)      2.16%      2.19%       2.16%       2.20%        --        --

(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                                              September
                                                2003           2003           2002           2001           2000
                                                ----           ----           ----           ----           ----
AllianceBernstein Quality Bond
Class A                                        1.33%(i)         1.32%         1.48%          2.85%         13.10%
Class B                                        2.06%(i)         2.05%         2.19%          3.36%         11.29%
Class C                                        2.06%(i)         2.03%         2.19%          3.42%         11.75%
Advisor Class                                  1.03%(i)         1.20%         1.20%          2.29%           --

AllianceBernstein High Yield
Class A                                          --
Class B                                        2.42%(i)
Class C                                        2.41%(i)
Advisor Class                                    --

(g) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for AllianceBernstein Multi-Market Strategy would have been with respect to Class A shares 1.42% for 1999 and 1.50% for 2000, with respect to Class B shares 2.14% for 1999 and 2.27% for 2000, and with respect to Class C shares 2.14% for 1999 and 2.21% for 2000.


(h)   Commencement of distribution.

(i)   Annualized.


(j)   Change in fiscal year end.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality.
   The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
                              ABOUT CANADA, MEXICO
--------------------------------------------------------------------------------
                                  AND ARGENTINA
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On January 12, 2004, the Canadian Dollar-U.S. Dollar exchange rate was 1.2762. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999 and 2000,
respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.9% in 2002. In addition, inflation dropped from a 52% annual rate in 1995 to a 5.0% annual rate in 2002. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the current President and succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There has been relatively little change in the Peso-Dollar exchange rate since 1999.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the framework for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product increased each year between 1991 and 1998, with the exception of 1995. In the fourth quarter of 1998, however, Argentina's economy began to contract, with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. During the first and second quarters of 2003, the economy grew by 5.2% and 6.0%, respectively, year-on-year, the first year-on-year increases since the fourth quarter of 1998. Argentina's protracted recession has contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in late December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faces. As a result, while there is some evidence that the economy has stabilized, Argentina's economy remains in fragile condition. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election.

The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On January 12, 2004, the Argentine Peso-U.S. Dollar exchange rate was 2.8474. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003

By phone:   For Information: (800) 221-5672
            For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about a Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.


You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.


Fund                                                     SEC File No.
-----                                                    -----------
U.S. Government                                          811-02383
Quality Bond                                             811-02383
Short Duration Plus                                      811-5555
Corporate Bond                                           811-02383
High Yield                                               811-9160
Global Strategic Income                                  811-07391
Americas Government Income                               811-06554
Emerging Market Debt                                     811-08188
Multi-Market Strategy                                    811-06251


--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

BONDPRO0204



[logo] AllianceBernstein(SM)
       Investment Research and Management


AllianceBernstein Blended Style Funds


Large-Cap Core                                      PROSPECTUS--February 2, 2004


The AllianceBernstein Blended Style Funds are equity funds designed to provide investors with an efficiently diversified blend of the growth and value investment styles of Alliance and its Bernstein unit in single investment portfolios.


   > AllianceBernstein
     U.S. Large Cap Portfolio
   > AllianceBernstein
     International Portfolio
   > AllianceBernstein
     Tax-Managed
     International Portfolio



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
===============================
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
===============================

TABLE OF CONTENTS

                                                 Page
RISK/RETURN SUMMARY.............................. 3
Summary of Principal Risks....................... 10
Principal Risks by Fund.......................... 10
FEES AND EXPENSES OF THE FUNDS................... 11
SALES CHARGE REDUCTION PROGRAMS.................. 13
PURCHASE AND SALE OF SHARES...................... 14
How The Funds Value Their Shares................. 14
How To Buy Shares................................ 14
How To Exchange Shares........................... 16
How To Sell Shares............................... 16
DISTRIBUTION ARRANGEMENTS........................ 17
GLOSSARY......................................... 19
DESCRIPTION OF THE FUNDS......................... 20
Investment Objectives and Principal Policies..... 20
Description of Additional Investment Practices... 23
Additional Risk Considerations................... 29
MANAGEMENT OF THE FUNDS.......................... 30
DIVIDENDS, DISTRIBUTIONS AND TAXES............... 34
CONVERSION FEATURE............................... 35
GENERAL INFORMATION.............................. 35
FINANCIAL HIGHLIGHTS............................. 37

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY

The following is a summary of certain key information about AllianceBernstein Blended Style Funds. This Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Funds.

A more detailed description of each Fund, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein U.S. Large Cap Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The investment objective of the Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in large capitalization companies. In managing the Fund, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk. Normally, approximately 50% of the value of the Fund's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, Alliance will rebalance the portfolio as necessary to maintain this targeted allocation.

Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by Alliance's Large Cap Growth investment team. This team relies heavily upon the fundamental analysis and research of Alliance's large internal research staff, which generally follows a primary research universe of more than 500 companies. Stocks are selected through a process that identifies companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

The value stocks used in the portfolio are selected using the fundamental value investment discipline of Alliance's Bernstein unit ("Bernstein"). Bernstein's Large Cap Value investment team follows a universe of approximately 700 companies with larger capitalizations and looks to forecast each company's long-term prospects. Stocks are selected through a process that identifies securities that are undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

Among the principal risks of investing in the Fund is market risk. Because it may invest in a smaller number of securities than many other funds, the Fund has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. In addition, the Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Total Annual Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                        1              Since
                                                      Year           Inception**
--------------------------------------------------------------------------------
Class A***       Return Before Taxes                 17.82%            9.10%
                 ---------------------------------------------------------------
                 Return After Taxes on
                   Distributions                     17.79%            9.04%
--------------------------------------------------------------------------------
                 Return After Taxes on
                   Distributions and Sale
                   of Fund Shares                    11.63%             7.73%
--------------------------------------------------------------------------------
   Class B                                           18.31%             9.68%
--------------------------------------------------------------------------------
   Class C                                           21.31%            11.64%
--------------------------------------------------------------------------------
   Class R                                           22.85%            12.14%
--------------------------------------------------------------------------------
   Advisor Class                                     23.46%            12.71%
--------------------------------------------------------------------------------
   S&P 500
   Stock Index                                       28.67%            11.89%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, B and C and Advisor Class shares: 7/15/02, and Class R shares: 2/2/04. Performance information for the period prior to the inception of the Class R shares is the performance of the Fund's
    Class A shares adjusted to reflect the higher expense ratio of Class R shares.

*** After-tax Returns:
   -Are shown for Class A shares only and will vary for Class B, C and R and
    Advisor Class shares because these shares have different expense ratios. -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      [THE FOLLOWING TABLE WAS REPRESENTED AS BAR CHART IN THE ORIGINAL.]

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a      n/a    23.09%
--------------------------------------------------------------------------------
94       95      96      97      98     99      00        01       02     03

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best quarter was up 10.56%, 2nd quarter, 2003; and Worst quarter was up 0.31%, 1st quarter, 2003.

AllianceBernstein International Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The investment objective of the Fund is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. The Fund diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Fund will invest in companies in at least three countries (and normally substantially more) other than the United States. The Fund also diversifies its investments between growth and value equity investment styles. Alliance selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Fund is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. Alliance will rebalance the portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the portfolio will vary within a narrow range, usually from 45%-55%.

The Fund's international growth stocks are selected using Alliance's international growth investment discipline. The International Growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings-growth prospects.

The Fund's international value stocks are selected using the fundamental international value investment discipline of Bernstein. In selecting stocks for the portfolio, Bernstein's International Value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

This information is for the Fund's International Class shares, which, although not offered in this Prospectus, have returns that would be similar to the Fund's Class A, B, C and R shares because the classes invest in the same portfolio of securities. The returns of the classes will differ only to the extent that the classes do not have the same expenses.

On September 2, 2003, the investment policies of the AllianceBernstein International Portfolio (formerly known as the International Value Portfolio II) were modified from an all-value style to a blend of growth and value. As a result, the AllianceBernstein International Portfolio's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

Average Total Annual Returns
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                        1               Since
                                                      Year            Inception*
--------------------------------------------------------------------------------
International    Return Before Taxes                 39.35%             3.73%
   Class**     -----------------------------------------------------------------
                 Return After Taxes on
                   Distributions                     39.34%             2.01%
--------------------------------------------------------------------------------
                 Return After Taxes on
                   Distributions and Sale
                   of Fund Shares                    26.01%             2.18%
--------------------------------------------------------------------------------
MSCI EAFE        (reflects no deduction
Index               for fees, expenses,
                    or taxes)                        39.17%             -0.89%

--------------------------------------------------------------------------------

*    Inception date for International Class shares: 4/30/99.
**   After-tax Returns:
    -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
    -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's International Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

      [THE FOLLOWING TABLE WAS REPRESENTED AS BAR CHART IN THE ORIGINAL.]

n/a     n/a     n/a     n/a     n/a     n/a   -2.97%    -12.92%   -8.84%  39.35%
--------------------------------------------------------------------------------
94      95      96      97      98      99      00         01       02        03

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best quarter was up 24.94%, 2nd quarter, 2003; and Worst quarter was down -21.95%, 3rd quarter, 2002.

AllianceBernstein Tax-Managed International Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The investment objective of the Fund is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. The Fund diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Fund will invest in companies in at least three countries (and normally substantially more) other than the United States. The Fund also diversifies its investments between growth and value equity investment styles. Alliance selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Fund seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. Alliance will rebalance the portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the portfolio will vary within a narrow range, usually from 45%-55%.

The Fund's international growth stocks are selected using Alliance's international growth investment discipline. The International Growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings-growth prospects.

The Fund's international value stocks are selected using the fundamental international value investment discipline of Bernstein. In selecting stocks for the portfolio, Bernstein International Value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

This information is for the Fund's Tax-Managed International Class shares, which, although not offered in this Prospectus, have returns that would be similar to the Fund's Class A, B and C shares because the classes invest in the same portfolio of securities. The returns of the classes will differ only to the extent that the classes do not have the same expenses.

On September 2, 2003, the investment policies of the AllianceBernstein Tax-Managed International Portfolio (formerly known as the Tax-Managed International Value Portfolio) were modified. As a result, the AllianceBernstein Tax-Managed International Portfolio's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

Average Total Annual Returns

(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1           5          10
                                                    Year        Year        Year
--------------------------------------------------------------------------------
Tax-Managed      Return Before Taxes              38.83%       5.34%       7.56%
International    ---------------------------------------------------------------
Class*           Return After Taxes
                   on Distributions               38.55%       4.63%       6.06%
                 ---------------------------------------------------------------
                 Return After Taxes
                   on Distributions
                   and Sale of
                   Fund Shares                    25.69%       4.34%       5.78%
--------------------------------------------------------------------------------
MSCI EAFE        (reflects no
Index              deduction for
                   fees, expenses,
                   or taxes)                      39.17%       0.26%       4.78%
--------------------------------------------------------------------------------
*  After-tax Returns:
   -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Tax-Managed International Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


      [THE FOLLOWING TABLE WAS REPRESENTED AS BAR CHART IN THE ORIGINAL.]

3.85%   8.07%  17.46%  9.27%  10.95%   22.71%  -4.88%   -12.52%   -8.51%  38.83%
--------------------------------------------------------------------------------
 94      95      96     97     98        99       00       01       02      03

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best quarter was up 24.55%, 2nd quarter, 2003; and Worst quarter was down -21.98%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.


MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All AllianceBernstein Blended Style Funds are subject to market risk.


ALLOCATION RISK
This is the risk that the allocation of investments between growth and value companies may have a more significant effect on a Fund's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Fund's investments may be, over time, significant.


FOREIGN RISK
This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Blended Style Funds are subject to this risk, including, in particular, AllianceBernstein International Portfolio and AllianceBernstein Tax-Managed International Portfolio (the "International Funds"). Funds investing in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, the International Funds.


COUNTRY OR GEOGRAPHIC RISK
This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. Particularly subject to this risk are the International Funds.


FOCUSED PORTFOLIO RISK
Funds, such as AllianceBernstein U.S. Large Cap Portfolio, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


MANAGEMENT RISK
Each AllianceBernstein Blended Style Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------
The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.
--------------------------------------------------------------------------------


                                                                                                    Country or    Focused   Manage-
                                                               Market  Allocation  Foreign Currency  Geographic  Portfolio   ment
Fund                                                            Risk      Risk       Risk    Risk       Risk        Risk     Risk
--------------------------------------------------------------------------------------------------------------------------------

AllianceBernstein U.S. Large Cap Portfolio                        o        o                                          o       o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio                         o        o            o      o         o                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Tax-Managed International Portfolio             o        o            o      o         o                    o


--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                 Class A     Class B      Class C    Class R      Advisor Class
                                                 Shares      Shares       Shares     Shares(a)    Shares (b)
                                                 --------    --------     -------    -------      -------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)     4.25%(c)    None         None        None           None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)          None (c)    4.00%*(c)    1.00%**(c)  None           None

Exchange Fee                                      None        None         None        None           None

--------------------------------------------------------------------------------
(a)  Class R shares are only offered by AllianceBernstein U.S. Large Cap
     Portfolio and AllianceBernstein International Portfolio and only to certain group retirement plans. See "Purchase and Sale of Shares" in this
     Prospectus.
(b)  Advisor Class shares are only offered by AllianceBernstein U.S. Large Cap
     Portfolio.
(c)  Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, B, and
     C shares may also be subject to waiver in certain circumstances. See
     "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in
     the Statement of Additional Information, or SAI.
*    Class B shares automatically convert to Class A shares after 8 years. The
     CDSC decreases over time. For Class B shares, the CDSC decreases 1.00%
     annually to 0% after the 4th year.
**   For Class C shares, the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                          Operating Expenses
----------------------------------------------------------------------------
AllianceBernstein
U.S. Large Cap
Portfolio
                                                                    Advisor
                          Class A     Class B   Class C  Class R    Class
                          --------    -------   -------  --------   --------
Management fees              .95%      .95%        .95%     .95%      .95%
Distribution and/or
  service (12b-1) fees       .30%     1.00%       1.00%     .50%      None
Other expenses              1.37%     1.33%       1.31%    1.37%     3.83%
                           -----     -----       -----   --------   --------
Total Fund operating
  expenses (a)(b)           2.62%     3.28%       3.26%    2.82%     4.78%
                           =====     =====       =====     =====     =====
Waiver and/or expense
  reimbursement (c)        (.97)%    (.93)%      (.91)%   (.97)%   (3.43)%
                            =====     =====       =====     =====    =====
Net Expenses                1.65%     2.35%       2.35%    1.85%     1.35%
                           =====     =====       =====     =====     =====




                                        Examples
------------------------------------------------------------------------------------------------
                                                                                        Advisor
                    Class A    Class B+   Class B++     Class C+   Class C++   Class R  Class
                    --------   --------   ---------     --------   ---------   -------  --------
After 1 Year        $    586    $   638     $  238      $    338   $   238    $  188  $   137
After 3 Years (d)   $  1,117    $ 1,123     $  923      $    919   $   919    $  782  $ 1,131
After 5 Years (d)   $  1,673    $ 1,632     $1,632      $  1,624   $ 1,624    $1,403  $ 2,128
After 10 Years (d)  $  3,185    $ 3,362(e)  $3,362(e)   $  3,496   $ 3,496    $3,077  $ 4,641





               Operating Expenses
------------------------------------------------------------------
AllianceBernstein
International Portfolio
                          Class A   Class B   Class C      Class R
                          -------   -------   -------      -------

Management fees              .96%      .96%      .96%         .96%
Distribution and/or
  service (12b-1) fees       .30%     1.00%     1.00%         .50%
Other expenses (f)           .43%      .43%      .43%         .43%
                           -----     -----     -----       -------
Total Fund operating
  expenses (b)(f)           1.69%     2.39%     2.39%        1.89%
                           =====     =====     =====         =====




                                        Examples
-------------------------------------------------------------------------------
                 Class A   Class B+   Class B++   Class C+   Class C++  Class R
                 -------  ----------  ---------- ---------- ----------- -------

After 1 Year     $  589     $  642     $  242      $  342      $  242   $  192
After 3 Years    $  935     $  945     $  745      $  745      $  745   $  594
After 5 Years    $1,304     $1,275     $1,275      $1,275      $1,275   $1,021
After 10 Years   $2,338     $2,553(e)  $2,553(e)   $2,726      $2,726   $2,212




               Operating Expenses
------------------------------------------------------
AllianceBernstein
Tax-Managed
International Portfolio
                           Class A   Class B   Class C
                           -------   -------   -------

Management fees              .93%      .93%        .93%
Distribution and/or
  service (12b-1) fees       .30%     1.00%       1.00%
Other expenses (f)           .42%      .42%        .42%
                           -----     -----       -----
Total Fund operating
  expenses (f)              1.65%     2.35%       2.35%
                           =====     =====       =====




                                     Examples
----------------------------------------------------------------------
                Class A   Class B+   Class B++   Class C+   Class C++
               -------   --------   ----------  ---------  ----------

After 1 year    $  586     $  638     $  238       $  338      $  238
After 3 years   $  923     $  933     $  733       $  733      $  733
After 5 years   $1,284     $1,255     $1,255       $1,255      $1,255
After 10 years  $2,296     $2,512(e)  $2,512(e)    $2,686      $2,686



--------------------------------------------------------------------------------
(a)  Total fund operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces the Fund's advisory fee to .65%.
(b) The expense information for Class R shares of the Fund is based on estimated expenses because the Class R shares have not yet commenced operations.
(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 1.65% for Class A shares, 2.35% for Class B and C shares, 1.85% for Class R shares and 1.35% for Advisor Class shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.
(d) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Fund expenses is not extended beyond its current period.
(e)  Assumes Class B shares convert to Class A shares after 8 years.
(f)  Based on estimated expenses.
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.

--------------------------------------------------------------------------------
                        SALES CHARGE REDUCTION PROGRAMS
--------------------------------------------------------------------------------

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs are contained in a Fund's SAI or on our website at www.Alliancecapital.com.

o  Breakpoints

   The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o  Breakpoints Offered by the AllianceBernstein Mutual Funds

   The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

   Quantity Discounts--Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

   The sales charge schedule of Class A share Quantity Discounts is as follows:

   Less than $100,000                       4.25%

   $100,000 but less than $250,000          3.25%

   $250,000 but less than $500,000          2.25%

   $500,000 but less than $1 million        1.75%

   $1 million and above                     0.00*

* Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

   Rights of Accumulation--Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

   Combined Purchase Privileges--Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it is important to let your broker(s) know about all your accounts that may be combined for these privileges.

   Letter of Intent--Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments, the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o  Other Sales Charge Waivers

   The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in a Fund's SAI. These programs apply to certain types of investors, for example, certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable CDSCs, which are described in a Fund's SAI.

For more information, please refer to your Fund's SAI, call your financial advisor or visit our website at www.Alliancecapital.com.

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                           PURCHASE AND SALE OF SHARES
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HOW THE FUNDS VALUE THEIR SHARES
The Funds' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value. Because the International Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV for an International Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a CDSC. See Distribution Arrangements, for details.

HOW TO BUY SHARES
Class A, Class B and Class C Shares
You may purchase a Fund's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Minimum investment amounts are:

         --Initial:                         $ 1,000
         --Subsequent:                      $    50
         --Automatic Investment Program:    $    25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.

Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares". Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

Class R Shares
Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts on the books of a Fund. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, Individual 403(b) plans and AllianceBernstein sponsored retirements products.

Advisor Class Shares
You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution fees. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that are purchased directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Generally, a fee based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. A Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

General
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Subscription Application.

Right To Restrict, Reject Or Cancel Purchase And Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive Or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc. ("AGIS") each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations On Ability To Detect And Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated With Excessive Or Short Duration Trading Generally.
While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

Risks Resulting From Imposition Of Account Blocks In Response To Excessive Or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee based program or employee benefit plan to sell your shares, you should contact your financial representative.

o  Selling Shares Through Your Broker or Financial Representative

Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o  Selling Shares Directly to the Fund

By Mail:


   --Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

   --For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230

   --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

   --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

   --A telephone redemption request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

   --If you have selected electronic funds transfer in your Subscription
     Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

   --Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

   --Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.




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                            DISTRIBUTION ARRANGEMENTS
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Share Classes. AllianceBernstein U.S. Large Cap Portfolio offers five classes of shares, AllianceBernstein International Portfolio offers four classes of shares and AllianceBernstein Tax-Managed International Portfolio offers three classes of shares through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans." In addition, the SAIs contain more information relating to waivers of sales charges and CDSCs.

Class A Shares--Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price which is NAV plus an initial sales charge as follows:

                          Initial Sales Charge

                              As % of       As % of
                            Net Amount     Offering
Amount Purchased             Invested       Price
--------------------------------------------------------------------------------
Up to $100,000                 4.44%         4.25%
$100,000 up to $250,000        3.36          3.25
$250,000 up to $500,000        2.30          2.25
$500,000 up to $1,000,000      1.78          1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                  Years Since Purchase         CDSC
                  First                         4.0%
                  Second                        3.0%
                  Third                         2.0%
                  Fourth                        1.0%
                  Fifth                         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares 8 years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

CLASS R SHARES--CERTAIN GROUP RETIREMENT PLANS
Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

ADVISOR CLASS SHARES--FEE BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

GENERAL
Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                 Distribution and/or Service (Rule 12b-1) Fees
                 (As a Percentage of Aggregate Average Daily Net Assets)
Class A                              .30%
Class B                             1.00%
Class C                             1.00%
Class R                              .50%
Advisor Class                        None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of 8 years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to your financial representative. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Your financial representative, dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."

You should consult your financial representative to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See a Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Financial Intermediaries, including your financial intermediary, receive a variety of payments from the Funds, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Funds for costs incurred in conducting training and educational meetings about the Funds for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Funds for costs incurred in hosting client seminars where the Funds are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Funds for providing related sub-transfer agency and other services. Such expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses."

Although the Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the Plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and the SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A
Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1-year CDSC on redemptions if the plan terminates a Fund as an investment option within 1 year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the SAI. For Funds that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.

CLASS C
Class C shares are available to group retirement plans with plan level assets of less than $1 million.


CLASS R
Class R shares are available to certain group retirement plans with plan assets of at least $1 million but not more than $10 million. Class R shares carry no front-end sales charge or CDSC but are subject to a .50% Rule 12b-1 distribution fee.

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1 million and $10 million should purchase Class R shares.



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                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Depositary receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES
Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES AND INDEXES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE index is Morgan Stanley Capital International Inc.'s market capitalization index that is designed to measure stock market performance of 21 countries within Europe, Australia and the Far East.

Moody's is Moody's Investors Service, Inc.

Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

Russell 1000(TM) Growth Index measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher growth values.

Russell 1000(TM) Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

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                            DESCRIPTION OF THE FUNDS
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This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

   o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

   o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

   o Additional descriptions of each Fund's strategies, investments and risks may be found in the Fund's SAI.

   o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.

   o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote and, (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
AllianceBernstein U.S. Large Cap Portfolio
AllianceBernstein U.S. Large Cap Portfolio seeks long-term growth of capital by investing primarily in the equity securities of U.S. companies. In managing the Fund, Alliance diversifies the investment portfolio between the growth and value equity investment styles. Alliance selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, Alliance seeks to provide the highest level of long-term return given the associated levels of risk.

Under normal circumstances, the Fund will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalizations at the time of investment within the range of the market capitalization of companies included in the Russell 1000TM Index. For purposes of this policy, net assets include any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

Within each investment discipline, Alliance draws on the capabilities of separate investment teams. The growth stocks in the portfolio are selected by the Large Cap Growth investment team. This team emphasizes equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

The Large Cap Growth investment process relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of these companies, including an in-depth understanding of their products, services, markets and competition and a good knowledge of the management of those companies.

Alliance's analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Alliance expects the average market capitalization of the growth stocks selected for inclusion in the portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index. The value stocks used in the portfolio are selected by Bernstein's Large Cap Value investment team. This team selects stocks using a fundamental value approach to identify securities that are undervalued. This approach to equity investing generally
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defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability.

The Large Cap Value investment team relies on Bernstein's large internal value research staff of company and industry analysts to follow a research universe of approximately 700 companies with larger capitalizations. For each company in the research universe, the present value of the company's future cash flow, as forecast by Bernstein analysts, is compared to the current price of the company's stock.

The value research staff identifies and quantifies the critical variables that influence a business's performance, analyzes the results in order to forecast each company's long-term prospects and meets regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio Construction Process
The portfolio construction process is designed to develop a single portfolio, efficiently diversified between the growth and value equity investment styles, which seeks to provide the highest level of long-term return given the associated levels of risk. The process begins with the identification of the most attractive growth and value stocks from the Large Cap Growth and Large Cap Value research teams. Alliance, using the investment process described above, ranks each of the stocks in the Large Cap Growth universe from most to least attractive. Bernstein also ranks the stocks in the Large Cap Value universe.

Alliance then applies its proprietary portfolio construction process to the securities across both investment disciplines. The process uses the S&P 500 Index as its benchmark and develops a single unified portfolio that is designed to provide an efficiently diversified portfolio of the 45-60 most attractive growth and value stocks. This portfolio focuses on the best ideas from the growth and value investment teams and is then reviewed to ensure that the weightings in the final portfolio are appropriate. Alliance reviews the portfolio at least weekly and more frequently when conditions warrant. The process targets 50% of the value of the portfolio to growth stocks and 50% to value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be up to 60%-40%.

The Fund also may:

   o invest up to 10% of its net assets in convertible securities;

   o invest up to 20% of its total assets in foreign securities;

   o enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

   o buy or sell options on foreign currencies and enter into forward foreign currency exchange contracts;

   o purchase and sell exchange-traded index options;

   o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

   o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such sales;

   o invest up to 5% of its total assets in rights or warrants;

   o enter into repurchase agreements;

   o invest up to 15% of its net assets in illiquid securities; and

   o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned).

AllianceBernstein International Portfolio
AllianceBernstein Tax-Managed International Portfolio
The investment objective of each of the International Funds is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The AllianceBernstein International Portfolio is managed without regard to tax considerations, while the AllianceBernstein Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders.

Each of the International Funds will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The International Funds diversify their investments among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the International Funds will invest in companies in at least three countries (and normally substantially more) other than the United States. The International Funds also diversify the investment portfolios between growth and value equity investment styles. Alliance selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, Alliance draws on the capabilities of separate investment teams.

Alliance selects the International Funds' international growth stocks using Alliance's international growth investment discipline. The International Growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings-growth prospects.

Alliance's Bernstein unit selects the International Funds' international value stocks using Bernstein's fundamental international value investment discipline. In selecting stocks for the International Funds, the Bernstein International Value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of each of the International Funds will consist of international value stocks and 50% will consist of international growth stocks. Alliance will rebalance the portfolio of each International Fund as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the portfolio of each International Fund will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be up to 40%-60%.

The International Funds will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). If research determines the need to hedge a portion of the currency risk, the International Funds will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Funds will also purchase foreign currency for cash settlement in order to purchase foreign securities. In addition, each of the International Funds will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Fund to the equity markets. The International Funds may also make investments in less developed or emerging equity markets.

The AllianceBernstein International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

The AllianceBernstein Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, Alliance may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, Alliance may sell securities in the Fund with the highest cost basis. Alliance may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, Alliance will consider whether, in its judgment, the risk of continued exposure on the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

Making Investment Decisions for the International Funds
To solve the complex problems of stock valuation, Alliance devotes considerable resources to research. Its business is investment research and management, and it has developed proprietary and innovative means of improving investment decision making.

To minimize the emotional aspects of decision making under uncertainty, Alliance strives to apply its valuation tools in a consistent and disciplined fashion. Alliance's research is applied within a blended-style, growth-and-value-oriented framework. Investment decision making is disciplined, centralized and highly systematic.

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. Alliance selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision making for the International Funds is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of Alliance's International Growth and Value research teams.

Alliance selects the International Funds' international growth stocks using its research-driven international growth investment discipline. In selecting stocks, the International Growth investment team seeks to identify companies with superior earnings-growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, Alliance has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Alliance's international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management, superior industry positions and excellent balance sheets can contribute to substantially above-average future earnings growth. The International Growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Bernstein selects the International Funds' international value stocks using Bernstein's research-driven investment discipline. In selecting stocks, the Bernstein International Value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Bernstein's international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Each of the International Funds also may:

   o enter into repurchase agreements and reverse repurchase agreements;


   o invest up to 15% of its net assets in illiquid securities; and

   o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned).

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

   The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the International Funds, which may enter into swap transactions with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) from any one nationally recognized statistical rating organization and are on Alliance's approved list of swap counterparties for that Fund.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded. Under certain circumstances, the International Funds may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. Alliance will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Funds and the flexibility of these Funds to purchase additional securities.

A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). AllianceBernstein U.S. Large Cap Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). AllianceBernstein U.S. Large Cap Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The International Funds also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Neither of the International Funds will write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets.

Hybrid Instruments. As part of its investment program and to maintain greater flexibility, each International Fund may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indices or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. Neither of the International Funds will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to exploit mispricing in the bond or currency markets. The Funds do not intend to use these transactions in a speculative manner.

No International Fund will use swaps to leverage the Fund. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The International Funds will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on Alliance's approved list of swap counterparties for that Fund.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge. The International Funds may not write call options for cross-hedging purposes.

The International Funds may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the International Funds may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Neither of the International Funds will write any option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by Alliance, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible securities, which generally provide a stable stream of income with yields that are generally higher than those of common stock of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying common stock, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. AllianceBernstein U.S. Large Cap Portfolio will not make forward commitments if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize its full value upon sale. Alliance will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities generally will not be treated as "illiquid" for purposes of this limit on investments if they meet liquidity guidelines established by the Board of Directors.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to the length of time the securities may be held or the manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. Repurchase agreements may be entered into by an International Fund with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) pertaining only to U.S. Government securities.

Reverse Repurchase Agreements. The International Funds may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Fund, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. An International Fund may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one-third of the Fund's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Fund's opportunity for gain and risk of loss for a given fluctuation in the value of the Fund's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite part fail financially.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. The International Funds may only make short sales "against the box". A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the AllianceBernstein U.S. Large Cap Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. For temporary defensive purposes, the International Funds may only invest in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. While a Fund invests for temporary defensive purposes, it may not meet its investment objective.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.


ADDITIONAL RISK CONSIDERATIONS

Investment in the Fund involves the special risk considerations described below.

Currency Considerations. The Fund may receive a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the

United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Leverage. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The International Funds may create leverage by using reverse repurchase agreements or derivatives, or by borrowing money for temporary or emergency purposes.

U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


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                             MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER
The Funds' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 2003 totaling approximately $438 billion (of which approximately $156 billion represented assets of investment companies). As of September 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide.
The 52 registered investment companies managed by Alliance, comprising
128 separate investment portfolios, currently have approximately
7.2 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                   Fee as a
                                 percentage of
                                average daily       Fiscal
Fund                              net assets      Year Ended
----                              -----------      ---------
AllianceBernstein
   U.S. Large Cap Portfolio          .18%*           6/30/03
AllianceBernstein
   International Portfolio           .96             9/30/03
AllianceBernstein
   Tax-Managed
   International Portfolio           .93             9/30/03

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* Fee stated net of any waivers and/or reimbursements. See the subsection "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of a Fund. Alliance may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including a Fund. When two or more of the clients of Alliance (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The portfolio manager for AllianceBernstein U.S. Large Cap Portfolio is Seth J. Masters. Mr. Masters is supported by a team of research analysts and portfolio managers who provide input and analysis on the stocks in the portfolio. Mr. Masters is Senior Vice President and Chief Investment Officer for Style Blend Services at Alliance Capital Management Corporation with which he has been associated since 2000. Mr. Masters previously served in the same capacity at Sanford C. Bernstein & Co., since prior to 1999. Investment decisions for the International Funds are made by investment policy groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the investment policy groups.


PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

As described in this Prospectus, Alliance diversifies the investment portfolio of the AllianceBernstein International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the AllianceBernstein International Portfolio will consist of international value stocks and 50% will consist of international growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

Alliance has substantial experience in managing client portfolios using each of these investment disciplines. Presented below in Tables 1 and 2 is historical performance information for Alliance's international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the AllianceBernstein International Portfolio are managed.

Alliance's history of managing client portfolios using the growth and value investment disciplines began in January 1991 for growth and July 1992 for value. Tables 1 and 2 below set forth the details of Alliance's performance in managing portfolios using each of these styles.

Certain of the investment teams employed by Alliance in managing the AllianceBernstein International Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same international value and international growth disciplines as those applicable to the portions of the AllianceBernstein International Portfolio they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the AllianceBernstein International Portfolio, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by Alliance relating to the Historical Accounts managed by investment teams that manage the AllianceBernstein International Portfolio's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through December 31, 2003. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein International Portfolio, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the AllianceBernstein International Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

Alliance has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for international value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for international growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein International Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein International Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein International Portfolio's shareholders of sales charges and income taxes.

The performance data below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against the MSCI EAFE Index. The MSCI EAFE Index is an international unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

The performance of the AllianceBernstein International Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein International Portfolio's assets and by Alliance's allocation of the AllianceBernstein International Portfolio's portfolio between the two investment teams. If either or both of the investment teams employed by Alliance in managing the AllianceBernstein International Portfolio were to perform relatively poorly, and/or if Alliance were to allocate more of the AllianceBernstein International Portfolio's portfolio to a relatively poorly performing investment team, the performance of the AllianceBernstein International Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein International Portfolio.

Table 1 presents the historical performance for Alliance's international growth investment discipline ("Growth Composite"). The performance information set forth in Table 1 does not represent the performance of the AllianceBernstein International Portfolio.

Table 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns

                              [BAR CHART OMITTED]

                                        One Year     Three Years       Five Years       10 Years      Since Inception (12/31/90)
Growth Composite                         31.98%         -2.94%            1.95%           5.60%                 6.67%
MSCI EAFE Index                          38.59%         -2.91%           -0.05%           4.47%                 5.56%
Premium/Discount to MSCI EAFE Index      -6.61%         -0.03%            2.00%           1.13%                 1.11%

Periods ended December 31, 2003.
Past performance is no guarantee of future results.


Table 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Table 2 does not represent the performance of the AllianceBernstein International Portfolio.


Table 2
BERNSTEIN INTERNATIONAL
VALUE COMPOSITE
Average Annual Total Returns

                              [BAR CHART OMITTED]

                                               One Year    Three Years      Five Years      10 Years     Since Inception (06/30/92)
International Value Composite                   40.16%        4.58%           6.25%          8.63%               9.88%
MSCI EAFE Index                                 38.59%       -2.91%          -0.05%          4.47%               6.23%
Premium/Discount to MSCI EAFE Index              1.57%        7.49%           6.30%          4.16%               3.65%

Periods ended December 31, 2003.
Past performance is no guarantee of future results.


The above performance data are provided solely to illustrate Alliance's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the AllianceBernstein International Portfolio. Other methods of computing returns may produce different results, and the results for different periods will vary.

Legal Proceedings. As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing AllianceBernstein U.S. Large Cap Portfolio. Please see the subsection "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" for a description of the reduced fee. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG; however, it is not expected that the AllianceBernstein International Portfolio or the AllianceBernstein Tax-Managed International Portfolio will have their advisory fees reduced pursuant to a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Blended Style Series, Inc., of which AllianceBernstein U.S. Large Cap Portfolio is a series, (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including AllianceBernstein Blended Style Series, Inc.; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. Whether distributions of gains are taxable to you at long-term capital gains rates or short-term capital gains rates will not depend on your holding period in shares of the Fund, but rather on the Fund's holding period in assets giving rise to the gains.

Under the provisions of recently enacted tax legislation, the maximum long-term capital gains rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. Each Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, a Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the AllianceBernstein U.S. Large Cap Portfolio's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request. The financial highlights table does not include information for the International Funds because they have not commenced operations.

                                                      Income from Investment Operations                    Less: Dividends
                                              -------------------------------------------------   ----------------------------------
                                                                    Net Gains or
                                                                      Losses on
                                                Net Investment        Securities     Total from   Dividends from
                           Net Asset Value,         Income         (both realized    Investment   Net Investment    Net Asset Value,
  Fiscal Year or Period   Beginning of Period   (Loss) (b)(c)      and unrealized)   Operations       Income         End of Period
  ---------------------   --------------------  ---------------   ----------------- ------------ -----------------  ----------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   7/15/02 (a) - 6/30/03....    $10.00             $ .02                 $.68             $.70         $(.02)           $10.68
   Class B
   7/15/02 (a) - 6/30/03....    $10.00             $(.04)                $.67             $.63         $(.01)           $10.62
   Class C
   7/15/02 (a) - 6/30/03.....   $10.00             $(.04)                $.67             $.63         $(.01)           $10.62
   Advisor Class
   7/15/02 (a) - 6/30/03....    $10.00             $ .04                 $.69             $.73         $(.02)           $10.71











                            Less Dividends
  Fiscal Year or Period     Total Return(d)
  ---------------------   -------------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   7/15/02 (a) - 6/30/03....    6.96%
   Class B
   7/15/02 (a) - 6/30/03....    6.25%
   Class C
   7/15/02 (a) - 6/30/03....    6.25%
   Advisor Class
   7/15/02 (a) - 6/30/03....    7.32%


--------------------------------------------------------------------------------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Net of fees and expenses waived/reimbursed by Alliance.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

                                                                    Ratios/Supplemental Data
                                      ---------------------------------------------------------------------------------------
                                                                       Ratio of Expenses
                                                        Ratio of         to Average Net     Ratio of Net
                                       Net Assets,      Expenses         Assets, before     Income (Loss)
                                      End of Period     to Average          waivers/           to Average       Portfolio
  Fiscal Year or Period              (000's omitted)   Net Assets(e)    reimbursements(e)   Net Assets(c)(e)    Turnover Rate
  ---------------------               ---------------- ---------------  -----------------   ----------------  ----------------
AllianceBernstein
U.S. Large Cap Portfolio
   Class A
   7/15/02 (a) - 6/30/03....                $37,789           1.65%               2.62%            .20%              25%
   Class B
   7/15/02 (a) - 6/30/03....                $47,963           2.35%               3.28%          (.50)%              25%
   Class C
   7/15/02 (a) - 6/30/03....                $28,806           2.35%               3.26%          (.47)%              25%
   Advisor Class
   7/15/02 (a) - 6/30/03....                $ 7,263           1.35%               4.78%            .48%              25%


--------------------------------------------------------------------------------
Please refer to footnotes on page 38.


For more information about the Funds, the following documents are available upon request:

   o Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

   o Statement of Additional Information (SAI)


Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make shareholder inquiries of the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:          c/o Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information:  (800) 221-5672
                  For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.



--------------------------------------------------------------------------------
Privacy Notice
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------


SEC File No: U.S. Large Cap              811-21081
             International               811-5555
             Tax-Managed International   811-5555



                                                               ABBLENDLCPPRO0204



SANFORD C. BERNSTEIN FUND, INC.

PROSPECTUS
February 2, 2004





Foreign-Stock Portfolio
--------------------------------------------------------------------------------

International

Fixed-Income Portfolios
--------------------------------------------------------------------------------


Short Duration Plus
Intermediate Duration



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
--------------------------------------------------------------------------------

Introduction .............................................................  1

International Portfolio ..................................................  2
Short Duration Plus ......................................................  6
Intermediate Duration .................................................... 10

Additional Information About Principal Investment Strategies and Risks ... 14 Additional Investment Information, Special Investment Techniques and
  Related Risks .......................................................... 16
Prior Performance of Similarly Managed Accounts .......................... 25
Fund Management .......................................................... 27
Pricing Portfolio Shares ................................................. 29
Participating in Your Plan ............................................... 29
Dividends, Distributions and Taxes ....................................... 31
Financial Highlights ..................................................... 32

Introduction
--------------------------------------------------------------------------------


This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three (3) of the twelve
(12) Portfolios of Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio (the "Portfolios"). A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this Prospectus.

Alliance Capital Management L.P. is the investment manager of the Funds. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."

Before investing in any Portfolio of the Funds, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the foreign-stock Portfolio, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).



-------------------------------------------------------------------------------
                                                  Prospectus--February 2, 2004 1

International Portfolio
--------------------------------------------------------------------------------

Investment Objective


To provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.


Principal Investment Strategies

The International Portfolio will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, we draw on the capabilities of separate investment teams.


The Portfolio's international growth stocks are selected using Alliance's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks.

We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be up to 40%-60%. The International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of the International Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.


The International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

--------------------------------------------------------------------------------
2

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.


Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant. Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.


It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

Other foreign investment risks include:

o   the availability of less public information on issuers of securities

o   less governmental supervision of brokers and issuers of securities

o   lack of uniform accounting, auditing and financial-reporting standards

o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

o   the imposition of foreign taxes

o   high inflation and rapid fluctuations in inflation rates

o   less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

o   the costs of currency exchange

o   higher brokerage commissions in certain foreign markets

o   the expense of maintaining securities with foreign custodians

Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the


--------------------------------------------------------------------------------
                                                  Prospectus--February 2, 2004 3

--------------------------------------------------------------------------------

desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance


The returns shown below in the bar charts and the tables are for the International Portfolio using an all-value investment style. In September 2003, the investment style of the Portfolio changed from all-value to a blend of growth and value. The bar charts show the performance of the Portfolio for each full calendar year since inception. The tables show how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.



================================================================================
INTERNATIONAL PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

2000              2001              2002                2003
--------------------------------------------------------------------------------
-2.97%          -12.92%            -8.84%             39.35%

   Best and Worst Quarters
--------------------------------------------------------------------------------
                              Quarter Ended    Total Return
--------------------------------------------------------------------------------
   Best Quarter                06/30/03            24.94%
   Worst Quarter               09/30/02           -21.95%

   Average Annual Total Returns
--------------------------------------------------------------------------------

                             For Periods Ended December 31, 2003
                                One Year     Since Inception*
--------------------------------------------------------------------------------
   International Portfolio
     Returns Before Taxes       39.35%              3.73%
     Returns After Taxes on
       Distributions+           39.34%              2.01%
     Returns After Taxes on
       Distributions and Sale
       of Portfolio Shares+     26.01%              2.18%
   MSCI EAFE Index              38.59%             -1.20%++

*   The Portfolio commenced operations on April 30, 1999.

+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

++  Since May 1, 1999, the first full month after Portfolio inception (April 30,
    1999)


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

      Fee Table
      --------------------------------------------------------------

                                                                   International
                                                                     Portfolio
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases                None
               Sales Charge (Load) Imposed on Reinvested Dividends     None
               Deferred Sales Charge (Load)                            None
               Redemption Fees                                         None
               Exchange Fees                                           None
               Maximum Account Fee                                     $100(1)

      --------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                         0.96%
               Distribution (12b-1) Fees                               None
               Other Expenses
                  Shareholder Servicing Fees                           0.25%
                  All Other Expenses                                   0.08%
      Total Annual Portfolio Operating Expenses                        1.29%


      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


       -------------------------------------------------------------------------
       EXAMPLE
                           This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                           The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Yr.                       $ 127              $ 131

                           3 Yrs. (cum.)               $ 397              $ 409

                           5 Yrs. (cum.)               $ 686              $ 708

                           10 Yrs. (cum.)             $1,511             $1,556


--------------------------------------------------------------------------------
                                                  Prospectus--February 2, 2004 5

Short Duration Plus Portfolio
--------------------------------------------------------------------------------
Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

o   lower rated securities or comparable unrated securities;

o   debt securities with longer maturities;

o   debt securities paying no current interest, such as zero coupon securities;
    or

o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

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6

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Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

   Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

   Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

   Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


--------------------------------------------------------------------------------
                                                  Prospectus--February 2, 2004 7

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.


SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

1994     1995     1996   1997    1998    1999    2000     2001     2002   2003
--------------------------------------------------------------------------------
0.55%   10.10%   4.79%   5.54%   5.93%  3.78%    6.32%    8.35%    5.09   2.57%

   Best and Worst Quarters
--------------------------------------------------------------------------------

                              Quarter Ended    Total Return
--------------------------------------------------------------------------------
   Best Quarter                09/30/01             3.16%
   Worst Quarter                3/31/94            -0.31%

   Average Annual Total Returns
--------------------------------------------------------------------------------

                                 For Years Ended December 31, 2003
                             One Year    Five Years   Ten Years
--------------------------------------------------------------------------------
   Short Duration Plus
     Returns Before Taxes     2.57%        5.20%         5.27%
     Returns After Taxes on
       Distributions*         1.58%        3.35%         3.21%
     Returns After Taxes on
       Distributions and Sale
       of Portfolio Shares*   1.66%        3.27%         3.19%
   Merrill Lynch 1-3 Year
   Treasury Index             1.90%        5.37%         5.68%


 * After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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8

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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------
                                                                  Short Duration
                                                                  Plus Portfolio
      SHAREHOLDER FEES
               (fees paid directly from your investment)

               Sales Charge (Load) Imposed on Purchases              None
               Sales Charge (Load) Imposed on Reinvested Dividends   None
               Deferred Sales Charge (Load)                          None
               Redemption Fees                                       None
               Exchange Fees                                         None
               Maximum Account Fee                                   $100(1)
--------------------------------------------------------------------
      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

               Management Fees                                       0.50%
               Distribution (12b-1) Fees                             None
               Other Expenses
                  Shareholder Servicing Fees                         0.10%
                  All Other Expenses                                 0.07%
      Total Annual Portfolio Operating Expenses                      0.67%


      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


--------------------------------------------------------------------
      EXAMPLE
               This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Yr.                                                     $ 68

                 3 Yrs. (cum.)                                             $214

                 5 Yrs. (cum.)                                             $373

                 10 Yrs. (cum.)                                            $835


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 9

Intermediate Duration Portfolio
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

o   lower rated securities or comparable unrated securities;

o   debt securities with longer maturities;

o   debt securities paying no current interest, such as zero coupon securities;
    or

o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


10
--------------------------------------------------------------------------------

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

   Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

   Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

   Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 11

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

================================================================================

INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns
--------------------------------------------------------------------------------

1994    1995    1996    1997    1998    1999     2000     2001     2002    2003
--------------------------------------------------------------------------------
-3.15% 17.83%   3.58%   7.66%   6.87%   0.64%    8.37%   7.19%    7.16%   5.10%


   Best and Worst Quarters
--------------------------------------------------------------------------------

                              Quarter Ended    Total Return
--------------------------------------------------------------------------------
   Best Quarter                 6/30/95             5.61%
   Worst Quarter                3/31/94            -2.30%

   Average Annual Total Returns
--------------------------------------------------------------------------------

                                 For Years Ended December 31, 2003

                            One Year     Five Years     Ten Years
   Intermediate Duration
     Returns Before Taxes     5.10%        5.65%         6.00%
     Returns After Taxes on
       Distributions*         3.80%        3.60%         3.61%
     Returns After Taxes on
       Distributions and Sale
       of Portfolio Shares*   3.30%        3.52%         3.59%
   Lehman Brothers
   Aggregate Bond Index       4.10%        6.62%         6.95%


 * After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

       Fee Table
       --------------------------------------------------------------

                                                                 Intermediate
                                                              Duration Portfolio
       SHAREHOLDER FEES
                (fees paid directly from your investment)

                Sales Charge (Load) Imposed on Purchases             None
                Sales Charge (Load) Imposed on Reinvested Dividends  None
                Deferred Sales Charge (Load)                         None
                Redemption Fees                                      None
                Exchange Fees                                        None
                Maximum Account Fee                                  $100(1)

       --------------------------------------------------------------
       ANNUAL PORTFOLIO OPERATING EXPENSES
            (expenses that are deducted from Portfolio assets)

                Management Fees                                      0.47%
                Distribution (12b-1) Fees                            None
                Other Expenses
                   Shareholder Servicing Fees                        0.10%
                   All Other Expenses                                0.04%
       Total Annual Portfolio Operating Expenses                     0.61%

       (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.


---------------------------------------------------------------------
       EXAMPLE
                This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Yr.                                                   $ 62

                3 Yrs. (cum.)                                           $195

                5 Yrs. (cum.)                                           $340

                10 Yrs. (cum.)                                          $762


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 13

Additional Information About
Principal Investment Strategies and Risks
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. For the International Portfolio our research is applied within a blended-style, growth-and-value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.


The Fixed-Income Portfolios: To identify attractive bonds for these Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.


The International Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for this Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolio's international growth stocks are selected using Alliance's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management, superior industry positions and excellent balance sheets can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the

--------------------------------------------------------------------------------
14

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incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant the International Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: The investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques and Related Risks

Foreign Currency Transactions
The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.


Under certain circumstances, the International Portfolio may commit a substantial portion of the entire value of its Portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of this Portfolio and the flexibility of the Portfolio to purchase additional securities.



--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 15

Additional Information About
Principal Investment Strategies and Risks (cont'd)
--------------------------------------------------------------------------------

Futures Contracts and
Options on Futures Contracts

The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


Additional Investment Information,
Special Investment Techniques and Related Risks
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Portfolio holdings are detailed in the Fund's financial statements, which are sent to the Fund's shareholders twice a year.

Additional investments, strategies and practices permitted; details in the Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Short Duration Plus and Intermediate Duration Portfolios

Interest Only/Principal Only Securities

The Short Duration Plus and Intermediate Duration Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Obligations of Supranational Agencies
The Short Duration Plus and Intermediate Duration Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 3 and 7).


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16

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Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in variable rate demand notes ("VRDN") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Short Duration Plus and the Intermediate Duration Portfolios may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 17

Additional Investment Information,
Special Investment Techniques and Related Risks (cont'd)
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makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives
The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

 o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

 o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

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 o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps, in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

   The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Hybrid Investments." No Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

 o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of


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                                                 Prospectus--February 2, 2004 19

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   the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

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A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indices or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. Each of the Short Duration Plus Portfolio and the Intermediate Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Short Duration Plus and Intermediate Duration Portfolios do not intend to use these transactions in a speculative manner. The International Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments


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for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may lend up to 30% of its total assets; the International Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond


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prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Additional Risk Considerations

Fixed-Income Securities

The value of each of the Short Duration Plus and Intermediate Duration Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or


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rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.


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Prior Performance Of Similarly
Managed Accounts
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As described in this Prospectus, we diversify the investment portfolio of the International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the International Portfolio will consist of international value stocks and 50% will consist of international growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began in January 1991 for growth and July 1992 for value. Displays 1 and 2 set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the International Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same international value and international growth disciplines as those applicable to the portions of the International Portfolio they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the International Portfolio, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the International Portfolio's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through December 31, 2003. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the International Portfolio, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the International Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for international value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for international growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

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                                                 Prospectus--February 2, 2004 25

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Managed Accounts (cont'd)
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Display 1 presents the historical performance for Alliance's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolio.

   Display 1
   ALLIANCE INTERNATIONAL GROWTH COMPOSITE
   Average Annual Total Returns
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31.98% 38.59% -6.61%   -2.94% -2.91% -0.03%   1.95% -0.05% 2.00%
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     One Year                Three Years          Five Years


 5.60% 4.47% 1.13%     6.67% 5.56% 1.11%
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       10 Years     Since Inception (12/90)


   Periods ended December 31, 2003
   Past performance is no guarantee of future results.



Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International Portfolio.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns
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40.16% 38.59% 1.57%   4.58% -2.91% 7.49%   6.25% -0.05% 6.30%
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     One Year             Three Years          Five Years


  8.63% 4.47% 4.16%    9.88% 6.23% 3.65%
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       10 Years     Since Inception (06/92)


   Periods ended December 31, 2003
   Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolio was managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio has been managed using both the Manager's international growth and international value investment disciplines.

The above performance data are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the International Portfolio. Other methods of computing returns may produce different results, and the results for different periods will vary.


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Fund Management
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The investment manager of the Funds is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of September 30, 2003, approximately $438 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks and insurance companies worldwide. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

Investment decisions for each Portfolio are made by Investment Policy Groups comprising of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

Certain other clients of the Manager may have investment objectives and policies similar to those of the Funds. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal year ended September 30, 2003, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                          Fee as a percentage of
Portfolio                                average daily net assets
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Short Duration Plus                                  .50%

Intermediate Duration                                .47%

International                                        .96%

Shareholder Servicing

Alliance provides SCB with shareholder servicing services. For these services, Alliance charges the Short Duration Plus Portfolio and the Intermediate Duration Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and the International Portfolio an annual fee of 0.25% of such Portfolio's average daily net assets.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.

Additional Information Regarding Alliance

Legal Proceedings

As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 27

--------------------------------------------------------------------------------

AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG. It is not expected, however, that the advisory fees of the Portfolios will be reduced; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of SCBII (the IndependentDirectors") have inititated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
28

Pricing Portfolio Shares
--------------------------------------------------------------------------------


A Portfolio's net asset value ("NAV") is calculated at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily, 4 pm., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values each Portfolio's securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV for the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares


Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.


Participating in Your Plan
--------------------------------------------------------------------------------


The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that completed information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

o Exchanges are accepted by Bernstein LLC only as permitted by our plan. Your plan administrator can explain how frequently exchanges are allowed.

If you have any questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Policy Regarding Excessive or Short Duration Trading


Purchases of shares of the Fund should be made for investment purposes only. The Fund, as a matter of policy, seeks to prevent patterns of excessive purchases and sales of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase and sale activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The Fund, Alliance and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agent Bernstein LLC, maintains surveillance procedures with respect to purchase and sale activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed a particular monetary threshold within a specified period



--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 29

--------------------------------------------------------------------------------


    of time. Trading activity identified this process, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, each purchase of fund shares in excess of $25,000 followed by a sale within a certain period of time will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control or influence. Monetary thresholds or the surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the Fund or Bernstein LLC, in their sole discretion, to be excessive or short duration trading in nature, the account(s) will be immediately "blocked" with respect to any future purchases. However, in all cases, sales of fund shares back to the Fund will continue to be permitted in accordance with the terms of the Fund's current Prospectus. Accounts that are so blocked will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.


Limitations on Ability to Detect and Curtail Excessive Trading Practices


Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of the Fund on an individual basis. Consequently, the Fund and Bernstein LLC may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the Fund and Bernstein LLC to detect excessive or short duration trading activity in fund shares. It is common for a substantial portion of Fund's shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of the Fund, including the maintenance of any transaction surveillance or account blocking procedures, the Fund and Bernstein LLC consider the information actually available to them at the time.


Risks Associated with Excessive or Short Duration Trading Generally


While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales of shares of the Fund may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales of fund shares may force a Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales of the Fund's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive purchase and sale activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity, it may



--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------


incur increased brokerage and tax costs without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.


Portfolios that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target Portfolios that do not invest primarily in foreign securities. For example, a Portfolio that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy.




Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

The discussion below assumes that all investors in the Portfolios are participants in employer-sponsored retirement or savings plans.

The Short Duration Portfolio and the Intermediate Portfolio intend to declare dividends daily and pay them monthly. The International Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your using the Portfolios as an investment option in an employer-sponsored retirement or savings plan, dividends and capital gains distributions from the Portfolios generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and saving plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.


Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to received dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.


Dividends and interest received by the Portfolios may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.


--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 31

Financial Highlights
-------------------------------------------------------------------------------

Financial
Highlights

Foreign-Stock Portfolio
o  International Portfolio


The financial highlights table is intended to help you understand the financial performance of the International Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.



                                                                                              INTERNATIONAL PORTFOLIO
                                                                      -------------------------------------------------------------
                                                                      Year Ended     Year Ended  Year Ended  Year Ended  Year Ended
                                                                        9/30/03        9/30/02   9/30/01 (a)   9/30/00   9/30/99 (C)
                                                                      ==============================================================

Net asset value, beginning of period                                     $11.95        $14.16      $20.44      $20.11      $19.43
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                                   0.23          0.14        0.18        0.23        0.19
   Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                            4.04         (1.90)      (3.11)       0.31        0.49
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         4.27         (1.76)      (2.93)       0.54        0.68
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                            (0.16)        (0.45)      (0.79)      (0.19)          0
  Distributions from net realized gains                                       0             0       (2.56)      (0.02)          0
  Distributions in excess of net realized gains
    due to timing differences                                                 0             0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.20)        (0.29)      (1.95)      (0.30)      (1.80)
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio transaction fee                                               (0.16)        (0.45)      (3.35)      (0.21)          0
  Net asset value, end of period                                         $16.06        $11.95      $14.16      $20.44      $20.11
------------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                                        36.00%       (13.01)%    (16.95)%      2.72%       3.50%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                            $1,826,667   $ 1,299,449  $1,426,683  $1,907,921  $2,459,123
  Average net assets (000 omitted)                                   $1,572,731   $ 1,539,788  $1,718,245  $2,238,111  $2,397,807
  Ratio of expenses to average net assets                                  1.29%         1.29%       1.28%       1.25%       1.26%*
  Ratio of net investment income to average net assets                     1.63%         0.97%       1.06%       1.09%       2.23%*
  Portfolio turnover rate                                                   28%            67%         45%         24%          9%


------------------------------------------------------------------------------------------------------------------------------------
32


--------------------------------------------------------------------------------
Financial
Highlights


Fixed-Income Portfolios
o  Short Duration Plus Portfolio
o  Intermediate Duration Portfolio


The financial highlights table is intended to help you understand the financial performance of the Short Duration Plus Portfolio and the Intermediate Duration Portfolio for the periods indicated. Certain information reflects financial results


                                                                                        SHORT DURATION PLUS PORTFOLIO
                                                                         -----------------------------------------------------------
                                                                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                           9/30/03     9/30/02   9/30/01 (a)   9/30/00     9/30/99
                                                                         ===========================================================

Net asset value, beginning of period                                     $12.78        $12.69      $12.25      $12.33      $12.53
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                                   0.37          0.50        0.68        0.72        0.67
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                            0.06          0.09        0.44       (0.08)      (0.20)
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         0.43          0.59        1.12        0.64        0.47
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                            (0.37)        (0.50)      (0.66)      (0.72)      (0.67)
  Dividends from tax-exempt net investment income                             0             0           0           0           0
  Distributions from net realized gains                                       0             0           0           0           0
  Distributions in excess of net investment income
    due to timing differences                                                 0             0       (0.01)          0           0
  Distributions in excess of net realized gains
    due to timing differences                                                 0             0       (0.01)          0           0
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.37)        (0.50)      (0.68)      (0.72)      (0.67)
  Net asset value, end of period                                         $12.84        $12.78      $12.69      $12.25      $12.33
------------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                                         3.42%         4.78%       9.40%       5.37%       3.82%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                              $413,100      $397,719    $367,738    $407,516    $557,016
  Average net assets (000 omitted)                                     $408,848      $377,656    $377,112    $490,232    $569,298
  Ratio of expenses to average net assets                                  0.67%         0.67%       0.67%       0.66%       0.65%
  Ratio of expenses to average net assets,
    excluding interest expense                                            0.66%          0.67%       0.67%       0.66%       0.65%
  Ratio of net investment income to average net assets                    2.89%          3.95%       5.48%       5.88%       5.36%
  Portfolio turnover rate                                                  286%           226%        377%        194%         96%


--------------------------------------------------------------------------------
33





--------------------------------------------------------------------------------

for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2003 annual report, which is available upon request.



                                                                                       INTERMEDIATE DURATION PORTFOLIO
                                                                         -----------------------------------------------------------
                                                                         Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                           9/30/03     9/30/02   9/30/01 (a)   9/30/00     9/30/99
                                                                         ===========================================================

Net asset value, beginning of period                                     $13.08        $12.98      $12.51      $12.67      $13.49
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net                                                   0.47          0.59        0.72        0.81        0.77
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                            0.35          0.10        0.47       (0.16)      (0.63)
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         0.82          0.69        1.19        0.65        0.14
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                            (0.47)        (0.59)      (0.68)      (0.81)      (0.76)
  Dividends from tax-exempt net investment income                             0             0           0           0           0
  Distributions from net realized gains                                       0             0           0           0       (0.10)
  Distributions in excess of net investment income
    due to timing differences                                                 0             0       (0.04)          0       (0.03)
  Distributions in excess of net realized gains
    due to timing differences                                                 0             0           0           0       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.47)        (0.59)      (0.72)      (0.81)      (0.96)
  Net asset value, end of period                                         $13.43        $13.08      $12.98      $12.51      $12.67
------------------------------------------------------------------------------------------------------------------------------------
  Total return (b)                                                         6.39%         5.48%       9.80%       5.37%       1.04%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                            $2,402,262    $2,151,988  $2,130,691  $2,041,914  $2,674,408
  Average net assets (000 omitted)                                   $2,249,030    $2,135,339  $2,060,159  $2,298,018  $2,601,959
  Ratio of expenses to average net assets                                  0.61%         0.61%       0.61%       0.60%       0.60%
  Ratio of net investment income to average net assets                     3.55%         4.57%       5.66%       6.48%       5.89%
  Portfolio turnover rate                                                   796%          727%        532%        378%        230%



--------------------------------------------------------------------------------
                                                 Prospectus--February 2, 2004 34

Financial Highlights (notes)
--------------------------------------------------------------------------------
*   Annualized

+   These are the financial highlights of the Municipal Class.

(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Commenced operations April 30, 1999


--------------------------------------------------------------------------------
35

                     This page is intentionally left blank.

--------------------------------------------------------------------------------
                                                                              37

                      FEBRUARY 2, 2004

                      PROSPECTUS

SANFORD C. BERNSTEIN FUND, INC.

INTERNATIONAL PORTFOLIO

SHORT DURATION PLUS PORTFOLIO

INTERMEDIATE DURATION PORTFOLIO

                      Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three (3) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Portfolio, the Short Duration Plus Portfolio and the Intermediate Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

                      The Statement of Additional Information ("SAI") of the Fund includes further information about that Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Prospectus. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call your Bernstein advisor at (212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of this Prospectus at www.bernstein.com.

                      You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call (202) 942-8090 for information on the operation of the Public Reference Room.


                    Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555

                                                                    Prosp 0204_M




                         SANFORD C. BERNSTEIN FUND, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105
                                 (212) 756-4097


                       Statement of Additional Information
                                February 2, 2004

      This Statement of Additional Information ("SAI") relates to the following 12 series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"). For the New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Tax-Managed International and International Portfolios, this SAI relates to the New York Municipal Class, California Municipal Class, Diversified Municipal Class, Short Duration Plus Class, Tax-Managed International Class and International Class (each, a "Bernstein Class") of shares of the respective Portfolio. Each series is referred to as a "Portfolio" in this SAI.


                             FIXED-INCOME PORTFOLIOS

U.S. Government Short Duration                   Intermediate Duration Portfolio

Short Duration Plus                              New York Municipal

Short Duration New York Municipal                California Municipal

Short Duration California Municipal              Diversified Municipal

Short Duration Diversified Municipal

                         INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed International                        Emerging Markets Value

International Portfolio


      This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 2, 2004.

      Certain financial statements from the Fund's annual report dated September 30, 2003 are incorporated by reference into this SAI. Copies of the Fund's Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.


      Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page


FIXED-INCOME PORTFOLIOS ...................................................    2
INTERNATIONAL EQUITY PORTFOLIOS ...........................................    2
FUND HISTORY ..............................................................    2
INVESTMENTS STRATEGIES AND RELATED RISKS ..................................    2
INVESTMENT RESTRICTIONS ...................................................   38
INVESTMENTS ...............................................................   47
DIRECTORS AND OFFICERS AND ................................................   70
MANAGER AND DISTRIBUTOR ...................................................   76
NET ASSET VALUE ...........................................................   80
PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   83
PURCHASE AND REDEMPTION OF SHARES .........................................   87
TAXES .....................................................................   88
CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT AUDITORS AND
      FINANCIAL STATEMENTS ................................................   93
DESCRIPTION OF SHARES .....................................................   94
APPENDIX A ................................................................   95

                                  FUND HISTORY

      The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

      As of February 1, 2002, the names of each Portfolio were changed to delete "Bernstein" from their names. As of the same date, "Bernstein Government Short Duration Portfolio" changed its name to "U.S. Government Short Duration Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio" changed its name to "Tax-Managed International Portfolio," and the "International Value Portfolio II" changed its name to "International Portfolio."

      Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.

                    INVESTMENTS STRATEGIES AND RELATED RISKS


      For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the section of the Fund's Prospectus entitled "Investment Objectives, Strategies, Risks, Performance and Fees." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.


FIXED-INCOME PORTFOLIOS

General Investment Policies -- All Fixed-Income Portfolios

      Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

      Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

      None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings,

Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management, L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

      In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

      The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

      Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Specific Investment Policies of Each Fixed-Income Portfolio

The Fixed-Income Taxable Portfolios

      The Intermediate Duration Portfolio. This Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.

      The U.S. Government Short Duration Portfolio. This Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. Shareholders of the Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. In addition, the Portfolio invests, under normal circumstances, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities--i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.

      The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

      The Short Duration Plus Portfolio. This Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

The Municipal Portfolios

      As a fundamental policy, each of the six municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

      In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

      The New York Municipal, California Municipal and Diversified Municipal Portfolios are referred to below as the "Fixed-Income Municipal Intermediate Duration Portfolios."

Alternative Minimum Tax


      Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.


      Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

The New York Municipal Portfolios

      The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio. Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

      Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

      Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

      The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios

      The Short Duration California Municipal Portfolio and the California Municipal Portfolio. Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

      Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

      Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

      The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State
(The New York Municipal Portfolios and the California Municipal Portfolios)

      The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

      Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "Fixed-Income Portfolios". See also the Appendix: Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.


      The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated in October 2003 with respect to New York and an Official Statement dated December 1, 2003 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.


NEW YORK


      The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 30, 2003, and the Update to the Annual Information Statement dated October 30, 2003.


Debt Reform Act of 2000


      The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

      The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2003-04 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.


      The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation


      In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.


Recent Developments


      The September 11, 2001 terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession. DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

      In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

Current Fiscal Year

      The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

      The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.





      The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits are provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions is expected to keep the 2003-04 budget in balance.





      At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

      A number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted this fall to provide further savings this year and begin to address next year's gap.







2002-03 Fiscal Year

      In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

      After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items."




2001-02 Fiscal Year


      The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.


      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

      General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year

      The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.


      In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.


      The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).


      General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.




      Economic Overview


      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services and other services, accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

      Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

      The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the third largest, when measured by income share.

      New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.


      In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attack resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.


State Authorities


      The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2002, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

      Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

      In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. Legislation enacted with the 2003-04 Budget relating to the LGAC and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

      The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2003-04 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

      Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority

(collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

      State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Programs. There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-04 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.




Certificates of Participation


      The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.


New York City


      As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

      To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully.

      This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attack on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority ("TFA") in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

      For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

      For the 2000-01 and 2001-02 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

      The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-203 budget also included $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

      On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification. The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal year 2003-04.

      On April 15, 2003 the City released the Executive Budget for fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget the budget gap was projected to be $3.8 billion in FY 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (including a request for restoration of executive budget cuts, PIT (personal income tax) reform and other State legislative proposals), a $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

      The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May of 2003.

      In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the NYC MAC, to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York
(OSDC), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.




Other Localities


      Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year, or thereafter.





      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


Litigation


      The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2003-04 fiscal year or thereafter.

      Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 State Financial Plan. The State believes that the proposed 2003-04 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State Financial Plan.


CALIFORNIA


      The following is based on information obtained from a Preliminary Official Statement, dated December 1, 2003, relating to $1,500,000,000 State of California Various Purpose General Obligation Bonds (the "Official Statement").


Constitutional Limits on Spending and Taxes


      Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

      Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

      Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

      Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


      The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.


      As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.


      Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.





      The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs.

State Indebtedness

      The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

      The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


      As of November 1, 2003, the State had outstanding $30,006,212,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligations bonds. This latter figure consists of $13,640,802,000 of general obligation bonds that are authorized by State finance committees to be issued initially as commercial paper notes, and $10,380,199,000 of other authorized but unissued general obligation debt.

      The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of November 1, 2003.

      In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,600,772,136 General Fund-supported lease-purchase debt outstanding as of November 1, 2003.

      As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. The State issued $5.7 billion of 2001-02 RANs on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of RAWs in June 2002 ("2002 RAWs"). The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year.

Prior Fiscal Years' Budgets

      Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

      The economy grew strongly during the five fiscal years beginning in 1995-96, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2001-02 Budget

      The 2001 Budget Act (for fiscal year 2001-02) was signed by the Governor July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest.

      The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

      Within a few months after the start of the 2001-02 fiscal year, the Governor recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, the Governor imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with a $2.1 billion negative fund balance.


Fiscal Year 2002-03 Budget


      The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

      The 2002 Budget Act was signed by the Governor on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

      Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

      In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04).

      In January 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

Fiscal Year 2003-04 Budget

      The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

      The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee "backfill" to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

      On May 14, 2003, the Governor released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, the May Revision estimate of the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

      After months of negotiation between the Governor and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by the Governor on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003.

      Under the 2003 Budget Act, General Fund revenues are projected to increase
3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues (as projected by the Legislative Analyst Office in August 2003), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable.

Addressing the $38.2 Billion Shortfall

      In May 2003, the Governor projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in the spring of 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion.

Governor Schwarzenegger's Proposals

      At a special election held on October 7, 2003 the Governor of the State, Gray Davis, was recalled and replaced as Governor by Arnold Schwarzenegger. Governor Schwarzenegger took office on November 17, 2003. Governor Schwarzenegger has proposed to place before the voters in March 2004 a bond measure that would authorize the issuance of up to $17 billion of general obligation bonds in order to provide net proceeds of up to $15 billion to address the State's estimated accumulated General Fund budget deficit as of June 30, 2004. The general obligation bonds would be issued in lieu of fiscal recovery bonds (or to refund fiscal recovery bonds if any are issued). The Governor has also pledged not to place the general obligation bond measure on the March 2004 ballot unless the Legislature also approves the placement of a Constitutional amendment imposing a state spending cap on the same ballot. The Legislature initially rejected the Governor's proposal on December 8, 2003, but a compromise proposal was approved on December 12, 2003.


Economic Overview


      California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent.

      The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

Litigation

The Diversified Municipal Portfolios

      The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio. Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

TAX-MANAGED INTERNATIONAL PORTFOLIO, THE INTERNATIONAL PORTFOLIO AND THE EMERGING MARKETS VALUE PORTFOLIO

      The Tax-Managed International Portfolio, the International Portfolio (collectively referred to as the "International Portfolios") and the Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The International Portfolios will invest primarily in equity securities of established foreign companies. The Emerging Markets Value Portfolio will invest primarily in equity securities of both large and small emerging market companies. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue or profits from goods produced or sold, services performed or investments made, or that has at least 50% of its assets, in emerging market countries; or for which the principal securities market is located in an emerging market country.

      As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." The Portfolio may also make investments in developed foreign countries that comprise the Morgan Stanley(R) Capital International Europe, Australia, Far East (EAFE) index.

      The Emerging Markets Value Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

      Under normal circumstances, each of the International Portfolios invests at least 65% of the total assets in at least three foreign countries. The Emerging Markets Value Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Value Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Value Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios or the Emerging Markets Value Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

      The International Portfolios and the Emerging Markets Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

      With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

      With respect to the Emerging Markets Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium-to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Investment Risks of the International and Emerging Markets Value Portfolios


      Market Risk. Since the International Portfolios and the Emerging Markets Value Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.


      The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Emerging Markets Value Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

      In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Value Portfolio. Moreover, some emerging-market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

      Foreign Currency Risk. Returns on foreign securities are influenced by currency risk as well as market risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency exchange controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

      Other Risks. Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Additional Risks of Investing in Emerging Markets

      Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

      Investment Restrictions. Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

      Possibility of Theft or Loss of Assets. Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

      Settlement and Brokerage Practices. Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

      Less Sophisticated Regulatory and Legal Framework. In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

      The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

      Less Accurate Information on Companies and Markets. Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      Below Investment-Grade Bonds. Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

      While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

      The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

      Social, Political and Economic Instability. Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

      Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Emerging Markets Value Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

      The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                             INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Short Duration Municipal Portfolios

      None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

      1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

      2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

      3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

      4)    Issue senior securities, except as permitted under the 1940 Act;

      5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

      6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

      7)    Purchase oil, gas or other mineral interests;

      8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

      9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

      11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;

      12) Make investments for the purpose of exercising control or management.

      13) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

      The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

      1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

      2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

      3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; and

      4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

      5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios)

      None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:

      1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

      2)    Make short sales of securities or maintain a short position;

      3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

      4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

      5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

      6)    Purchase oil, gas or other mineral interests;

      7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

      8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

      9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

      11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

      12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

      13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

      14) Make investments for the purpose of exercising control or management;

      15)   Invest in securities of other registered investment companies;

      16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

      17) With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

      The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

      1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

      2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio

      Neither the Tax-Managed International Portfolio or the International Portfolio may, except as otherwise provided herein:

      1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

      2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

      3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

      4)    Issue senior securities, except as permitted under the 1940 Act;

      5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

      6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

      7)    Purchase oil, gas or other mineral interests;

      8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

      9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

      11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

      12) Make investments for the purpose of exercising control or management.

      The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio has not and currently does not intend to:

      1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

      2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

      3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

      4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Value Portfolio

      The Emerging Markets Value Portfolio may not, except as otherwise provided herein:

      1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

      2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

      3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%.

      4)    Issue senior securities, except as permitted under the 1940 Act;

      5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

      6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

      7)    Purchase oil, gas or other mineral interests;

      8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

      9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

      11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

      12) Make investments for the purpose of exercising control or management.

      The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Value portfolio currently does not intend to:

      1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

      2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

      3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

      4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                   INVESTMENTS

      Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations;
(v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and (xiv) in the case of the Intermediate Duration and Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Portfolios and the Emerging Markets Value Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Mortgage-Related Securities


      Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.


      One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

      The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

      The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

      Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

      Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

      In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

      Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

      A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

      The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

      In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities

      Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.

      Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

      The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

      Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

      After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

      Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.


      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.


Private Placements


      The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

      Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.


      The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities

      These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale. The Portfolios will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.

Preferred Stock

      The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities

      While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios may also invest up to 20% of its total assets in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section "Investment Risks of the International and Emerging Markets Value Portfolios," above.

Warrants

      The Portfolios may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

      The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

      Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

      Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

      A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

      The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities

      The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities

      The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

      The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

      The equity securities in which the International Portfolios and the Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the International Portfolios and the Emerging Markets Value Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

      It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

      In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolios may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

      The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Value Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

      Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

      Under certain circumstances, each of the International Portfolios and the Emerging Markets Value Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

      At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

      As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

      The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Futures Contracts and Options on Futures Contracts

      The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in

U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

      The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

      No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

      If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

      The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

      Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts


      U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

      At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.


      At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

      The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

      A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

      The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options

      The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

      A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

      Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

      A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

      A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

      In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

      The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

      In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

      The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

      The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio. An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Swaps, Caps and Floors

      Each Portfolio may enter into interest rate or foreign currency swaps and may purchase or sell interest rate caps and floors.

      A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

      Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements

      The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, a

Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

      A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio.

      A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Repurchase Agreements

      Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities.

Reverse Repurchase Agreements

      The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

When-Issued Securities and Forward Commitments

      Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

      When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities

      Securities rated Baa by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

      The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

      The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

      The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

      Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

      In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Future Developments

      The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification

      In determining industry classifications, for each Portfolio other than the Emerging Markets Value Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Emerging Markets Value Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.

                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

      The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


NAME, AGE,                 PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD
ADDRESS (YEARS OF          DURING THE PAST FIVE YEARS               IN THE FUND COMPLEX    BY THE DIRECTOR
SERVICE*)                                                           OVERSEEN BY THE
                                                                    DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**

Roger Hertog, 62,          Vice Chairman and Director-- Alliance    12                     None
1345 Avenue of the         Capital Management Corporation
Americas                   ("ACMC"), the General Partner of
New York, NY  10105        Alliance Capital Management L.P.
(15)                       ("Alliance") since 2000; prior
                           thereto, President, Chief Operating
                           Officer and Director-- Sanford C.
                           Bernstein & Co., Inc. ("Bernstein")
                           since prior to 1999.

---------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Irwin Engelman,#+ 69,      Business Consultant since April 2002.    12                     WellGen Inc.; Baruch
936 Fifth Avenue           Prior thereto, Executive Vice                                   College; Long Wharf
New York, NY  10021        President and Chief Financial Officer,                          Theatre; National
(3)                        YouthStream Media Networks since                                Corporate Theater Fund;
                           October 2000; prior thereto, Vice                               Temple Shaaray Tefila
                           Chairman and Chief Administrative
                           Officer -- Revlon Inc. since prior to
                           1999.

---------------------------------------------------------------------------------------------------------------------
Peter W. Huber,#+ 51       Partner-Kellogg Huber Hansen Todd &      12                     None
1615 M Street NW, Suite    Evans (law firm) since prior to 1999;
400,                       Senior Fellow-Manhattan Institute for
Washington, DC  20036      Policy Research; Columnist - Forbes
(3)                        Magazine; Partner at Digital Power
                           Group and Digital Power Capital.

---------------------------------------------------------------------------------------------------------------------

William Kristol,#+ 51      Editor, The Weekly Standard since        12                     None
1150 17th Street NW        prior to 1999.
5th Floor
Washington, DC  20036
(9)

---------------------------------------------------------------------------------------------------------------------

Thomas B. Stiles,#+ 63     President - Cedar Lawn Corporation       12                     Laguna Beach Art Museum;
87 Monarch Bay Drive,      (cemetery).  Formerly Managing                                  Cedar Lawn Corporation
Monarch Beach, CA 92629    Director, Senior Portfolio Manager and
(elected on October 29,    Director of Investment Strategy of
2003)                      Smith Barney Asset Management from
                           1997 until his retirement in 1999.
                           Prior thereto, Chairman and Chief
                           Executive Officer of Greenwich Street
                           Advisors from 1988-1997 and Executive
                           Vice President and Director of E.F.
                           Hutton Group from 1982-1987.

---------------------------------------------------------------------------------------------------------------------
Rosalie J. Wolf,#+ 62,     Managing Partner, Botanica Capital       12                     TIAA-CREF; North
115 East 87th Street,      Partners LLC.  From January 2001                                European Oil Royalty Trust
New York, NY  10128        through 2003, she was a Managing
(3)                        Director at Offit Hall Capital
(Chairman of the Board)    Management LLC.  She is a Trustee of
                           TIAA-CREF and of North European Oil
                           Royalty Trust.  From 1994-2000 she was
                           Treasurer and Chief Investment Officer
                           of The Rockefeller Foundation.
                           Earlier she held financial executive
                           positions with International Paper
                           company, Bankers Trust, and Mobil Oil
                           Corporation.


* There is no stated term of office for the Fund's Directors.


** Mr. Hertog, is an "interested person," as defined in the 1940 Act, because of his affiliation with ACMC.


#     Member of the Fund's Audit Committee.

+     Member of the Fund's Nominating Committee.


      The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal period. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fun's most recently completed fiscal period.

      The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.

      The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2003. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

      Except as otherwise indicated, the directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

      As of January 5, 2004, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration Plus Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Tax Managed International Portfolio, International Portfolio and Emerging Markets Value Portfolio.

      The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") overseen by a Director, if any, as of December 31, 2003.


Share Ownership


                                                              Dollar Range of Equity Securities in the
                                   ----------------------------------------------------------------------------------------------
                                                                      Short
                                                        Short      Duration New   Short Duration   Short Duration
                                   U.S. Government    Duration         York         California       Diversified     Intermediate
                                    Short Duration      Plus        Municipal        Municipal        Municipal        Duration
Name                                  Portfolio       Portfolio     Portfolio        Portfolio        Portfolio       Portfolio
----                               ---------------    ---------    ------------   --------------   --------------    ------------
Interested Directors:

Roger Hertog                              $0             $0             $0              $0               $0               $0

Independent Directors:

Irwin Engelman                            $0             $0             $0              $0               $0               $0
Peter W. Huber                            $0             $0             $0              $0               $0               $0
William Kristol                           $0             $0             $0              $0               $0               $0
Thomas B. Stiles                          $0             $0             $0              $0               $0               $0
Rosalie J. Wolf                           $0             $0             $0              $0               $0               $0

                                                                                                                       Aggregate
                                                                                                                     Dollar Range
                                                                                                                       of Equity
                                                                                                                     Securities in
                                                                                                                    All Registered
                                                 Dollar Range of Equity Securities in the                             Investment
                        ------------------------------------------------------------------------------------------     Companies
                          New York      California  Diversified    Tax Managed                                        Overseen by
                          Municipal     Municipal   Municipal     International   International   Emerging Markets    Director in
Name                      Portfolio     Portfolio   Portfolio       Portfolio       Portfolio      Value Portfolio   Fund Complex
----------------------  -------------   ---------   -----------   -------------   -------------   ----------------  ----------------
Interested Directors:
Roger Hertog            Over $100,000      $0           $0             $0         Over $100,000   $50,001-$100,000   Over $100,000
Independent Directors:

Irwin Engelman               $0            $0           $0             $0         Over $100,000    Over $100,000    Over $100,000
Peter W. Huber               $0            $0           $0             $0              $0                $0               $0
William Kristol              $0            $0           $0             $0              $0                $0               $0
Thomas B. Stiles             $0            $0           $0             $0              $0                $0               $0
Rosalie J. Wolf         $10,001-50,000     $0           $0        $10,001-50,000       $0          $10,001-50,000   $50,001-$100,000

As of December 31, 2003, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

Officer Information

     Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*       POSITION(S) HELD          PRINCIPAL OCCUPATION
AND (AGE)                WITH FUND                 DURING LAST 5 YEARS
----------------------   -----------------------   -----------------------------
Roger Hertog, 62         President and Treasurer   See biography above.

Kathleen A. Corbet, 43   Senior Vice President     Executive Vice President of
                                                   ACMC,** with which she has
                                                   been associated since prior
                                                   to 1999.

Mark R. Manley, 41       Secretary                 Senior Vice President and
                                                   Acting General Counsel of
                                                   ACMC,** with which he has
                                                   been associated since prior
                                                   to 1999.


----------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.


**    ACMC is an affiliate of the Fund.


                             MANAGER AND DISTRIBUTOR

      Manager. The Fund's investment manager is Alliance, with offices at 1345 Avenue of the Americas, New York, New York 10105.


      Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

      Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "NYSE"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

      At March 31, 2003 Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership interests in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately

55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.


      Based on information provided by AXA, on March 3, 2003 approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

      Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

      Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.


      Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fee paid by the Tax-Managed International Portfolio and the International Portfolio is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion; an annual rate of 0.90 of 1% of that Portfolio's average daily net assets that is in excess of $1 billion up to, but not exceeding $4 billion; an annual rate of 0.875 of 1% of that Portfolio's average daily net assets in excess of $4 billion up to, but not exceeding $6 billion; and 0.85 of 1% of that Portfolio's average daily net assets over $6 billion. The fee is computed daily and paid monthly. The fee paid by the Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Alliance for the fiscal years ended September 30, 2001, September 30, 2002, and September 30, 2003:

                                                          Management Fee for the
                                                     Fiscal Year ended September 30,
                                                 ---------------------------------------
Portfolio                                            2001          2002          2003
----------------------------------------------   -----------   -----------   -----------
U.S. Government Short Duration Portfolio            $506,630      $530,400      $603,155
Short Duration Plus Portfolio                     $1,885,559    $1,888,280    $2,208,640
Short Duration New York Municipal Portfolio         $471,609      $513,714      $596,731
Short Duration California Municipal Portfolio       $278,407      $309,720      $404,308
Short Duration Diversified Municipal Portfolio      $721,575      $911,585    $1,103,842
Intermediate Duration Portfolio                   $9,770,716   $10,109,025   $10,620,636
New York Municipal Portfolio                      $3,568,520    $4,308,118    $5,442,467
California Municipal Portfolio                    $2,303,646    $2,818,444    $3,691,039
Diversified Municipal Portfolio                   $6,250,863    $7,665,029   $10,114,043
Tax Managed International Portfolio              $26,458,620   $25,376,292   $27,014,371
International Portfolio                          $16,464,202   $14,858,095   $15,154,577
Emerging Markets Value Portfolio                  $7,227,096    $7,352,434    $8,171,318




      The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

      In approving the Fund's investment management agreement ("Management Agreement") with respect to each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

      The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

      In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolios to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolios, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolios' securities transactions. In evaluating a Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.

      The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

      No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolios to approve the Management Agreement, including the fees to be charged for services thereunder.


      In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with Alliance. Alliance serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Alliance's duties in this regard may be delegated. Alliance has delegated some of such duties to Alliance Fund Services, Inc. ("AFS") and to Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), each a wholly-owned subsidiary of Alliance. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by Alliance and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio's average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and the Emerging Markets Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to Alliance for the fiscal years ended September 30, 2001, September 30, 2002, and September 30, 2003:

                                                  Shareholder Servicing Fee for the
                                                   Fiscal Year ended September 30,
                                                 ------------------------------------
Portfolio                                           2001         2002         2003
----------------------------------------------   ----------   ----------   ----------
U.S. Government Short Duration Portfolio           $101,326     $106,080     $120,631
Short Duration Plus Portfolio                      $377,112     $377,656     $408,845
Short Duration New York Municipal Portfolio         $94,322     $102,742     $119,346
Short Duration California Municipal Portfolio       $55,681      $61,944      $80,862
Short Duration Diversified Municipal Portfolio     $144,315     $182,317     $220,768
Intermediate Duration Portfolio                  $2,060,159   $2,135,339   $2,249,030
New York Municipal Portfolio                       $713,704     $835,185     $954,250
California Municipal Portfolio                     $460,729     $541,457     $625,249
Diversified Municipal Portfolio                  $1,277,970   $1,532,681   $1,844,104
Tax Managed International Portfolio              $7,071,839   $6,771,192   $7,226,214
International Portfolio                          $4,295,612   $3,849,471   $3,931,827
Emerging Markets Value Portfolio                 $1,445,419   $1,470,487   $1,634,264

      Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and
(xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.


      The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

      The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.



      Distributor. Bernstein LLC acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

                                 NET ASSET VALUE


      The per share net asset value is computed at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

      With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

      (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

      (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

      (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

      (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

      (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

      (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

      (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

      (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

      (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

      (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

      (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

      With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

      Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

      A Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings,

(2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Portfolios and the Emerging Markets Value Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


      Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, and Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

                                                        Aggregate            Brokerage
                                                        Brokerage       Commissions Paid to
                         Portfolio                   Commissions Paid    Affiliated Broker
--------------------------------------------------   ----------------   -------------------
U.S. Government Short Duration Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Short Duration Plus Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Short Duration New York Municipal Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Short Duration California Municipal Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Short Duration Diversified Municipal Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year Ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Intermediate Duration Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year Ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
New York Municipal Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year Ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
California Municipal Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year Ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Diversified Municipal Portfolio
         Fiscal Year Ended September 30, 2001                0                    0
         Fiscal Year Ended September 30, 2002                0                    0
         Fiscal Year Ended September 30, 2003                0                    0
Tax Managed International Portfolio
         Fiscal Year Ended September 30, 2001            4,949,841               340
         Fiscal Year Ended September 30, 2002            5,770,379             691,843
         Fiscal Year Ended September 30, 2003            3,129,128             338,241
International Portfolio*
         Fiscal Year Ended September 30, 2001            2,926,636               310
         Fiscal Year Ended September 30, 2002            3,490,886             286,332
         Fiscal Year Ended September 30, 2003            1,582,952             171,565
Emerging Markets Value Portfolio
         Fiscal Year Ended September 30, 2001            1,421,317              51,777
         Fiscal Year Ended September 30, 2002            1,428,149              58,333
         Fiscal Year Ended September 30, 2003            1,958,178             103,846
         * Commenced operations on April 30, 1999.

      The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC and its predecessor for the fiscal year ended September 30, 2003:

                                                                                 % of Aggregate Dollar Amount of
                                                   % of Portfolio's Aggregate       Transactions Involving the
                                                 Brokerage Commissions Paid to   Payment of Commissions Effected
                   Portfolio                            Affiliated Broker           Through Affiliated Broker
----------------------------------------------   -----------------------------   -------------------------------
U.S. Government Short Duration Portfolio                        0%                                0%
Short Duration Plus Portfolio                                   0%                                0%
Short Duration New York Municipal Portfolio                     0%                                0%
Short Duration California Municipal Portfolio                   0%                                0%
Short Duration Diversified Municipal Portfolio                  0%                                0%
Intermediate Duration Portfolio                                 0%                                0%
New York Municipal Portfolio                                    0%                                0%
California Municipal Portfolio                                  0%                                0%
Diversified Municipal Portfolio                                 0%                                0%
Tax Managed International Portfolio                             0%                                0%
International Portfolio                                         0%                                0%
Emerging Markets Value Portfolio                             5.30%                             6.61%

      The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2003:

                                                                                 % of Aggregate Dollar Amount of
                                                   % of Portfolio's Aggregate       Transactions Involving the
                                                 Brokerage Commissions Paid to   Payment of Commissions Effected
                   Portfolio                            Affiliated Broker           Through Affiliated Broker
----------------------------------------------   -----------------------------   -------------------------------
U.S. Government Short Duration Portfolio                        0%                                0%
Short Duration Plus Portfolio                                   0%                                0%
Short Duration New York Municipal Portfolio                     0%                                0%
Short Duration California Municipal Portfolio                   0%                                0%
Short Duration Diversified Municipal Portfolio                  0%                                0%
Intermediate Duration Portfolio                                 0%                                0%
New York Municipal Portfolio                                    0%                                0%
California Municipal Portfolio                                  0%                                0%
Diversified Municipal Portfolio                                  0%                               0%
Tax Managed International Portfolio                          10.81%                           10.69%
International Portfolio                                      10.84%                           10.97%
Emerging Markets Value Portfolio                                 0%                               0%

Effecting Transactions for the Fixed-Income Portfolios

      The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

Effecting Transactions for the Tax-Managed International Portfolio, the International Portfolio and the Emerging Markets Value Portfolio

      In effecting a security transaction for the International Portfolios and the Emerging Markets Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, the value of the research provided, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with
Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.

      Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, financial news, historical and current financial data, information regarding trading, proxy-voting information, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends, with respect to a variety of financial instruments including equity and fixed-income securities and currencies from both a domestic and international perspective. Research services may be received in the form of written reports, computer terminals on which we receive databases and software, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third-party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for any or all investment management clients, and for other purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for other purposes, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.

      The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.

      Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. Brokerage allocations are reviewed on an ongoing basis and reevaluated in light of services provided. The Manager does not commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services. The Manager continuously monitors and evaluates the performance and execution capabilities of the brokers who transact orders to ensure consistently satisfactory service.

      Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

      Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with the broker-dealers, banks and other financial institutions permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Value Portfolio) and a portfolio transaction fee on cash redemptions of 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Value Portfolio for shares of other Fund portfolios).

      The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.


      In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary

Policy Regarding Excessive or Short Duration Trading. Purchases of shares of the Fund should be made for investment purposes only. The Fund, as a matter of policy, seeks to prevent patterns of excessive purchases and sales of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase and sale activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The Fund, Alliance and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agent Bernstein LLC, maintain surveillance procedures with respect to purchase and sale activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed a particular monetary threshold within a specified period of time. Trading activity identified this process, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, each purchase of fund shares in excess of $25,000 followed by a sale within a certain period of time will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control or influence. Monetary thresholds or the surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the Fund or Bernstein LLC, in their sole discretion, to be excessive or short duration trading in nature, the account(s) will be immediately "blocked" with respect to any future purchases. However, in all cases, sales of fund shares back to the Fund will continue to be permitted in accordance with the terms of the Fund's current Prospectus. Accounts that are so blocked will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of the Fund on an individual basis. Consequently, the Fund and Bernstein LLC may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase orders in fund shares through a financial intermediary or agent acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the Fund and Bernstein LLC to detect excessive or short duration trading activity in fund shares. It is common for a substantial portion of Fund's shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of the Fund, including the maintenance of any transaction surveillance or account blocking procedures, the Fund and Bernstein LLC consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading GENERALLY.
While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales of shares of the Fund may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales of fund shares may force a Portfolio to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales of the Fund's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive purchase and sale activity. For example, if a Portfolio is forced to liquidate investments due to short duration trading activity, it may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

Portfolios that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target Portfolios that do not invest primarily in foreign securities. For example, a Portfolio that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy.


CODE OF ETHICS AND PROXY VOTING PROCEDURES


      The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


      The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.


                                      TAXES

      The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

      The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Portfolios and the Emerging Markets Value Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

      Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

      The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

      Distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.


      Pursuant to recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Such rate would not apply to dividends received from Fixed Income Municipal Portfolios (which generally will be exempt from federal income tax to the extent discussed below) and Fixed Income Taxable Portfolios. However, dividends received from Foreign Stock Portfolios may to certain extent qualify for such rate.


      The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio provide income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on Municipal Securities are not tax-exempt. In addition, the Short Duration New York Municipal Portfolio, the New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

      A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

      Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

      The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

      Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

      The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

      The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

      Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

      Provided the International Portfolios and the Emerging Markets Value Portfolio qualify as a regulated investment company and more than 50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U. S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U. S. federal income tax deduction or as foreign tax credit against their U. S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.


      Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.


      The International Portfolios and the Emerging Markets Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

      Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.


      Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

      A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.


      The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

          CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT AUDITORS AND
                              FINANCIAL STATEMENTS

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

      The law firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.


      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent auditors to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2003 audited financial statements included in its 2003 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

                              DESCRIPTION OF SHARES

      The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

      Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

      Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


      To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Bernstein Class as of January 5, 2004.

               Portfolio                          Name and Address            No. of Shares of    % of
                                                                                   Class          Class
-----------------------------------   ------------------------------------   -----------------    ------
U.S. Government Short Duration -      Wells Fargo Bank Minnesota NA          954,409              11.25%
Bernstein Class                       FBO Kerncott Technology
                                      2201007600
                                      P. O. Box 1533
                                      Minneapolis, MN  55480-1533

Short Duration New York Municipal -   Gregory P. Flynn and Lucinda Herbert   642,444               6.45%
Bernstein Class                       JTWROS
                                      Shore Road
                                      Grey Rock Park
                                      Port Chester, NY  10573

                                   APPENDIX A


Description of Corporate and Municipal Bond Ratings

      The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

(1)   Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

(2)   As provided by Fitch Ratings, Inc.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

(3)   Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

      The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

(4)   Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(6)

      Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

(5)   As provided by Fitch Ratings, Inc.

(6)   Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

      The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

(7)   Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

(8)   As provided by Fitch Ratings, Inc.

                                   APPENDIX B

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

      As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

Alliance Capital [LOGO](R)

           ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
          ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
         ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
February 2, 2004
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") relates to (i) the AllianceBernstein Intermediate New York Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate New York Municipal Class B shares ("Class B Shares") and AllianceBernstein Intermediate New York Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate New York Municipal Portfolio (the "New York Municipal Portfolio"), (ii) the AllianceBernstein Intermediate California Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate California Municipal Class B shares ("Class B Shares") and AllianceBernstein Intermediate California Municipal Class C shares ("Class C Shares")of the AllianceBernstein Intermediate California Municipal Portfolio (the "California Municipal Portfolio") and (iii) the AllianceBernstein Intermediate Diversified Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate Diversified Municipal Class B shares ("Class B Shares")and AllianceBernstein Intermediate Diversified Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate Diversified Municipal Portfolio (the "Diversified Municipal Portfolio" and together with the California Municipal Portfolio and the New York Municipal Portfolio, the "Portfolios") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated February 2, 2004 for the Portfolios (the "Prospectus"). Copies of such Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above. Certain financial statements from the Fund's annual report dated September 30, 2003 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


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(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

TABLE OF CONTENTS


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FUND HISTORY.................................................................A-1
INVESTMENT POLICIES AND RESTRICTIONS.........................................A-1
CALIFORNIA..................................................................A-24
INVESTMENT RESTRICTIONS.....................................................A-33
INVESTMENTS.................................................................A-36
MANAGEMENT OF THE FUND......................................................A-69
EXPENSES OF THE FUND........................................................A-75
PURCHASE OF SHARES..........................................................A-79
REDEMPTION AND REPURCHASE OF SHARES........................................A-105
SHAREHOLDER SERVICES.......................................................A-109
NET ASSET VALUE............................................................A-113
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................A-117
BROKERAGE AND PORTFOLIO TRANSACTIONS.......................................A-122
GENERAL INFORMATION........................................................A-123
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS....................A-130
APPENDIX A: Description of Corporate and Municipal Bond Ratings............A-131

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FUND HISTORY
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            The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.

            The New York Municipal Portfolio, doing business as AllianceBernstein Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the AllianceBernstein Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; and the Diversified Municipal Portfolio, doing business as the AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio, California Municipal Portfolio and the Diversified Municipal Portfolio commenced offering Class A, Class B and Class C Shares.

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INVESTMENT POLICIES AND RESTRICTIONS
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            The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

All Portfolios

            Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

            None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

            In addition to these policies, which govern all Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

            The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

            Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

            As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

            In addition to Municipal Securities, each Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

Alternative Minimum Tax


            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.


            Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

New York Municipal Portfolio:

            The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and New York State and local personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

            The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

            Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

            The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio:

            The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax ("California Municipal Securities"). For the purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

            The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

            Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

            The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State
(The New York Municipal Portfolio and the California Municipal Portfolio)

            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All Portfolios". See also the Appendix: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.


            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated in November 2002 with respect to New York and an Official Statement dated October 16, 2002 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK


            The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 30, 2003, and the Update to the Annual Information Statement dated October 30, 2003.


Debt Reform Act of 2000


            The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

            The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2003-04 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.


            The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation


            In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

            As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings


Recent Developments


            The September 11, 2001 terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession. DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

            In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

Current Fiscal Year

            The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

            The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

            The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits are provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions is expected to keep the 2003-04 budget in balance.

            At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

            A number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted to provide further savings and begin to address next year's gap.

2002-03 Fiscal Year

            In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

            After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items."


2001-02 Fiscal Year


            The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.


            General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the

January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

            General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year

            The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.


            In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.


            The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and

$250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).


            General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.


Economic Overview


            New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

            The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services and other services, accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

            Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

            The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the third largest, when measured by income share.

            New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

            Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

            Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


            The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.


            In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attack resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.


            State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the

"City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.


State Authorities


            The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2002, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

            Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

            In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. Legislation enacted with the 2003-04 Budget relating to the LGAC and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

            The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2003-04 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

            Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


            The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


            Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.


            State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Programs. There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-04 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.


Certificates of Participation


            The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.


New York City


            As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

            To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attack on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority ("TFA") in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

            For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

            For the 2000-01 and 2001-02 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

            The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also included $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

            On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification. The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-03 and $3.4 billion in fiscal year 2003-04.

            On April 15, 2003 the City released the Executive Budget for fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget, the budget gap was projected to be $3.8 billion in FY 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (including a request for restoration of executive budget cuts, PIT (personal income tax) reform and other State legislative proposals), a $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

            The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May of 2003.

            In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the NYC MAC, to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York
(OSDC), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities


            Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year, or thereafter.

            Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


Litigation


            The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2003-04 fiscal year or thereafter.

            Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 State Financial Plan. The State believes that the proposed 2003-04 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State Financial Plan.


CALIFORNIA


            The following is based on information obtained from a Preliminary Official Statement, dated December 1, 2003, relating to $1,500,000,000 State of California Various Purpose General Obligation Bonds (the "Official Statement").


Constitutional Limits on Spending and Taxes


            Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

            Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

            Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.


            Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


            The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.


            As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.


            Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

            The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs.


State Indebtedness

            The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

            The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


            As of November 1, 2003, the State had outstanding $30,006,212,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligations bonds. This latter figure consists of $13,640,802,000 of general obligation bonds that are authorized by State finance committees to be issued initially as commercial paper notes, and $10,380,199,000 of other authorized but unissued general obligation debt.

            The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of November 1, 2003.

            In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,600,772,136 General Fund-supported lease-purchase debt outstanding as of November 1, 2003.

            As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. The State issued $5.7 billion of 2001-02 RANs on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of RAWs in June 2002 ("2002 RAWs"). The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and

November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year.

Prior Fiscal Years' Budgets

            Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

            The economy grew strongly during the five fiscal years beginning in 1995-96, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


Fiscal Year 2001-02 Budget


            The 2001 Budget Act (for fiscal year 2001-02) was signed by the Governor July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest.

            The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in

January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

            Within a few months after the start of the 2001-02 fiscal year, the Governor recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, the Governor imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with a $2.1 billion negative fund balance.


Fiscal Year 2002-03 Budget


            The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

            The 2002 Budget Act was signed by the Governor on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

            Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

            In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04).

            In January 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

Fiscal Year 2003-04 Budget

            The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

            The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions, including the reduction of the vehicle license fee "backfill" to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

            On May 14, 2003, the Governor released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, the May Revision estimate of the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

            After months of negotiation between the Governor and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by the Governor on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003.

            Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues (as projected by the Legislative Analyst Office in August 2003), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable.

Addressing the $38.2 Billion Shortfall

            In May 2003, the Governor projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in the spring of 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion.

Governor Schwarzenegger's Proposals

            At a special election held on October 7, 2003 the Governor of the State, Gray Davis, was recalled and replaced as Governor by Arnold Schwarzenegger. Governor Schwarzenegger took office on November 17, 2003. Governor Schwarzenegger has proposed to place before the voters in March 2004 a bond measure that would authorize the issuance of up to $17 billion of general obligation bonds in order to provide net proceeds of up to $15 billion to address the State's estimated accumulated General Fund budget deficit as of June 30, 2004. The general obligation bonds would be issued in lieu of fiscal recovery bonds (or to refund fiscal recovery bonds if any are issued). The Governor has also pledged not to place the general obligation bond measure on the March 2004 ballot unless the Legislature also approves the placement of a Constitutional amendment imposing a state spending cap on the same ballot. The Legislature initially rejected the Governor's proposal on December 8, 2003, but a compromise proposal was approved on December 12, 2003.


Economic Overview


            California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent.

            The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.


Litigation

            The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

Diversified Municipal Portfolio

            The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

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INVESTMENT RESTRICTIONS
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            All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

            None of the New York Municipal Portfolio, California Municipal Portfolio or the Diversified Municipal Portfolio will, except as otherwise provided herein:

            1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

            2) Make short sales of securities or maintain a short position;

            3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

            4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

            5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

            6) Purchase oil, gas or other mineral interests;

            7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

            8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

            9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

            10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

            11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

            12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

            13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

            14) Make investments for the purpose of exercising control or management;

            15) Invest in securities of other registered investment companies;

            16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

            17) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

            The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

            1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

            2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

            With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

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INVESTMENTS
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            Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations; (iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage-related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and (xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

            Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

            Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

            The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.


            Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

            After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the

Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.


            Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.


            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

Mortgage-Related Securities. Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.


            One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA

Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.


            The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

            The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

            Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

            Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

            In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

            Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

            A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities. The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

            In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.


Private Placements. The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.


            Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.


            The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale. The Portfolios will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.

Warrants. The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations. The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

            Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

            Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

            A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

            The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities. The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities. The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

            The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities. It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives. In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

            The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities.


            No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


            If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

            The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

            Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts


U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures. The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio
(i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited);
(ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

            The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

            The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options. The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolios.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

            Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

            A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

            The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

            The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

            In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

            The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Swaps, Caps and Floors. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

            The Portfolios enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolios may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.


            Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.


Credit Default Swap Agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.


            A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.


            A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in municipal securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.


Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements. The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940

Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

            When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.


Special Risk Considerations for Lower-Rated Securities. Securities rated Baa by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.


            The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

            The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

            Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Future Developments. The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification. In determining industry classifications for each Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

           Directors and Officers and Principal Holders of Securities

            The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

----------------------------------------------------------------------------------------------------------------------
NAME, AGE,                  PRINCIPAL OCCUPATION(S)               NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD BY
ADDRESS (YEARS OF           DURING THE PAST FIVE YEARS            IN THE FUND COMPLEX    THE DIRECTOR
SERVICE*)                                                         OVERSEEN BY
                                                                  THE DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Interested Directors**

Roger Hertog, 62,           Vice Chairman and Director--          12                     None
1345 Avenue of the          Alliance Capital Management
Americas                    Corporation ("ACMC"), the General
New York, NY  10105         Partner of Alliance Capital
(15)                        Management L.P. ("Alliance") since
                            2000;
                            prior thereto, President, Chief
                            Operating Officer and
                            Director -- Sanford C. Bernstein &
                            Co., Inc. ("Bernstein") since prior
                            to 1999.

----------------------------------------------------------------------------------------------------------------------

Independent Directors

Irwin Engelman,#+ 69,       Business Consultant.  Formerly        12                     WellGen Inc.; Baruch
936 Fifth Avenue            Executive Vice President and Chief                           College; Long Wharf
New York, NY  10021         Financial Officer, YouthStream                               Theatre; National Corporate
(3)                         Media Networks; prior thereto,                               Theater Fund; Temple
                            Vice Chairman and Chief                                      Shaaray Tefila
                            Administrative Officer-- Revlon
                            Inc. since prior to 1999.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME, AGE,                  PRINCIPAL OCCUPATION(S)               NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD BY
ADDRESS (YEARS OF           DURING THE PAST FIVE YEARS            IN THE FUND COMPLEX    THE DIRECTOR
SERVICE*)                                                         OVERSEEN BY
                                                                  THE DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Peter W. Huber,+ 51         Partner-Kellogg Huber Hansen Todd &   12                     None
1615 M Street NW, Suite     Evans (law firm) since prior to
400,                        1999; Senior Fellow-Manhattan
Washington, DC  20036       Institute for Policy Research;
(3)                         Columnist - Forbes Magazine;
                            Partner at Digital Power Group and
                            Digital Power Capital

----------------------------------------------------------------------------------------------------------------------

William Kristol,+ 51        Editor, The Weekly Standard since     12                     None
1150 17th Street NW         prior to 1999.
5th Floor
Washington, DC  20036
(9)

----------------------------------------------------------------------------------------------------------------------

Thomas B. Stiles, II,#+ 63  President - Cedar Lawn Corporation    12                     Laguna Beach Art Museum;
87 Monarch Bay Drive,       (cemetery).  Formerly Managing                               Cedar Lawn Corporation
Monarch Beach, CA  92629    Director, Senior Portfolio Manager
(elected on October 29,     and Director of Investment Strategy
2003)                       of Smith Barney Asset Management
                            from 1997 until his retirement in
                            1999. Prior thereto, Chairman and
                            Chief Executive Officer of Greenwich
                            Street Advisors from 1988-1997 and
                            Executive President and Director
                            of E.F. Hutton Group from 1982-1987.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME, AGE,                  PRINCIPAL OCCUPATION(S)               NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD BY
ADDRESS (YEARS OF           DURING THE PAST FIVE YEARS            IN THE FUND COMPLEX    THE DIRECTOR
SERVICE*)                                                         OVERSEEN BY
                                                                  THE DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Rosalie J. Wolf,#+ 62,      Managing Partner, Botanica Capital    12                     TIAA-CREF; North European
115 East 87th Street,       Partners LLC.  From January 2001                             Oil Royalty Trust
New York, NY  10128         through 2003, she was a Managing
(3)                         Director at Offit Hall Capital
(Chairman of the Board)     Management LLC.  She is a Trustee
                            of TIAA-CREF and of North European
                            Oil Royalty Trust.  From 1994-2000
                            she was Treasurer and Chief
                            Investment Officer of The
                            Rockefeller Foundation.  Earlier
                            she held financial executive
                            positions with International Paper
                            company, Bankers Trust, and Mobil
                            Oil Corporation.

----------------------------------------------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Hertog is an "interested person," as defined in the 1940 Act, because of his affiliations with ACMC and Alliance.

#     Member of the Fund's Audit Committee.

+     Member of the Fund's Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal period. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal period.

            The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.

            The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2003. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

            Except as otherwise indicated, the directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

            As of January 5, 2004, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

            The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") overseen by a Director, if any, as of December 31, 2003.


Share Ownership


                                                                                          Aggregate Dollar Range of
                                                                                           Equity Securities in All
                                                                                            Registered Investment
                                                                                            Companies Overseen by
                                                                                           Director in Fund Complex

                                     Dollar Range of Equity Securities in the
                           ------------------------------------------------------------------------------------------
Name                           New York           California           Diversified
----                           Municipal           Municipal            Municipal
                               Portfolio           Portfolio            Portfolio
                                                                                        -----------------------------
Interested Directors:

Roger Hertog                      $0                  $0                    $0                  Over $100,000
Independent Directors:

Irwin Engelman                    $0                  $0                    $0                  Over $100,000
Peter W. Huber                    $0                  $0                    $0                        $0
William Kristol                   $0                  $0                    $0                        $0
Thomas B. Stiles                  $0                  $0                    $0                        $0
Rosalie J. Wolf             $10,001-$50,000           $0                    $0                 $50,001-$100,000

As of December 31, 2003, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

Officer Information


            Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*                     POSITION(S) HELD                     PRINCIPAL OCCUPATION
AND (AGE)                              WITH FUND                            DURING LAST 5 YEARS
------------------                     ----------------                     --------------------
Roger Hertog, 62                       President and Treasurer              See biography above.

Kathleen A. Corbet, 43                 Senior Vice President                Executive Vice President of ACMC,** with
                                                                            which she has been associated since
                                                                            prior to 1999.

Mark R. Manley, 41                     Secretary                            Senior Vice President and Acting General
                                                                            Counsel of ACMC,** with which he has
                                                                            been associated since prior to 1999.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC is an affiliate of the Fund.


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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Manager

            The Fund's investment manager is Alliance, a Delaware limited partnership with offices at 1345 Avenue of the Americas, New York, New York 10105.


            Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "NYSE"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership interests in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

            Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

            Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

            Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.


            Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Alliance for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:


             Management Fee for the Fiscal Year ended September 30,


              Portfolio                          2001*                      2002*                     2003*
              ---------                          -----                      -----                     -----
New York Municipal Portfolio                   $3,568,520                $4,308,118                $ 5,442,467
California Municipal Portfolio                 $2,303,646                $2,818,444                $ 3,691,039
Diversified Municipal Portfolio                $6,250,863                $7,665,029                $10,114,043


* The Portfolios began offering Class A, B and C shares on February 1, 2002. The Management Fees shown were those paid on another class of the respective Portfolio prior to February 1, 2002, and on all the classes of the Portfolio, including

Class A, B and C shares, after the commencement of their offering on February 1, 2002.

            The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.


            In approving the Fund's investment management agreement ("Management Agreement") with respect to each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

            The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

            In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolios to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolios, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolios' securities transactions. In evaluating a Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.


            The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolios to approve the Management Agreement, including the fees to be charged for services thereunder.


            Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

            The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.


            The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.




            The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund,

Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford
C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.


--------------------------------------------------------------------------------
EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Services Agreement


            The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research & Management, Inc. ("ABIRM"), the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

            During the fiscal year ended September 30, 2003, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $178,336, $132,864, and $351,655, respectively, which constituted approximately .30%, .30% and .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $1,766,329. Of the $2,429,184 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $14,755 was spent on advertising, $3,665 on the printing and mailing of prospectuses for persons other than current shareholders, $1,571,105 for compensation to broker-dealers and other financial intermediaries (including, $387,392 to the Fund's Principal Underwriter), $340,215 for compensation to sales personnel and $499,444 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During the fiscal year ended September 30, 2003, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $451,372, $306,789 and $891,027, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of the aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $2,762,411. Of the $4,411,597 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $8,481 was spent on advertising, $1,495 on the printing and mailing of prospectuses for persons other than current shareholders, $3,815,238 for compensation to broker-dealers and other financial intermediaries (including $221,693 to the Fund's Principal Underwriter), $193,538 for compensation to sales personnel, $224,798 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $168,047 was spent on interest on Class B shares financing.

            During the fiscal year ended September 30, 2003, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $394,929, $379,920 and $860,292, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $1,130,762. Of the $2,765,903 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $11,238 was spent on advertising, $1,864 on the printing and mailing of prospectuses for persons other than current shareholders, $2,155,587 for compensation to broker-dealers and other financial intermediaries (including $293,765 to the Fund's Principal Underwriter), $257,962 for compensation to sales personnel, $305,115 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $34,137 was spent on interest on Class C shares financing.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Portfolios, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of September 30, 2003, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

                       Amount of Unreimbursed Distribution Expenses Carried
                       Over (as a percentage of the Class's net assets)
                       --------------------------------------------------------
                             Class B             Class C
New York Municipal     $1,623,019 (2.58%)    $622,038 (1.01%)
California Municipal   $1,027,172 (2.57%)    $516,058 (1.03%)
Diversified Municipal  $2,355,054 (2.04%)    $850,978  (.76%)

            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


            In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Agreement continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at a meeting held on October 29, 2003.


            In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the

Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


Transfer Agency Agreement. AGIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2003, AGIS was entitled to receive $100,815 under the Transfer Agency Agreement.


Code of Ethics. The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchase or held by the Fund.

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PURCHASE OF SHARES
--------------------------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General


            Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

            Investors may purchase shares of the Portfolios either through selected dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"), or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders.

            The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Policy Regarding Excessive or Short Duration Trading.

            Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases, sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase and exchange activity, as described under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors will be evaluated to determine whether such activity might constitute "market timing" activity. Generally speaking, when a fund shareholder makes more than two exchange or purchase transactions in amounts of $25,000 or more in an AllianceBernstein Mutual Fund during any 90-day period, the transactions will be "flagged' by these surveillance procedures. Additionally, each purchase and sale of fund shares in excess of $1,000,000 will be "flagged." These surveillance limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

      o Account Blocking Procedures. When a particular transaction or pattern of transactions flagged by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, to be excessive or short duration trading in nature, the relevant fund account will be immediately "blocked" with respect to any future purchase or exchange activity (sales of shares back to the Portfolio, however, will continue to be permitted in accordance with the terms of the Prospectus). A notice to this effect will be issued to the relevant AllianceBernstein Mutual Fund account holder and/or the associated broker, dealer or other financial intermediary through whom such account holder holds fund shares, as appropriate. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides conclusive evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS, that the account holder did not or will not in the future engage in excessive or short duration trading. For purposes of these account blocking procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS, may consider trading activity in multiple accounts under common ownership, control or influence.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.

            Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS, may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares which may be facilitated by these entities. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS, consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading.

            Patterns of excessive purchases, sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from patterns of excessive purchases, sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, patterns of excessive purchases, sales or exchanges of funds shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, patterns of excessive purchases, sales or exchanges of a funds shares may also force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

            In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in patterns of excessive purchases, sales or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

            The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy also may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

            A shareholder identified as having engaged in short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases, sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares subsequently decline in value, are subject to a CDSC, if the shareholder recently paid a front-end sales charge or if the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

            The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

            The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective per share net asset values of the various classes of shares of each Portfolio are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements--Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.


            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

            For the period from February 1, 2002 (commencement of offering of the Class A, B, and C shares) through September 30, 2002, and for the Fund's fiscal year ended September 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $293,206 and $811,173, respectively; the California Municipal Portfolio was $259,154 and $341,716, respectively; and the Diversified Municipal Portfolio was $705,716 and $1,157,218, respectively; of that amount, the Principal Underwriter received $14,089 and $39,538, respectively, for the New York Municipal Portfolio, $10,941 and $14,050, respectively, for the California Municipal Portfolio, and $36,305 and $53,083, respectively, for the Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the period from February 1, 2002 through September 30, 2002 and the fiscal year ended 2003, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $1,041 and $44,523, respectively, for the New York Municipal Portfolio, $0 and $56,779, respectively, for the California Municipal Portfolio, and $0 and $52,048, respectively, for the Diversified Municipal Portfolio. During the period from February 1, 2002 through September 30, 2002 and the fiscal year ended 2003, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $4,968 and $77,023, respectively, for the New York Municipal Portfolio, $6,167 and $45,027, respectively, for the California Municipal Portfolio, and $21,605 and $177,845, respectively, for the Diversified Municipal Portfolio. During the period from February 1, 2002 through September 30, 2002 and the fiscal year ended 2003, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $4,632 and $34,680, respectively, for the New York Municipal Portfolio, $4,125 and $31,268, respectively, for the California Municipal Portfolio, and $14,810 and $69,565, respectively, for the Diversified Municipal Portfolio.


Class A Shares

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

Sales Charge

                                                                                   Discount or
                                                                                   Commission
                                                       As % of                     to Dealers
                                    As % of            the                         or Agents
                                    Net                Public                      As % of
Amount of                           Amount             Offering                    Offering
Purchase                            Invested           Price                       Price
---------                           --------           --------                    -----------
Less than
   $100,000..................       4.44%              4.25%                       4.00%
$100,000 but
    less than
    $250,000.................       3.36               3.25                        3.00
$250,000 but
    less than
    $500,000.................       2.30               2.25                        2.00
$500,000 but
    less than
    $1,000,000.* ............       1.78               1.75                        1.50

----------
*     There is no initial sales charge on transactions of $1,000,000 or more.


            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares - Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Manager or its affiliates;

            (ii) officers and present or former Directors of the Fund or other investment companies managed by the Manager, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


            (iii) the Manager, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Manager, the Principal Underwriter, AGIS and their affiliates;


            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements -- Group Retirement Plans."


Class B Shares

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.


            Proceeds from the CDSC on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).


            The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                                        Contingent Deferred
                                                        Sales Charge as a %
                                                        of Dollar Amount
                  Year Since Purchase                   Subject to Charge
                  -------------------                   -----------------

                  First                                 3.0%
                  Second                                2.0%
                  Third                                 1.0%
                  Fourth                                None


            In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.


Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares


            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

            Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price.

In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for a Portfolio and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Alternative Purchase Arrangements - Group Retirement Plans

The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's Rule 12b-1 plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and

AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at net asset value to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." The term "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

             Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  - California Portfolio
  - Insured California Portfolio
  - Insured National Portfolio
  - National Portfolio
  - New York Portfolio

AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  - AllianceBernstein Intermediate Diversified Municipal
Portfolio
  - AllianceBernstein Intermediate California Municipal Portfolio
  - AllianceBernstein Intermediate New York Municipal Portfolio
  - AllianceBernstein Short Duration Portfolio
  - AllianceBernstein Tax-Managed International Portfolio
  - AllianceBernstein International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements -- Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and
                  (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii)
                  owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Statement of Intention. Class A investors may also obtain the quantity discounts under "Alternative Purchase Arrangements -- Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of a Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC, has been paid and the Principal

Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains an account in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

            Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.


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REDEMPTION AND REPURCHASE OF SHARES
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            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How to Sell Shares." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.


Redemption

            Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.


            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.


            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

            To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase. The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


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SHAREHOLDER SERVICES
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            The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares of each Portfolio unless otherwise indicated. If you are a shareholder in a group retirement plan, your retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein.

Automatic Investment Program. Investors may purchase shares of a Portfolio through an automatic investment program utilizing "Electronic Fund Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.


Exchange Privilege. You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.


            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.


            None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.


            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.



Statements and Reports


            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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NET ASSET VALUE
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            The per share net asset value is computed at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

            (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

            (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            A Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.


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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

            The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

            The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

            Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

            Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").


            Distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.


            The New York Municipal Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Portfolios will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.


            A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.


            Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

            The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

            Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

            The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

            Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.


            The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

            Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.


            Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.


            A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

            The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

--------------------------------------------------------------------------------
BROKERAGE AND PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

            The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. In transactions on stock exchanges in the United States, these commissions are negotiated. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.

            The Manager's primary consideration in effecting a security transaction for the Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

            The Portfolios did not pay any brokerage commissions for the past three fiscal years.

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GENERAL INFORMATION
--------------------------------------------------------------------------------

            The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

            Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

            Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

            As of January 5, 2004, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or any class of the Portfolios:

                                             NO. OF SHARES             % OF
NAME AND ADDRESS                             OF CLASS                  CLASS
----------------                             --------                  -----

NEW YORK PORTFOLIO

CLASS A SHARES:


Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        306,018                 5.82%

MLPF&S
For the Sole Benefit of
 its Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  33246-6484                1,0004,147                19.10%


CLASS B SHARES:


Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        419,065                 9.41%

MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                    638,763                14.35%


CLASS C SHARES:


MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                  2,075,778                46.26%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        367,731                 8.19%

CALIFORNIA PORTFOLIO

CLASS A SHARES:


Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        268,799                 7.03%

MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                   226,628                 5.93%

Dean Witter Reynolds
ATTN:  Mutual Fund Operations
2 Harborside Plaza
2nd Floor
Jersey City, NJ  07311                         381,934                 9.99%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                    185,189                 4.84%


CLASS B SHARES:


MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                    124,141                 4.50%


CLASS C SHARES:


MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Administration
4800 Deer Lake Drive East
Second Floor
Jacksonville, FL 32246-6486                    516,983                16.28%

Citigroup Capital Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        361,682                11.39%


DIVERSIFIED PORTFOLIO

CLASS A SHARES:


MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                  1,895,445                20.47%

Citigroup Capital Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        706,389                 7.63%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                         924,234                 9.98%


CLASS B SHARES:


MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Administration
4800 Deer Lake Drive East
Second Floor
Jacksonville, FL 32246-6484                  2,255,095                28.72%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        362,273                 4.61%

CLASS C SHARES:


MLPF&S
For the Sole Benefit of
 its Customers
ATTN: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6486                  2,928,054                38.26%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                        715,315                 9.35%


Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

            ABIRM, an indirect wholly owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933.

Counsel


            The law firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

Independent Auditors

            PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent auditors to audit the annual financial statements of each Portfolio.

Additional Information


            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


            The financial statements and the report of PricewaterhouseCoopers, LLP for the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2003 and was filed on December 10, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

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APPENDIX A: Description of Corporate and Municipal Bond Ratings
--------------------------------------------------------------------------------

            The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

----------
(1)   Reprinted from Standard & Poor's Bond Guide

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

----------
(2)   As provided by Fitch Ratings, Inc.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great

----------
(3) Reprinted from Moody's Bond Record and Short Term Market Record length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

            The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

            A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an

----------
(4) Reprinted from Standard & Poor's Bond Guide original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(6)

            Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

----------
(5)   As provided by Fitch Ratings, Inc.

(6)   Reprinted from Moody's Bond Record and Short Term Market Record

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

            The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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(7)   Reprinted from Standard & Poor's Bond Guide

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

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(8)   As provided by Fitch Ratings, Inc.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
CLASS A, CLASS B, CLASS C, CLASS R

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c/o Alliance Global Investor Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618


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                       STATEMENT OF ADDITIONAL INFORMATION
                                February 2, 2004
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This Statement of Additional Information ("SAI") relates to the AllianceBernstein Short Duration Class A ("Class A") shares, AllianceBernstein Short Duration Class B ("Class B") shares, AllianceBernstein Short Duration Class C ("Class C") shares and AllianceBernstein Short Duration Class R ("Class R") shares of the AllianceBernstein Short Duration Plus Portfolio (the "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). This SAI is not a prospectus but supplements and should be read in conjunction with the prospectus, dated February 2, 2004, for the Portfolio's Class A, Class B, Class C and Class R shares (the "Prospectus"). Certain financial statements from the Fund's annual report dated September 30, 2003 are incorporated by reference into this SAI. Copies of the Fund's Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc., ("AGIS") at the address or the "For Literature" telephone number shown above. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


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(R) This is a registered service mark used under license from the owner, Alliance Capital Management L.P.

TABLE OF CONTENTS


                                                                            Page
                                                                            ----
FUND HISTORY.................................................................B-1
INVESTMENT POLICIES AND RESTRICTIONS.........................................B-1
INVESTMENT RESTRICTIONS......................................................B-3
INVESTMENTS..................................................................B-6
MANAGEMENT OF THE FUND......................................................B-42
EXPENSES OF THE FUND........................................................B-48
PURCHASE OF SHARES..........................................................B-52
REDEMPTION AND REPURCHASE OF SHARES.........................................B-77
SHAREHOLDER SERVICES........................................................B-81
NET ASSET VALUE.............................................................B-85
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................B-88
BROKERAGE AND PORTFOLIO TRANSACTIONS........................................B-93
GENERAL INFORMATION.........................................................B-94
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS.....................B-98
APPENDIX A: Description of Corporate and Municipal Bond Ratings.............B-99

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FUND HISTORY
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      The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.


      The Short Duration Plus Portfolio, doing business as AllianceBernstein Short Duration Portfolio, commenced offering the Short Duration Plus Class shares on December 12, 1988, pursuant to a separate Prospectus. On May 21, 2003, the Portfolio commenced offering Class A shares, Class B shares, and Class C shares and on January 29, 2004, the Portfolio commenced offering Class R shares.


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INVESTMENT POLICIES AND RESTRICTIONS
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      The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objective, policies and restrictions of the Portfolio set forth in the Portfolio's Prospectus. Except as otherwise noted, the Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to the Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that the Portfolio will achieve its investment objective.

      The Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, the Portfolio may invest in any of the securities described in the Prospectus and this SAI. In addition, the Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

      The Portfolio will not purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, the Portfolio will not purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

      In addition to these policies, the Portfolio has policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of the Portfolio may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened.

When interest rates are expected to fall, the duration is lengthened.

      The maturity composition of the Portfolio may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

      Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of the Portfolio's shares fluctuates with the value of its investments.

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INVESTMENT RESTRICTIONS
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      The Portfolio is subject to fundamental investment restrictions. The fundamental restrictions applicable to the Portfolio may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of the Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

      The Portfolio will not, except as otherwise provided herein:

      1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

      2) Make short sales of securities or maintain a short position;

      3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

      4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

      5) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

      6) Purchase oil, gas or other mineral interests;

      7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

      8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

      9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

      11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

      12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment;

      13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

      14) Make investments for the purpose of exercising control or management;

      15) Invest in securities of other registered investment companies;

      16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

      The following investment limitations are not fundamental, and may be changed without shareholder approval. The Portfolio has not and does not currently intend to:

      1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

      2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

      With respect to the Portfolio, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

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INVESTMENTS
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      Subject to the Portfolio's investment policies, the Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies, (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and
(xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolio. Of course, the extent to which the Portfolio emphasizes each of the categories of investment described depends upon the investment objective and restrictions of the Portfolio. Some information regarding some of these types of investments is provided below.


Mortgage-Related Securities. Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

      One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which the Portfolio might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

      The Portfolio may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolio will take such insurance into account in determining whether to invest in such pools.

      The Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

      Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

      Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolio may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

      In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

      Payments to the Portfolio from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolio generally receives prepayments of principal in addition to the principal that is part of the regular monthly payments.

      A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolio normally does not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it invests such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolio is, however, reflected in dividends to shareholders.

Asset-Backed Securities. The Portfolio may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts.

These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolio.

      In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

      Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

      The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

      Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolio's investment objective depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

      After purchase by the Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sales of such security by the Portfolio, but the Manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for the Portfolio.

      Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolio and the value of the Portfolio would be affected. Additionally, the Manager would reevaluate the Portfolio's investment objective and policies.

Private Placements. The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

      Where registration of restricted securities is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.


      The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolio. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio's securities could be adversely affected.

Illiquid Securities. These securities include, among others, securities for which there is no readily available market, options purchased by the Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, the Portfolio may not be able to realize their value upon sale. The Portfolio will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities. While the Portfolio generally invests in domestic securities, the Portfolio may also invest up to 20% of its total assets in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Portfolio. The Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include:

      Foreign Currency Risk. Returns on foreign securities are influenced by currency risk as well as market risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency exchange controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

      Other Risks. Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Warrants. The Portfolio may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations. The Portfolio may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

      Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

      Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

      A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

      The Portfolio expects to invest no more than 5% of the Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolio limits its purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolio limits its purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities. The Portfolio may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities. The Portfolio may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

      The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities. It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolio, subject to Board guidelines.

Derivatives. In seeking to achieve its investment objective, the Portfolio may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions. The Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

      The Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when the Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

      At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

      As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

      The Portfolio does not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies. The Portfolio assumes the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

      The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolio purchases and sells futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by the Portfolio will be traded on exchanges or over-the-counter. The Portfolio may purchase or sell options on futures contracts for hedging or other purposes.

      The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

      If the Manager wishes to shorten the effective duration of the Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of the Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolio's use of futures contracts will not result in leverage.

      The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, the Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. The

Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

      The Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts


      U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolio.

      At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.


      At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures. The purpose of the acquisition or sale of a futures contract, in the case of the Portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may write (i.e., sell) only covered put and call options on futures contracts. The Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio
(i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. The Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited);
(ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

      The Portfolio may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options. The Portfolio may purchase put and call options on securities. The Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolio.

      A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

      The Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolio. When the Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

      A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by the Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

      The Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

      In addition, the Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio will be traded on U.S. and foreign exchanges or over-the-counter.

      The Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      The Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

      In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

      The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by the Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

      The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

      An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Swaps, Caps and Floors. The Portfolio may enter into interest rate or foreign currency swaps and may purchase or sell interest rate caps and floors.

      The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

      The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolio would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

      The Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for the Portfolio.

      The Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Repurchase Agreements. The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. The Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolio's borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing the Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

When-Issued Securities and Forward Commitments. The Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

      When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities. Securities rated Baa by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

      The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

      The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

      The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

      Non-rated fixed-income securities will also be considered for investment by the Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

      In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Future Developments. The Portfolio expects to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification. In determining industry classifications for the Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

           Directors and Officers and Principal Holders of Securities

      The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

----------------------------------------------------------------------------------------------------------------------
NAME, AGE,                PRINCIPAL OCCUPATION(S)                NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD BY
ADDRESS (YEARS OF         DURING THE PAST FIVE YEARS             IN THE FUND COMPLEX    THE DIRECTOR
SERVICE*)                                                        OVERSEEN BY THE
                                                                 DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Interested Directors**

Roger Hertog, 62,         Vice Chairman and Director--           12                     None
1345 Avenue of the        Alliance Capital Management
Americas                  Corporation "ACMC"), the General
New York, NY  10105       Partner of Alliance Capital
(15)                      Management L.P. ("Alliance") since
                          2000; prior thereto, President,
                          Chief Operating Officer and Director
                          -- Sanford C. Bernstein & Co., Inc.
                          ("Bernstein") since prior to 1999.

----------------------------------------------------------------------------------------------------------------------

Independent Directors

Irwin Engelman,#+ 69,     Business Consultant since April        12                     WellGen Inc.; Baruch
936 Fifth Avenue          2002.  Prior thereto, Executive Vice                          College; Long Wharf Theatre;
New York, NY  10021       President and Chief Financial                                 National Corporate Theater
(3)                       Officer - YouthStream Media Networks                          Fund; Temple Shaaray Tefila
                          since October 2000; prior thereto,
                          Vice Chairman and Chief
                          Administrative Officer -- Revlon Inc.
                          since prior to 1999.

----------------------------------------------------------------------------------------------------------------------

Peter W. Huber,#+ 51      Partner-Kellogg Huber Hansen Todd &    12                     None
1615 M Street NW,         Evans (law firm) since prior to
Suite 400,                1999; Senior Fellow-Manhattan
Washington, DC 20036      Institute for Policy Research;
(3)                       Columnist - Forbes Magazine; Partner
                          at Digital Power Group and Digital
                          Power Capital

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME, AGE,                PRINCIPAL OCCUPATION(S)                NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD BY
ADDRESS (YEARS OF         DURING THE PAST FIVE YEARS             IN THE FUND COMPLEX    THE DIRECTOR
SERVICE*)                                                        OVERSEEN BY THE
                                                                 DIRECTOR
----------------------------------------------------------------------------------------------------------------------
William Kristol,#+ 51     Editor, The Weekly Standard since      12                     None
1150 17th Street NW       prior to 1999.
5th Floor
Washington, DC  20036
(9)

----------------------------------------------------------------------------------------------------------------------

Thomas B. Stiles, II,     President - Cedar Lawn Corporation     12                     Laguna Beach Art Museum;
#+ 63                     (cemetery).  Formerly Managing                                Cedar Lawn Corporation
87 Monarch Bay Drive,     Director, Senior Portfolio Manager
Monarch Beach, CA         and Director of Investment Strategy
92629 (elected on         of Smith Barney Asset Management
October 29, 2003)         from 1997 until his retirement in
                          1999. Prior thereto, Chairman and
                          Chief Executive Officer of Greenwich
                          Street Advisors from 1988-1997 and
                          Executive President and Director of
                          E.F. Hutton Group from 1982-1987.

----------------------------------------------------------------------------------------------------------------------

Rosalie J. Wolf,#+ 62,    Managing Partner, Botanica Capital     12                     TIAA-CREF; North European
115 East 87th Street,     Partners LLC.  From January 2001                              Oil Royalty Trust
New York, NY  10128       through 2003, she was a Managing
(3)                       Director at Offit Hall Capital
(Chairman of the Board)   Management LLC.  She is a Trustee
                          of TIAA-CREF and of North
                          European Oil Royalty Trust. From
                          1994-2000 she was Treasurer and
                          Chief Investment Officer of The
                          Rockefeller Foundation. Earlier
                          she held financial executive
                          positions with International
                          Paper company, Bankers Trust, and
                          Mobil Oil Corporation.

----------------------------------------------------------------------------------------------------------------------



*     There is no stated term of office for the Fund's Directors.


** Mr. Hertog is an "interested person," as defined in the 1940 Act, because of his affiliation with ACMC.


#     Member of the Fund's Audit Committee.

+     Member of the Fund's Nominating Committee.


      The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal period. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal period.

      The officers conduct and supervise the daily business operations of the Portfolio, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


      The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2003. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

      Except as otherwise indicated, the directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

      As of January 5, 2004, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolio.

      The following table sets forth the dollar range of equity securities in the Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") overseen by a Director, if any, as of December 31, 2003.

Share Ownership


                                                                                              Aggregate Dollar Range
                                                                                               of Equity Securities
                                                                                                 in All Registered
                                                                                               Investment Companies
                                                                                               Overseen by Director
                                        Dollar Range of Equity Securities in the Portfolio        in Fund Complex
                                      -------------------------------------------------------------------------------
Name
----                                                                                         ------------------------
Interested Directors:

Roger Hertog                                                   $0                                  Over $100,000
Independent Directors:

Irwin Engelman                                                 $0                                  Over $100,000
Peter W. Huber                                                 $0                                       $0
William Kristol                                                $0                                       $0
Thomas B. Stiles                                               $0                                       $0
Rosalie J. Wolf                                                $0                                $50,001-$100,000

      As of December 31, 2003, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.


Officer Information

Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*                     POSITION(S) HELD                     PRINCIPAL OCCUPATION
AND (AGE)                              WITH FUND                            DURING LAST 5 YEARS
------------------                     ----------------                     --------------------
Roger Hertog, 62                       President and Treasurer              See biography above.

Kathleen A. Corbet, 43                 Senior Vice President                Executive Vice President of ACMC,** with
                                                                            which she has been associated since
                                                                            prior to 1999.

Mark R. Manley, 41                     Secretary                            Senior Vice President and Acting General
                                                                            Counsel of ACMC,** with which he has
                                                                            been associated since prior to 1999.


----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.


**    ACMC is an affiliate of the Fund.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Manager

      The Fund's investment manager is Alliance, with offices at 1345 Avenue of the Americas, New York, New York 10105.


      Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

      Alliance, a Delaware limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

      At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership interests in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

      Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

      Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of the Portfolio, Alliance manages the investment of the Portfolio's assets. Alliance makes investment decisions for the Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

      Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

      The Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by the Portfolio is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolio to Alliance for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:

             Management Fee for the Fiscal Year ended September 30,
             ------------------------------------------------------
               2001*                2002*                    2003*
               -----                -----                    -----

            $1,885,559           $1,888,280               $2,208,640

* The Portfolio began offering Class A, B and C shares on May 21, 2003 and Class R shares on January 29, 2004. The management fees shown above are those paid on the Short Duration Plus Class of the Portfolio prior to May 21, 2003, and on all the classes of the Portfolio, including Class A, B and C shares (but not including Class R shares), after the commencement of their offering on May 21, 2003.


      The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

      In approving the Fund's investment management agreement ("Management Agreement") with respect to the Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

      The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

      In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolio to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolio, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolio, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolio's securities transactions. In evaluating the Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.

      The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

      No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolio to approve the Management Agreement, including the fees to be charged for services thereunder.


      Except as indicated above, the Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of the Portfolio's share of the organization expenses of the Fund;
(ix) the fees and expenses involved in
registering and maintaining registration of the Fund and the Portfolio's shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Director's meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolio's securities transactions; (xi) the cost of stock certificates representing shares of the Portfolio; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

      The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.


      The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.




      The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined

Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

--------------------------------------------------------------------------------
EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Services Agreement


      The Fund has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's Class A, Class B, Class C and Class R shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolio's Class A, Class B, Class C and Class R shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

      For the period from May 21, 2003 (commencement of offering of the Class A shares) through September 30, 2003, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $60,827, which constituted approximately .30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $584,372. Of the $645,199 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $1,632 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $329,787 for compensation to broker-dealers and other financial intermediaries (including, $53,377 to the Fund's Principal Underwriter), $241,179 for compensation to sales personnel and $72,601 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      For the period from May 21, 2003 (commencement of offering of the Class B shares) through September 30, 2003, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $60,750, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $631,892. Of the $692,642 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $338 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $591,976 for compensation to broker-dealers and other financial intermediaries (including, $10,926 to the Fund's Principal Underwriter), $84,387 for compensation to sales personnel, $15,941 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class B shares financing.

      For the period from May 21, 2003 (commencement of offering of the Class C shares) through September 30, 2003, the Portfolio paid distribution services fees for expenditures under the agreement, with respect to Class C shares, in amounts aggregating $65,294, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $390,560. Of the $455,854 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $481 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $297,348 for compensation to broker-dealers and other financial intermediaries (including, $15,394 to the Fund's Principal Underwriter), $136,070 for compensation to sales personnel, $21,955 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C and Class R shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.


      With respect to Class A shares of the Portfolio, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C and Class R shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of September 30, 2003, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

              Amount of Unreimbursed Distribution Expenses Carried
                Over (as a percentage of the Class's net assets)
              ----------------------------------------------------
                       Class B                    Class C
                   $631,892 (1.84%)          $390,560 (1.19%)

      The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


      In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Portfolio and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement continues in effect from year to year with respect to each class of the Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

      In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares, Class C shares or Class R shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Principal Underwriter with respect to that class and (ii) the Portfolio would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement. AGIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Class R shares of the Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Class R shares. For the fiscal year ended September 30, 2003, AGIS was entitled to receive $11,843 under the Transfer Agency Agreement.

Code of Ethics and Proxy Voting Policies and Procedures. The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

      The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

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PURCHASE OF SHARES
--------------------------------------------------------------------------------

      The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General


      Shares of the Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or, to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R Shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of the Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

      Investors may purchase shares of the Portfolio either through selected dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"), or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the

Portfolio's shares may receive differing compensation for selling different classes of shares.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders.

      The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Policy Regarding Excessive or Short Duration Trading.

      Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases, sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase and exchange activity, as described under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors will be evaluated to determine whether such activity might constitute "market timing" activity. Generally speaking, when a fund shareholder makes more than two exchange or purchase transactions in amounts of $25,000 or more in an AllianceBernstein Mutual Fund during any 90-day period, the transactions will be "flagged' by these surveillance procedures. Additionally, each purchase and sale of fund shares in excess of $1,000,000 will be "flagged." These surveillance limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

      o Account Blocking Procedures. When a particular transaction or pattern of transactions flagged by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, to be excessive or short duration trading in nature, the relevant fund account will be immediately "blocked" with respect to any future purchase or exchange activity (sales of shares back to the Portfolio, however, will continue to be permitted in accordance with the terms of the Prospectus). A notice to this effect will be issued to the relevant AllianceBernstein Mutual Fund account holder and/or the associated broker, dealer or other financial intermediary through whom such account holder holds fund shares, as appropriate. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides conclusive evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS, that the account holder did not or will not in the future engage in excessive or short duration trading. For purposes of these account blocking procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS, may consider trading activity in multiple accounts under common ownership, control or influence.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.

      Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS, may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares which may be facilitated by these entities. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS, consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading.

      Patterns of excessive purchases, sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from patterns of excessive purchases, sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, patterns of excessive purchases, sales or exchanges of funds shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, patterns of excessive purchases, sales or exchanges of a funds shares may also force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

      In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in patterns of excessive purchases, sales or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

      The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy also may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

      A shareholder identified as having engaged in short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases, sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares subsequently decline in value, are subject to a CDSC, if the shareholder recently paid a front-end sales charge or if the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

      The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

      The public offering price of shares of the Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

      The respective per share net asset values of the various classes of shares of the Portfolio are expected to be substantially the same. However, the per share net asset values of the Class B, Class C and Class R shares will generally be slightly lower than the per share net asset values of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

      The Fund will accept unconditional orders for shares of the Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange.

The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.


      Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


      Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolio, stock certificates representing shares of the Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Class R shares,
(iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C and Class R shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

      The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

      Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.


      Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


      Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

      Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

      For the period from May 21, 2003 (commencement of offering of the Class A, B, and C shares) through September 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio was $546,567. Of that amount, the Principal Underwriters received the amount of $19,790, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriters). During the period from May 21, 2003 through September 30, 2003, the Principal Underwriter received CDSCs of $25,255 on Class A shares, $6,779 on Class B shares and $5,551 on Class C shares.


Class A Shares

      The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

Sales Charge


                                                                              Discount or
                                                                              Commission
                                                       As % of                to Dealers
                                    As % of            the                    or Agents
                                    Net                Public                 As % of
Amount of                           Amount             Offering               Offering
Purchase                            Invested           Price                  Price
---------                           --------           --------               -----------
Less than
   $100,000....................     4.44%              4.25%                  4.00%
$100,000 but
    less than
    $250,000...................     3.36               3.25                   3.00
$250,000 but
    less than
    $500,000...................     2.30               2.25                   2.00
$500,000 but
    less than
    $1,000,000*................     1.78               1.75                   1.50


----------
*     There is no initial sales charge on transactions of $1,000,000 or more.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

      No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". The Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

      In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares-Sales at Net Asset Value. The Portfolio may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Manager or its affiliates;

            (ii) officers and present or former Directors of the Fund or other investment companies managed by the Manager; officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


            (iii) the Manager, Principal Underwriter, AGIS and their affiliates;
                  certain employee benefit plans for employees of the Manager, the Principal Underwriter, AGIS and their affiliates;


            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by a Principal Underwriter, pursuant to which persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements--Group Retirement Plans."


Class B Shares

      Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.


      Proceeds from the CDSC on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


      To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).


      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                                     Contingent Deferred
                                                     Sales Charge as a %
                                                     of Dollar Amount
                  Year Since Purchase                Subject to Charge
                  -------------------                -----------------

                  First                              3.0%
                  Second                             2.0%
                  Third                              1.0%
                  Fourth                             None


      In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Program--Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM, when such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the portfolio, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.


Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

      For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares


      Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

      Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

      Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Class R Shares

Class R shares are offered only to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and will have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Alternative Purchase Arrangements - Group Retirement Plans

The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $10 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's 12b-1 plan.

      Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

      Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

      Class R Shares. Class R shares are available to certain group retirement plans with plan assets of $1 million to $10 million. Such plans are not eligible to purchase Class A shares. Class R shares are not subject to a front-end sales charge or CDSC but are subject to a .50% distribution fee.

Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest. For example, the Portfolio makes its Class A shares available at net asset value to group retirement plans with plan assets of $10 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. Because Class A shares have lower Rule 12b-1 distribution fees than Class R shares, plans eligible for Class A shares with no CDSC should purchase Class A shares. The plan sponsor or fiduciary for plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore is not eligible for the waiver of the 1%, 1-year CDSC) should weigh the lower distribution fee and the 1%, 1-year CDSC of Class A shares against the higher distribution fee and absence of a CDSC on Class R shares available from the Portfolio. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A and Class R shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

      The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." A "purchase" means a single or concurrent purchase of shares of the Portfolio or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc.
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio

AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  - AllianceBernstein Balanced Wealth Strategy
  - AllianceBernstein Growth Fund
  - AllianceBernstein Tax-Managed Balanced Wealth Strategy Fund
  - AllianceBernstein Tax-Managed Wealth Appreciation Strategy
  - AllianceBernstein Tax-Managed Wealth Preservation Strategy
  - AllianceBernstein Wealth Appreciation Strategy
  - AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.
  - AllianceBernstein Intermediate Diversified Municipal
Portfolio
  - AllianceBernstein Intermediate California Municipal Portfolio
  - AllianceBernstein Intermediate New York Municipal Portfolio
  - AllianceBernstein Short Duration Portfolio
  - AllianceBernstein Tax-Managed International Portfolio
  - AllianceBernstein International Portfolio

      Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the

"For Literature" telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." In such cases, the applicable sales charge will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii)
                  owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

      For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

Statement of Intention. Class A investors may also obtain the quantity discounts under "Alternative Purchase Arrangements--Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

      Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

      The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

      Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of the Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

      In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of the Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of such Portfolio.

      Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting

AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

      Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

      With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.


--------------------------------------------------------------------------------
REDEMPTION AND REPURCHASE OF SHARES
--------------------------------------------------------------------------------


      The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.


Redemption


      Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

      Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

      To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.


Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption By Check. The Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase. The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General. The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days.

Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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SHAREHOLDER SERVICES
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      The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares of the Portfolio unless otherwise indicated. If you are a shareholder in a group retirement plan, your retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program. Investors may purchase shares of the Portfolio through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege. You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including ABIRM Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

      Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

      Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

      Each Portfolio shareholder and the shareholder's selected financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates.

Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


      Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

      None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports


      Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

      When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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NET ASSET VALUE
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      The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

      In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

      With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

      (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

      (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

      (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

      (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

      (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

      (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

      (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

      (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

      (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

      (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

      (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

      With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

      Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

      The Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

      For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

      The assets attributable to the Class A shares, Class B shares, Class C shares and Class R shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.


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DIVIDENDS, DISTRIBUTIONS AND TAXES
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      The Fund intends the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

      The Portfolio intends to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolio) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

      Gains or losses on sales of securities by the Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

      Dividends paid by the Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

      The Portfolio intends to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, the Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

      Distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

      Pursuant to recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals) may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. However, such rate generally will not apply to dividends received from the Portfolio.


      The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

      Gain or loss realized by the Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

      The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolio may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by the Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

      Certain Section 1256 contracts undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolio are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolio.

      The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by the Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

      The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

      Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, the Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

      Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.


      Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

      A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

      The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolio. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolio upon their individual tax situations.

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BROKERAGE AND PORTFOLIO TRANSACTIONS
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      The Manager is responsible for decisions to buy and sell securities for the Portfolio and for broker-dealer selection. In general, securities in which the Portfolio invests are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolio might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolio engages in purchase or sale transactions with another mutual fund.

      The Manager's primary consideration in effecting a security transaction for the Portfolio is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial the Portfolio or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

      The Portfolio did not pay any brokerage commissions for the past three fiscal years.

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GENERAL INFORMATION
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      The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

      Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolio or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

      Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of the Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.


      A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the

Portfolio has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Portfolio, are entitled to receive the net assets of the Portfolio.

      As of January 5, 2004, to the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of the Portfolio, or any class of the Portfolio.

            Name and Address                      No of Shares           % of Class
                                                    of Class
CLASS A SHARES:

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 West 34th Street, Fl. 3
New York, NY  1001-2401                              667,691                10.24%

MLPF&S
For the Sole Benefit of
 Its Customers
ATTN:  Fund Administration
4800 Dear Lake Drive East
Second Floor
Jacksonville, FL  32246-6484                         402,932                 6.18%

Pershing LLC
P. O. Box 2052
Jersey City, NJ  07303-2052                          388,137                 5.95%

CLASS B SHARES:

MLPF&S
For the Sole Benefit of
 Its Customers
ATTN:  Fund Administration
4800 Dear Lake Drive East
Second Floor
Jacksonville, FL  32246-6484                        4455,955                15.48%

            Name and Address                      No of Shares           % of Class
                                                    of Class
CLASS C SHARES:

Citigroup Global Markets
House Account
ATTN:  Cindy Tempesta
333 West 34th Street, Fl. 3
New York, NY  1001-2401                              150,132                 5.40%

MLPF&S
For the Sole Benefit of
 Its Customers
ATTN:  Fund Administration
4800 Dear Lake Drive East
Second Floor
Jacksonville, FL  32246-6484                         655,856                23.57%


Custodian

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter


      ABIRM, an indirect wholly owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B, Class C and Class R shares of the Portfolio. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933.


Counsel


      The law firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

Independent Auditors

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent auditors to audit the annual financial statements of the Portfolio.




Additional Information


      Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The financial statements and the report of PricewaterhouseCoopers, LLP for the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2003 and was filed on December 10, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618. These reports are not available for the Portfolio's Class R shares as of the date of this Statement of Additional Information because the Portfolio began offering this class on January 29, 2004.

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APPENDIX A: Description of Corporate and Municipal Bond Ratings
--------------------------------------------------------------------------------


      The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

----------
(1)   Reprinted from Standard & Poor's Bond Guide

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

----------
(2)   As provided by Fitch Ratings, Inc.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

----------
(3)   Reprinted from Moody's Bond Record and Short Term Market Record

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

      The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

----------
(4)   Reprinted from Standard & Poor's Bond Guide

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(6)

      Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

----------
(5)   As provided by Fitch Ratings, Inc.

(6)   Reprinted from Moody's Bond Record and Short Term Market Record

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

      The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

----------
(7)   Reprinted from Standard & Poor's Bond Guide

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

----------
(8)   As provided by Fitch Ratings, Inc.

--------------------------------------------------------------------------------
APPENDIX B: Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts
--------------------------------------------------------------------------------

INTRODUCTION

      As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

      This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

      Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

      Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

      Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                           AllianceBernstein Tax-Managed International Portfolio
                                       AllianceBernstein International Portfolio

--------------------------------------------------------------------------------

c/o ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 2, 2004


--------------------------------------------------------------------------------

         This Statement of Additional Information ("SAI") relates to (i) the AllianceBernstein Tax-Managed International Class A ("Class A") shares, AllianceBernstein Tax-Managed International Class B ("Class B") shares and AllianceBernstein Tax-Managed International Class C ("Class C") shares of the AllianceBernstein Tax-Managed International Portfolio (the "Tax-Managed International Portfolio") and (ii) the AllianceBernstein International Class A ("Class A") shares, AllianceBernstein International Class B ("Class B") shares, AllianceBernstein International Class ("Class C") shares and AllianceBernstein International Class R ("Class R") shares of the AllianceBernstein International Portfolio (the "International Portfolio" and together with the Tax- Managed International Portfolio, the "Portfolios"). Each Portfolio is a series of the Sanford C. Bernstein Fund, Inc. (the "Fund").


         This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated February 2, 2004, for the Tax-Managed International Portfolio's Class A, Class B and Class C shares and the International Portfolio's Class A, Class B, Class C and Class R shares (the "Prospectus"). Copies of the Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS


                                                                           Page
FUND HISTORY...............................................................B-3
INVESTMENTS STRATEGIES AND RELATED RISKS...................................B-3
INVESTMENT RESTRICTIONS....................................................B-5
INVESTMENTS................................................................B-7
EQUITY SECURITIES..........................................................B-7
PRIVATE PLACEMENTS.........................................................B-8
ILLIQUID SECURITIES........................................................B-9
CONVERTIBLE SECURITIES.....................................................B-9
OTHER SECURITIES..........................................................B-10
DERIVATIVES...............................................................B-10
FOREIGN CURRENCY TRANSACTIONS.............................................B-10
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS........................B-12
FUTURES CONTRACTS.........................................................B-13
OPTIONS ON FUTURES CONTRACTS..............................................B-13
OPTIONS  B-15
SWAPS, CAPS AND FLOORS....................................................B-18
REPURCHASE AGREEMENTS.....................................................B-20
REVERSE REPURCHASE AGREEMENTS.............................................B-20
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS............................B-21
FUTURE DEVELOPMENTS.......................................................B-21
INDUSTRY CLASSIFICATION...................................................B-22
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES................B-22
MANAGER AND DISTRIBUTOR...................................................B-26
EXPENSES OF THE FUND......................................................B-30
PURCHASE OF SHARES........................................................B-32
REDEMPTION AND REPURCHASE OF SHARES.......................................B-50
SHAREHOLDER SERVICES......................................................B-53
NET ASSET VALUE...........................................................B-56
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................B-59
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................B-62
CUSTODIAN, COUNSEL, INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS.........B-66
DESCRIPTION OF SHARES.....................................................B-67
APPENDIX A................................................................B-69
APPENDIX B................................................................B-76
PROXY POLICIES............................................................B-76
PROXY VOTING COMMITTEES...................................................B-78
CONFLICTS OF INTEREST.....................................................B-78
PROXIES OF CERTAIN NON-US ISSUERS.........................................B-78

                                  FUND HISTORY

         The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company. Each Portfolio is diversified.

         The Tax-Managed International Portfolio, doing business as AllianceBernstein Tax-Managed International Portfolio, commenced offering the Tax-Managed International Class shares on June 22, 1992 and the International Portfolio, doing business as AllianceBernstein International Portfolio, commenced offering the International Class shares on April 30, 1999, pursuant to a separate Prospectus. On December 30, 2003, the Tax-Managed International Portfolio commenced offering Class A shares, Class B shares and Class C shares and the International Portfolio commenced offering Class A shares, Class B shares, Class C shares and Class R shares.

         To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio" changed its name to "Tax-Managed International Portfolio," and the "International Value Portfolio II" changed its name to "International Portfolio."

                    INVESTMENTS STRATEGIES AND RELATED RISKS

         For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the Fund's Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

General Investment Policies

         The Tax-Managed International Portfolio and the International Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolios will invest primarily in equity securities of established foreign companies in countries that comprise the Morgan Stanley(R) Capital International Europe, Australasia, Far East (EAFE) index. The Portfolios may also invest in equity securities of companies in less developed or emerging market countries.

         As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market."

         Under normal circumstances, each of the Portfolios invests at least 65% of the total assets in at least three foreign countries. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolios may temporarily, for defensive purposes, invest part or all of their portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. The Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

         The Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

         Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

Investment Risks

         Market Risk. Since the Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

         The securities markets in many emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices. Some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

         Foreign Currency Risk. Returns on foreign securities are influenced by currency risk as well as market risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency exchange controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolios.

         Other Risks. Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

                             INVESTMENT RESTRICTIONS

         Each of the Portfolios is subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of one Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

         Neither Portfolio may, except as otherwise provided herein:

         1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

         2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

         3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

         4)       Issue senior securities, except as permitted under the 1940
                  Act;

         5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

         6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

         7)       Purchase oil, gas or other mineral interests;

         8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

         9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

         10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

         11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

         12) Make investments for the purpose of exercising control or management.

         The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Portfolios has not and currently does not intend to:

         1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

         2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

         3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

         4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                                   INVESTMENTS

         The Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which the Portfolios emphasize each of the categories of investment described depends upon the investment objectives and restrictions of the Portfolios. Some information regarding some of these types of investments is provided below.

Equity Securities

         The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the Portfolios, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of the Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Private Placements


         The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

         Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.


         The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities

         These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale. The Portfolios will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.

Preferred Stock

         The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Warrants

         The Portfolios may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities

         The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

         The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities

         It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

         In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolios may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

         The Portfolios may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

         Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

         Under certain circumstances, each of the Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Futures Contracts and Options on Futures Contracts

         The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

         The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities, or for other purposes.

         No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts

         U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

         A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

         The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options

         The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

         Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

         A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

         In addition, the Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

         The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid.

It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Swaps, Caps and Floors

         Each Portfolio may enter into interest rate or foreign currency swaps and may purchase or sell interest rate caps and floors.

         The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements

         The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

         Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

         A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio.

         A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Repurchase Agreements

         Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities.

Reverse Repurchase Agreements

         The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

When-Issued Securities and Forward Commitments

         Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Future Developments

         The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification

         In determining industry classifications for each of the Portfolios, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.


----------------------------------------------------------------------------------------------------------------------

NAME, AGE,                 PRINCIPAL OCCUPATION(S)                  NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD
ADDRESS (YEARS OF          DURING THE PAST FIVE YEARS               IN THE FUND COMPLEX    BY THE DIRECTOR
SERVICE*)                                                           OVERSEEN BY THE
                                                                    DIRECTOR

----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**

Roger Hertog, 62,          Vice Chairman and Director -- Alliance   12                     None
1345 Avenue of the         Capital Management Corporation
Americas                   ("ACMC"), the General Partner of
New York, NY  10105        Alliance Capital Management L.P.
(15)                       ("Alliance") since 2000; prior
                           thereto, President, Chief Operating
                           Officer and Director -- Sanford C.
                           Bernstein & Co., Inc. ("Bernstein")
                           since prior to 1999.

----------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Irwin Engelman,#+ 69,      Business Consultant since April 2002.    12                     WellGen Inc.; Baruch
936 Fifth Avenue           Prior thereto, Executive Vice                                   College; Long Wharf
New York, NY  10021        President and Chief Financial Officer,                          Theatre; National
(3)                        YouthStream Media Networks since                                Corporate Theater Fund;
                           October 2000; prior thereto, Vice                               Temple Shaaray Tefila
                           Chairman and Chief Administrative
                           Officer -- Revlon Inc. since prior to
                           1999.

----------------------------------------------------------------------------------------------------------------------

Peter W. Huber,#+ 51       Partner-Kellogg Huber Hansen Todd &      12                     None
1615 M Street NW,          Evans (law firm) since prior to 1999;
Suite 400,                 Senior Fellow-Manhattan Institute for
Washington, DC 20036       Policy Research; Columnist - Forbes
(3)                        Magazine; Partner at Digital Power
                           Group and Digital Power Capital.

----------------------------------------------------------------------------------------------------------------------

William Kristol,#+ 51      Editor, The Weekly Standard since        12                     None
1150 17th Street NW        prior to 1999.
5th Floor
Washington, DC  20036
(9)

----------------------------------------------------------------------------------------------------------------------

Thomas B. Stiles,#+ 63     President - Cedar Lawn Corporation       12                     Laguna Beach Art Museum;
87 Monarch Bay Drive,      (cemetery).  Formerly Managing                                  Cedar Lawn Corporation
Monarch Beach, CA 92629    Director, Senior Portfolio Manager and
(elected on October 29,    Director of Investment Strategy of
2003)                      Smith Barney Asset Management from
                           1997 until his retirement in 1999. Prior thereto,
                           Chairman and Chief Executive Officer of Greenwich
                           Street Advisors from 1988-1997 and Executive Vice
                           President and Director of E.F. Hutton Group from
                           1982-1987.

----------------------------------------------------------------------------------------------------------------------

Rosalie J. Wolf,#+ 62,     Managing Partner, Botanica Capital       12                     TIAA-CREF; North
115 East 87th Street,      Partners LLC.  From January 2001                                European Oil Royalty Trust
New York, NY  10128        through 2003, she was a Managing
(3)                        Director at Offit Hall Capital
(Chairman of the Board)    Management LLC.  She is a Trustee of
                           TIAA-CREF and of North European Oil Royalty Trust.
                           From 1994-2000 she was Treasurer and Chief Investment
                           Officer of The Rockefeller Foundation. Earlier she
                           held financial executive positions with International
                           Paper company, Bankers Trust, and Mobil Oil
                           Corporation.

----------------------------------------------------------------------------------------------------------------------


*        There is no stated term of office for the Fund's Directors.


** Mr. Hertog, is an "interested person," as defined in the 1940 Act, because of his affiliation with ACMC.


#        Member of the Fund's Audit Committee.

+        Member of the Fund's Nominating Committee.

         The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal period. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal period.


         The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.

         The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2003. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.


         Except as otherwise indicated, directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

         As of January 5, 2004, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

         The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") overseen by a Director, if any, as of December 31, 2003.


Share Ownership


                                                                                               Aggregate Dollar Range
                                                                                                of Equity Securities
                                                                                                  in All Registered
                                                                                                Investment Companies
                                                                                                Overseen by Director
                                              Dollar Range of Equity Securities in the             in Fund Complex
                                       ------------------------------------------------------  -----------------------
                                         AllianceBernstein Tax          AllianceBernstein
                                         Managed International            International
Name                                           Portfolio                    Portfolio
----                                   -------------------------      -----------------------  -----------------------
Interested Directors:

Roger Hertog                                        $0                     Over $100,000           Over $100,000

Independent Directors:

Irwin Engelman                                      $0                     Over $100,000           Over $100,000
Peter W. Huber                                      $0                          $0                      $0
William Kristol                                     $0                          $0                      $0
Thomas B. Stiles                                    $0                          $0                      $0
Rosalie J. Wolf                               $10,001-$50,000                   $0                $50,001-100,000

As of December 31, 2003, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.


Officer Information

         Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*                     POSITION(S) HELD                     PRINCIPAL OCCUPATION
AND (AGE)                              WITH FUND                            DURING LAST 5 YEARS
------------------------------         -----------------------------        ------------------------------------------

Roger Hertog, 62                       President and Treasurer              See biography above.

Kathleen A. Corbet, 43                 Senior Vice President                Executive Vice President of ACMC,** with
                                                                            which she has been associated since
                                                                            prior to 1999.

Mark R. Manley, 41                     Secretary                            Senior Vice President and Acting General
                                                                            Counsel of ACMC,** with which he has
                                                                            been associated since prior to 1999.


-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.


**       ACMC is an affiliate of the Fund.


                             MANAGER AND DISTRIBUTOR

         Manager. The Fund's investment manager is Alliance, with offices at 1345 Avenue of the Americas, New York, New York 10105.


         Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

         Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "NYSE"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

         At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership interests in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

         Based on information provided by AXA, on March 3, 2003 approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

         Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

         Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

         Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Portfolios is at an annual rate of 1.00% of the Portfolio's average daily net assets up to but not exceeding $1 billion; an annual rate of 0.90 of 1% of the Portfolio's average daily net assets that is in excess of $1 billion up to, but not exceeding $4 billion; an annual rate of
0.875 of 1% of the Portfolio's average daily net assets in excess of $4 billion up to, but not exceeding $6 billion; and 0.85 of 1% of the Portfolio's average daily net assets over $6 billion. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Alliance for the fiscal years ended September 30, 2001, September 30, 2002 and September 30, 2003:


                                                    Management Fee for the Fiscal Year ended
                                                                 September 30,
                                         --------------------------------------------------------------
               Portfolio                         2001*                2002*               2003*
---------------------------------------- ---------------------- ------------------- -------------------
Tax-Managed International Portfolio           $26,458,620          $25,376,292         $27,014,371
International Portfolio                       $16,464,202          $14,858,095         $15,154,577

         *The Tax-Managed International Portfolio began offering Class A, Class B and Class C shares on December 30, 2003 and the International Portfolio began offering Class A, Class B, Class C and Class R shares on December 30, 2003. The management fees shown were those paid on another class of the respective Portfolios prior to December 30, 2003.


         The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

         In approving the Fund's investment management agreement ("Management Agreement") with respect to each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

         The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

         In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolios to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolios, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolios' securities transactions. In evaluating a Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.

         The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolios to approve the Management Agreement, including the fees to be charged for services thereunder.


         Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement and the Shareholder Servicing Agreement; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and
(xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.


         The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

         The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.



                              EXPENSES OF THE FUND

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, located at 1345 Avenue of the Americas, New York, New York 10105, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares, as well as International Portfolio's Class R shares, and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A shares, Class B shares and Class C shares, as well as International Portfolio's Class R shares, in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares, Class C shares and Class R shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios' shares.

         With respect to Class A shares of the Portfolios, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C and Class R shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Additional distribution expenses for Class B, Class C and Class R shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs.

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission") make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


         The Agreement continues in effect from year to year with respect to each class of the Portfolios provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.


         In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares or Class R shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class, and (ii) neither Portfolio would be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         AGIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, and Class R shares of the International Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Class R shares, reflecting the additional costs associated with the Class B and Class C CDSCs.

Code of Ethics and Proxy Voting Policies and Procedures

         The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


         The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.


                               PURCHASE OF SHARES

         The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares - How to Buy Shares."

General


         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares") or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"). Class R shares of the International Portfolio are offered to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolios that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Investors may purchase shares of a Portfolio either through selected dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B, Class C or Class R shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements for classes of shares available through that financial intermediary and as to the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

         In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


Right to Restrict, Reject or Cancel Purchase and Exchange Orders.

         The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Policy Regarding Excessive or Short Duration Trading.

         Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases, sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase and exchange activity, as described under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors will be evaluated to determine whether such activity might constitute "market timing" activity. Generally speaking, when a fund shareholder makes more than two exchange or purchase transactions in amounts of $25,000 or more in an AllianceBernstein Mutual Fund during any 90-day period, the transactions will be "flagged' by these surveillance procedures. Additionally, each purchase and sale of fund shares in excess of $1,000,000 will be "flagged." These surveillance limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions flagged by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, to be excessive or short duration trading in nature, the relevant fund account will be immediately "blocked" with respect to any future purchase or exchange activity (sales of shares back to the Portfolio, however, will continue to be permitted in accordance with the terms of the Prospectus). A notice to this effect will be issued to the relevant AllianceBernstein Mutual Fund account holder and/or the associated broker, dealer or other financial intermediary through whom such account holder holds fund shares, as appropriate. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides conclusive evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS, that the account holder did not or will not in the future engage in excessive or short duration trading. For purposes of these account blocking procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS, may consider trading activity in multiple accounts under common ownership, control or influence.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.

            Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS, may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares which may be facilitated by these entities. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS, consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading.

            Patterns of excessive purchases, sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from patterns of excessive purchases, sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, patterns of excessive purchases, sales or exchanges of funds shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, patterns of excessive purchases, sales or exchanges of a funds shares may also force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

            In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in patterns of excessive purchases, sales or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

            The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy also may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

                  A shareholder identified as having engaged in short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases, sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares subsequently decline in value, are subject to a CDSC, if the shareholder recently paid a front-end sales charge or if the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

          The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of shares of a Portfolio, shareholders will not be able to acquire those shares, including through an exchange.

         The public offering price of shares of the Portfolios is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolios invest might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the various classes of shares of the Portfolios are expected to be substantially the same. However, the per share net asset values of the Class B, Class C and Class R shares will generally be slightly lower than the per share net asset value of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


         The Fund will accept unconditional orders for shares of the Portfolios to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolios, stock certificates representing shares of the Portfolios are not issued except upon written request to the

Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.



         Each class of shares of each of the Portfolios represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Class R shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C and Class R shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.


Alternative Retail Purchase Arrangements

         Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.


         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares of the Portfolios is the net asset value plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                       As % of the       Discount or Commission to
                                               As % of Net Amount      Public Offering   Dealers or Agents As % of
Amount of Purchase                             Invested                Price             Offering Price
--------------------------------------         -------------------     ---------------   -------------------------
Less than $100,000                             4.44%                   4.25%             4.00%
$100,000 but less than $250,000                3.36                    3.25              3.00
$250,000 but less than $500,000                2.30                    2.25              2.00
$500,000 but less than $1,000,000*             1.78                    1.75              1.50

------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sales of their Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature." The Portfolios receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


         In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.


         Class A Shares - Sales at Net Asset Value. The Portfolios may sell their Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

                  (i) investment management clients of the Manager or its affiliates;

                  (ii) officers and present or former Directors of the Fund or other investment companies managed by the Manager, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

                  (iii) the Manager, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Manager, the Principal Underwriter, AGIS and their affiliates;


                  (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and


                  (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares


         Investors may purchase Class B shares of a Portfolio at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.


         Proceeds from the CDSC on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sale of their Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Portfolios to sell their Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption.

Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares of a Portfolio at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year                                 Contingent Deferred Sales Charge as
Since Purchase                       a % of Dollar Amount Subject to Charge
--------------                       --------------------------------------

First                                4.0%
Second                               3.0%
Third                                2.0%
Fourth                               1.0%
Fifth and thereafter                 None

         In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

         The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the

Portfolio, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.


         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.


         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares


         Investors may purchase Class C shares of a Portfolio at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolios will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Portfolios to sell their Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolios and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.


         Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sale of their Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


         The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


Class R Shares

         Class R shares of the International Portfolio are offered only to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Fund. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and will have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Alternative Purchase Arrangements - Group Retirement Plans

         The Portfolios offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolios. In order to enable participants investing through group retirement plans to purchase shares of the Portfolios, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


         Class A Shares. Class A shares of the Portfolios are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates a Portfolio as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.


         Class B Shares. Class B shares of the Portfolios are generally not available for purchase by group retirement plans.


         Class C Shares. Class C shares of the Portfolios are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.


         Class R Shares of the International Portfolio. Class R shares of the International Portfolio are available to certain group retirement plans with plan assets of $1 million to $10 million. Such plans are not eligible to purchase Class A shares. Class R shares are not subject to front-end sales charge or CDSC but are subject to a .50% distribution fee.


         Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolios' share class eligibility criteria before determining whether to invest. For example, the Portfolios make their Class A shares available at net asset value to group retirement plans with plan assets of $10 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, Class B shares are generally not available to group retirement plans. Because Class A shares have lower Rule 12b-1 distribution fees than Class R shares, plans eligible for Class A shares with no CDSC should purchase Class A shares. The plan sponsor or fiduciary for plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore is not eligible for the waiver of the 1%, 1-year CDSC) should weigh the lower distribution fee and the 1%, 1-year CDSC of Class A shares against the higher distribution fee and absence of a CDSC on Class R shares available from the Fund. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A and Class R shares have lower expenses, and therefore higher returns, than Class B shares before determining which class to make available to its plan participants.


Sales Charge Reduction Programs

         The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.


         Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders ay be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund by: (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


         Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Fund, Inc.
AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.
     -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
     -AllianceBernstein Corporate Bond Portfolio
     -AllianceBernstein Quality Bond Portfolio
     -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves

Alliance Bernstein Global Research Growth Fund, Inc.

AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
     -California Portfolio
     -Insured California Portfolio
     -Insured National Portfolio
     -National Portfolio
     -New York Portfolio
AllianceBernstein Municipal Income Fund II
     -Arizona Portfolio
     -Florida Portfolio
     -Massachusetts Portfolio
     -Michigan Portfolio
     -Minnesota Portfolio
     -New Jersey Portfolio
     -Ohio Portfolio
     -Pennsylvania Portfolio
     -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.

AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
     -Biotechnology Portfolio
     -Premier Portfolio
     -Technology Portfolio

AllianceBernstein Small Cap Growth Fund, Inc.

AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust

     -AllianceBernstein Global Value Fund
     -AllianceBernstein International Value Fund
     -AllianceBernstein Small Cap Value Fund
     -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.

AllianceBernstein Intermediate Municipal Portfolios
         -Intermediate New York Municipal Portfolio
         -Intermediate California Municipal Portfolio
         -Intermediate Diversified Municipal Portfolio

The Alliance Portfolios

     -AllianceBernstein Balanced Wealth Strategy

     -AllianceBernstein Growth Fund

     -AllianceBernstein Tax-Managed Balanced Wealth Strategy
     -AllianceBernstein Tax-Managed Wealth Appreciation Strategy
     -AllianceBernstein Tax-Managed Wealth Preservation Strategy
     -AllianceBernstein Wealth Appreciation Strategy
     -AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

     -AllianceBernstein New York Municipal Portfolio
     -AllianceBernstein California Municipal Portfolio
     -AllianceBernstein Diversified Municipal Portfolio

     -AllianceBernstein Tax-Managed International Portfolio
     -AllianceBernstein International Portfolio



         Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of any of the Portfolios may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                  (i)      the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

         Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case, the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

         Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and

(ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

         Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

         Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of that Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

         Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

                       REDEMPTION AND REPURCHASE OF SHARES

         The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the

Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption


         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolios tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.


         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

         Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolios' portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.


         To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic fund transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


         Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

         Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.


Repurchase


         The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer Portfolio shares to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.


General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                              SHAREHOLDER SERVICES

         The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all shares of each of the Portfolios unless otherwise indicated. If you are a shareholder in a group retirement plan, your retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program

         Investors may purchase shares of the Portfolios through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription

Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Portfolio, for the purpose of conversion to Class A shares of the Portfolio. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.


         Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for the federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.


         Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports


         Each shareholder of the Portfolios receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State

Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.


                                 NET ASSET VALUE

         The per share net asset value is computed at the next close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

         With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

         (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

         (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

         (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

         (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

         (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

         (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

         (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

         (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

         (i) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

         With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         A Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares and Class C shares of the Tax-Managed International Portfolio will be invested together in a single portfolio and the assets attributable to the Class A shares, Class B shares, Class C and Class R shares of the International Portfolio will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


         Information about the brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio, with respect to the Tax-Managed International Class and the International Class, respectively, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, and to Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:



----------------------------------------------------------  ---------------------------  ----------------------------
                                                                Aggregate Brokerage         Brokerage Commissions
                        Portfolio                                Commissions Paid         Paid to Affiliated Broker
                        ---------                                ----------------         -------------------------
----------------------------------------------------------  ---------------------------  ----------------------------
Tax-Managed International Portfolio
         Fiscal Year Ended September 30, 2001                        4,949,841                       340
         Fiscal Year Ended September 30, 2002                        5,770,379                     691,843
            Fiscal Year Ended September 30, 2003                     3,129,128                     338,241
----------------------------------------------------------  ---------------------------  ----------------------------
International Portfolio
         Fiscal Year Ended September 30, 2001                        2,926,636                       310
         Fiscal Year Ended September 30, 2002                        3,490,886                     286,332
            Fiscal Year Ended September 30, 2003                     1,582,952                     171,565
----------------------------------------------------------  ---------------------------  ----------------------------


         The following table relates to brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio, with respect to the Tax-Managed International Class and the International Class, respectively, to Bernstein LLC and its predecessor for the fiscal year ended September 30, 2003:

--------------------------------------------  ----------------------------------  -----------------------------------
                                                                                   % of Aggregate Dollar Amount of
                                                  % of Portfolio's Aggregate          Transactions Involving the
                                                Brokerage Commissions Paid to      Payment of Commissions Effected
                 Portfolio                            Affiliated Broker               Through Affiliated Broker
--------------------------------------------  ----------------------------------  -----------------------------------
Tax-Managed International Portfolio                           0%                                  0%
--------------------------------------------  ----------------------------------  -----------------------------------
International Portfolio                                       0%                                  0%
--------------------------------------------  ----------------------------------  -----------------------------------



         The following table relates to brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio, with respect to the Tax-Managed International Class and the International Class, respectively, to Bernstein Limited for the fiscal year ended September 30, 2003:


--------------------------------------------  ----------------------------------  -----------------------------------
                                                                                   % of Aggregate Dollar Amount of
                                                  % of Portfolio's Aggregate          Transactions Involving the
                                                Brokerage Commissions Paid to      Payment of Commissions Effected
                 Portfolio                            Affiliated Broker               Through Affiliated Broker
--------------------------------------------  ----------------------------------  -----------------------------------
Tax-Managed International Portfolio                         10.81%                              10.69%
--------------------------------------------  ----------------------------------  -----------------------------------
International Portfolio                                     10.84%                              10.97%
--------------------------------------------  ----------------------------------  -----------------------------------

         In effecting a security transaction for the Portfolios, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, the value of the research provided, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.

         Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, financial news, historical and current financial data, information regarding trading, proxy-voting information, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends, with respect to a variety of financial instruments including equity and fixed-income securities and currencies from both a domestic and international perspective. Research services may be received in the form of written reports, computer terminals on which we receive databases and software, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third-party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for any or all investment management clients, and for other purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for other purposes, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.

         The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.

         Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. Brokerage allocations are reviewed on an ongoing basis and reevaluated in light of services provided. The Manager does not commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services. The Manager continuously monitors and evaluates the performance and execution capabilities of the brokers who transact orders to ensure consistently satisfactory service.

         Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

         The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolios is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

         Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

         Dividends paid by a Portfolio, if any, with respect to Class A, Class B, Class C and Class R shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B, Class C and Class R shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

         Distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

         Under the provisions of recently enacted tax legislation, the maximum long-term capital gain rate has been reduced from 20% to 15%, and certain distributions from a Portfolio may be treated as "qualified dividend income," taxable to non-corporate shareholders (including individuals) at the reduced maximum rate of 15% (5% for individuals in lower tax brackets). A distribution from a Portfolio generally is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Portfolio from taxable domestic corporations and certain qualified foreign corporations, and provided that the Portfolio meets certain holding period and other requirements with respect to the underlying security. In addition, a non-corporate shareholder (including an individual) must meet certain holding period requirements with respect to the shares of the Portfolio in order to take advantage of the 15% tax rate. To the extent distributions from a Portfolio are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the distributions will not be eligible for such rate. Each Portfolio will notify you as to how much of such Portfolio's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

         A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

         Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

         The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

         Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

         The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

         The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

         Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code
Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

         Provided the Portfolios qualify as a regulated investment company and more than 50% of the value of each Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Portfolios may elect for U. S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U. S. federal income tax deduction or as foreign tax credit against their U. S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

         Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

         The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

         Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

         Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

         A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

         The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

                  CUSTODIAN, COUNSEL, INDEPENDENT AUDITORS AND
                              FINANCIAL STATEMENTS

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act.

         The law firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent auditors to audit the annual financial statements of each Portfolio. Shareholder reports are available without charge upon request by calling AGIS at (800) 227-4618. The reports are not available for the Portfolios' Class A, Class B and Class C shares or the International Portfolio's Class R shares as of the date of this SAI because the Portfolios began offering these classes on December 30, 2003.

                              DESCRIPTION OF SHARES

         The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001.

         Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

         Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C and Class R shares (in the case of International Portfolio) of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolios votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

                                   APPENDIX A

Description of Corporate and Municipal Bond Ratings

         The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

(1) Reprinted from Standard & Poor's Bond Guide

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

(2) As provided by Fitch Ratings, Inc.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

(3) Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

         The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

(4) Reprinted from Standard & Poor's Bond Guide

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's(6)

         Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

(5) As provided by Fitch Ratings, Inc.
(6) Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

         The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

(7) Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

(8) As provided by Fitch Ratings, Inc.

                                   APPENDIX B

             Statement of Policies and Procedures for Voting Proxies
                    on Behalf of Discretionary Client Account

Proxy Policies

         This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

         Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

 Conflicts of Interest

         Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

         Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.